<OUTSIDE FRONT COVER>
Prospectus

                                                       Thornburg Funds
                                                       ---------------
                                                      February 1, 2009

                    Thornburg Limited Term Municipal Fund
                       ("Limited Term National Fund")
               Thornburg California Limited Term Municipal Fund
                      ("Limited Term California Fund")
                    Thornburg Intermediate Municipal Fund
                       ("Intermediate National Fund")
                Thornburg New Mexico Intermediate Municipal Fund
                       ("Intermediate New Mexico Fund")
                Thornburg New York Intermediate Municipal Fund
                        ("Intermediate New York Fund")

                Thornburg Limited Term U.S. Government Fund
                            ("Government Fund")
                      Thornburg Limited Term Income Fund
                              ("Income Fund")
                      Thornburg Strategic Income Fund
                         ("Strategic Income Fund")

                           Thornburg Value Fund
                              ("Value Fund")
                     Thornburg International Value Fund
                        ("International Value Fund")
                         Thornburg Core Growth Fund
                              ("Growth Fund")
                  Thornburg Investment Income Builder Fund
                          ("Income Builder Fund")
                     Thornburg Global Opportunities Fund
                       ("Global Opportunities Fund")
                     Thornburg International Growth Fund
                        ("International Growth Fund")

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.
                                                      NOT FDIC INSURED
                                                      MAY LOSE VALUE
                                                      NO BANK GUARANTEE
Thornburg Investment Management
Strategies for Building Real Wealth



TABLE OF CONTENTS

4          Limited Term National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

6          Limited Term California Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

8          Intermediate National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

10         Intermediate New Mexico Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

12         Intermediate New York Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

14         Government Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

16         Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

18      Strategic Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

22         Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

24         International Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

26         Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

28         Income Builder Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

30         Global Opportunities Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

32         International Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

34         Additional Information About Fund Investments,
           Investment Practices and Risks

37         Opening Your Account - Buying Fund Shares

42         Selling Fund Shares

43         Investor Services

44         Transaction Details

46         Dividends and Distributions

47         Taxes

47         Organization of the Funds

48         Investment Advisor

49         Trustees

51         Financial Highlights



LIMITED TERM NATIONAL FUND

Investment Goals
----------------
The primary investment goal of Limited Term National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 37. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares could also be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduced the ability of issuers to pay principal and interest when due or changed the tax treatment of interest on municipal obligations. Unrated obligations may have, or may be perceived to have, greater risk of default. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Limited Term National Fund by showing how the Fund's investment results vary from year to year. Information before June 21, 2004 relates to a predecessor fund which was reorganized as a Fund of Thornburg Investment Trust on June 21, 2004. For a description of the merger, see "Organization of the Funds" in the Statement of Additional Information. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Barclays Capital Five-Year Municipal Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal bonds from throughout the United States, with an approximate maturity of five years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------

15.00%


10.00%

             6.81%         7.40%
 5.00%              4.82%
                                  3.25%                3.01%  3.91%
                                         1.69%  1.25%                1.00%
 0.00% 0.34%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 3.20%
(quarter ended 6-30-02).

Lowest quarterly results for time period shown: -1.38%%
(quarter ended 6-30-04).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares            One Year    Five Years     Ten Years
---------------           --------    ----------     ---------
Return Before Taxes        -0.54%       1.86%          3.17%

Return After Taxes
on Distributions           -0.51%       1.86%          3.17%

Return After Taxes on
Distributions and Sale
of Fund Shares              0.92%       2.06%          3.23%

Barclays Index              5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------
                          One Year    Five Years     Ten Years
                          --------    ----------     ---------
Return Before Taxes         0.16%       1.87%          2.99%

Barclays Index              5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C returns because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Limited Term National Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                    Class A    Class C
                                                    -------    -------
   Maximum Sales Charge (Load) Imposed on            1.50%      none
   Purchases (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price,
   whichever is lower)                               0.50%(1)  0.50%(2)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                    Class A    Class C
                                                    -------    -------
   Management Fee                                    0.43%     0.43%
   Distribution and Service (12b-1) Fees             0.25%     1.00%
   Other Expenses                                    0.21%     0.24%
                                                     -----     -----
   Total Annual Fund Operating Expenses              0.89%     1.67%(3)

 (1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
 (2) Imposed only on redemptions of Class C shares within 12 months of purchase.
 (3) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $239     $430     $636    $1,230
     Class C Shares     $220     $526     $907    $1,976

You would pay the following expenses if you did not redeem your Class C shares:
                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class C Shares     $170     $526     $907    $1,976

LIMITED TERM CALIFORNIA FUND

Investment Goals
-----------------
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of California and its agencies, and by California local governments and their agencies. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 37. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in California which are exempt from California and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in California or issued by United States territories and possessions. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal or California income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal and California income taxes.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or be perceived to have, greater risk of default. Because the Fund invests primarily in obligations originating in California, the Fund's share value may be more sensitive to adverse economic or political developments in that state. California's economy experienced an overall slowdown in 2008, and projected budget deficits could impair the ability of some governmental issuers in California to meet their debt obligations. In one such instance, California's weak housing market and rising public employee salaries and benefits led a California municipality to seek federal bankruptcy protection and the adjustment of its debts. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Limited Term California Fund by showing how the Fund's investment results vary from year to year. Information before June 21, 2004 relates to a predecessor fund which was reorganized as a Fund of Thornburg Investment Trust on June 21, 2004. For a description of the merger, see "Organization of the Funds" in the Statement of Additional Information. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown, and the average annual total return figures compare Class A and Class C share performance to the Barclays Capital Five-Year Municipal Bond Index, a broad measure of market performance. The index is a model portfolio of municipal bonds throughout the United States, with an approximate maturity of five years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------

15.00%


10.00%

              6.26%        6.38%
 5.00%              4.27%
                                                       3.21%  3.51%
                                  2.54%  1.43%  1.00%
 0.00% 0.48%                                                         0.58%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 3.10%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -1.54%
(quarter ended 6-30-04).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares            One Year    Five Years     Ten Years
--------------            --------    ----------     ---------

Return Before Taxes        -0.90%       1.63%          2.79%

Return After Taxes
on Distributions           -0.92%       1.64%          2.79%

Return After Taxes on
Distributions and Sale
of Fund Shares              0.57%       1.85%          2.88%

Barclays Index              5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------
                          One Year    Five Years     Ten Years
                          --------    ----------     ---------
Return Before Taxes        -0.17%       1.68%          2.63%

Barclays Index              5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Limited Term California Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class A    Class C
                                                      -------    -------
   Maximum Sales Charge (Load) Imposed on Purchases    1.50%      none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on Redemptions 0.50%(1) 0.50%(2) (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                      Class A    Class C
                                                      -------    -------
   Management Fee                                      0.50%      0.50%
   Distribution and Service (12b-1) Fees               0.25%      1.00%
   Other Expenses                                      0.25%      0.28%
                                                       ----      -----
   Total Annual Fund Operating Expenses(3)             1.00%      1.78%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 0.99% and actual Class C expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $250     $464     $694    $1,356
     Class C Shares     $231     $560     $964    $2,095

You would pay the following expenses if you did not redeem your Class C shares:
                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class C Shares     $181     $560     $964    $2,095

INTERMEDIATE NATIONAL FUND

Investment Goals
----------------
The primary investment goal of Intermediate National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by certain United States territories and possessions. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 37. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Investment Risks
---------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or be perceived to have, greater risk of default. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Intermediate National Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
15.00%


10.00%
                           8.13%
             6.91%
 5.00%              4.81%         4.07%
                                         3.23%         3.69%
                                                2.34%         2.92%
 0.00%
      -1.98%

-5.00%                                                              -4.07%

       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 4.03%
(quarter ended 9-30-02)

Lowest quarterly results for time period shown: -2.34%
(quarter ended 9-30-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares            One Year    Five Years     Ten Years
--------------            --------    ----------     ---------
Return Before Taxes         -6.00%       1.16%          2.73%

Return After Taxes
on Distributions            -5.99%       1.17%          2.73%

Return After Taxes on
Distributions and Sale
of Fund Shares              -2.50%       1.58%          2.94%

Merrill Lynch Index          2.23%       3.72%          4.97%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares            One Year    Five Years    Ten Years
--------------            --------    ----------    ---------
Return Before Taxes         -4.81%       1.32%          2.61%

Merrill Lynch Index          2.23%       3.72%          4.97%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Intermediate National Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class A    Class C
                                                      -------    -------
   Maximum Sales Charge (Load) Imposed on Purchases    2.00%      none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on             0.50%(1)  0.60%(2)
   Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                      Class A    Class C
                                                      -------    -------
   Management Fee                                      0.50%      0.50%
   Distribution and Service (12b-1) Fees               0.25%      1.00%
   Other Expenses                                      0.21%      0.25%
                                                      -------    -------
   Total Annual Fund Operating Expenses                0.96%      1.75%(3)

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $296     $500     $720    $1,354
     Class C Shares     $238     $551     $949    $2,062

You would pay the following expenses if you did not redeem your Class C shares:
                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class C Shares     $178     $551     $949    $2,062

INTERMEDIATE NEW MEXICO FUND

Investment Goals
----------------
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
--------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of New Mexico and its agencies, and by New Mexico local governments and their agencies. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 37. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in New Mexico which are exempt from New Mexico and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in New Mexico or issued by United States territories or possessions. The Fund may invest up to 20% of its assets in taxable securities which produce income not exempt from federal or New Mexico income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal and New Mexico income taxes.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates, the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or may be perceived to have, greater risk of default. Because the Fund invests primarily in obligations originating in New Mexico, the Fund's share value may be more sensitive to adverse economic or political developments in that state. Declining oil and gas prices and reduced consumer sales had a negative effect on New Mexico's economy in 2008, and projected budget deficits could impair the ability of some governmental issuers in New Mexico to meet their debt obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
-----------------------------
The following information provides some indication of the risks of investing in Intermediate New Mexico Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
15.00%


10.00%

             6.57%         7.25%
 5.00%              4.53%         3.87%                3.43%  3.57%
                                         2.94%
                                                1.76%
 0.00% -0.05%                                                        0.45%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown:  3.00%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown:  -2.04%
(quarter ended 9-30-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
                          One Year    Five Years     Ten Years
                          --------    ----------     ---------
Return Before Taxes        -1.57%        2.01%          3.20%

Return After Taxes
on Distributions           -1.56%        2.01%          3.20%

Return After Taxes on
Distributions and Sale
of Fund Shares              0.23%        2.22%          3.29%

Merrill Lynch Index         2.23%        3.72%          4.97%
(reflects no deduction for fees, expenses, or taxes)

Class D Shares
--------------
                                                     Since Inception
                          One Year    Five Years        (6-01-99)
                          --------    ----------     ---------------
Return Before Taxes         0.18%        2.15%          3.24%

Merrill Lynch Index         2.23%        3.72%          5.25%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class D shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Intermediate New Mexico Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class A   Class D
                                                      -------   -------
   Maximum Sales Charge (Load) Imposed on Purchases    2.00%     none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on             0.50%(1)  none
   Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                      Class A   Class D
                                                      -------   -------
   Management Fee                                      0.50%     0.50%
   Distribution and Service (12b-1) Fees               0.25%     1.00%
   Other Expenses                                      0.22%     0.24%
                                                      -------   -------
   Total Annual Fund Operating Expenses                0.97%     1.74%(2)

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class D expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $297    $503     $726     $1,366
     Class D Shares      $177    $548     $944     $2,052

INTERMEDIATE NEW YORK FUND

Investment Goals
----------------
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by New York State and its agencies, and by New York State local governments and their agencies. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 37. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in New York State which are exempt from New York State and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in New York or issued by United States territories and possessions. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal or New York income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal and New York State and City income taxes.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. The effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or may be perceived to have, greater risk of default. Because the Fund invests primarily in obligations originating in New York, the Fund's share value may be more sensitive to adverse economic or political developments in that state. New York's economy experienced an overall slowdown in 2008, and projected budget deficits could impair the ability of some governmental issuers in New York to meet their debt obligations. New York State has a larger debt burden, higher tax rates, and more infrastructure needs than most states, which may hamper economic growth and reduce financial flexibility in years to come. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Intermediate New York Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
15.00%


10.00%
             8.31%
                           6.88%
 5.00%              5.26%
                                  3.21%                3.44%  3.37%
                                         2.30%  1.68%
 0.00% -0.32%                                                        0.78%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 3.26%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -1.73%
(quarter ended 9-30-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares
--------------
                          One Year  Five Years   Ten Years
                          --------  ----------   ---------
Return Before Taxes        -1.23%     1.90%        3.25%

Return After Taxes
on Distributions           -1.23%     1.90%        3.25%

Return After Taxes on
Distributions and Sale
of Fund Shares              0.46%     2.14%        3.36%

Merrill Lynch Index         2.23%     3.72%        4.97%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Intermediate New York Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class A
                                                      -------
   Maximum Sales Charge (Load) Imposed on Purchases    2.00%
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price,
   whichever is lower)                                 0.50%(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                      Class A
                                                      -------
   Management Fee                                      0.50%
   Distribution and Service (12b-1) Fees               0.25%
   Other Expenses                                      0.33%
                                                       -----
   Total Annual Fund Operating Expenses                1.08%(2)

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Thornburg Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $308    $537     $784     $1,491

GOVERNMENT FUND

Investment Goals
----------------
The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's investments in pursuing the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to market conditions.

Government Fund invests at least 80% of its assets in U.S. Government Securities. For this purpose, "U.S. Government Securities" means:

     Securities backed by the full faith and credit of the U.S. Government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. Government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as "Ginnie Mae" mortgage-backed certificates issued by the Government National Mortgage Association).

     Securities issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. Government. These securities include mortgage-backed certificates, collateralized mortgage obligations ("CMOs"), and debentures issued by "Freddie Mac" (Federal Home Loan Mortgage Corporation) and "Fannie Mae" (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. A fall in worldwide demand for U.S. Government Securities or general economic decline could lower the value of those securities.

Some securities owned by the Fund are not backed by the full faith and credit of the U.S. Government and may be subject to default, delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. In particular, obligations of U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities of U.S. Government agencies, instrumentalities and enterprises purchased by the Fund are rated "Aaa" by Moody's Investors Services or "AAA" by Standard and Poor's Corporation. Ratings agencies could change the ratings of these securities in the future.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Government Fund by showing how Government Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B and Class C share performance to the Barclays Capital Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government obligations. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
15.00%


10.00%       9.62%         10.39%
                    7.17%
                                                              6.76%  6.78%
 5.00%
                                                        3.33%
                                   2.38%  1.21% 1.07%
 0.00% 0.22%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 5.22%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -2.44%
(quarter ended 6-30-04).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares
--------------
                          One Year    Five Years     Ten Years
                          --------    ----------     ---------

Return Before Taxes        5.19%       3.49%          4.68%

Return After Taxes
on Distributions           4.04%       2.43%          3.18%

Return After Taxes on
Distributions and Sale
of Fund Shares             3.34%       2.35%          3.07%

Barclays Intermediate
Government Bond Index     10.43%       5.29%          5.74%
(reflects no deduction for fees, expenses, or taxes)

                                                    Since Inception
Class B Shares            One Year    Five Years      (11-01-02)
--------------            --------    ----------    ---------------
Return Before Taxes        0.39%       1.95%          2.35%

Barclays Intermediate
Government Bond Index     10.43%       5.29%          4.85%
Index (reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------            One Year    Five Years     Ten Years
                          --------    ----------     ---------
Return Before Taxes        5.95%       3.51%          4.51%

Barclays Intermediate
Government Bond Index     10.43%       5.29%          5.74%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B and Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                Class A   Class B  Class C
                                                -------   -------  -------
   Maximum Sales Charge (Load) Imposed on        1.50%     none     none
   Purchases (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original offering price,
   whichever is lower)                           0.50%(1) 5.00%(2) 0.50%(3)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                               Class A   Class B   Class C
                                               -------   -------   -------
   Management Fee                               0.38%     0.38%     0.38%
   Distribution and Service (12b-1) Fees        0.25%     1.00%     1.00%
   Other Expenses                               0.32%     0.88%     0.37%
                                                -------   -------  -------
   Total Annual Fund Operating Expenses         0.95%     2.26%     1.75%(4)

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Class B shares are subject to a contingent deferred sales charge
    (CDSC) if shares are redeemed within seven years of purchase. The CDSC decreases over time.
(3) Imposed only on redemptions of Class C shares within 12 months of purchase.
(4) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $245    $  448   $  668   $1,299
     Class B Shares      $729    $1,056   $1,410   $2,261*
     Class C Shares      $228    $  551   $  949   $2,062

You would pay the following expenses if you did not redeem your Class B or C shares:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class B Shares      $229    $  706   $1,210   $2,261*
     Class C Shares      $178    $  551   $  949   $2,062

* Reflects the conversion to Class A Shares at the end of eight years.

INCOME FUND

Investment Goals
----------------
The primary goal of Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio in attempting to meet the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. Government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest ratings of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investors Services, Inc., (Aaa, Aa or A) or if not rated, judged to be of comparable quality by Thornburg. The Fund will not invest in any debt obligation rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by Thornburg. The Fund may purchase debt obligations such as corporate debt obligations, mortgage-backed securities, other asset-backed securities, municipal securities, and commercial paper and bankers' acceptances. Securities ratings are discussed beginning on page 37. The Fund emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, but may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return.

Some investments owned by the Fund may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government obligations or general economic decline could lower the value of these securities. Additionally, obligations of U.S. Government agencies and instrumentalities (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency or instrumentality in the absence of a legal requirement to do so.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Fund by showing how Income Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Barclays Capital Intermediate Government/Credit Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government and corporate debt obligations. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
15.00%


10.00%       9.48%
                    8.16%  8.71%
                                                              6.02%
 5.00%                            4.37%
                                          2.45%         3.55%
                                                1.28%
 0.00% 0.38%

                                                                    -3.55%
-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 4.39%
(quarter ended 9-30-01).

Lowest quarterly results for time period shown: -2.65%
(quarter ended 9-30-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------

Class A Shares
--------------              One Year    Five Years    Ten Years
                            --------    ----------    ---------
Return Before Taxes          -4.98%       1.59%         3.86%

Return After Taxes
on Distributions             -6.53%       0.18%         2.08%

Return After Taxes on
Distributions and Sale
of Fund Shares               -3.22%       0.55%         2.21%

Barclays Intermediate
Govt/Credit Index             5.08%       4.21%         5.42%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------
                            One Year    Five Years     Ten Years
                            --------    ----------     ---------
Return Before Taxes          -4.18%       1.67%         3.70%

Barclays Intermediate
Govt/Credit Index             5.08%       4.21%         5.42%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                    Class A    Class C
                                                    -------    -------
   Maximum Sales Charge (Load)Imposed                1.50%      none
   on Purchases (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on           0.50%(1)   0.50%(2)
   Redemptions (as a percentage of redemption proceeds or original offering price, whichever is lower)

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                    Class A    Class C
                                                    -------    -------
   Management Fee                                    0.50%      0.50%
   Distribution and Service (12b-1) Fees             0.25%      1.00%
   Other Expenses                                    0.28%      0.33%
                                                    -------    -------
   Total Annual Fund Operating Expenses(3)           1.03%      1.83%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 0.99% and actual Class C expenses do not exceed 1.24%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $253    $473     $710     $1,391
     Class C Shares      $236    $576     $990     $2,148

You would pay the following expenses if you did not redeem your Class C shares:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class C Shares      $186    $576     $990     $2,148

STRATEGIC INCOME FUND

Investment Goals
----------------
The Fund's primary investment goal is to seek a high level of current income. The Fund's secondary investment goal is some long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt obligations issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     * mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored enterprises
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and other equity trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. Some debt obligations may be backed by so-called "subprime" mortgages (which may be subject to a greater risk of default), making it difficult for the Fund to value its investment or to sell the investment in a timely manner or at an acceptable price.

Investments in debt obligations or equity securities issued by smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling the investments.

Foreign debt obligations or foreign equity securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, or could be downgraded by ratings agencies. Similarly, debt obligations issued by U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the U.S. Government and may not be backed by the full faith and credit of the government. Consequently, these agency obligations may also be subject to default, delays in payment, or could be downgraded by ratings agencies.

Investments in structured finance arrangements, including CMOs, CDOs, CBOs and CLOs, involve the risks associated with the underlying pool of securities or other assets, and also may involve risks different or greater than the risks affecting the underlying assets. In particular, these investments may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price.

Investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to any derivative to perform its obligations to the Fund, the Fund's inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

The market value of any zero coupon bonds or "stripped" securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Zero coupon bonds and "stripped" securities are also subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Strategic Income Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class A shares in the one full calendar year of the Fund's operations. The Fund's operations commenced on December 19, 2007. The average annual total return figures compare Class A and Class C performance to the Barclays Capital U.S. Universal Index, a broad measure of market performance, and to a Blended Benchmark,* comprised of 80% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 20% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus
-----------------------------------------------------------
 80.00%

 60.00%

 40.00%

 20.00%

  0.00%

-20.00%       -18.48%

-40.00%

-60.00%

                2008

Highest quarterly results for time period shown: -0.21%
(quarter ended 3-31-08)

Lowest quarterly results for time period shown: -10.38%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                                 Since Inception
Class A Shares                 One Year            (12-19-07)
--------------                 --------          ---------------

Return Before Taxes             -22.13%              -19.95%

Return After Taxes
on Distributions                -23.96%              -21.80%

Return After Taxes on
Distributions and Sale
of Fund Shares                  -14.25%              -17.84%

Barclays U.S. Universal Index     2.38%                2.66%
(reflects no deduction for fees, expenses, or taxes)

Blended Benchmark                -5.60%               -4.71%
(reflects no deduction for fees, expenses, or taxes)

                                                 Since Inception
Class C Shares                 One Year            (12-19-07)
--------------                 --------          ---------------

Return Before Taxes             -19.77%              -16.86%

Barclays U.S. Universal Index     2.38%                2.66%
(reflects no deduction for fees, expenses, or taxes)

Blended Benchmark                -5.60%               -4.71%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                    Class A    Class C
                                                    -------    -------
   Maximum Sales Charge (Load) Imposed on            4.50%      none
   Purchases (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on           1.00%(1)  1.00%(2)
   Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
                                                    Class A    Class C
                                                    -------    -------
   Management Fee                                    0.75%     0.75%
   Distribution and Service (12b-1) Fees             0.25%     1.00%
   Other Expenses                                    0.79%     0.90%
                                                     -----     -----
   Total Annual Fund Operating Expenses(3)           1.79%     2.65%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.25% and actual Class C expenses do not exceed 1.80%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class A Shares     $624    $988     $1,376   $2,461
     Class C Shares     $368    $823     $1,405   $2,983

You would pay the following expenses if you did not redeem your Class C shares:
                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class C Shares     $268    $823     $1,405   $2,983

* The blended benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Equity Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
As of June 2008, the MSCI World Index consisted of securities traded in the following 23 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

VALUE FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg"), offer prospects for meeting the Fund's investment goals.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 stocks.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B and Class C share performance to the Standard & Poor's 500 Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------
 80.00%


 60.00%


 40.00%
        37.44%                     34.99%

 20.00%                                                 21.97%

              3.96%                       7.21%  9.52%         6.14%
  0.00%
                     -8.11%

-20.00%
                            -24.85%

-40.00%                                                            -41.56%


-60.00%
        1999   2000   2001   2002   2003   2004   2005   2006   2007  2008

Highest quarterly results for time period shown: 21.63%
(quarter ended 12-31-99)

Lowest quarterly results for time period shown: -22.07%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares
--------------            One Year    Five Years      Ten Years
                          --------    ----------     ----------

Return Before Taxes        -44.20%      -3.24%          1.23%

Return After Taxes
on Distributions           -44.37%      -3.94%          0.64%

Return After Taxes on
Distributions and Sale
of Fund Shares             -28.71%      -2.71%          0.95%

S&P 500 Index              -37.00%      -2.19%         -1.38%
(reflects no deduction for fees, expenses, or taxes)

Class B Shares
-------------
                                                       Since Inception
                          One Year     Five Years      04-03-00
                          --------     ----------      ---------------
Return Before Taxes        -44.90%      -3.44%         -3.10%

S&P 500 Index              -37.00%      -2.19%         -4.01%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
-------------
                          One Year     Five Years      Ten Years
                          --------     ----------      ---------
Return Before Taxes        -42.58%      -3.07%          0.91%

S&P 500 Index              -37.00%      -2.19%         -1.38%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B and Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Value Fund.

Shareholders Fees (fees paid directly from your investment)
-----------------
                                            Class A   Class B   Class C
                                            -------   ------    -------
   Maximum Sales Charges (Load)
   Imposed on Purchases (as a
   percentage of offering price)             4.50%     None      None

   Maximum Deferred Sales Charge
   (Load) on Redemptions (as a
   percentage of redemption proceeds
   or original purchase price,
   whichever is lower)                       1.00%(1)  5.00%(2) 1.00%(3)

   Redemption Fee (as a percentage
   of amount redeemed)                       1.00%(4)   None     None

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                            Class A   Class B   Class C
                                            -------   -------   -------
   Management Fee                            0.73%      0.73%    0.73%
   Distribution and Service (12b-1) Fees     0.25%      1.00%    1.00%
   Other Expenses                            0.39%      0.47%    0.40%
                                             -----      -----    -----
   Total Annual Fund Operating Expenses(5)   1.37%      2.20%    2.13%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Class B shares are subject to a contingent deferred sales charge
    (CDSC) if shares are redeemed within seven years. The CDSC decreases over time.
(3) Imposed only on redemptions of Class C shares within 12 months of purchase.
(4) Imposed only on redemptions or exchanges within 30 days of purchase; does not apply to any purchase subject to a CDSC.
(5) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $583    $864     $1,166   $2,022
     Class B Shares      $723    $1,038   $1,380   $2,321*
     Class C Shares      $316    $667     $1,144   $2,462

You would pay the following expenses if you did not redeem your Class B or C shares:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class B Shares      $223    $688     $1,180   $2,321*
     Class C Shares      $216    $667     $1,144   $2,462

* Reflects the conversion to Class A Shares at the end of eight years.

INTERNATIONAL VALUE FUND

Investment Goals
----------------
International Value Fund* seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Fund may also invest in partnership interests.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

* The Fund was known as "Thornburg Global Value Fund" prior to February
  1, 2002.

Past Performance of the Fund*
----------------------------
The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class B and Class C share performance to the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------
 80.00%


 60.00%  63.39%


 40.00%                           40.02%

                                                       25.62% 27.71%
 20.00%
                                          17.72% 17.70%

  0.00%      -1.57%

                   -10.53% -10.45%
-20.00%


-40.00%                                                            -41.89%

-60.00%
        1999   2000   2001   2002   2003   2004   2005   2006   2007  2008

Highest quarterly results for time period shown: 34.73%
(quarter ended 12-31-99)

Lowest quarterly results for time period shown: -19.43%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above and returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class A Shares
--------------            One Year    Five Years    Ten Years
                          --------    ----------    ---------

Return Before Taxes        -44.50%      4.28%         8.32%

Return After Taxes
on Distributions           -44.76%      3.47%         7.42%

Return After Taxes on
Distributions and Sale
of Fund Shares             -28.87%      3.56%         6.96%

EAFE Index                 -43.38%      1.66%         0.80%
(reflects no deduction for fees, expenses, or taxes)

Class B Shares
--------------
                                                    Since Inception
                          One Year    Five Years       04-03-00
                          --------    ----------    ---------------
Return Before Taxes        -45.19%      4.08%         3.07%

EAFE Index                 -43.38%      1.66%        -1.65%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------            One Year    Five Years     Ten Years
                          --------    ----------     ---------
Return Before Taxes        -42.88%      4.50%         7.94%

EAFE Index                 -43.38%      1.66%         0.80%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class B and Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Value Fund.

Shareholders Fees (fees paid directly from your investment)
-----------------
                                            Class A   Class B   Class C
                                            -------   -------   -------
   Maximum Sales Charges (Load)
   Imposed on Purchases (as a
   percentage of offering price)             4.50%     None      None

   Maximum Deferred Sales Charge             1.00%(1)  5.00%(2)  1.00%(3)
   (Load) on Redemptions (as a
   percentage of redemption
   proceeds or original purchase
   price, whichever is lower)

   Redemption Fee (as a percentage
   of amount redeemed)                       1.00%(4)  None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                             Class A   Class B   Class C
                                             -------   -------   -------
   Management Fee                             0.69%     0.69%     0.69%
   Distribution and Service (12b-1) Fees      0.25%     1.00%     1.00%
   Other Expenses                             0.42%     0.43%     0.40%
                                             -------   -------   -------
   Total Annual Fund Operating Expenses(5)    1.36%     2.12%     2.09%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Class B shares are subject to a contingent deferred sales charge
    (CDSC) if shares are redeemed within seven years of purchase. The CDSC decreases over time.
(3) Imposed only on redemptions of Class C shares within 12 months of purchase.
(4) Imposed only on redemptions or exchanges within 30 days of purchase; does not apply to any redemption subject to a CDSC.
(5) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $582    $861     $1,161   $2,011
     Class B Shares      $715    $1,014   $1,339   $2,255*
     Class C Shares      $312    $655     $1,124   $2,421

You would pay the following expenses if you did not redeem your Class B or C shares:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class B Shares      $215    $664     $1,139   $2,255*
     Class C Shares      $212    $655     $1,124   $2,421

* Reflects the conversion to Class A Shares at the end of eight years.

GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests, and foreign debt obligations. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
..  potential size of business                  taxes, depreciation and
..  value based on earnings                     amortization)
   growth discount model                   .  management strength
..  price/earnings ratio                    .  debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the S&P Composite 1500 Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the S&P Composite 1500 Index) and tend to show steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the U.S. gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, pronounced market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Growth Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C share performance to the Russell 3000 Growth Index, a broad measure of market performance. The Index is a model portfolio of equity securities designed to track the performance of U.S. companies with a greater than average growth orientation. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------
 80.00%


 60.00%               56.45%


 40.00%


 20.00%                                 22.09%
                                15.38%          18.11%
                                                        11.42%
  0.00%


-20.00% -19.18%
                -26.37%

-40.00%

                                                               -50.95%
-60.00%
         2001    2002    2003    2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 31.27%
(quarter ended 6-30-03).

Lowest quarterly results for time period shown: -26.95%
(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Return (periods ended 12-31-08)
---------------------------
Class A Shares                                  Since Inception
--------------        One Year    Five Years    12-27-00
                      --------    ----------    ---------------

Return Before Taxes    -53.17%      -2.78%        -2.83%

Return After Taxes
on Distributions       -53.16%      -2.84%        -2.87%

Return After Taxes on
Distributions and Sale
of Fund Shares         -34.56%      -2.33%        -2.36%

Russell 3000
Growth  Index          -38.44%      -3.33%        -5.61%
(reflects no deduction for fees, expenses, or taxes)

Class C Shares
--------------
                                                Since Inception
                      One Year    Five Years    12-27-00
                      --------    ----------    ---------------
Return Before Taxes    -51.82%      -2.63%        -3.08%

Russell 3000
Growth Index           -38.44%      -3.33%        -5.61%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Growth Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                       Class A    Class C
                                                       -------    -------
   Maximum Sales Charge (Load) Imposed on Purchases     4.50%     None
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price,
   whichever is lower)                                 1.00%(1)   1.00%(2)

   Redemption Fee (as a percentage of amount
   redeemed)                                           1.00%(3)   None

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                       Class A    Class C
                                                       -------    -------
   Management Fee                                       0.76%      0.76%
   Distribution and Service (12b-1) Fees                0.25%      1.00%
   Other Expenses                                       0.64%      0.69%
                                                        -----     ------
   Total Annual Fund Operating Expenses(4)              1.65%      2.45%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions or exchanges within 30 days of purchase; does not apply to any redemption subject to a CDSC.
(4) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63% and actual Class C expenses do not exceed 2.38%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years   5 Years   10 Years
                       ------    -------   -------   --------
     Class A Shares     $610      $947      $1,307    $2,317
     Class C Shares     $348      $764      $1,306    $2,786

You would pay the following expenses if you did not redeem your Class C shares:
                       1 Year    3 Years   5 Years   10 Years
                       ------    -------   -------   --------
     Class C Shares     $248      $764      $1,306    $2,786

INCOME BUILDER FUND

Investment Goals
----------------
The Fund's primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund's secondary investment goal is long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries) and also including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund's portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund emphasizes investments in domestic securities, but may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

Foreign equity securities and foreign debt obligations the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescense, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C performance to the Standard & Poor's 500 Index, a broad measure of market performance, and to a Blended Benchmark,* comprised of 25% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------
 80.00%


 60.00%


 40.00%
        32.05%
                               24.30%
 20.00%
                16.87%                  18.20%
                        8.74%
0.00%


-20.00%

                                               -34.65%
-40.00%


-60.00%
         2003    2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 16.37%
(quarter ended 6-30-03).

Lowest quarterly results for time period shown: -15.16%
(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Annual Total Return (periods ended 12-31-08)
-------------------
Class A Shares                                        Since Inception
--------------          One Year       Five Years       (12-24-02)
                        --------       ----------     ---------------

Return Before Taxes      -37.59%          3.09%           7.40%

Return After Taxes       -38.90%          1.25%           5.57%
on Distributions

Return After Taxes on
Distributions and Sale
of Fund Shares           -24.30%          1.81%           5.51%

S&P 500 Index            -37.00%         -2.19%           2.15%
(reflects no deduction for fees, expenses or taxes)

Blended Benchmark        -31.05%          0.97%           4.61%
(reflects no deduction for fees, expenses or taxes)

Class C Shares                                        Since Inception
--------------          One Year       Five Years       (12-24-02)
                        --------       ----------     ---------------

Return Before Taxes      -35.71%          3.48%           7.68%

S&P 500 Index            -37.00%         -2.19%           2.15%
(reflects no deduction for fees, expenses or taxes)

Blended Benchmark        -31.05%          0.97%           4.61%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Builder Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                                      Class A   Class C
                                                      -------   -------
   Maximum Sales Charge (Load) Imposed on Purchases    4.50%     none
   (as a percentage of offering price)

   Maximum Deferred Sales Charge (Load) on
   Redemptions (as a percentage of redemption
   proceeds or original purchase price, whichever
   is lower)                                           1.00%(1)  1.00%(2)

   Redemption Fee (as a percentage of amount redeemed) 1.00%(3)   none

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                                     Class A     Class C
                                                     -------     -------
   Management Fee                                     0.74%       0.74%
   Distribution and Service (12b-1) Fees              0.25%       1.00%
   Other Expenses                                     0.32%       0.36%
                                                     -------     -------
   Total Annual Fund Operating Expenses(4)            1.31%       2.10%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions or exchanges within 30 days of purchase; does not apply to any redemption subject to a CDSC.
(4) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class C expenses do not exceed 1.90%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class A Shares       $577       $847        $1,136      $1,958
     Class C Shares       $313       $658        $1,129      $2,431

You would pay the following expenses if you did not redeem your Class C shares:
                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class C Shares       $213       $658        $1,129      $2,431

* The blended benchmark is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Equity Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
As of June 2008, the MSCI World Index consisted of securities traded in the following 23 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

GLOBAL OPPORTUNITIES FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. This goal is a fundamental policy of the Fund, and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc., believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor's view of specific investment opportunities and macro-economic factors.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, currency fluctuations, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investment, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate) as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class C performance to the Morgan Stanley Capital International (MSCI) All Country World Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------
 80.00%


 60.00%


 40.00%
        31.92%

 20.00%


  0.00%


-20.00%


-40.00%
                -48.17%

-60.00%
         2007    2008

Highest quarterly results for time period shown: 14.48%
(quarter ended 06-30-07)

Lowest quarterly results for time period shown: -26.80%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                                 Since Inception
Class A Shares            One Year                 (07-28-06)
--------------            --------               ---------------

Return Before Taxes        -50.52%                   -7.79%

Return After Taxes
on Distributions           -51.13%                   -8.80%

Return After Taxes on
Distributions and Sale
of Fund Shares             -32.79%                   -6.98%

MSCI World Index           -42.20%                  -12.15%
(reflects no deduction for fees, expenses, or taxes)

                                                 Since Inception
Class C Shares            One Year                 (07-28-06)
--------------            --------               ---------------

Return Before Taxes        -49.04%                   -6.75%

MSCI World Index           -42.20%                  -12.15%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Global Opportunities Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                           Class A         Class C
                                           -------         -------
   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price)                          4.50%           None

   Maximum Deferred Sales Charge (Load)
   on Redemptions (as a percentage of
   redemption proceeds or original
   purchase price, whichever is lower)      1.00%(1)       1.00%(2)

   Redemption Fee (as a percentage of
   amount redeemed)                         1.00%(3)        None

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                           Class A         Class C
                                           -------         -------
   Management Fee                           0.87%           0.87%
   Distribution and Service (12b-1) Fees    0.25%           1.00%
   Other Expenses                           0.55%           0.53%
                                            -----           -----
   Total Annual Fund Operating Expenses(4)  1.67%           2.40%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions within 30 days of purchase; does not apply to any redemption subject to a CDSC.
(4) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63% and actual Class C expenses do not exceed 2.38%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class A Shares       $612       $953        $1,317      $2,337
     Class C Shares       $343       $748        $1,280      $2,736

You would pay the following expenses if you did not redeem your Class C shares:
                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class C Shares       $243       $748        $1,280      $2,736

INTERNATIONAL GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
..  potential size of business                  taxes, depreciation and
..  value based on earnings                     amortization)
   growth discount model                   .  management strength
..  price/earnings ratio                    .  debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the MSCI All Country World ex U.S. Growth Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the MSCI All Country World ex U.S. Growth Index) and tend to show earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the world's gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Investments in smaller companies involve additional risks, because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 34.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class A shares in the one full calendar year of the Fund's operations.
The Fund's operations commenced on February 1, 2007. The average annual total return figures compare Class A and Class C share performance to the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Growth Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------
 80.00%


 60.00%


 40.00%


 20.00%


  0.00%


-20.00%


-40.00%

               -50.32%
-60.00%
                2008

Highest quarterly results for time period shown: -5.88%
(quarter ended 6-30-08)

Lowest quarterly results for time period shown: -25.74%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                            Since Inception
Class A Shares                One Year          02-01-07
--------------                --------      ---------------

Return Before Taxes            -52.56%           -21.50%

Return After Taxes
on Distributions               -52.85%           -22.08%

Return After Taxes on
Distributions and Sale
of Fund Shares                 -34.17%           -18.17%

MSCI All Country World
ex-U.S. Growth Index           -45.61%           -20.40%
(reflects no deduction for fees, expenses, or taxes)

                                            Since Inception
Class C Shares                 One Year         02-01-07
--------------                ---------     ---------------

Return Before Taxes            -51.17%           -20.16%

MSCI All Country World
ex-U.S. Growth Index           -45.61%           -20.40%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts not subject to federal income tax. The after-tax returns shown relate only to Class A shares, and after-tax returns will vary for Class C shares because the returns of the classes are different.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
----------------
                                            Class A         Class C
                                            -------         -------
   Maximum Sales Charge (Load) Imposed on
   Purchases (as a percentage of
   offering price)                          4.50%           None

   Maximum Deferred Sales Charge (Load)
   on Redemptions (as a percentage of
   redemption proceeds or original
   purchase price, whichever is lower)      1.00%(1)        1.00%(2)

   Redemption Fee (as a percentage of
   amount redeemed)                         1.00%(3)        None

Annual Fund Operating Expenses (expenses that are deducted from Fund ------------------------------ assets)
                                            Class A         Class C
                                            -------         -------
   Management Fee                            0.88%           0.88%
   Distribution and Service (12b-1) Fees     0.25%           1.00%
   Other Expenses                            0.87%           0.99%
                                             -----           -----
   Total Annual Fund Operating Expenses(4)   2.00%           2.87%

(1) Imposed only on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2) Imposed only on redemptions of Class C shares within 12 months of purchase.
(3) Imposed only on redemptions within 30 days of purchase; does not apply to any redemption subject to a CDSC.
(4) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class A expenses do not exceed 1.63% and actual Class C expenses do not exceed 2.38%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class A Shares       $644       $1,049     $1,479       $2,672
     Class C Shares       $390       $889       $1,513       $3,195

You would pay the following expenses if you did not redeem your Class C shares:
                         1 Year     3 Years     5 Years     10 Years
                         ------     -------     -------     --------
     Class C Shares       $290       $889       $1,513       $3,195

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES,
AND RISKS

Information about each Fund's principal investment strategies and principal investment risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Additional information about each Fund's investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds' policies and procedures with respect to the disclosure of Fund portfolio investments.

Principal Investment Strategies
-------------------------------
A "principal investment strategy" of a Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund's assets. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption "Principal Investment Strategies" relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Common Stocks and Equity Securities
-----------------------------------
Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares ("ADRs" and "ADSs"), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity markets have a history of long-term growth in value, the values of equity markets fluctuate significantly over short and intermediate time periods. The prices of individual equity securities may fluctuate even more sharply based on changes in a company's financial condition and on overall market and economic conditions.

Value Fund, International Value Fund, Core Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund's net asset value may increase or decrease more in response to a change in the value of one of the Fund's portfolio holdings than if the Fund invested in a larger number of issuers.

Bonds and Other Debt Obligations
--------------------------------
Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The yields on debt obligations are dependent on a variety of factors, including the general money market, the size of a particular debt offering, the maturity of the debt obligation, and the rating of the issuer. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by a Fund may result in a lower yield to the Fund. Debt obligations have varying degrees of quality and varying levels of sensitivity to changing interest rates. Prices of longer-term debt obligations are relatively more sensitive to interest rate changes than shorter term debt obligations.

Lower-quality debt obligations (sometimes called "junk" bonds or "high yield" securities) are rated below investment grade by the primary rating agencies, and are often considered to be speculative with respect to the issuer's continuing ability to make principal and interest payments. See "Securities Ratings and Credit Quality; Insurance" below. The market for lower-quality debt obligations may also be less liquid than investment-grade securities, making it difficult for the holders to value such obligations or sell them at an acceptable price.

Foreign Equity Securities and Foreign Corporate Debt Obligations
----------------------------------------------------------------
Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including a government's decision to devalue its currency or impose currency controls. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative decisions or changes. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These risks may be more pronounced in developing countries. Investments in developing countries may be particularly subject to fluctuations in value, political instability, restrictions on foreign ownership or repatriation of earnings, delays in purchase or sale, high inflation rates, changes in exchange rates and controls, higher costs for converting foreign currencies, higher national debt levels, and abrupt changes in monetary and fiscal policies.

Municipal Obligations
---------------------
Municipal debt obligations, which are often called "municipal obligations," are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are typically categorized as "general obligation bonds" or "revenue bonds." General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes (including tax exempt commercial paper), bonds, municipal leases and participation interests in these obligations.

Many municipal obligations pay interest which is exempt from federal income taxes. Interest which is exempt from federal income tax may, however, be subject to the federal alternative minimum tax or state income taxes. Some municipal obligations pay interest which is subject to both federal and state income taxes.

Municipal obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of municipal obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of municipal obligations when interest rates rise.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, municipal obligations may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal leases are used by state and local governments to acquire a wide variety of equipment and facilities. Municipal obligations, including lease revenue bonds and certificates of participation, may provide the investor with a proportionate interest in payments made by the governmental issuer on the underlying lease. These municipal lease obligations are typically backed by the government's covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include non-appropriation clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

Because each of Limited Term California Fund, Intermediate New Mexico Fund and Intermediate New York Fund invests principally in municipal obligations originating in a single state, the value of the Fund's shares may be more sensitive to adverse economic or political developments in that state. For additional information respecting the economies of California, New Mexico and New York, and the risks that may affect municipal obligations originating in those states, see the Statement of Additional Information.

Obligations of the U.S. Government
----------------------------------
U.S. Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government obligations also include obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations have limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. Government placed the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") into conservatorship overseen by the Federal Housing Finance Agency. While this arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac, the government has not stated explicitly that securities issued or guaranteed by Fannie Mae or Freddie Mac are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these or other government-sponsored enterprises.

Debt Obligations Issued by Foreign Governments
----------------------------------------------
Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). A Fund's investments in these foreign debt obligations can be denominated in U.S. dollars or in foreign currencies.

These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative changes. In addition, the markets in some foreign countries may be more volatile and subject to less stringent investor protection and disclosure requirements, and it may be difficult for a Fund to sell the debt obligations in those markets. These risks may be more pronounced for a Fund's investments in debt obligations issued by developing countries.

Convertible Debt Obligations
----------------------------
Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or "coupon" payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A "stripped" security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an "income only" or "I/O" security) or the separate principal component of the debt obligation (commonly referred to as a "principal only" or "P/O" security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments
-----------------------------------------------------------------------
Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called "subprime" mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. Government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac")) or by private issuers. Mortgage-backed securities issued by agencies of the U.S. Government may or may not be backed by the full faith and credit of the U.S. Government. Those securities with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting "Obligations of the U.S. Government." Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest
payments.   The market value and expected yield of mortgage-backed
securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages' scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund's yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security's effective maturity, a slower prepayment rate on the underlying mortgages may increase the volatility of the security's price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See "Structured Finance Arrangements," below, for further discussion of these instruments.

Other Asset-Backed Securities
-----------------------------
Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans or credit card receivables. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans. These securities are also subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities.

Structured Finance Arrangements
-------------------------------
Structured finance arrangements include investments such as collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs"). Interests in structured finance arrangements are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. Government insured mortgage-backed securities (such as Ginnie Mae certificates) or other mortgage loans that are not backed by the U.S. Government, CBOs are backed by a pool of fixed income obligations (which may include high yield obligations), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called "subprime" mortgages.

Structured finance arrangements are typically issued in multiple "tranches," each of which represents a portion or "slice" of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a "junior" tranche until all other, more "senior" tranches are paid in full for that period. The most junior tranche is commonly referred to as the "residual" or "equity" interest.

An investment in a structured finance arrangement entails the same risks associated with an investment in the underlying debt obligations, including risks associated with interest rate changes, the creditworthiness of the issuer, and the rate of prepayment on the underlying obligations. Additionally, an investment in this type of arrangement entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured finance arrangements may also be less liquid than for other debt obligations, including other types of asset-backed securities, making it difficult for a Fund to value its investment or seel the investment in a timely manner or at an acceptable price. Finally, certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding the assets directly, which may entail additional risks (see "Derivatives," below).

Securities Ratings and Credit Quality; Insurance
------------------------------------------------
A debt obligation's credit rating reflects the expected ability of the obligation's issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch") and Standard & Poor's Corporation ("S&P"). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's, Fitch, or S&P are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as "high-yield" securities or "junk" bonds, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation's rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer's current financial condition may be better or worse than a rating indicates.

Certain municipal obligations in which the Funds may invest are covered by insurance for the timely payment of principal and interest. Rating organizations separately rate the claims-paying ability of the third party insurers that provide such insurance. To the extent that obligations held by a Fund are insured by an insurer whose claims-paying ability is downgraded by Moody's, S&P or Fitch, the value and credit rating of those debt obligations may be negatively affected, and failure of an insurer coupled with a default on an insured debt obligation held by a Fund would result in a loss of some or all of the Fund's investment in the debt obligation.

Real Estate Investment Trusts
-----------------------------
Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

Derivatives
-----------
Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). Strategic Income Fund may invest in derivative instruments as a principal investment strategy. See the Statement of Additional Information for additional detail respecting the various derivative instruments that each Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

Temporary Investments
---------------------
Each of the Funds may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity.
Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund's ability to attain its investment objectives, and in the case of Limited Term National fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, and Intermediate New York Fund, could result in current income subject to federal and state income taxes.

OPENING YOUR ACCOUNT - BUYING FUND SHARES

To open an account to purchase Class A, Class B, Class C or Class D shares of the Funds, complete and sign an account application and give it, along with your check, to your financial advisor. If there is no application accompanying this Prospectus, please call 1-800-847-0200.

For individual investors, the minimum amount to open an account is $5,000, except that an individual retirement account may be opened with $2,000. The minimum amount for subsequent purchases of shares of each Fund within an account is $100 per Fund. Minimums may be waived under certain circumstances.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined "wrap" asset allocation program or other fee-based brokerage account, the minimum amount to open an account is $2,500, unless otherwise specified by your program's provider. Consult your investment professional for your program minimum. The minimum for subsequent purchases of shares of each Fund within an account is $100 per Fund. Minimums may be waived under certain circumstances.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check made payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

THE FUNDS OFFER DIFFERENT SHARE CLASSES

Each Fund offers Class A shares. Government Fund, Value Fund and International Value Fund offer Class B shares. Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund offer Class C shares. Intermediate New Mexico Fund offers Class D shares. Each of a Fund's shares represents an equal undivided interest in the Fund's assets, and each share class of a particular Fund has common investment objectives and a common investment portfolio. Each class may have varying annual expenses and sales charge structures, which may affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through securities dealers, brokers, independent financial advisors and others ("financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation ("TSC"), or, under certain circumstances, through TSC in those states where TSC is registered. All orders are subject to acceptance by the Funds, and the Funds and TSC reserve the right to refuse any order in whole or in part.

Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Funds' distributor, TSC, at 1-800-847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their financial advisor or other person who is offering or making available shares of the Funds.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value ("NAV") next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of a Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Financial advisors and financial intermediaries such as securities dealers, retirement plans, and trust companies who hold shares for investors ("intermediaries") may impose charges or fees in connection with selling or holding Fund shares. These amounts differ depending upon the class of shares, the identity of the financial advisor or intermediary, and how the investor holds Fund shares.

Commissions and other sales charges paid by the investor when buying or redeeming Fund shares are displayed for each Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares," "Buying and Selling Class B Shares," and "Buying Class C Shares."

Amounts which could be paid by each Fund in connection with Rule 12b-1 plans are displayed for each Fund under the caption "Fees and Expenses of the Fund," and are described below under the captions "Buying Class A Shares," "Buying and Selling Class B Shares," "Buying Class C Shares" and "Buying Class D Shares."

Thornburg and TSC may pay amounts from their own resources to financial advisors in connection with the financial advisors' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. Financial advisor firms may pay additional compensation to their representatives who sell Fund shares or to third party intermediaries with whom the financial advisor firms have agreements to sell Fund shares. Thornburg or TSC also may provide non-cash compensation to financial advisor firms including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Funds also may pay amounts for these services, to the extent that the services provided by these intermediaries replace services which would otherwise be provided by the Funds' transfer agent or other persons hired directly by the Funds.

In addition, some financial advisors and intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the financial advisor or intermediary.

BUYING CLASS A SHARES

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at NAV. The sales charge is shown in the table below. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions. Class A shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund redeemed or exchanged within 30 days of purchase (not including the automatic conversion of any Class B shares into Class A shares at the end of eight years) are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution related services. Because this service fee is paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class A Shares Total Sales Charges
                                    As Percentage      As Percentage
                                  of Offering Price    of Net Asset Value
Limited Term Funds (National, California, Government,and Income Funds)
----------------------------------------------------------------------
Less than $250,000.00              1.50%                  1.52%
$250,000 to 499,999.99             1.25%                  1.27%
$500,000 to 999,999.99             1.00%                  1.01%
$1,000,000 and over                0.00%*                 0.00%*

Intermediate Term Funds (National, New Mexico and New York Funds)
----------------------------------------------------------------
Less than $250,000.00              2.00%                  2.04%
$250,000 to 499,999.99             1.50%                  1.52%
$500,000 to 999,999.99             1.25%                  1.27%
$1,000,000 and over                0.00%*                 0.00%*

Strategic Income Fund and each of the Equity Funds (Value, International
Value, Growth Fund, Income Builder,Global Opportunities and International
Growth Funds)
---------------------------------------------------------------
Less than $50,000                  4.50%                  4.71%
$50,000 to 99,999.99               4.00%                  4.17%
$100,000 to 249,999.99             3.50%                  3.63%
$250,000 to $499,999.99            3.00%                  3.09%
$500,000 to 999,999.99             2.00%                  2.04%
$1,000,000 and over                0.00%*                 0.00%*

<F8> There is no sales charge on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge ("CDSC") will be imposed on any part or all of such an investment which is redeemed within 12 months of purchase. The CDSC is 1/2 of 1% for the Limited Term and Intermediate Term Funds shown above, 1% for Strategic Income Fund and for the Equity Funds shown above, and is not subject to waiver or reduction. TSC intends to pay a commission (which may be paid in installments) to financial advisors who place an order for a single purchaser for any of the Limited Term or Intermediate Term funds of up to 0.5% for any portion of an order from $1 million to $2 million, up to 0.35% for any portion of the order exceeding
     $2 million up to $4 million, and 0.25% for any portion of the order exceeding $4 million. TSC intends to pay a commission (which may be paid in installments) to financial advisors who place an order for a single purchaser for Strategic Income Fund or for any of the Equity Funds of up to 1% for any portion of the order from $1 million to $2 million, 0.7% for any portion of the order exceeding $2 million up to $4 million, and 0.5% for any portion of the order exceeding
     $4 million. Payment of any such commission is subject to certain restrictions described in the Statement of Additional Information.

     At certain times, for specific periods, TSC may reallow up to the full sales charge to all financial advisors who sell Fund shares. These "full reallowances" may be based upon the financial advisor reaching specific minimum sales goals. TSC will reallow the full sales charge only after notifying all financial advisors who sell Fund shares. During such periods, financial advisors may be considered underwriters under securities laws.

Because the annual fees for Class A shares of each Fund are lower than the fees for Class B, C or D shares of the same Fund, any dividends paid by the Fund will be higher for the Class A shares of the Fund than for Class B, C or D shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class B, C or D shares of each Fund for a given amount invested.

If you are among the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

At the time of purchase, each investor should provide to their financial advisor information on any existing investment in the Fund or intention to make further purchases in the future, so that the investor can take full advantage of sales charge discounts, or the Right of Accumulation or Letter of Intent described below. This information ordinarily can be shown by account statements for each account relied upon to obtain the sales charge reduction, showing the accountholder names, tax identification number, share amounts, transactions and other information which are a basis for the sales charge reduction. In addition, purchases under the Right of Accumulation may require additional information respecting your relationship to a family member or business entity whose account is considered in determining the accumulation amount.

You also may view the Funds' Prospectus, including this discussion of sales charges and waivers, by going to the Thornburg website at www.thornburg.com, and clicking the hyperlink to see the current
Prospectus.

PURCHASES BY EMPLOYER-SPONSORED RETIREMENT PLANS. Subject to the exceptions listed below under "Sales Charge Waivers," employer-sponsored retirement plans may no longer purchase Class A shares of any Fund which also offers retirement plan shares. The Trust's retirement plan shares are described in more detail in the Thornburg Retirement Plan Shares prospectus, which you can obtain by contacting your financial advisor or a Fund Support Representative at 1-800-847-0200. For this purpose, "employer-sponsored retirement plans" include group profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code. Retail non-retirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual ("solo") and certain small employer 401(k) plans, individual profit sharing plans, individual 403(b) plans, Simplified Employee Pensions ("SEPs"), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered employer-sponsored retirement plans and are not subject to this restriction on purchases. "Small employer," for purposes of the preceding sentence, means a small employer that does not have a professional plan administrator or that has an administrator that is not set up to administer retirement plan shares.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION. If you intend to invest, over the course of 13 or fewer months, an amount of money in Class A shares that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent ("LOI"). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of shares in the Fund to obtain the difference. Purchases of Class A shares of different Thornburg Funds, made in your qualifying accounts (as defined below), will be counted in determining if the goal is met. The dollar price of each purchase of Thornburg Fund Class A shares, through each qualifying account, is added to the dollar price of the Class A shares you previously purchased under the LOI. Letters of Intent only apply to purchases made after the letter is signed and delivered to your financial advisor, and must reference the qualifying accounts.

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of any of the Funds in this Prospectus, added to the value of the Class A, Class B, Class C and Class D shares of all Thornburg Funds (except money market funds) in your qualifying accounts, passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above.

For purposes of any sales charge reductions for which you may qualify under either a Letter of Intent or Rights of Accumulation, "qualifying accounts" are defined as follows:

     - Accounts under your name (alone or with other accountholders) with your federal tax identification number, shown on the Fund's records as opened by the same financial advisor or firm through which you are making your current purchase of Class A shares; and

     - Accounts under the name of persons in your household having the same mailing address as identified in your account application and opened by the same financial advisor or firm through which you are making your current purchase of Class A shares.

If you believe you qualify for these discounts as to any purchase, you must notify your financial advisor at the time of purchase to receive a reduced sales charge and must provide all applicable account numbers as described above.

Please Note: the discounts available under a Letter of Intent or Rights of Accumulation will not apply if shares are held through financial advisors or other financial services firms other than the financial advisor through which you are making your current purchase of shares. You should also note that these discounts do not apply to shares held in Thornburg Investment Management Separate Accounts or in employer-sponsored retirement plans.

SALES CHARGE WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC, the Funds' transfer agent (BFDS) or your financial advisor at the time you purchase shares that you belong to one of the categories below. A redemption fee of 1.00% of the amount redeemed will apply to redemptions or exchanges of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund Class A shares within 30 days of purchase. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the same Fund and through the same account, up to the amount you previously redeemed.

AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF THORNBURG (or any investment company managed by Thornburg), TSC, any affiliated Thornburg Company, the Funds' Custodian bank or Transfer Agent and members of their families including trusts established for the benefit of the foregoing.

EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the Financial Industry Regulatory Authority ("FINRA"); employees of financial planning firms who place orders for the Fund through a member in good standing with FINRA; the families of both types of employees. Orders must be placed through a FINRA member firm who has signed an agreement with TSC to sell Fund shares.

CUSTOMERS of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for service, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% (1% for Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund) applies to shares redeemed within one year of purchase. This contingent deferred sales charge is not waived or reduced under any circumstances.

THOSE PERSONS WHO ARE DETERMINED BY THE TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or TSC.

PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUNDS provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; or (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

PURCHASES PLACED BY AN EMPLOYER-SPONSORED RETIREMENT PLAN, provided: (i) the plan's administrator or other plan sponsor has, before July 1, 2007, established an account through which Class A shares have been purchased or has entered into an arrangement with Thornburg or TSC allowing for the purchase of such shares; or (ii) the purchase is made through a clearly defined "wrap" asset allocation program or other fee-based brokerage account that does not make the Fund's retirement class shares available to investors.

PURCHASES BY CHARITIES. Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations, may purchase shares of the Funds without a sales charge. Thornburg or TSC intend to pay a commission of up to 1% (1/2 of 1% for Limited Term or Intermediate Term Funds and 1% for Equity Funds) to financial advisors who place orders for these purchases.

BUYING AND SELLING CLASS B SHARES. Class B shares are sold at the NAV next determined after your order is received. Class B shares are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within seven years of purchase. The CDSC decreases over time as follows:

CDSC

One      Two     Three   Four    Five     Six    Seven   Eight or More
Year     Years   Years   Years   Years   Years   Years       Years
----     -----   -----   ------  -----   -----   -----   -------------
5.00%    4.25%   3.50%   2.75%   2.00%   1.25%    .50%        none

The percentage is calculated based on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. Shares not subject to the CDSC are considered redeemed first. In addition, the CDSC will be waived for shares redeemed because of (1) the death of an account holder, or (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. The conditions of those waivers are described in the Statement of Additional Information. Class B shares convert to Class A shares at the end of eight years.

Class B shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain various shareholder and distribution related services. Class B shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's Class B shares and to pay for commissions and other distribution expenses. Class B shares are subject to the Distribution Plan fees until conversion to Class A shares at the end of eight years, when the shares are subject only to the service fee. Because the service fee and the distribution fee are paid out of the class's assets on an ongoing basis (limited to eight years for the distribution fee), over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSC will not accept any order for Class B shares which it is able to determine will exceed $100,000, when added together with the value of Class A, B, C and D shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSC may not be able to determine in every case if the limitation applies because shareholder account information may be maintained by financial advisors or other intermediaries, and may not be available to TSC. Investors planning large purchases of Class B shares, or cumulative purchases of Class B shares over time, should consult with their financial advisors about the higher annual fees for Class B shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Right of Accumulation. See "Buying Class A Shares."

Investors who do not qualify to purchase Class A shares at a waived or reduced sales charge, who wish to have their entire purchase amount invested immediately, and have a relatively long investment horizon, should consider purchasing Class B shares. Investors who own Class B shares may not exchange into other classes of shares of Thornburg Funds, but they may exchange into Class B shares of Government Fund, Value Fund or International Value Fund.

BUYING CLASS C SHARES. Class C shares are sold at the NAV next determined after your order is received. Class C shares are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within one year of purchase. The CDSC is 1/2 of 1% for all Funds offering Class C shares except for Intermediate National Fund (3/5 of 1%) and Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund (1%). The percentage is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions. The CDSC will be waived for shares redeemed because of (1) the death of the account holder, or (2) certain mandatory distributions from IRAs and other qualified retirement arrangements. In addition, the CDSC will be waived for redemptions under a systematic withdrawal plan within one year of purchase of up to 10% of the account value as of the time you set up the plan. See "Systematic Withdrawal Plan" below. The CDSC will not be charged for redemptions of Class C shares purchased through a qualified retirement plan when the administrator or other plan sponsor has entered into an agreement with the Funds' distributor, TSC, for a waiver of the CDSC. Class C shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder and distribution related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSC will not accept any order for Class C shares which it is able to determine will exceed $1,000,000, when added together with the value of Class A, B, C and D shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSC may not be able to determine in every case if the limitation applies because shareholder account information may be maintained by financial advisors or other intermediaries, and may not be available to TSC. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial advisors about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Right of Accumulation. See "Buying Class A Shares."

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

BUYING CLASS D SHARES. Class D shares are sold at the NAV next determined after your order is received. Class D shares are currently available only for Intermediate New Mexico Fund. Class D shares are not subject to a CDSC upon redemption. Class D shares are subject to a Rule 12b-1 Service Plan providing for payment of a service fee of up to 1/4 of 1% of the class's net assets each year, to obtain shareholder related services. Class D shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay for commissions and other distribution expenses. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class D shares.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial advisor. Your shares will be redeemed by the Fund at the next share price ("NAV") calculated after your order is received in proper form. Class A Shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund, and International Growth Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. The amount of the redemption fee or the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated, but any redemption fee will apply to any appreciation in value. No CDSC or redemption fee is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC or redemption fee will be redeemed first. No redemption fee will be imposed on shares to which a CDSC applies. Share price is normally calculated at 4 p.m. Eastern time.

Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days, after receipt by the Transfer Agent of a properly executed request for redemption. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. No redemption fee or contingent deferred sales charge will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

To sell shares in an account, you may use any of the following methods:

Written Instructions
--------------------
Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements
----------------------
     Individual, Joint Tenants, Tenants in Common, Sole Proprietor or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not an account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem your shares by telephoning a Fund Support Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you by check. If you did not complete the telephone redemption section of your account application, you may add this feature to your account. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. See "Investor Services," below, or telephone 1-800-847-0200.

Redeem Through Financial Advisor
--------------------------------
Consult with your financial advisor. Your financial advisor may charge a fee.

Systematic Withdrawal Plan
--------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. The contingent deferred sales charge ("CDSC") imposed on redemptions of Class C shares within one year of purchase is waived for redemptions under a systematic withdrawal plan of up to 10% of the account value as of the date you set up the plan. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the same Fund on a regular basis. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone a Fund Support Representative at 1-800-847-0200.

Certain Requests Must Include a Medallion Signature Guarantee
-------------------------------------------------------------
It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

 * You wish to redeem more than $25,000 worth of shares;
 * Your account registration has changed within the last 30 days;
 * The check is being mailed to a different address than the one on your account (record address);
 * The check is being made payable to someone other than the account owner;
 * The redemption proceeds are being transferred to a Thornburg account with a different registration; or
 * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program ("STAMP"). The STAMP
Medallion imprint is the only signature guarantee that will be accepted.
A notary public cannot provide a Medallion signature guarantee.

INVESTOR SERVICES

Fund Information
----------------
Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Confirmation statements after every transaction affecting your account.
   . Monthly account statements (except Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund, which send quarterly account statements)
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------
One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for Thornburg's Automatic Investment Plan. Under this plan, shareholders with existing accounts in a Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in that Fund's shares at periodic intervals. The minimum amount that can be invested in a Fund at each periodic interval is $100, unless a different minimum is specified by the financial advisor through whose brokerage account you are investing. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares
-----------------
As a shareholder you have the privilege of exchanging shares of any class of a Thornburg Fund for shares of the same class of another Thornburg Fund. You should note:

   . The Fund you are exchanging into must be qualified for sale in your state.
   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
   .  Before exchanging into a Fund, read the Prospectus.
   . Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See "Taxes" below for more information.
   . Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group, if in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See "Transaction Details - Excessive Trading" below.
   . Exchanges out of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund Class A shares within 30 days of purchase will be subject to a redemption fee of 1.00% of the value of the shares exchanged. See "Transaction Details - Excessive Trading" below.
   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of any Fund.
   . Class B shares of any Thornburg Fund may be exchanged for Class B shares of any other Thornburg Fund which offers Class B shares, subject to the other conditions for exchanges. You will not pay a contingent deferred sales charge (CDSC) on the Class B shares you exchange. Any CDSC will be charged when you redeem the shares you received in the exchange. The amount of the CDSC will be based on the period from when you purchased the original shares until you redeem the shares you received in the exchange.

The Funds reserve the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Support Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Funds, TSC, Thornburg and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, sending written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------
Some broker dealers, financial advisors and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual fund shares.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. Each Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Equity securities held by a Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where a Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 28% of your taxable distributions and redemptions.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. We are required to reject any new account application if the required information is not provided.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares" above and "Excessive Trading," below.

If you open or add to your account yourself rather than through your financial advisor please note the following:

   . All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
   .  The Funds do not accept cash or cash equivalents.
   . If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of the Funds or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities broker dealers and other financial services firms to receive on its behalf purchase and redemption orders received in good form, and some of those financial firms may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial firm or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial firm or its designee.

Financial advisors, securities broker dealers and other persons offering shares of the Funds are not agents or otherwise acting on behalf of the Funds, TSC or Thornburg and the Funds, TSC and Thornburg are not responsible for errors or omissions of any financial advisor, securities broker dealer or other person offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

EXCESSIVE TRADING

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders, including monitoring trading activity and imposing redemption fees on certain transactions. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds' investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in each of the Funds to identify excessive trading. What constitutes excessive trading for a specific Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund's portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by a Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by any Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Any Fund's exercise of these rights is in addition to, and not in lieu of, the imposition of any redemption fees. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Investor Services - Exchanging Shares" above.

A redemption fee of 1.00% is charged on redemptions and exchanges of Class A shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund within 30 days of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee was instituted to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading. The Trustees have authorized Thornburg to waive the redemption fee in specified situations where transactions are not likely to result in a Fund incurring the costs the fee is intended to recover.

Many Fund shares are now held through financial advisors, securities broker dealers, retirement plans, financial intermediaries and other persons who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The omnibus accountholders may also be unable to process and collect redemption fees or may refuse to do so. Consequently, a Fund may not be able to collect redemption fees from investors in omnibus accounts in some cases when those fees would ordinarily apply.

DIVIDENDS AND DISTRIBUTIONS

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Each of the fixed income Funds declares dividends from its net investment income daily and pays those dividends monthly. Strategic Income Fund and Income Builder Fund typically declare dividends from net investment income daily and pay those dividends quarterly. Value Fund, International Value Fund and Global Opportunities Fund typically declare and pay dividends from any net investment income quarterly, and Growth Fund and International Growth Fund are expected to follow the same practice in any periods when they have net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

Dividends from Net Investment Income
------------------------------------
1. Reinvestment Option. Your dividend distributions, if any, will be automatically invested in additional shares of your Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains
-------------
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in a Fund just before a distribution. The money a Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund's share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before a Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See "Taxes," below.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes - In General
--------------------------
Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds.

Federal Tax Treatment of Distributions - Municipal Funds
--------------------------------------------------------
Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund and Intermediate New York Fund (the "Municipal Funds") intend to satisfy conditions that will enable them to designate distributions from the net interest income generated by those investments in municipal obligations which are exempt from federal income tax when received by a Fund, as "Exempt Interest Dividends." Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by each of the Municipal Funds of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Net long-term capital gains distributed by the Fund will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail information to shareholders regarding the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes.")

The Internal Revenue Code treats interest on certain municipal obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisors as to the extent and effect of this treatment.

If the Internal Revenue Service determines that the issuer of a municipal obligation held by a Fund does not comply with the Code, interest payments received by the Fund with respect to the obligation may become taxable.
In that case, the portions of distributions made by the Fund relating to the taxable interest payments would be taxable to shareholders. If such determination by the Service is made retroactively, with respect to distributions made by a Fund in previous years, shareholders who received those distributions would be required in some instances to file amended income tax returns and pay additional taxes with respect to the portion of the distributions deemed to be taxable.

Federal Tax Treatment of Distributions - Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund
-------------------------------------------------------------------------
Distributions to shareholders representing net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. The portion of distributions which is "qualified dividend income" because it is attributable to certain corporation dividends will be taxed to noncorporate shareholders at the reduced rate of federal income tax on long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares - All Funds
-------------------------------------------------------------------
An investor's redemption of Fund shares, or exchange of shares for shares of another Fund, will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or exchange.

State Taxes
-----------
The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Funds are advised to consult their own tax advisors in that regard. Each Municipal Fund will advise its shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions to individuals attributable to interest on municipal obligations originating in California, New Mexico and New York are not subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owned shares in Intermediate New Mexico Fund, will not be required by New Mexico to pay income taxes on interest dividends attributable to obligations owned by the Fund and originating in New Mexico. Additionally, individual shareholders of Intermediate New York Fund are not subject to New York City income taxes on interest dividends of the Fund attributable to obligations originating in New York State. Capital gain distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise. Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUNDS

Limited Term National Fund, Limited Term California Fund, Intermediate Municipal Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). Intermediate New Mexico Fund and Intermediate New York Fund are nondiversified; the other series of the Trust are diversified. The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR

The Funds are managed by Thornburg Investment Management, Inc. ("Thornburg"). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of each Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year, the investment advisory and administrative services fee rates for each of the Funds were:

                         Year (or fiscal period) Ended September 30, 2008
                         ------------------------------------------------
                                       Advisory        Administrative
                                       Fee Rate        Services Rate
                                      ----------      ----------------

     Limited Term National Fund          .43%              .125%

     Limited Term California Fund        .50%              .125%

     Intermediate National Fund,
     Intermediate New Mexico Fund,
     and Intermediate New York Fund      .50%              .125%

     Limited Term Government Fund        .375%             .125%

     Limited Term Income Fund            .50%              .125%

     Strategic Income Fund               .75%              .125%

     Value Fund                          .73%              .125%

     International Value Fund            .69%              .125%

     Growth Fund                         .76%              .125%

     Income Builder Fund                 .74%              .125%

     Global Opportunities Fund           .87%              .125%

     International Growth Fund           .875%             .125%

The advisory fee rate for each Fund decreases as assets increase, as described in the Statement of Additional Information.

A discussion regarding the basis for the approval of each Fund's
Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses for a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, each Fund will pay all other costs and expenses of its operations.

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Managers
-----------------------
The portfolio managers for each of the Funds are identified below. Some Funds have a single portfolio manager, and other Funds have co-portfolio managers who work together. Portfolio management at Thornburg is a collegial process. Co-portfolio managers typically act in concert in making investment decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision. Portfolio managers are assisted by other employees of Thornburg. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Limited Term National Fund
--------------------------
George T. Strickland, a managing director of Thornburg, is a co-portfolio manager for the Municipal Funds. Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analysis and management since joining Thornburg in 1991.

Josh Gonze, a managing director of Thornburg, is a co-portfolio manager for the Municipal Funds. Mr. Gonze joined Thornburg in 1999 as an associate portfolio manager and was named a managing director in 2003. Before joining Thornburg, Mr. Gonze served as an associate director at Standard & Poor's, where he analyzed corporate bonds.

Christopher Ihlefeld, a managing director of Thornburg, is a co-portfolio manager for the Municipal Funds. Mr. Ihlefeld joined Thornburg in 1996 as a dealer services representative, and has also served as a program analyst, IT specialist, and bond analyst at the firm. Mr. Ihlefeld was named a managing director in 2006.

Limited Term California Fund
----------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Intermediate National Fund
--------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Intermediate New Mexico Fund
----------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Intermediate New York Fund
--------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Government Fund
---------------
Jason Brady, CFA, a managing director of Thornburg, has been the portfolio manager of Government Fund and Income Fund and a co-portfolio manager of Income Builder Fund since February 2007. Mr. Brady joined Thornburg as an associate portfolio manager in October 2006 and was named a managing director in January 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

Income Fund
-----------
Jason Brady (see description above under Government Fund)

Value Fund
----------
William V. Fries, CFA, a managing director of Thornburg, is a co-portfolio manager of Value Fund and International Value Fund. Mr. Fries served as portfolio manager for Value Fund from its inception in 1995 through February 2006, when he commenced service as co-portfolio manager. Mr. Fries served as portfolio manager for International Value Fund from its inception in 1998 through February 2006, when he commenced service as co-portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Edward Maran, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Maran joined Thornburg as an associate portfolio manager in 2002 and was named a managing director in 2004. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Connor Browne, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

International Value Fund
------------------------
William V. Fries (see description above under Value Fund)

Wendy Trevisani, a managing director of Thornburg, has been a co-portfolio manager of International Value Fund since February 2006. Mrs. Trevisani joined Thornburg Investment Management as an associate portfolio manager in 1999, and was named a managing director in 2003. Her responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Lei Wang, CFA, a managing director of Thornburg, has been a co-portfolio manager of International Value Fund since February 2006. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Growth Fund
-----------

Alexander M.V. Motola, CFA, a managing director of Thornburg, is the portfolio manager of Growth Fund and International Growth Fund. Mr. Motola has served as the portfolio manager of Growth Fund since January 2001. Mr. Motola has served as a co-portfolio manager or portfolio manager of International Growth Fund from its inception in February 2007. Before joining Thornburg in 2001, Mr. Motola performed security analysis and equity portfolio management for eight years in various capacities (including portfolio manager, associate portfolio manager, equity trader, and equity specialist) at other investment firms.

Income Builder Fund
-------------------
Brian J. McMahon, the president of Thornburg Investment Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been a co-portfolio manager of Income Builder Fund since that Fund's inception in December 2002 and a co-portfolio manager of Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients.

Jason Brady (see description above under Government Fund)

Global Opportunities Fund
-------------------------
Brian J. McMahon (see description above under Income Builder Fund)

W. Vinson Walden, a vice president and managing director of Thornburg since 2004, has been a co-portfolio manager of the Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 2002, Mr. Walden served as an associate portfolio manager for Funds of the Trust. Mr. Walden was an associate portfolio manager for another investment management firm before joining Thornburg.

International Growth Fund
-------------------------
Alexander M.V. Motola (see description above under Growth Fund)


TRUSTEES

The Funds are managed by Thornburg under the supervision of the Trustees. The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the 1940 Act, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, 63, Chairman of Trustees since 1987

     Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust, and is chairman of the board of directors of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, Thornburg Investment Trust in 1987, and Thornburg Mortgage, Inc. in 1993. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, 53, Trustee since 2001, member of Governance and Nominating Committee

     Brian McMahon is the president of Thornburg Investment Trust and chief executive officer, president and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984,
     Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, 63, Trustee since 1994, member of Audit Committee and Governance and Nominating Committee

     David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater also is a director and member of the audit committee of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College. He received his BA from Stanford University.

David D. Chase, 67, Trustee since 2001, Chairman of Audit Committee

     David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies.
     Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School at Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, 62, Trustee since 2004, Chairman of Governance and Nominating Committee

     Eliot Cutler is the resident partner in charge of the Beijing, China office of the law firm of Akin Gump Strauss Hauer & Feld, LLP. An environmental and land use lawyer for more than 25 years, he has participated in the planning, permitting, funding and construction of facilities for public and private sector clients. Mr. Cutler is a director of Thornburg Mortgage, Inc., a real estate investment trust, and was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, 60, Trustee since 2004, member of Audit Committee

     Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, 55, Trustee since 2004, member of Governance and Nominating Committee

     Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, 49, Trustee since 1996, member of Audit Committee

     James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Limited Term National Fund and Limited Term California Fund were, until June 21, 2004, series of another investment company, when they were reorganized as Funds of the Trust. Information for Limited Term National Fund, Limited Term California Fund and Intermediate New York Fund includes a three month period from July 1, 2004 to September 30, 2004, because the fiscal year of those Funds was changed from a year ending on June 30 to a year ending September 30 commencing July 1, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2008 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.




THORNBURG LIMITED TERM MUNICIPAL FUND                                                    3 Months
-------------------------------------------                                                      Ended       Year Ended
                                                             Year Ended Sept 30,               Sept. 30,      June 30,
Class A Shares:                                    2008       2007       2006       2005        2004(a)        2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $13.49     $13.53     $13.59     $13.83       $13.68        $14.01
                                                   ------------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.48       0.46       0.44       0.40         0.09          0.40
   Net realized and unrealized
     gain (loss) on investments                     (0.27)     (0.04)     (0.06)     (0.24)        0.15         (0.33)
                                                   -------------------------------------------------------------------
Total from investment operations                     0.21       0.42       0.38       0.16         0.24          0.07
Less dividends from:
   Net investment income                            (0.48)     (0.46)     (0.44)     (0.40)       (0.09)        (0.40)
                                                   -------------------------------------------------------------------
Change in net asset value                           (0.27)     (0.04)     (0.06)     (0.24)        0.15         (0.33)

NET ASSET VALUE, end of period                     $13.22     $13.49     $13.53     $13.59       $13.83        $13.68
                                                   ==================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.54%      3.18%      2.87%      1.16%        1.78%         0.47%
Ratios to average net assets:
   Net investment income                             3.54%      3.43%      3.28%      2.91%        2.69%(c)      2.85%
   Expenses, after expense reductions                0.89%      0.90%      0.91%      0.90%        0.89%(c)      0.91%
   Expenses, after expense reductions
     and net of custody credits                      0.88%      0.90%      0.90%      0.90%        0.89%(c)      0.91%
   Expenses, before expense reductions               0.89%      0.90%      0.91%      0.90%        0.89%(c)      0.91%
Portfolio turnover rate                             17.78%     21.35%     23.02%     27.80%        4.57%        21.37%

Net assets at end of period (000)                 $705,238   $696,717   $833,189   $967,650   $1,039,050    $1,047,482

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fc>  Annualized.


THORNBURG LIMITED TERM MUNICIPAL FUND                                                   3 Months
-------------------------------------------                                                     Ended        Year Ended
                                                             Year Ended Sept 30,              Sept. 30,       June 30,
Class C Shares:                                    2008       2007       2006       2005       2004(a)        2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $13.51    $13.55     $13.62     $13.86       $13.70        $14.04
                                                   -----------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.44      0.43       0.41       0.36         0.08          0.36
   Net realized and unrealized
     gain (loss) on investments                     (0.27)    (0.04)     (0.07)     (0.24)        0.16         (0.34)
                                                   ------------------------------------------------------------------
Total from investment operations                     0.17      0.39       0.34       0.12         0.24          0.02
Less dividends from:
   Net investment income                            (0.44)    (0.43)     (0.41)     (0.36)       (0.08)        (0.36)
                                                   ------------------------------------------------------------------
Change in net asset value                           (0.27)    (0.04)     (0.07)     (0.24)        0.16         (0.34)

NET ASSET VALUE, end of period                     $13.24    $13.51     $13.55     $13.62       $13.86        $13.70
                                                   =================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.26%     2.90%      2.52%      0.89%        1.79%         0.12%
Ratios to average net assets:
   Net investment income                             3.26%     3.15%      3.00%      2.63%        2.43%(c)      2.56%
   Expenses, after expense reductions                1.17%     1.19%      1.18%      1.18%        1.15%(c)      1.19%
   Expenses, after expense reductions
     and net of custody credits                      1.16%     1.18%      1.18%      1.18%        1.15%(c)      1.19%
   Expenses, before expense reductions               1.67%     1.68%      1.68%      1.68%        1.65%(c)      1.69%
Portfolio turnover rate                             17.78%    21.35%     23.02%     27.80%        4.57%        21.37%

Net assets at end of period (000)                  $99,972   $86,564   $105,436   $140,606     $156,870      $155,458

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.


THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND                                       Three Months
--------------------------------------------------------                                          Ended      Year Ended
                                                             Year Ended Sept 30,                 Sept. 30,    June 30,
Class A Shares:                                    2008       2007       2006       2005         2004(a)      2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $12.73    $12.77     $12.79     $13.02       $12.87        $13.20
                                                   -----------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.42      0.43       0.40       0.36         0.08          0.35
   Net realized and unrealized
     gain (loss) on investments                     (0.24)    (0.04)     (0.02)     (0.23)        0.15         (0.33)
                                                   ------------------------------------------------------------------
Total from investment operations                     0.18      0.39       0.38       0.13         0.23          0.02
Less dividends from:
   Net investment income                            (0.42)    (0.43)     (0.40)     (0.36)       (0.08)        (0.35)
                                                   ------------------------------------------------------------------
Change in net asset value                           (0.24)    (0.04)     (0.02)     (0.23)        0.15         (0.33)

NET ASSET VALUE, end of period                     $12.49    $12.73     $12.77     $12.79       $13.02        $12.87
                                                   =================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.42%     3.10%      3.06%      0.98%        1.81%         0.13%
Ratios to average net assets:
   Net investment income                             3.32%     3.37%      3.17%      2.75%        2.53%(c)      2.66%
   Expenses, after expense reductions                1.00%     0.99%      0.92%      1.00%        0.99%(c)      0.99%
   Expenses, after expense reductions
     and net of custody credits                      0.98%     0.99%      0.87%      0.99%        0.99%(c)      0.99%
   Expenses, before expense reductions               1.00%     1.01%      1.01%      1.02%        1.05%(c)      1.04%
Portfolio turnover rate                             34.88%    22.71%     25.77%     26.33%        4.18%        23.80%
Net assets at end of period (000)                  $66,023   $67,183    $80,589   $111,102     $134,588      $131,158

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fc>  Annualized.


THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND                                      3 Months
--------------------------------------------------------                                        Ended      Year Ended
                                                             Year Ended Sept 30,              Sept. 30,     June 30,
 Class C Shares:                                   2008       2007       2006       2005       2004(a)      2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $12.74    $12.78     $12.80     $13.03     $12.88       $13.21
                                                   --------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.39      0.40       0.37       0.32       0.07         0.32
   Net realized and unrealized
     gain (loss) on investments                     (0.24)    (0.04)     (0.02)     (0.23)      0.15        (0.33)
                                                   ---------------------------------------------------------------
Total from investment operations                     0.15      0.36       0.35       0.09       0.22        (0.01)
Less dividends from:
   Net investment income                            (0.39)    (0.40)     (0.37)     (0.32)     (0.07)       (0.32)
                                                   ---------------------------------------------------------------
Change in net asset value                           (0.24)    (0.04)     (0.02)     (0.23)      0.15        (0.33)

NET ASSET VALUE, end of period                     $12.50    $12.74     $12.78     $12.80     $13.03       $12.88
                                                   ==============================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.16%     2.85%      2.80%      0.73%      1.75%       (0.12)%
Ratios to average net assets:
   Net investment income                             3.06%     3.13%      2.92%      2.50%      2.28%(c)     2.41%
   Expenses, after expense reductions                1.26%     1.24%      1.18%      1.25%      1.24%(c)     1.24%
   Expenses, after expense reductions
     and net of custody credits                      1.24%     1.23%      1.13%      1.24%      1.24%(c)     1.24%
   Expenses, before expense reductions               1.78%     1.79%      1.83%      1.82%      1.87%(c)     1.86%
Portfolio turnover rate                             34.88%    22.71%     25.77%     26.33%      4.18%       23.80%

Net assets at end of period (000)                  $15,963   $14,449    $16,801    $20,021    $21,941      $22,363

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.


THORNBURG INTERMEDIATE MUNICIPAL FUND
-------------------------------------------                           Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $13.15     $13.30     $13.33     $13.48     $13.56
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.52       0.51       0.49       0.49       0.52
   Net realized and unrealized
     gain (loss) on investments                         (0.68)     (0.15)     (0.03)     (0.15)     (0.08)
                                                       ---------------------------------------------------
Total from investment operations                        (0.16)      0.36       0.46       0.34       0.44
Less dividends from
   Net investment income                                (0.52)     (0.51)     (0.49)     (0.49)     (0.52)
                                                       ---------------------------------------------------
Change in net asset value                               (0.68)     (0.15)     (0.03)     (0.15)     (0.08)

NET ASSET VALUE, end of year                           $12.47     $13.15     $13.30     $13.33     $13.48
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                         (1.33)%     2.74%      3.57%      2.57%      3.29%
Ratios to average net assets:
   Net investment income                                 3.95%      3.84%      3.74%      3.66%      3.83%
   Expenses, after expense reductions                    0.96%      0.99%      0.99%      0.99%      0.98%
   Expenses, after expense reductions
     and net of custody credits                          0.95%      0.98%      0.99%      0.99%      0.98%
   Expenses, before expense reductions                   0.96%      0.99%      1.00%      1.01%      0.98%
Portfolio turnover rate                                 22.00%     22.55%     18.95%     20.06%     11.81%

Net assets at end of year (000)                       $311,435   $333,800   $366,702   $362,783   $370,227

<Fa>  Sales loads are not reflected in computing total return.


THORNBURG INTERMEDIATE MUNICIPAL FUND
-------------------------------------------                             Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $13.16     $13.31     $13.34     $13.50     $13.58
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.48       0.47       0.46       0.46       0.48
   Net realized and unrealized
     gain (loss) on investments                         (0.68)     (0.15)     (0.03)     (0.16)     (0.08)
                                                       ---------------------------------------------------
Total from investment operations                        (0.20)      0.32       0.43       0.30       0.40
Less dividends from:
   Net investment income                                (0.48)     (0.47)     (0.46)     (0.46)     (0.48)
                                                       ---------------------------------------------------
Change in net asset value                               (0.68)     (0.15)     (0.03)     (0.16)     (0.08)

NET ASSET VALUE, end of year                           $12.48     $13.16     $13.31     $13.34     $13.50
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                            (1.61)%     2.48%      3.31%      2.24%      3.02%
Ratios to average net assets:
   Net investment income                                 3.67%      3.59%      3.49%      3.41%      3.57%
   Expenses, after expense reductions                    1.25%      1.24%      1.24%      1.25%      1.24%
   Expenses, after expense reductions
     and net of custody credits                          1.24%      1.24%      1.24%      1.24%      1.24%
   Expenses, before expense reductions                   1.75%      1.78%      1.78%      1.80%      1.78%
Portfolio turnover rate                                 22.00%     22.55%     18.95%     20.06%     11.81%

Net assets at end of year (000)                        $59,243    $53,890    $55,497    $55,382    $57,979


THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------                Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $13.10     $13.20     $13.22     $13.40     $13.46
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.47       0.47       0.45       0.43       0.45
   Net realized and unrealized
     gain (loss) on investments                         (0.46)     (0.10)     (0.02)     (0.18)     (0.06)
                                                       ---------------------------------------------------
Total from investment operations                         0.01       0.37       0.43       0.25       0.39
Less dividends from:
   Net investment income                                (0.47)     (0.47)     (0.45)     (0.43)     (0.45)
                                                       ---------------------------------------------------
Change in net asset value                               (0.46)     (0.10)     (0.02)     (0.18)     (0.06)

NET ASSET VALUE, end of year                           $12.64     $13.10     $13.20     $13.22     $13.40
                                                       ===================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                          0.00%(b)   2.82%      3.31%      1.88%      3.00%
Ratios to average net assets:
   Net investment income                                 3.56%      3.55%      3.41%      3.22%      3.40%
   Expenses, after expense reductions                    0.97%      0.98%      0.99%      0.99%      0.96%
   Expenses, after expense reductions
     and net of custody credits                          0.95%      0.97%      0.98%      0.98%      0.96%
   Expenses, before expense reductions                   0.97%      0.98%      0.99%      0.99%      0.96%
Portfolio turnover rate                                 13.48%     17.38%     11.59%     16.63%     14.66%
Net assets at end of year (000)                       $163,928   $169,130   $196,163   $212,335   $208,435

<Fa>  Sales loads are not reflected in computing total return.
<Fb>  Total return figure was less than 0.01%.


THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
--------------------------------------------------------                Year Ended September 30,
Class D Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $13.11     $13.21     $13.23     $13.41     $13.47
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.43       0.43       0.41       0.39       0.42
   Net realized and unrealized
     gain (loss) on investments                         (0.47)     (0.10)     (0.02)     (0.18)     (0.06)
                                                       ---------------------------------------------------
Total from investment operations                        (0.04)      0.33       0.39       0.21       0.36
Less dividends from:
   Net investment income                                (0.43)     (0.43)     (0.41)     (0.39 )    (0.42)
                                                       ---------------------------------------------------
Change in net asset value                               (0.47)     (0.10)     (0.02)     (0.18)     (0.06)

NET ASSET VALUE, end of year                           $12.64     $13.11     $13.21     $13.23     $13.41
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                            (0.35)%     2.57%      3.04%      1.62%      2.70%
Ratios to average net assets:
   Net investment income                                 3.29%      3.30%      3.15%      2.96%      3.11%
   Expenses, after expense reductions                    1.24%      1.23%      1.24%      1.25%      1.25%
   Expenses, after expense reductions
     and net of custody credits                          1.22%      1.23%      1.24%      1.24%      1.24%
   Expenses, before expense reductions                   1.74%      1.77%      1.82%      1.83%      1.83%
Portfolio turnover rate                                 13.48%     17.38%     11.59%     16.63%     14.66%

Net assets at end of year (000)                        $15,525    $13,524    $14,113    $18,577    $14,051



THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND                                         3 Months
------------------------------------------------------                                          Ended      Year Ended
                                                             Year Ended Sept. 30,              Sept. 30,    June 30,
Class A Shares:                                     2008       2007       2006       2005       2004(a)       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                $12.30     $12.38     $12.44     $12.64     $12.46        $12.86

Income from investment operations:                  ----------------------------------------------------------------
   Net investment income                              0.44       0.46       0.45       0.42       0.10          0.45
   Net realized and unrealized
     gain (loss) on investments                      (0.43)     (0.08)     (0.06)     (0.20)      0.18         (0.40)
                                                    -----------------------------------------------------------------
Total from investment operations                      0.01       0.38       0.39       0.22       0.28          0.05
Less dividends from:
   Net investment income                             (0.44)     (0.46)     (0.45)     (0.42)     (0.10)         (0.45)
                                                    ------------------------------------------------------------------
Change in net asset value                            (0.43)     (0.08)     (0.06)     (0.20)      0.18          (0.40)

NET ASSET VALUE, end of period                      $11.87     $12.30     $12.38     $12.44     $12.64         $12.46
                                                    =================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                       0.07%      3.13%      3.23%      1.73%      2.26%          0.36%
Ratios to average net assets:
   Net investment income                              3.61%      3.74%      3.66%      3.31%      3.19%(c)       3.51%
   Expenses, after expense reductions                 1.01%      1.01%      1.01%      1.00%      0.99%(c)       0.99%
   Expenses, after expense reductions
     and net of custody credits                       0.99%      0.99%      0.99%      0.99%      0.99%(c)       0.99%
   Expenses, before expense reductions                1.08%      1.11%      1.11%      1.12%      1.18%(c)       1.11%
Portfolio turnover rate                              13.42%     14.91%     15.38%     28.70%      4.27%         13.46%

Net assets at end of period (000)                   $30,685    $33,016    $34,849    $41,375    $45,543        $42,551

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fc>  Annualized.


THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------                      Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $12.97     $12.75     $12.76     $13.01     $13.23
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.45       0.40       0.37       0.32       0.35
   Net realized and unrealized
     gain (loss) on investments                          0.29       0.23      (0.01)     (0.24)     (0.22)
                                                       ---------------------------------------------------
Total from investment operations                         0.74       0.63       0.36       0.08       0.13
Less dividends from:
   Net investment income                                (0.45)     (0.41)     (0.37)     (0.33)     (0.35)
                                                       ---------------------------------------------------
Change in net asset value                                0.29       0.22      (0.01)     (0.25)     (0.22)

NET ASSET VALUE, end of year                           $13.26     $12.97     $12.75     $12.76     $13.01
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                          5.75%      5.03%      2.87%      0.66%      1.04%
Ratios to average net assets:
   Net investment income                                 3.39%      3.13%      2.90%      2.50%      2.72%
   Expenses, after expense reductions                    0.95%      0.98%      0.99%      0.99%      0.92%
   Expenses, after expense reductions
     and net of custody credits                          0.93%      0.97%      0.96%      0.98%      0.91%
   Expenses, before expense reductions                   0.95%      0.99%      0.99%      0.99%      0.92%
Portfolio turnover rate                                 19.61%     43.35%      7.47%     18.00%     12.39%

Net assets at end of year (000)                       $123,625    $91,561   $106,913   $138,422   $163,530

<Fa>  Sales loads are not reflected in computing total return.


THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------
                                                                    Year Ended September 30,
Class B Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $12.94     $12.72     $12.73     $12.98     $13.22
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.28       0.22       0.18       0.13       0.21
   Net realized and unrealized
     gain (loss) on investments                          0.28       0.23      (0.01)     (0.24)     (0.24)
                                                       --------------------------------------------------
Total from investment operations                         0.56       0.45       0.17      (0.11)     (0.03)
Less dividends from:
   Net investment income                                (0.27)     (0.23)     (0.18)     (0.14)     (0.21)
                                                       --------------------------------------------------
Change in net asset value                                0.29       0.22      (0.01)     (0.25)     (0.24)

NET ASSET VALUE, end of year                           $13.23     $12.94     $12.72     $12.73     $12.98
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                             4.37%      3.55%      1.32%     (0.82)%    (0.24)%
Ratios to average net assets:
   Net investment income                                 2.08%      1.73%      1.41%      1.03%      1.65%
   Expenses, after expense reductions                    2.26%      2.40%      2.51%      2.46%      1.99%
   Expenses, after expense reductions
     and net of custody credits                          2.25%      2.39%      2.48%      2.45%      1.99%
   Expenses, before expense reductions                   2.26%      2.63%      3.21%      2.86%      2.74%
Portfolio turnover rate                                 19.61%     43.35%      7.47%     18.00%     12.39%
Net assets at end of year (000)                         $5,147     $2,586     $2,476     $1,875     $2,396


THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $13.04     $12.83     $12.84     $13.09     $13.31
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.41       0.37       0.34       0.29       0.31
   Net realized and unrealized
     gain (loss) on investments                          0.30       0.22      (0.01)     (0.24)     (0.22)
                                                       --------------------------------------------------
Total from investment operations                         0.71       0.59       0.33       0.05       0.09
Less dividends from
   Net investment income                                (0.41)     (0.38)     (0.34)     (0.30)     (0.31)
                                                       ---------------------------------------------------
Change in net asset value                                0.30       0.21      (0.01)     (0.25)     (0.22)

NET ASSET VALUE, end of year                           $13.34     $13.04     $12.83     $12.84     $13.09
                                                       ===================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                             5.51%      4.66%      2.60%      0.41%      0.73%
Ratios to average net assets:
   Net investment income                                 3.10%      2.88%      2.63%      2.24%      2.40%
   Expenses, after expense reductions                    1.24%      1.25%      1.26%      1.25%      1.24%
   Expenses, after expense reductions
     and net of custody credits                          1.22%      1.24%      1.23%      1.24%      1.24%
   Expenses, before expense reductions                   1.75%      1.80%      1.79%      1.79%      1.76%
Portfolio turnover rate                                 19.61%     43.35%      7.47%     18.00%     12.39%

Net assets at end of year (000)                        $63,998    $25,566    $25,132    $32,821    $43,404



THORNBURG LIMITED TERM INCOME FUND
----------------------------------------
                                                                   Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $12.40     $12.37     $12.51     $12.80     $12.99
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.55       0.50       0.50       0.46       0.43
   Net realized and unrealized
     gain (loss) on investments                         (0.48)      0.04      (0.14)     (0.28)     (0.19)
                                                       --------------------------------------------------
Total from investment operations                         0.07       0.54       0.36       0.18       0.24
Less dividends from:
   Net investment income                                (0.55)     (0.51)     (0.50)     (0.47)     (0.43)
                                                       --------------------------------------------------
Change in net asset value                               (0.48)      0.03      (0.14)     (0.29)     (0.19)

NET ASSET VALUE, end of year                           $11.92     $12.40     $12.37     $12.51     $12.80
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                          0.44%      4.43%      2.96%      1.44%      1.96%
Ratios to average net assets:
   Net investment income                                 4.38%      4.07%      4.05%      3.52%      3.33%
   Expenses, after expense reductions                    0.99%      1.00%      1.00%      1.00%      0.99%
   Expenses, after expense reductions
     and net of custody credits                          0.99%      0.99%      0.99%      0.99%      0.99%
   Expenses, before expense reductions                   1.03%      1.08%      1.09%      1.09%      1.07%
Portfolio turnover rate                                 42.84%     41.55%      6.77%     23.16%     22.73%

Net assets at end of year (000)                       $134,372   $155,021   $190,670   $212,881   $230,256

<Fa>  Sales loads are not reflected in computing total return.


THORNBURG LIMITED TERM INCOME FUND
----------------------------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $12.38     $12.35     $12.49     $12.78     $12.97
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.52       0.47       0.47       0.43       0.40
   Net realized and unrealized
     gain (loss) on investments                         (0.49)      0.03      (0.14)     (0.28)     (0.19)
                                                       --------------------------------------------------
Total from investment operations                         0.03       0.50       0.33       0.15       0.21
Less dividends from:
   Net investment income                                (0.51)     (0.47)     (0.47)     (0.44)     (0.40)
                                                       ---------------------------------------------------
Change in net asset value                               (0.48)      0.03      (0.14)     (0.29)     (0.19)

NET ASSET VALUE, end of year                           $11.90     $12.38     $12.35     $12.49     $12.78
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                             0.18%      4.17%      2.71%      1.19%      1.70%
Ratios to average net assets:
   Net investment income                                 4.15%      3.82%      3.79%      3.27%      3.07%
   Expenses, after expense reductions                    1.24%      1.24%      1.25%      1.25%      1.25%
   Expenses, after expense reductions
     and net of custody credits                          1.24%      1.24%      1.24%      1.24%      1.24%
   Expenses, before expense reductions                   1.83%      1.89%      1.87%      1.88%      1.87%
Portfolio turnover rate                                 42.84%     41.55%      6.77%     23.16%     22.73%

Net assets at end of year (000)                        $57,114    $40,769    $44,361    $59,355    $65,398


THORNBURG STRATEGIC INCOME FUND
------------------------------------                                               Period Ended
                                                                                   September 30,
Class A Shares:                                                                         2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period                                                    $11.94
                                                                                        -------
Income from investment operations:
   Net investment income                                                                  0.59
   Net realized and unrealized
     gain (loss) on investments                                                          (1.41)
                                                                                        -------
Total from investment operations                                                         (0.82)
Less dividends from:
   Net investment income                                                                 (0.55)
                                                                                        -------
Change in net asset value                                                                (1.37)

NET ASSET VALUE, end of period                                                          $10.57
                                                                                        =======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                          (7.18)%
Ratios to average net assets:
   Net investment income                                                                  6.51%(c)
   Expenses, after expense reductions                                                     1.27%(c)
   Expenses, after expense reductions
     and net of custody credits                                                           1.25%(c)
   Expenses, before expense reductions                                                    1.79%(c)
Portfolio turnover rate                                                                  36.22%

Net assets at end of period (000)                                                       $18,538

<Fa>  Fund commenced operations on December 19, 2007.
<Fb>  Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fc>  Annualized.
<F+>  Based on weighted average shares outstanding.


THORNBURG STRATEGIC INCOME FUND
------------------------------------                                               Period Ended
                                                                                   September 30,
Class C Shares:                                                                         2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period                                                    $11.94
                                                                                        -------
Income from investment operations:
   Net investment income                                                                  0.55
   Net realized and unrealized
     gain (loss) on investments                                                          (1.42)
                                                                                        -------
Total from investment operations                                                         (0.87)
Less dividends from:
   Net investment income                                                                 (0.50)
                                                                                        -------
Change in net asset value                                                                (1.37)

NET ASSET VALUE, end of period                                                          $10.57
                                                                                        =======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                          (7.57)%
Ratios to average net assets:
   Net investment income                                                                  5.96%(c)
   Expenses, after expense reductions                                                     1.82%(c)
   Expenses, after expense reductions
     and net of custody credits                                                           1.80%(c)
   Expenses, before expense reductions                                                    2.65%(c)
Portfolio turnover rate                                                                  36.22%

Net assets at end of period (000)                                                       $13,829

<Fa>  Fund commenced operations on December 19, 2007.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.
<F+>  Based on weighted average shares outstanding.


THORNBURG VALUE FUND
-----------------------
                                                                  Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $44.17     $37.59     $32.79     $28.11     $26.29
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.18       0.29       0.35       0.32       0.20
   Net realized and unrealized
     gain (loss) on investments                        (12.26)      7.86       4.76       4.64       1.81
                                                       --------------------------------------------------
Total from investment operations                       (12.08)      8.15       5.11       4.96       2.01
Less dividends from:
   Net investment income (loss)                         (0.14)     (0.27)     (0.31)     (0.28)     (0.19)
   Net realized gains                                   (3.93)     (1.30)       -          -          -
                                                       --------------------------------------------------
Total dividends                                         (4.07)     (1.57)     (0.31)     (0.28)     (0.19)
                                                       --------------------------------------------------
Change in net asset value                              (16.15)      6.58       4.80       4.68       1.82

NET ASSET VALUE, end of year                           $28.02     $44.17     $37.59     $32.79     $28.11
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                        (29.52)%     22.23%     15.63%     17.70%      7.61%
Ratios to average net assets:
   Net investment income                                 0.52%      0.70%      1.02%      1.05%      0.69%
   Expenses, after expense reductions                    1.27%      1.27%      1.35%      1.40%      1.37%
   Expenses, after expense reductions
     and net of custody credits                          1.27%      1.27%      1.34%      1.40%      1.37%
   Expenses, before expense reductions                   1.27%      1.27%      1.35%      1.40%      1.37%
Portfolio turnover rate                                 70.65%     79.29%     51.36%     58.90%     68.74%

Net assets at end of year (000)                     $1,088,766 $1,599,976 $1,121,720   $972,478 $1,086,448

<Fa> Sales loads are not reflected in computing total return.
<F+> Based on weighted average shares outstanding.


THORNBURG VALUE FUND
-----------------------
                                                                   Year Ended September 30,
Class B Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $42.36     $36.17     $31.60     $27.13     $25.47
Income from investment operations:                     --------------------------------------------------
   Net investment income (loss)                         (0.09)     (0.04)      0.07       0.08      (0.03)
   Net realized and unrealized
     gain (loss) on investments                        (11.68)      7.55       4.58       4.47       1.74
                                                       --------------------------------------------------
Total from investment operations                       (11.77)      7.51       4.65       4.55       1.71
Less dividends from:
   Net investment income (loss)                         (0.00)(a)  (0.02)     (0.08)     (0.08)     (0.05)
   Net realized gains                                   (3.93)     (1.30)       -          -          -
                                                       --------------------------------------------------
Total dividends                                         (3.93)     (1.32)     (0.08)     (0.08)     (0.05)
                                                       --------------------------------------------------
Change in net asset value                              (15.70)      6.19       4.57       4.47       1.66

NET ASSET VALUE, end of year                           $26.66     $42.36     $36.17     $31.60     $27.13
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (30.05)%    21.26%     14.71%     16.78%      6.71%
Ratios to average net assets:
   Net investment income (loss)                         (0.28)%    (0.09)%     0.21%      0.27%     (0.12)%
   Expenses, after expense reductions                    2.05%      2.07%      2.15%      2.17%      2.18%
   Expenses, after expense reduction
     and net of custody credits                          2.05%      2.07%      2.14%      2.17%      2.18%
   Expenses, before expense reductions                   2.05%      2.07%      2.15%      2.17%      2.20%
Portfolio turnover rate                                 70.65%     79.29%     51.36%     58.90%     68.74%

Net assets at end of year (000)                        $64,287   $113,299    $96,587    $92,410    $93,508

<Fa> Dividends from net investment income per share were less than $(0.01).
<F+> Based on weighted average shares outstanding.


THORNBURG VALUE FUND
-----------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $42.82     $36.55     $31.92     $27.40     $25.70
Income from investment operations:                     --------------------------------------------------
   Net investment income (loss)                         (0.08)     (0.02)      0.09       0.09      (0.02)
   Net realized and unrealized
     gain (loss) on investments                        (11.81)      7.62       4.62       4.51       1.77
                                                       --------------------------------------------------
Total from investment operations                       (11.89)      7.60       4.71       4.60       1.75
Less dividends from:
   Net investment income                                (0.01)     (0.03)     (0.08)     (0.08)     (0.05)
   Net realized gains                                   (3.93)     (1.30)       -          -          -
                                                       --------------------------------------------------
Total dividends                                         (3.94)     (1.33)     (0.08)     (0.08)     (0.05)
                                                       --------------------------------------------------
Change in net asset value                              (15.83)      6.27       4.63       4.52       1.70

NET ASSET VALUE, end of year                           $26.99     $42.82     $36.55     $31.92     $27.40
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (30.03)%    21.29%     14.77%     16.80%      6.81%
Ratios to average net assets:
   Net investment income (loss)                         (0.23)%    (0.05)%     0.27%      0.31%     (0.07)%
   Expenses, after expense reductions                    2.02%      2.03%      2.09%      2.14%      2.14%
   Expenses, after expense reductions
     and net of custody credits                          2.01%      2.03%      2.09%      2.14%      2.14%
   Expenses, before expense reductions                   2.02%      2.03%      2.09%      2.14%      2.15%
Portfolio turnover rate                                 70.65%     79.29%     51.36%     58.90%     68.74%

Net assets at end of year (000)                       $401,880   $621,687   $490,399   $446,567   $475,296

<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
----------------------------------------
                                                                   Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $36.09     $26.51     $22.80     $18.18     $14.95
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.37       0.27       0.32       0.18       0.15
   Net realized and unrealized
     gain (loss) on investments                         (9.59)     10.25       4.00       4.63       3.08
                                                       --------------------------------------------------
Total from investment operations                        (9.22)     10.52       4.32       4.81       3.23
Less dividends from:
   Net investment income                                (0.31)     (0.29)     (0.21)     (0.19)       -
   Net realized gains                                   (2.88)     (0.65)     (0.40)       -          -
                                                       --------------------------------------------------
Total dividends                                         (3.19)     (0.94)     (0.61)     (0.19)       -
                                                       --------------------------------------------------
Change in net asset value                              (12.41)      9.58       3.71       4.62       3.23

NET ASSET VALUE, end of year                           $23.68     $36.09     $26.51     $22.80     $18.18
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                        (27.77)%    40.64%     19.30%     26.51%     21.61%
Ratios to average net assets:
   Net investment income                                 1.23%      0.88%      1.25%      0.87%      0.88%
   Expenses, after expense reductions                    1.28%      1.29%      1.33%      1.44%      1.49%
   Expenses, after expense reductions
     and net of custody credits                          1.28%      1.29%      1.33%      1.44%      1.49%
   Expenses, before expense reductions                   1.28%      1.29%      1.33%      1.44%      1.51%
Portfolio turnover rate                                 27.31%     64.77%     36.58%     34.17%     35.84%

Net assets at end of year (000)                     $5,510,070 $7,111,205 $4,261,892 $2,205,924   $948,631

<Fa>  Sales loads are not reflected in computing total return.
<F+>  Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
----------------------------------------
                                                                   Year Ended September 30,
Class B Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $34.33     $25.28     $21.82     $17.39     $14.43
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.13       0.03       0.11       0.01      (0.02)
   Net realized and unrealized
     gain (loss) on investments                         (9.06)      9.75       3.81       4.44       2.98
                                                       --------------------------------------------------
Total from investment operations                        (8.93)      9.78       3.92       4.45       2.96
Less dividends from:
   Net investment income                                (0.15)     (0.08)     (0.06)     (0.02)       -
   Net realized gains                                   (2.88)     (0.65)     (0.40)       -          -
                                                       --------------------------------------------------
Total dividends                                         (3.03)     (0.73)     (0.46)     (0.02)       -
                                                       --------------------------------------------------
Change in net asset value                              (11.96)      9.05       3.46       4.43       2.96

NET ASSET VALUE, end of year                           $22.37     $34.33     $25.28     $21.82     $17.39
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (28.33)%    39.55%     18.32%     25.59%     20.51%
Ratios to average net assets:
   Net investment income (loss)                          0.44%      0.11%      0.44%      0.04%     (0.12)%
   Expenses, after expense reductions                    2.04%      2.06%      2.13%      2.26%      2.36%
   Expenses, after expense reductions
     and net of custody credits                          2.04%      2.06%      2.13%      2.25%      2.36%
   Expenses, before expense reductions                   2.04%      2.06%      2.13%      2.27%      2.42%
Portfolio turnover rate                                 27.31%     64.77%     36.58%     34.17%     35.84%

Net assets at end of year (000)                       $98,541   $135,486    $82,799    $47,306    $22,181

<F+>  Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
----------------------------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $34.45     $25.37     $21.89     $17.46     $14.47
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.15       0.05       0.13       0.03       0.01
   Net realized and unrealized
     gain (loss) on investments                         (9.10)      9.78       3.82       4.45       2.98
                                                       --------------------------------------------------
Total from investment operations                        (8.95)      9.83       3.95       4.48       2.99
Less dividends from:
   Net investment income                                (0.16)     (0.10)     (0.07)     (0.05)       -
   Net realized gains                                   (2.88)     (0.65)     (0.40)       -          -
                                                       --------------------------------------------------
Total dividends                                         (3.04)     (0.75)     (0.47)     (0.05)       -
                                                       --------------------------------------------------
Change in net asset value                              (11.99)      9.08       3.48       4.43       2.99

NET ASSET VALUE, end of year                           $22.46     $34.45     $25.37     $21.89     $17.46
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (26.28)%    39.63%     18.41%     25.65%     20.66%
Ratios to average net assets:
   Net investment income (loss)                          0.50%      0.17%      0.55%      0.16%      0.04%
   Expenses, after expense reductions                    2.00%      2.01%      2.06%      2.16%      2.26%
   Expenses, after expense reductions
     and net of custody credits                          2.00%      2.01%      2.05%      2.15%      2.26%
   Expenses, before expense reductions                   2.00%      2.01%      2.06%      2.16%      2.26%
Portfolio turnover rate                                 27.31%     64.77%     36.58%     34.17%     35.84%

Net assets at end of year (000)                     $1,852,185 $2,309,487 $1,290,250   $635,833   $243,955

<F+>  Based on weighted average shares outstanding.


THORNBURG CORE GROWTH FUND
------------------------------
                                                                  Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $20.72     $16.38     $14.21     $10.87     $10.11
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income (loss)                         (0.10)     (0.15)     (0.14)     (0.14)     (0.15)
   Net realized and unrealized
     gain (loss) on investments                         (7.25)      4.49       2.54       3.48       0.90
                                                       --------------------------------------------------
Total from investment operations                        (7.35)      4.34       2.40       3.34       0.75
                                                       --------------------------------------------------
Redemption fees added to paid in capital                  -          -         0.01        -         0.01

Less dividends from:
   Net realized gains                                   (0.01)       -        (0.24)       -          -
                                                       --------------------------------------------------
Change in net asset value                               (7.36)      4.34       2.17       3.34       0.76

NET ASSET VALUE, end of year                           $13.36     $20.72     $16.38     $14.21     $10.87
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                        (35.48)%    26.50%     17.20%     30.73%      7.52%
Ratios to average net assets:
   Net investment income (loss)                         (0.58)%    (0.78)%    (0.86)%    (1.14)%    (1.37)%
  Expenses, after expense reductions                     1.38%      1.37%      1.48%      1.60%      1.62%
   Expenses, after expense reductions
     and net of custody credits                          1.38%      1.36%      1.46%      1.57%      1.61%
   Expenses, before expense reductions                   1.38%      1.37%      1.48%      1.60%      1.70%

Portfolio turnover rate                                 79.73%     82.37%     98.00%    115.37%    108.50%

Net assets at end of period (000)                     $738,457 $1,470,020   $502,345   $110,836    $40,899

<Fa>  Sales loads are not reflected in computing total return.
<F+>  Based on weighted average shares outstanding.


THORNBURG CORE GROWTH FUND
------------------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $19.57     $15.59     $13.63     $10.51      $9.85
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income (loss)                         (0.22)     (0.28)     (0.24)     (0.23)     (0.22)
   Net realized and unrealized
     gain (loss) on investments                         (6.81)      4.26       2.43       3.35       0.88
                                                       --------------------------------------------------
Total from investment operations                        (7.03)      3.98       2.19       3.12       0.66
                                                       --------------------------------------------------
Redemption fees added to paid in capital                  -          -         0.01        -          -

Less dividends from:
   Net realized gains                                   (0.01)       -        (0.24)       -          -
                                                       --------------------------------------------------
Change in net asset value                               (7.04)      3.98       1.96       3.12       0.66

NET ASSET VALUE, end of year                           $12.53     $19.57     $15.59     $13.63     $10.51
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (35.93)%    25.53%     16.38%     29.69%      6.70%
Ratios to average net assets:
   Net investment income (loss)                         (1.34)%    (1.53)%    (1.63)%    (1.91)%    (2.13)%
   Expenses, after expense reductions                    2.13%      2.12%      2.25%      2.37%      2.38%
   Expenses, after expense reductions
     and net of custody credits                          2.13%      2.11%      2.23%      2.34%      2.37%
   Expenses, before expense reductions                   2.13%      2.12%      2.25%      2.37%      2.52%

Portfolio turnover rate                                 79.73%     82.37%     98.00%    115.37%    108.50%

Net assets at end of period (000)                     $385,110   $664,252   $187,180    $41,737    $14,693

<F+>  Based on weighted average shares outstanding.


THORNBURG INVESTMENT INCOME BUILDER FUND
-----------------------------------------------
                                                                   Year Ended September 30,
Class A Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $23.35     $19.58     $17.93     $15.60     $13.77
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 1.04       0.93       0.78       0.73       0.72
   Net realized and unrealized
     gain (loss) on investments                         (6.04)      4.23       1.98       2.24       1.66
                                                       --------------------------------------------------
Total from investment operations                        (5.00)      5.16       2.76       2.97       2.38
Less dividends from:
  Net investment income                                 (1.02)     (0.88)     (0.77)     (0.64)     (0.55)
  Net realized gains                                    (0.47)     (0.51)     (0.34)       -          -
                                                       --------------------------------------------------
Total dividends                                         (1.49)     (1.39)     (1.11)     (0.64)     (0.55)
                                                       --------------------------------------------------
Change in net asset value                               (6.49)      3.77       1.65       2.33       1.83

NET ASSET VALUE, end of year                           $16.86     $23.35     $19.58     $17.93     $15.60
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(a)                                        (22.48)%    27.40%     16.05%     19.21%     17.40%
Ratios to average net assets:
   Net investment income                                 5.01%      4.39%      4.22%      4.26%      4.72%
   Expenses, after expense reductions                    1.25%      1.30%      1.38%      1.47%      1.50%
   Expenses, after expense reductions
     and net of custody credits                          1.25%      1.30%      1.38%      1.47%      1.49%
   Expenses, before expense reductions                   1.25%      1.30%      1.38%      1.47%      1.50%

Portfolio turnover rate                                 46.07%     62.60%     55.29%     76.76%    109.21%

Net assets at end of year (000)                     $1,393,268 $1,697,061   $903,347   $515,915   $224,522

<Fa>  Sales loads are not reflected in computing total return.
<F+>  Based on weighted average shares outstanding.


THORNBURG INVESTMENT INCOME BUILDER FUND
-----------------------------------------------
                                                                   Year Ended September 30,
Class C Shares:                                        2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $23.37     $19.60     $17.95     $15.62     $13.79
Income from investment operations:                     --------------------------------------------------
   Net investment income                                 0.90       0.81       0.70       0.66       0.66
   Net realized and unrealized
     gain (loss) on investments                         (6.04)      4.22       1.97       2.24       1.66
                                                       --------------------------------------------------
Total from investment operations                        (5.14)      5.03       2.67       2.90       2.32
Less dividends from:
  Net investment income                                 (0.89)     (0.75)     (0.68)     (0.57)     (0.49)
  Net realized gains                                    (0.47)     (0.51)     (0.34)       -          -
                                                       --------------------------------------------------
Total Dividends                                         (1.36)     (1.26)     (1.02)     (0.57)     (0.49)

Change in net asset value                               (6.50)      3.77       1.65       2.33       1.83

NET ASSET VALUE, end of year                           $16.87     $23.37     $19.60     $17.95     $15.62
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (23.02)%    26.64%     15.45%     18.70%     16.89%
Ratios to average net assets:
   Net investment income                                 4.36%      3.79%      3.73%      3.84%      4.33%
   Expenses, after expense reductions                    1.90%      1.90%      1.90%      1.90%      1.89%
   Expenses, after expense reductions
     and net of custody credits                          1.90%      1.89%      1.90%      1.89%      1.89%
   Expenses, before expense reductions                   2.03%      2.06%      2.15%      2.23%      2.25%

Portfolio turnover rate                                 46.07%     62.60%     55.29%     76.76%    109.21%

Net assets at end of year (000)                     $1,399,947 $1,535,532   $636,947   $337,489   $143,122

<F+>  Based on weighted average shares outstanding.


THORNBURG GLOBAL OPPORTUNITIES FUND
-----------------------------------------
                                                                               Year Ended       Period Ended
                                                                              September 30,     September 30,
Class A Shares:                                                              2008       2007       2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                         $20.06     $12.86     $11.94
                                                                             ----------------------------
Income from investment operations:
  Net investment income                                                        0.30       0.07       0.01
  Net realized and unrealized
    gain (loss) on investments                                                (6.30)      7.29       0.91
                                                                             ----------------------------
Total from investment operations                                              (6.00)      7.36       0.92
Less dividends from:
  Net investment income                                                       (0.14)     (0.00)(b)    -
  Net realized gains                                                          (0.54)     (0.16)       -
                                                                             ----------------------------
Total dividends                                                               (0.68)     (0.16)       -

Change in net asset value                                                     (6.68)      7.20       0.92

NET ASSET VALUE, end of period                                               $13.38     $20.06     $12.86
                                                                             ============================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(c)                                                              (30.85)%   57.75%       7.71%
Ratios to average net assets:
   Net investment income                                                       1.68%     0.41%       0.34%(d)
   Expenses, after expense reductions                                          1.50%     1.51%       1.70%(d)
   Expenses, after expense reductions
     and net of custody credits                                                1.49%     1.50%       1.63%(d)
   Expenses, before expense reductions                                         1.50%     1.55%       6.12%(d)(e)
Portfolio turnover rate                                                       83.70%    91.02%       6.08%
Net assets at end of period (000)                                           $159,996  $262,475      $8,477

<Fa> Fund commenced operations on July 28, 2006.
<Fb> Dividends from net investment income per share were less than $(0.01).
<Fc> Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fd> Annualized.
<Fe> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG GLOBAL OPPORTUNITIES FUND
-----------------------------------
                                                                               Year Ended       Period Ended
                                                                              September 30,     September 30,
Class C Shares:                                                              2008       2007       2006(a)
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                         $19.87     $12.84     $11.94
                                                                             ----------------------------
Income from investment operations:
  Net investment income                                                        0.17      (0.06)     (0.01)
  Net realized and unrealized
    gain (loss) on investments                                                (6.24)      7.25       0.91
                                                                             ----------------------------
Total from investment operations                                              (6.07)      7.19       0.90
Less dividends from:
  Net investment income                                                       (0.04)       -          -
  Net realized gains                                                          (0.54)     (0.16)       -
                                                                             ----------------------------
Total dividends                                                               (0.58)

Change in net asset value                                                     (6.65)      7.03       0.90

NET ASSET VALUE, end of period                                               $13.22     $19.87     $12.84
                                                                             ============================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                              (31.38)%    56.48%      7.54%
Ratios to average net assets:
   Net investment income (loss)                                                0.97%     (0.34)%    (0.40)%(c)
   Expenses, after expense reductions                                          2.25%      2.28%      2.41%(c)
   Expenses, after expense reductions
     and net of custody credits                                                2.24%      2.28%      2.35%(c)
   Expenses, before expense reductions                                         2.25%      2.33%      9.01%(c)(d)
Portfolio turnover rate                                                       83.70%     91.02%      6.08%
Net assets at end of period (000)                                           $101,908   $107,298     $3,505

<Fa> Fund commenced operations on July 28, 2006.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL GROWTH FUND
-----------------------------------------
                                                                                   Year Ended   Period Ended
                                                                                  September 30, September 30,
Class A Shares:                                                                         2008       2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                                  $14.92       $11.94
                                                                                      -------------------
Income from investment operations:
  Net investment income                                                                 0.07        (0.03)
  Net realized and unrealized
    gain (loss) on investments                                                         (4.27)        3.01
                                                                                      -------------------
Total from investment operations                                                       (4.20)        2.98
Less dividends from:
  Net investment income                                                                (0.37)         -
                                                                                      -------------------
Change in net asset value                                                              (4.57)        2.98

NET ASSET VALUE, end of period                                                        $10.35       $14.92
                                                                                      ===================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                      (28.98)%      24.96%
Ratios to average net assets:
   Net investment income                                                                0.53%       (0.29)%(c)
   Expenses, after expense reductions                                                   1.56%        1.64%(c)
   Expenses, after expense reductions
     and net of custody credits                                                         1.55%        1.62%(c)
   Expenses, before expense reductions                                                  1.63%        2.10%(c)
Portfolio turnover rate                                                                54.31%      113.34%

Net assets at end of period (000)                                                     $28,414      $25,145

<Fa> Fund commenced operations on February 1, 2007.
<Fb> Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
<Fc> Annualized.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL GROWTH FUND
-----------------------------------------
                                                                                   Year Ended   Period Ended
                                                                                  September 30, September 30,
Class C Shares:                                                                         2008       2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                                  $14.85      $11.94
                                                                                      ------------------
Income from investment operations:
  Net investment income                                                                (0.03)      (0.10)
  Net realized and unrealized
    gain (loss) on investments                                                         (4.23)       3.01
                                                                                      ------------------
Total from investment operations                                                       (4.26)       2.91
Less dividends from:
  Net investment income                                                                (0.37)        -
                                                                                      ------------------
Change in net asset value                                                              (4.63)       2.91

NET ASSET VALUE, end of period                                                        $10.22      $14.85
                                                                                      ==================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                       (29.53)%     24.37%
Ratios to average net assets:
   Net investment income                                                               (0.23)%     (1.13)%(c)
   Expenses, after expense reductions                                                   2.32%       2.39%(c)
   Expenses, after expense reductions
     and net of custody credits                                                         2.32%       2.38%(c)
   Expenses, before expense reductions                                                  2.45%       3.23%(c)
Portfolio turnover rate                                                                54.31%     113.34%

Net assets at end of period (000)                                                     $23,638     $12,376

<Fa> Fund commenced operations on February 1, 2007.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<F+> Based on weighted average shares outstanding.




<OUTSIDE BACK COVER>
ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS
   Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

INVESTMENT ADVISOR
   Thornburg Investment Management, Inc.
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

DISTRIBUTOR
   Thornburg Securities Corporation
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

CUSTODIAN
   State Street Bank & Trust Co.
   2 Avenue De Lafayette
   Boston, Massachusetts 02111

TRANSFER AGENT
   Boston Financial Data Services
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

GENERAL COUNSEL

   Legal matters in connection with the issuance of shares of the Funds are passed upon by Thompson, Hickey, Cunningham, Clow & April, P.A., 460 St. Michael's Drive, Building 1100, Suite 1103, Santa Fe, New Mexico 87505.

Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports to Shareholders. In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. The Funds' Statement of Additional Information (SAI) and the Funds' Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds' current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at www.thornburg.com. The Funds' current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered or qualified for sale.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506
(800) 847-0200
www.thornburg.com

The Funds are separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


<OUTSIDE FRONT COVER>
Thornburg Investment Management
          Strategies for Building Real Wealth

Prospectus

Thornburg Institutional Class Shares
February 1, 2009

                                                      NOT FDIC INSURED
                                                      MAY LOSE VALUE
                                                      NO BANK GUARANTEE
Thornburg Limited Term Municipal Fund
  ("Limited Term National Fund")
Thornburg California Limited Term Municipal Fund
  ("Limited Term California Fund")
Thornburg Intermediate Municipal Fund
  ("Intermediate National Fund")
Thornburg New Mexico Intermediate Municipal Fund
  ("Intermediate New Mexico Fund")

Thornburg Limited Term U.S. Government Fund
  ("Government Fund")
Thornburg Limited Term Income Fund
  ("Income Fund")
Thornburg Strategic Income Fund
  ("Strategic Income Fund")

Thornburg Value Fund
  ("Value Fund")
Thornburg International Value Fund
  ("International Value Fund")
Thornburg Core Growth Fund
  ("Growth Fund")
Thornburg Investment Income Builder Fund
  ("Income Builder Fund")
Thornburg Global Opportunities Fund
  ("Global Opportunities Fund")
Thornburg International Growth Fund
  ("International Growth Fund")

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.












                    This page intentionally left blank



                   THORNBURG INSTITUTIONAL CLASS SHARES

TABLE OF CONTENTS

4          Limited Term National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

6          Limited Term California Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

8          Intermediate National Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

10          Intermediate New Mexico Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

12         Government Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

14         Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

16         Strategic Income Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

18         Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

20         International Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

22         Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

24        Income Builder Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

26        Global Opportunities Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

28        International Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

30         Additional Information about Fund Investments,
           Investment Practices and Risks

36         Opening Your Account

36         Buying Fund Shares

38         Selling Fund Shares

39         Investor Services

40         Transaction Details

42         Dividends and Distributions

42         Taxes

43         Organization of the Funds

43         Investment Advisor

45         Trustees

46         Financial Highlights



LIMITED TERM NATIONAL FUND

Investment Goals
----------------
The primary investment goal of Limited Term National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by certain United States territories and possessions. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 35. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares could also be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduced the ability of issuers to pay principal and interest when due or changed the tax treatment of interest on municipal obligations. Unrated obligations may have, or may be perceived to have, greater risk of default. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Limited Term National Fund by showing how the Fund's investment results vary from year to year. Information before June 21, 2004 relates to a predecessor fund which was reorganized as a Fund of Thornburg Investment Trust on June 21, 2004. For a description of the merger, see "Organization of the Funds" in the Statement of Additional Information. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Barclays Capital Five-Year Municipal Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal bonds from throughout the United States, with an approximate maturity of five years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%
             7.13%         7.85%

 5.00%              5.22%
                                   3.53%               3.43%  4.19%
                                         2.10%  1.52%                1.34%
 0.00% 0.77%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008


Highest quarterly results for time period shown: 3.28%
(quarter ended 6-30-02).

Lowest quarterly results for time period shown: -1.31%
(quarter ended 6-30-04).

Average Annual Total Returns (periods ending 12-31-08)

Class I Shares       One Year    Five Years     Ten Years
--------------       --------    ----------     ---------
Return Before Taxes    1.34%       2.51%          3.68%

Return After Taxes
on Distributions       1.34%       2.51%          3.68%

Return After Taxes on
Distributions and Sale
of Fund Shares         2.26%       2.67%          3.73%

Barclays Index         5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Limited Term National Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Maximum Sales Charge (Load) Imposed on Purchases           none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions        none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Management Fee                                            0.43%
Distribution and Service (12b-1) Fees                     0.00%
Other Expenses                                            0.12%
                                                          -----
Total Annual Fund Operating Expenses                      0.55%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
  Class I Shares        $56     $176     $307     $689

LIMITED TERM CALIFORNIA FUND

Investment Goals
----------------
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of California and its agencies, and by California local governments and their agencies. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 35. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in California which are exempt from California and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in California or issued by United States territories and possessions. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal or California income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal and California income taxes.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or be perceived to have, greater risk of default. Because the Fund invests primarily in obligations originating in California, the Fund's share value may be more sensitive to adverse economic or political developments in that state. California's economy experienced an overall slowdown in 2008, and projected budget deficits could impair the ability of some governmental issuers in California to meet their debt obligations. In one such instance, California's weak housing market and rising public employee salaries and benefits led a California municipality to seek federal bankruptcy protection and the adjustment of its debts. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in a Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in a Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Limited Term California Fund by showing how the Fund's investment results vary from year to year. Information before June 21, 2004 relates to a predecessor fund which was reorganized as a Fund of Thornburg Investment Trust on June 21, 2004. For a description of the merger, see "Organization of the Funds" in the Statement of Additional Information. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Barclays Capital Five-Year Municipal Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal bonds from throughout the United States, with an approximate maturity of five years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%

             6.71%         6.74%
 5.00%              4.63%
                                  2.89%                3.54%  3.78%
                                         1.84%  1.33%
 0.00% 0.82%                                                         0.93%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 3.19%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -1.38%
(quarter ended 6-30-04).

Average Annual Total Returns (periods ended 12-31-08)

Class I Shares            One Year    Five Years    Ten Years
--------------            --------    ----------    ---------
Return Before Taxes         0.93%       2.28%          3.30%

Return After Taxes
on Distributions            0.94%       2.28%          3.30%
Return After Taxes on

Distributions and Sale
of Fund Shares              1.92%       2.45%          3.37%

Barclays Index              5.78%       3.57%          4.56%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Limited Term California Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Maximum Sales Charge (Load) Imposed on Purchases          none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions       none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Management Fee                                            0.50%
Distribution and Service (12b-1) Fees                     0.00%
Other Expenses                                            0.15%
                                                          -----
Total Annual Fund Operating Expenses                      0.65%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividend and distributions and reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
  Class I Shares        $66     $208     $362     $810

INTERMEDIATE NATIONAL FUND

Investment Goals
----------------
The primary investment goal of Intermediate National Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by certain United States territories and possessions. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 35. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or be perceived to have, greater risk of default. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Intermediate National Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%
             7.19%         8.52%

 5.00%              5.04%
                                  4.43%  3.56%         4.02%
                                                2.66%          3.23%
 0.00%
      -1.70%
                                                                    -3.69%
-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 4.14%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -2.26%
(quarter ended 9-30-08)

Average Annual Total Returns (periods ended 12-31-08)

Class I Shares       One Year    Five Years    Ten Years
--------------       --------    ----------    ---------
Return Before Taxes    -3.69%       1.91%         3.27%

Return After Taxes
on Distributions       -3.69%       1.92%         3.27%

Return After Taxes on
Distributions and Sale
of Fund Shares         -0.86%       2.27%         3.45%

Merrill Lynch Index     2.23%       3.72%         4.97%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Intermediate National Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Maximum Sales Charge (Load) Imposed on Purchases           none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions        none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Management Fee                                            0.50%
Distribution and Service (12b-1) Fees                     0.00%
Other Expenses                                            0.14%
                                                          -----
Total Annual Fund Operating Expenses                      0.64%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $65     $205     $357     $798

INTERMEDIATE NEW MEXICO FUND

Investment Goals
----------------
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund's investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of New Mexico and its agencies, and by New Mexico local governments and their agencies. Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated at the time of purchase as investment grade or, if unrated, which are issued by obligors which have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants. Securities ratings are discussed beginning on page 35. The Fund may invest in obligations issued by certain United States territories and possessions. The Fund's portfolio is "laddered" by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. During temporary periods the Fund's portfolio maturity may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in it share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Under normal conditions the Fund invests at least 80% of its assets in municipal obligations originating in New Mexico which are exempt from New Mexico and regular federal income taxes, and normally invests 100% of its assets in municipal obligations originating in New Mexico or issued by United States territories or possessions. The Fund may invest up to 20% of its assets in taxable securities which produce income not exempt from federal or New Mexico income tax. These investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. The Fund's temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of the Fund's income would be subject to federal and New Mexico income taxes.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will fluctuate in response to changes in interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for intermediate and longer term obligations owned by the Fund. During periods of declining interest rates, the Fund's dividends decline. The value of Fund shares also could be reduced if obligations held by the Fund were downgraded by rating agencies, or went into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due or changes the tax treatment of interest on municipal obligations. Unrated obligations may have, or may be perceived to have, greater risk of default. Because the Fund invests primarily in obligations originating in New Mexico, the Fund's share value may be more sensitive to adverse economic or political developments in that state. Declining oil and gas prices and reduced consumer sales had a negative effect on New Mexico's economy in 2008, and projected budget deficits could impair the ability of some governmental issuers in New Mexico to meet their debt obligations. A portion of the Fund's dividends could be subject to the federal alternative minimum tax. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is a nondiversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund's share price to decline to a greater degree.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Intermediate New Mexico Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class I shares in the one full calendar year Class I shares have been available. The average annual total return figures compare Class I share performance to the Merrill Lynch Municipal (7-12 years) Bond Index, a broad measure of market performance. The Index is a model portfolio of municipal obligations from throughout the United States, with an average portfolio maturity which ranges from seven to 12 years. The Fund commenced operations on June 18, 1991, and commenced ofering Class I shares on February 1, 2007. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%


 5.00%

              0.79%
 0.00%


-5.00%
              2008

Highest quarterly results for time period shown: 1.99%
(quarter ended 12-31-08).

Lowest quarterly results for time period shown: -2.03%
(quarter ended 9-30-08).

Average Annual Total Returns (periods ended 12-31-08)
                                    Since Inception
Class I Shares            One Year      2-01-07
--------------            --------  ---------------

Return Before Taxes        0.79%         2.57%

Return After Taxes
on Distributions           0.79%         2.56%

Return After Taxes
on Distributions and
Sale of Fund Shares        1.90%         2.79%

Merrill Lynch Index        2.23%         3.81%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Intermediate New Mexico Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Maximum Sales Charge (Load) Imposed on Purchases           none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions        none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                        Class I
                                                        -------
Management Fee                                            0.50%
Distribution and Service (12b-1) Fees                     0.00%
Other Expenses                                            0.13%
                                                          -----
Total Annual Fund Operating Expenses                      0.63%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------

     Class I Shares      $64     $202     $351     $786

GOVERNMENT FUND

Investment Goals
----------------
The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's investments in pursuing the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to market conditions.

Government Fund invests at least 80% of its assets in U.S. Government Securities. For this purpose, "U.S. Government Securities" means:

     Securities backed by the full faith and credit of the U.S. Government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. Government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as "Ginnie Mae" mortgage-backed certificates issued by the Government National Mortgage Association).

     Securities issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. Government. These securities include mortgage-backed certificates, collateralized mortgage obligations ("CMOs"), and debentures issued by "Freddie Mac" (Federal Home Loan Mortgage Corporation) and "Fannie Mae" (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. A fall in worldwide demand for U.S. Government Securities or general economic decline could lower the value of those securities.

Some securities owned by the Fund are not backed by the full faith and credit of the U.S. Government and may be subject to default, delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. In particular, obligations of U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities of U.S. Government agencies, instrumentalities and enterprises purchased by the Fund are rated "Aaa" by Moody's Investors Services or "AAA" by Standard and Poor's Corporation. Ratings agencies could change the ratings of these securities in the future.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Government Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Barclays Capital Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government obligations. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%       10.14%       10.74%
                    7.57%                                     7.09%  7.07%

 5.00%
                                   2.56%               3.65%
                                          1.55% 1.38%
 0.00% 0.58%


-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 5.28%
(quarter ended 9-30-02).

Lowest quarterly results for time period shown: -2.29%
(quarter ended 6-30-04).

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class I Shares            One Year    Five Years     Ten Years
--------------            --------    ----------     ---------
Return Before Taxes        7.07%       4.12%          5.17%

Return After Taxes
on Distributions           5.81%       2.95%          3.55%

Return After Taxes on
Distributions and Sale
of Fund Shares             4.56%       2.82%          3.42%

Barclays Intermediate
Government Bond Index     10.43%       5.29%          5.74%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.38%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.29%
                                                                -----
Total Annual Fund Operating Expenses                            0.67%


Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $68      $214     $373     $835

INCOME FUND

Investment Goals
----------------
The primary goal of Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio in attempting to meet the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. Government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest ratings of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investors Services, Inc., (Aaa, Aa or A) or if not rated, judged to be of comparable quality by Thornburg. The Fund will not invest in any debt obligation rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by Thornburg. The Fund may purchase debt obligations such as corporate debt obligations, mortgage-backed securities, other asset-backed securities, municipal securities, and commercial paper and bankers' acceptances. Securities ratings are discussed beginning on page 35. The Fund emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, but may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return.

Some investments owned by the Fund may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government obligations or general economic decline could lower the value of these securities. Additionally, obligations of U.S. Government agencies and instrumentalities (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency or instrumentality in the absence of a legal requirement to do so.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Barclays Capital Intermediate Government/Credit Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government and corporate debt obligations. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

15.00%


10.00%       9.81%
                    8.49%  9.04%
                                                              6.35%
 5.00%                            4.69%
                                         2.78%         3.89%
                                                1.61%
 0.00% 0.69%

                                                                    -3.14%
-5.00%
       1999   2000   2001   2002   2003   2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 4.47%
(quarter ended 9-30-01).

Lowest quarterly results for time period shown: -2.64% quarter ended 9-30-08).

Average Annual Total Returns (periods ending 12-31-08)

Class I Shares            One Year    Five Years     Ten Years
--------------            --------    ----------     ---------
Return Before Taxes        -3.14%       2.25%          4.35%

Return After Taxes
on Distributions           -4.82%       0.71%          2.46%

Return After Taxes on
Distributions and Sale
of Fund Shares             -2.01%       1.04%          2.56%

Barclays Intermediate
Gov't./Credit Index         5.08%       4.21%          5.42%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.50%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.17%
                                                                -----
Total Annual Fund Operating Expenses                            0.67%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $68     $214     $373     $835

STRATEGIC INCOME FUND

Investment Goals
----------------
The Fund's primary investment goal is to seek a high level of current income. The Fund's secondary investment goal is some long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt obligations issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     * mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored enterprises
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and other equity trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such investment prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. Some debt obligations may be backed by so-called "subprime" mortgages (which may be subject to a greater risk of default), making it difficult for the Fund to value its investment or to sell the investment in a timely manner or at an acceptable price.

Investments in debt obligations or equity securities issued by smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling the investments.

Foreign debt obligations or foreign equity securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, or could be downgraded by ratings agencies. Similarly, debt obligations issued by U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the U.S. Government and may not be backed by the full faith and credit of the government. Consequently, these agency obligations may also be subject to default, delays in payment, or could be downgraded by ratings agencies.

Investments in structured finance arrangements, including CMOs, CDOs, CBOs and CLOs, involve the risks associated with the underlying pool of securities or other assets, and also may involve risks different or greater than the risks affecting the underlying assets. In particular, these investments may be less liquid than other debt obligations, making it difficult for the Fund to value its investment or sell the investment in a timely manner or at an acceptable price.

Investments in derivatives involve the risks associated with the securities or other assets underlying the derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to any derivative to perform its obligations to the Fund, the Fund's inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

The market value of any zero coupon bonds or "stripped" securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Zero coupon bonds and "stripped" securities are also subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Strategic Income Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class I shares in the one full calendar year of the Fund's operations. The Fund's operations commenced on December 19, 2007. The average annual total return figures compare Class I share performance to the Barclays Capital U.S. Universal Index, a broad measure of market performance, and to a Blended Benchmark,* comprised of 80% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 20% MSCI World Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus
-----------------------------------------------------------

 80.00%

 60.00%

 40.00%

 20.00%

  0.00%

-20.00%       -18.33%

-40.00%

-60.00%

                2008

Highest quarterly results for time period shown: -0.14%
(quarter ended 3-31-08)

Lowest quarterly results for time period shown: -10.42%
(quarter ended 12-31-08)

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                                  Since Inception
Class I Shares             One Year                 (12-19-07)
--------------             --------               ---------------

Return Before Taxes         -18.33%                  -16.10%

Return After Taxes
on Distributions            -20.30%                  -18.11%

Return After Taxes on
Distributions and Sale
of Fund Shares              -11.76%                  -14.65%

Barclays U.S. Universal
Index                         2.38%                    2.66%
(reflects no deduction for fees, expenses, or taxes)

Blended Benchmark            -5.60%                   -4.71%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price,whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.75%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.69%
                                                                -----
Total Annual Fund Operating Expenses                            1.44%(1)

(1) Thornburg Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year  3 Years  5 Years  10 Years
                       ------  -------  -------  --------
     Class I Shares     $147    $456      $787    $1,724

* The blended benchmark is comprised of 80% Barclays Capital Aggregate Bond Index and 20% MSCI World Equity Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
As of June 2008, the MSCI World Index consisted of securities traded in the following 23 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

VALUE FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg"), offer prospects for meeting the Fund's investment goals.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 stocks.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Standard & Poor's Composite Index of 500 Stocks, a broad measure of market performance. Value Fund commenced offering Class I shares on November 2, 1998. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

 80.00%


 60.00%


 40.00% 38.09%
                                  35.58%

 20.00%                                                22.40%

              4.43%                       7.64%  9.97%         6.54%
  0.00%
                    -7.75%

-20.00%
                           -24.48%

-40.00%                                                            -41.33%


-60.00%
        1999   2000   2001   2002   2003   2004   2005   2006   2007  2008

Highest quarterly results for time period shown: 21.76%
(quarter ended 12-31-99).

Lowest quarterly results for time period shown: -21.97%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12-31-08)
----------------------------
Class I Shares       One Year    Five Years    Ten Years
--------------       --------    ----------   ------------

Return Before Taxes   -41.33%      -1.97%        2.11%

Return After Taxes
on Distributions      -41.60%      -2.79%        1.44%

Return After Taxes on
Distributions and Sale
of Fund Shares        -26.83%      -1.69%        1.67%

S&P 500               -37.00%      -2.19%       -1.38%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Value Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.73%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.27%
                                                              -------
Total Annual Fund Operating Expenses                            1.00%(2)

(1) Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg
     Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
     Class I Shares     $102     $318      $552      $1,225

INTERNATIONAL VALUE FUND

Investment Goals
----------------
International Value Fund* seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Fund may also invest in partnership interests.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

* The Fund was known as "Thornburg Global Value Fund" prior to
  February 1, 2002.

Past Performance of the Fund*
----------------------------
The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a broad measure of market performance. International Value Fund commenced offering Class I shares on March 30, 2001. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

 80.00%


 60.00%


 40.00%        40.65%

                                    26.11%  28.19%
 20.00%
                       18.35%  18.21%

  0.00%
        -9.99%

-20.00%


-40.00%                                            -41.65%


-60.00%
          2002   2003    2004   2005   2006   2007   2008

Highest quarterly results for time period shown: 21.13%
(quarter ended 6-30-03).

Lowest quarterly results for time period shown: -19.35%
(quarter ended 12-31-08).

Average Annual Total Return (periods ended 12-31-08)

                                                 Since Inception
Class I Shares            One Year    Five Years      03-30-01
--------------            --------    ----------   -------------

Return Before Taxes       -41.65%        5.71%         6.27%

Return After Taxes
on Distributions          -41.99%        4.78%         5.63%

Return After Taxes on
Distributions and Sale
of Fund Shares            -27.00%        4.73%         5.32%

EAFE Index                -43.38%        1.66%         1.83%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Value Fund.

Shareholders Fees (Fees Paid Directly From Your Investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charges (Load) Imposed on Purchases                none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.69%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.24%
                                                                -----
Total Annual Fund Operating Expenses                            0.93%(2)

(1) Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year      3 Years      5 Years      10 Years
                       ------      -------      -------      --------
Class I Shares          $95         $296         $515         $1,143

GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign debt obligations. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
..  potential size of business                  taxes, depreciation and
..  value based on earnings                     amortization)
   growth discount model                   .  management strength
..  price/earnings ratio                    .  debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the S&P Composite 1500 Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the S&P Composite 1500 Index) and tend to show steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the U.S. gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, pronounced market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Growth Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the
Russell 3000 Growth Index, a broad measure of market performance.   The
Index is a model portfolio of equity securities designed to track the performance of U.S. companies with a greater than average growth orientation. Growth Fund commenced operations on December 27, 2000 and commenced offering Class I shares on November 1, 2003. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

 80.00%


 60.00%


 40.00%


 20.00%         22.72%
        16.10%          18.73%
                                 11.88%
  0.00%


-20.00%


-40.00%

                                        -50.74%
-60.00%
          2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 16.10%
(quarter ended 12-31-04).

Lowest quarterly results for time period shown: -26.91%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12-31-08)
                                                 Since Inception
Class I Shares            One Year    Five Years      11-01-03
--------------            --------    ----------   -------------
Return Before Taxes        -50.74%      -1.39%        -1.24%

Return After Taxes
on Distributions           -50.74%      -1.44%        -1.29%

Return After Taxes on
Distributions and Sale
of Fund Shares             -32.98%      -1.16%        -1.03%

Russell 3000 Growth Index  -38.44%      -3.33%        -2.58%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
 (as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.76%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.41%
                                                              -------
Total Annual Fund Operating Expenses                            1.17%(2)

(1) Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg
     Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year    3 Years    5 Years    10 Years
                       ------    -------    -------    --------
     Class I Shares     $119      $372       $644       $1,420

INCOME BUILDER FUND

Investment Goals
----------------
The Fund's primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund's secondary investment goal is long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries) and also including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund's portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund emphasizes investments in domestic securities, but may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

Foreign equity securities and foreign debt obligations the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescense, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Standard & Poor's 500 Index, a broad measure of market performance, and to a Blended Benchmark,* comprised of 25% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. The Fund commenced operations on December 24, 2002, and commenced offering Class I shares on November 1, 2003. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

80.00%


 60.00%


 40.00%

                        24.76%
 20.00%
         17.57%                  18.62%
                 9.22%
  0.00%


-20.00%

                                         -34.41%
-40.00%


-60.00%
          2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 11.17%
(quarter ended 12-31-04)

Lowest quarterly results for time period shown: -15.09%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12-31-08)

                                                 Since Inception
Class I Shares            One Year    Five Years      11-01-03
--------------            --------    ----------   -------------
Return Before Taxes        -34.41%      4.49%          5.56%

Return After Taxes
on Distributions           -35.88%      2.51%          3.55%

Return After Taxes on
Distributions and Sale
of Fund Shares             -22.21%      2.94%          3.84%

S&P 500 Index              -37.00%     -2.19%         -1.13%
(reflects no deduction for fees, expenses or taxes)

Blended Benchmark          -31.05%      0.97%          2.07%
(reflects no deduction for fees,expenses or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts not subject to federal income tax.

*The blended benchmark is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Equity Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
As of June 2008, the MSCI World Index consisted of securities traded in the following 23 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Builder Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.74%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.20%
                                                                -----
Total Annual Fund Operating Expenses                            0.94%(2)

(1)  Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 4% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year     3 Years    5 Years    10 Years
                         ------     -------    -------    --------
     Class I Shares       $96        $300       $520       $1,155

GLOBAL OPPORTUNITIES FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. This goal is a fundamental policy of the Fund, and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc., believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor's view of specific investment opportunities and macro-economic factors.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, currency fluctuations, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investment, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate) as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total return for Class I shares have been different in each full year shown. The average annual total return figures compare Class I share performance to the Morgan Stanley Capital International (MSCI) All Country World Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
-----------------------------------------------------------

 80.00%


 60.00%


 40.00%
         32.52%

 20.00%


  0.00%


-20.00%


-40.00%
                 -47.85%

-60.00%
          2007    2008

Highest quarterly results for time period shown: 14.57%
(quarter ended 06-30-07).

Lowest quarterly results for time period shown: -26.67%
(quarter ended 12-31-08).

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                          Since Inception
Class I Shares            One Year           07-28-06
--------------            --------           --------

Return Before Taxes        -47.85%             -5.54%

Return After Taxes
on Distributions           -48.65%             -6.71%

Return After Taxes on
Distributions and Sale
of Fund Shares             -31.05%             -5.16%

MSCI World Index           -42.20%             -12.15%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts not subject to federal income tax.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Global Opportunities Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.87%
Distribution and Service (12b 1) Fees                           0.00%
Other Expenses                                                  0.47%
                                                              -------
Total Annual Fund Operating Expenses                            1.34%(2)

(1)  Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg
     Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year     3 Years     5 Years   10 Years
                          ------     -------     -------   --------
     Class I Shares        $136       $425        $734      $1,613

INTERNATIONAL GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
                                               taxes, depreciation and
..  potential size of business                  amortization)
..  value based on earnings                 .  management strength
   growth discount model                   .  debt/capital ratio
..  price/earnings ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the MSCI All Country World ex U.S. Growth Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the MSCI All Country World ex U.S. Growth Index) and tend to show steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the world's gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Investments in smaller companies involve additional risks, because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 32.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class I shares in the one full calendar year of the Fund's operations.
The Fund's operations commenced on February 1, 2007. The average annual total return figures compare Class I share performance to the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Growth Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The following is presented as a bar graph in the Prospectus.
------------------------------------------------------------

 80.00%


 60.00%


 40.00%


 20.00%


  0.00%


-20.00%


-40.00%

           -50.04%
-60.00%
             2008

Highest quarterly results for time period shown: -5.77%
(quarter ended 6-30-08)

Lowest quarterly results for time period shown: -25.63%
(quarter ended 12-31-08)

Average Annual Total Returns (period ended 12-31-08)
----------------------------
                                       Since Inception
Class I Shares               One Year     02-01-07
--------------               --------     --------

Return Before Taxes          -50.04%       -19.09%

Return After Taxes
on Distributions             -50.51%       -19.82%

Return After Taxes on
Distributions and Sale
of Fund Shares               -32.53%       -16.28%

MSCI All Country World
ex-U.S. Growth Index         -45.61%       -20.40%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an invetor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts not subject to federal income tax.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases                 none
(as a percentage of offering price)

Maximum Deferred Sales Charge (Load) on Redemptions              none
(as a percentage of redemption proceeds or original purchase price, whichever is lower)

Redemption Fee (as a percentage of amount redeemed)             1.00%(1)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                              Class I
                                                              -------
Management Fee                                                  0.88%
Distribution and Service (12b-1) Fees                           0.00%
Other Expenses                                                  0.63%
                                                              -------
Total Annual Fund Operating Expenses                            1.51%(2)

(1)  Imposed only on redemptions or exchanges within 30 days of purchase.

(2) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg
     Investment Management, Inc. intends to waive fees and reimburse expenses so that actual expenses do not exceed 0.99%. Waiver of fees and reimbursement of expenses may be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year    3 Years    5 Years    10 Years
                          ------    -------    -------    --------
     Class I Shares        $154      $477       $824       $1,802

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES,
AND RISKS

Information about each Fund's principal investment strategies and principal investment risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Additional information about each Fund's investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds' policies and procedures with respect to the disclosure of Fund portfolio investments.

Principal Investment Strategies
-------------------------------
A "principal investment strategy" of a Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund's assets. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption "Principal Investment Strategies" relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Common Stocks and Equity Securities
-----------------------------------
Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares ("ADRs" and "ADSs"), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity markets have a history of long-term growth in value, the values of equity markets fluctuate significantly over short and intermediate time periods. The prices of individual equity securities may fluctuate even more sharply based on changes in a company's financial condition and on overall market and economic conditions.

Value Fund, International Value Fund, Core Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund's net asset value may increase or decrease more in response to a change in the value of one of the Fund's portfolio holdings than if the Fund invested in a larger number of issuers.

Bonds and Other Debt Obligations
--------------------------------
Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The yields on debt obligations are dependent on a variety of factors, including the general money market, the size of a particular debt offering, the maturity of the debt obligation, and the rating of the issuer. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by a Fund may result in a lower yield to the Fund. Debt obligations have varying degrees of quality and varying levels of sensitivity to changing interest rates. Prices of longer-term debt obligations are relatively more sensitive to interest rate changes than shorter term debt obligations.

Lower-quality debt obligations (sometimes called "junk" bonds or "high yield" securities) are rated below investment grade by the primary rating agencies, and are often considered to be speculative with respect to the issuer's continuing ability to make principal and interest payments. See "Securities Ratings and Credit Quality; Insurance" below. The market for lower-quality debt obligations may also be less liquid than investment-grade securities, making it difficult for the holders to value such obligations or sell them at an acceptable price.

Foreign Equity Securities and Foreign Corporate Debt Obligations
----------------------------------------------------------------
Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including a government's decision to devalue its currency or impose currency controls. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative decisions or changes. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These risks may be more pronounced in developing countries. Investments in developing countries may be particularly subject to fluctuations in value, political instability, restrictions on foreign ownership or repatriation of earnings, delays in purchase or sale, high inflation rates, changes in exchange rates and controls, higher costs for converting foreign currencies, higher national debt levels, and abrupt changes in monetary and fiscal policies.

Municipal Obligations
---------------------
Municipal debt obligations, which are often called "municipal obligations," are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are typically categorized as "general obligation bonds" or "revenue bonds." General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes (including tax exempt commercial paper), bonds, municipal leases and participation interests in these obligations.

Many municipal obligations pay interest which is exempt from federal income taxes. Interest which is exempt from federal income tax may, however, be subject to the federal alternative minimum tax or state income taxes. Some municipal obligations pay interest which is subject to both federal and state income taxes.

Municipal obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of municipal obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of municipal obligations when interest rates rise.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, municipal obligations may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal leases are used by state and local governments to acquire a wide variety of equipment and facilities. Municipal obligations, including lease revenue bonds and certificates of participation, may provide the investor with a proportionate interest in payments made by the governmental issuer on the underlying lease. These municipal lease obligations are typically backed by the government's covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include non-appropriation clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

Because each of Limited Term California Fund and Intermediate New Mexico Fund invests principally in municipal obligations originating in a single state, the value of the Fund's shares may be more sensitive to adverse economic or political developments in that state. For additional information respecting the economies of California and New Mexico, and the risks that may affect municipal obligations originating in those states, see the Statement of Additional Information.

Obligations of the U.S. Government
----------------------------------
U.S. Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government obligations also include obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations have limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. Government placed the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") into conservatorship overseen by the Federal Housing Finance Agency. While this arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac, the government has not stated explicitly that securities issued or guaranteed by Fannie Mae or Freddie Mac are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these or other government-sponsored enterprises.

Debt Obligations Issued by Foreign Governments
----------------------------------------------
Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). A Fund's investments in these foreign debt obligations can be denominated in U.S. dollars or in foreign currencies.

These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative changes. In addition, the markets in some foreign countries may be more volatile and subject to less stringent investor protection and disclosure requirements, and it may be difficult for a Fund to sell the debt obligations in those markets. These risks may be more pronounced for a Fund's investments in debt obligations issued by developing countries.

Convertible Debt Obligations
----------------------------
Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or "coupon" payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A "stripped" security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an "income only" or "I/O" security) or the separate principal component of the debt obligation (commonly referred to as a "principal only" or "P/O" security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments
-----------------------------------------------------------------------
Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called "subprime" mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. Government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac")) or by private issuers. Mortgage-backed securities issued by agencies of the U.S. Government may or may not be backed by the full faith and credit of the U.S. Government. Those securities with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting "Obligations of the U.S. Government." Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest
payments.   The market value and expected yield of mortgage-backed
securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages' scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund's yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security's effective maturity, a slower prepayment rate on the underlying mortgages may increase the volatility of the security's price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See "Structured Finance Arrangements," below, for further discussion of these instruments.

Other Asset-Backed Securities
-----------------------------
Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans or credit card receivables. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans. These securities are also subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities.

Structured Finance Arrangements
-------------------------------
Structured finance arrangements include investments such as collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs"). Interests in structured finance arrangements are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. Government insured mortgage-backed securities (such as Ginnie Mae certificates) or other mortgage loans that are not backed by the U.S. Government, CBOs are backed by a pool of fixed income obligations (which may include high yield obligations), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called "subprime" mortgages.

Structured finance arrangements are typically issued in multiple "tranches," each of which represents a portion or "slice" of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a "junior" tranche until all other, more "senior" tranches are paid in full for that period. The most junior tranche is commonly referred to as the "residual" or "equity" interest.

An investment in a structured finance arrangement entails the same risks associated with an investment in the underlying debt obligations, including risks associated with interest rate changes, the creditworthiness of the issuer, and the rate of prepayment on the underlying obligations. Additionally, an investment in this type of arrangement entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured finance arrangements may also be less liquid than for other debt obligations, including other types of asset-backed securities, making it difficult for a Fund to value investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding the assets directly, which may entail additional risks (see "Derivatives," below).

Securities Ratings and Credit Quality; Insurance
------------------------------------------------
A debt obligation's credit rating reflects the expected ability of the obligation's issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch") and Standard & Poor's Corporation ("S&P"). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's, Fitch, or S&P are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as "high-yield" securities or "junk" bonds, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation's rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer's current financial condition may be better or worse than a rating indicates.

Certain municipal obligations in which the Funds may invest are covered by insurance for the timely payment of principal and interest. Rating organizations separately rate the claims-paying ability of the third party insurers that provide such insurance. To the extent that obligations held by a Fund are insured by an insurer whose claims-paying ability is downgraded by Moody's, S&P or Fitch, the value and credit rating of those debt obligations may be negatively affected, and failure of an insurer coupled with a default on an insured debt obligation held by a Fund would result in a loss of some or all of the Fund's investment in the debt obligation.

Real Estate Investment Trusts
-----------------------------
Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

Derivatives
-----------
Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). Strategic Income Fund may invest in derivative instruments as a principal investment strategy. See the Statement of Additional Information for additional detail respecting the various derivative instruments that each Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

Temporary Investments
---------------------
Each of the Funds may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity.
Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund's ability to attain its investment objectives, and in the case of Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, and Intermediate New Mexico Fund, could result in current income subject to federal and state income taxes.

OPENING YOUR ACCOUNT

Complete and sign an account application and give it, along with your check, to the Fund in which you are investing or to your financial intermediary. You may also open your account by wire or mail. If there is no application accompanying this prospectus, please call 1-800-847-0200. If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

If you open or add to your account yourself rather than through your financial advisor please note the following:

     * All of your purchases must be made in U. S. dollars.
     * Checks must be drawn on U. S. banks; the Funds do not accept cash or cash equivalents.
     * If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the Fund or its Transfer Agent have incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

BUYING FUND SHARES

The Institutional Class shares of the Funds are sold on a continuous basis with no initial sales charge or contingent deferred sales charge at the net asset value ("NAV") per share next determined after a purchase order is received by the Funds' transfer agent. Shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. The NAV of each Fund is computed at least once each day the Funds conduct business, by adding the value of the Fund's assets, subtracting its liabilities and dividing the result by the number of shares outstanding. NAV is normally calculated at four o'clock p.m. Eastern Time on each day the New York Stock Exchange is open.

Institutional Class shares of each Fund are subject to a Rule 12b-1 Service Plan, which permits each Fund to reimburse Thornburg for costs to obtain shareholder and distribution related services from persons who sell shares. The maximum annual reimbursement under the plan is 1/4 of 1% of the class's net assets, but Thornburg has advised that it has no current intention to seek a reimbursement of any expenses under the plan for Class I shares. Because this fee is paid out of the class's assets, payment of the fee on an ongoing basis would increase the cost of your investment and might cost more than paying other types of sales charges.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Investor Services" and "Transaction Details," below.

For individual investors and qualified institutions purchasing shares for their own account, the minimum amount to open an account is $2,500,000. The minimum amount to add to an account is $5,000. Qualified institutions include corporations, banks, insurance companies, trusts, endowments and foundations.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined fee based advisory program, the minimum amount to open an account is $100,000 per program.

For investment dealers, financial advisors or other investment professionals, including bank trust departments and companies with trust powers, purchasing for accounts of others within a clearly defined "wrap" asset allocation program or other fee-based brokerage account, the minimum amount to open an account is $2,500, unless otherwise specified by your program's provider. Consult your investment professional for your program minimum. The minimum for subsequent purchases of shares of each Fund within an account is $100 per Fund. Minimums may be waived under certain circumstances.

Investors who hold Institutional Class shares of a Fund through a wrap or a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class shares. Investors should contact their program provider to obtain information about their eligibility for the provider's program and the class of shares they would receive upon such a conversion.

Institutional Class shares also may be available to purchasers who are determined under procedures established by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Funds or the Distributor, and not involving any expected administrative service by the Funds or Thornburg exceeding services customarily provided for Institutional Class shares.

Employer-sponsored retirement plans may no longer purchase Institutional Class shares of any Fund, except where (i) the administrator or other plan sponsor of the employer-sponsored retirement plan has, before July 1, 2007, established an account through which Institutional Class shares have been purchased or has entered into an arrangement with Thornburg or TSC allowing for the purchase of such shares or (ii) the purchase is made through a clearly defined "wrap" asset allocation program or other fee-based brokerage account which does not make the Fund's retirement class shares available to investors, and which otherwise meets applicable investment minimums pertaining to the purchase of Institutional Class shares. For this purpose, "employer-sponsored retirement plans" include group profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code. Retail non-retirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual ("solo") and certain small employer 401(k) plans, individual profit sharing plans, individual 403(b) plans, Simplified Employee Pensions ("SEPs"), SAR-SEPs, 529 tuition programs and Coverdell Educational Savings Accounts are not considered employer-sponsored retirement plans and are not subject to this restriction on purchases. "Small employer," for purposes of the preceding sentence, means a small employer that does not have a professional plan administrator or that has an administrator that is not set up to administer retirement plan shares.

You may add to an existing account by mail, wire, or through your financial advisor. Add to your account by mailing a check payable to your Fund, and be sure to note your account number on the check. If you wish to add to an account by wire, telephone 1-800-847-0200 for wiring instructions. Add to an account through your financial advisor by telephoning your advisor.

You also may add to an account through the Automatic Investment Program. See "Investor Services," below, or telephone us at 1-800-847-0200 for details.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a net asset value of less than $1,000. No redemption fee will be charged on such a mandatory redemption. The Fund will notify the shareholder before performing such a redemption, and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

Employees, officers, trustees and directors of any Thornburg Fund or Thornburg company, and their families or trusts established for the benefit of any of the foregoing, may also purchase Institutional Class shares.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value ("NAV") next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of a Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Securities dealers, brokers, independent financial advisors and others who sell or make available Fund shares to investors ("financial advisors"), and financial intermediaries such as securities dealers, retirement plans, and trust companies who hold shares for investors ("intermediaries") may impose charges or fees in connection with selling or holding Fund shares. These amounts differ depending upon the identity of the financial advisor or intermediary, and how the investor holds Fund shares.

Amounts which could be paid by each Fund in connection with Rule 12b-1 plans are described above under the caption "Buying Fund Shares." No such amounts are currently paid by any Fund with respect to Institutional Class shares.

Thornburg and the Funds' distributor ("TSC") may pay amounts from their own resources to financial advisors in connection with the financial advisors' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. Financial advisor firms may pay additional compensation to their representatives who sell Fund shares or to third party intermediaries with whom the financial advisor firms have agreements to sell Fund shares. Thornburg or TSC also may provide non cash compensation to financial advisor firms including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Funds also may pay amounts for these services, to the extent that the services provided by these intermediaries replace services which would otherwise be provided by the Funds' transfer agent or other persons hired directly by the Funds.

In addition, some financial advisors and intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the financial advisor or intermediary.

SELLING FUND SHARES

Shareholders can withdraw money from their Fund at any time by redeeming some or all of the shares in the account, either by selling them back to the Fund or by selling the shares through their financial advisor. The shares will be purchased by the Fund at the next share price ("NAV") calculated after the redemption order is received in proper form. Shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund redeemed or exchanged within 30 days of purchase are subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange. Share price is normally calculated at 4 p.m. Eastern time. Please note the following:

   * Consult your financial advisor for procedures governing redemption through the advisor's firm.

   * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call (see "Telephone Redemption," below).

   * Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

   * Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days after reciept by the Transfer Agent of a properly executed request for redemption. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

   * No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

To sell shares in an account, you may use any of the following methods:

Written Instructions
--------------------
Mail your instructions to the Transfer Agent at the address shown on the back cover page. Instructions must include the following information:

   .  Your name
   .  The Fund's name
   .  Fund Account number
   .  Dollar amount or number of shares to be redeemed
   . Signature guarantee, if required (see below for instructions) . Signature (see below for signature instructions)

Signature Requirements
----------------------
     Individual, Joint Tenants, Tenants in Common, Sole Proprietor or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

     UGMA or UTMA. Instructions must be signed by the custodian exactly as it appears on the account.

     Trust. Instructions must be signed by trustee, showing trustee's capacity. If trustee's name is not in the account registration, provide a copy of trust document certified within the last 60 days.

     Corporation, Association. Instructions must be signed by person authorized to sign on account. A Medallion signature guarantee is required. Please include a copy of corporate resolution authorizing the signer to act.

     IRA or Retirement Account.  See IRA instructions or telephone
     1-800-847-0200.

     Executor, Administrator, Conservator, Guardian.  Telephone
     1-800-847-0200.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may redeem your shares by telephoning your Fund Support Representative at 1-800-847-0200. Money may be wired to your bank account designated on your account application or sent to you by check. If you did not complete the telephone redemption section of your account application, you may add this feature to your account. The minimum wire redemption amount is $1,000, and the minimum check redemption amount is $50. See "Investor Services," below for more details, or telephone 1-800-847-0200.

Redeem Through Financial Advisor
--------------------------------
Consult with your financial advisor. Your financial advisor may charge a fee.

Systematic Withdrawal Plan
--------------------------
Systematic withdrawal plans let you set up periodic redemptions from your account. Minimum account size for this feature is $10,000, and the minimum payment is $50. Please telephone your Fund Support Representative at 1-800-847-0200.

Certain requests must include a Medallion Signature Guarantee
-------------------------------------------------------------
It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a Medallion signature guarantee if any of the following situations apply:

   *  You wish to redeem more than $25,000 worth of shares;

   *  Your account registration has changed within the last 30 days;

   * The check is being mailed to a different address than the one on your account (record address);

   * The check is being made payable to someone other than the account owner;

   * The redemption proceeds are being transferred to a Thornburg account with a different registration, or;

   * The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program ("STAMP"). The STAMP
Medallion imprint is the only signature guarantee that will be accepted.
A notary public cannot provide a Medallion signature guarantee.

INVESTOR SERVICES

Fund Information
----------------
Thornburg's telephone representatives are available Monday through Friday from 9:30 a.m. to 6:30 p.m. Eastern time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

   . Confirmation statements after every transaction affecting your account.
   . Monthly account statements (except Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund, which send quarterly account statements).
   .  Financial reports (every six months).

Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Automatic Investment Plan
-------------------------
One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for Thornburg's Automatic Investment Plan. Under this plan, shareholders with existing accounts in a Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in that Fund's shares at periodic intervals. The minimum amount that can be invested in a Fund at each periodic interval is $100, unless a different minimum is specified by the financial advisor through whose brokerage account you are investing. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-847-0200 and speak to a Fund Support Representative for more information.

Exchanging Shares
-----------------
As a shareholder, you have the privilege of exchanging Class I shares of a Fund for Class I shares of other Thornburg Funds offering that class of shares. However, you should note the following:

   . The Fund you are exchanging into must be qualified for sale in your state.
   . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
   . Before exchanging into another Thornburg Fund, read its prospectus. . Exchanges for shares of another Thornburg Fund will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See "Taxes" below for more information.
   . Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate the exchange privilege of any investor or group, if in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. See "Transaction Details - Excessive Trading" below.
   . Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder's right to redeem shares of any Fund.
   . Exchanges out of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International, Growth Fund within 30 days of purchase will be subject to a redemption fee of 1.00% of the value of the shares, exchanged. See "Transaction Details - Excessive Trading," below.

The Funds reserve the right to terminate or modify the exchange privilege in the future.

Telephone Redemption
--------------------
If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem your shares by telephone simply by calling a Fund Support Representative.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it Medallion signature guaranteed and send it to the address shown in the application.

The Funds, TSC, Thornburg and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures may include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction. You should verify the accuracy of your confirmation statements immediately after you receive them.

Street Name Accounts
--------------------
Some broker dealers, financial advisors and other financial services firms offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street name through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual fund shares.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. Each Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Equity securities held by a Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where a Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 28% of your taxable distributions and redemptions.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, and other information identifying you. We are required to reject any new account application if the required information is not provided.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchanging Shares", above, and "Excessive Trading," below.

When you buy shares of the Funds or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities broker dealers and other financial services firms to receive on its behalf purchase and redemption orders received in good form, and some of those financial firms may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial firm or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial firm or its designee.

Financial advisors, securities broker dealers and other persons offering shares of the Funds are not agents or otherwise acting on behalf of the Funds, TSC or Thornburg. The Funds, TSC and Thornburg are not responsible for errors or omissions of any financial advisor, securities broker dealer or other person offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

Excessive Trading
-----------------
Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to a Fund or its shareholders, including monitoring trading activity and imposing redemption fees on certain transactions. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds' investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in each of the Funds to identify excessive trading. What constitutes excessive trading for a specific Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund's portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by a Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by any Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Any Fund's exercise of these rights is in addition to, and not in lieu of, the imposition of any redemption fees. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Investor Services - Exchanging Shares" above.

A redemption fee of 1.00% is charged on redemptions and exchanges of Class I shares of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund within 30 days of purchase. The fee is calculated on the value of the shares on the date of the redemption or exchange. The fee is not imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee was instituted to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading. The Trustees have authorized Thornburg to waive the redemption fee in specified situations where transactions are not likely to result in a Fund incurring the costs the fee is intended to recover.

Many Fund shares are now held through financial advisors, securities broker dealers, retirement plans, financial intermediaries and other persons who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The omnibus accountholders may also be unable to process and collect redemption fees or may refuse to do so. Consequently, a Fund may not be able to collect redemption fees from investors in omnibus accounts in some cases when those fees would ordinarily apply.

DIVIDENDS AND DISTRIBUTIONS

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Each of the fixed income Funds declares dividends from its net investment income daily and pays those dividends monthly. Strategic Income Fund and Income Builder Fund typically declare dividends from net investment income daily and pay those dividends quarterly. Value Fund, International Value Fund and Global Opportunities Fund typically declare and pay dividends from any net investment income quarterly, and Growth Fund and International Growth Fund are expected to follow the same practice in any periods when they have net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

Dividends from Net Investment Income
------------------------------------
1. Reinvestment Option. Your dividend distributions, if any, will be automatically invested in additional shares of your Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the end of the month or quarter for which the distribution is made.

Capital Gains
-------------
1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest or earnings are accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in a Fund just before a distribution. The money a Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund's share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before a Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See "Taxes," below.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes - In General
--------------------------
Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds.

Federal Tax Treatment of Distributions - Municipal Funds
--------------------------------------------------------
Limited Term National Fund, Limited Term California Fund, Intermediate National Fund and Intermediate New Mexico Fund (the "Municipal Funds") intend to satisfy conditions that will enable them to designate distributions from the net interest income generated by those investments in municipal obligations which are exempt from federal income tax when received by a Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by the Municipal Funds of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Net long-term capital gains distributed by a Fund will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes.")

The Internal Revenue Code treats interest on certain municipal obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisors as to the extent and effect of this treatment.

If the Internal Revenue Service determines that the issuer of a municipal obligation held by a Fund does not comply with the Code, interest payments received by the Fund with respect to the obligation may become taxable.
In that case, the portions of distributions made by the Fund relating to the taxable interest payments would be taxable to shareholders. If such determination by the Service is made retroactively, with respect to distributions made by a Fund in previous years, shareholders who received those distributions would be required in some instances to file amended income tax returns and pay additional taxes with respect to the portion of the distributions deemed to be taxable.

Federal Tax Treatment of Distributions - Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund
--------------------------------------------------------------------------
Distributions to shareholders representing net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. The portion of distributions which is "qualified dividend income" because it is attributable to certain corporation dividends will be taxed to noncorporate shareholders at the reduced rate of federal income tax on long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Sales or Redemptions of Shares - All Funds
-------------------------------------------------------------------
An investor's redemption of Fund shares, or exchange of shares for shares of another Fund, will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or exchange.

State Taxes
-----------
The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Funds are advised to consult their own tax advisors in that regard. The Municipal Funds will advise shareholders approximately 60 days after the end of each calendar year regarding the percentage of income derived from each state as to which it has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions to individuals attributable to interest on municipal obligations originating in California and New Mexico are not subject to personal income taxes imposed by the state of the same name of the Fund. For example, an individual resident in New Mexico who owned shares of Intermediate New Mexico Fund will not be required by New Mexico to pay income taxes on interest dividends attributable to obligations owned by the Fund and originating in New Mexico. Capital gain distributions are taxable by most states which impose an income tax, and gains on the sale of Fund shares may be subject to state capital gains taxes. Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

ORGANIZATION OF THE FUNDS

Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). Intermediate New Mexico Fund is a nondiversified series of the Trust. The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR

The Funds are managed by Thornburg Investment Management, Inc. ("Thornburg"). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to Institutional Class shares of each Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class shareholders. Thornburg's services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year the investment advisory and administrative services fee rates for Institutional Class shares of each of the Funds were:
                                       Year (or fiscal period) Ended
                                            September 30, 2008
                                       -----------------------------
                                       Advisory        Administrative
                                       Fee Rate        Services Rate
                                       ---------       -------------
     Limited Term National Fund          .43%               .05%
     Limited Term California Fund        .50%               .05%
     Intermediate National Fund          .50%               .05%
     Intermediate New Mexico Fund        .50%               .05%
     Limited Term Government Fund        .375%              .05%
     Limited Term Income Fund            .50%               .05%
     Strategic Income Fund               .75%               .05%
     Value Fund                          .73%               .05%
     International Value Fund            .69%               .05%
     Growth Fund                         .76%               .05%
     Income Builder Fund                 .74%               .05%
     Global Opportunities Fund           .87%               .05%
     International Growth Fund           .875%              .05%

The advisory fee rate for each Fund decreases as assets increase, as described in the Statement of Additional Information.

A discussion regarding the basis for the approval of each Fund's
Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses for a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, each Fund will pay all other costs and expenses of its operations.

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Managers
-----------------------
The portfolio managers for each of the Funds are identified below. Some Funds have a single portfolio manager, and other Funds have co-portfolio managers who work together. Portfolio management at Thornburg is a collegial process. Co-portfolio managers typically act in concert in making investment decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision. Portfolio managers are assisted by other employees of Thornburg. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Limited Term National Fund
--------------------------
George T. Strickland, a managing director of Thornburg, is a co-portfolio manager for the Municipal Funds. Mr. Strickland has been one of the persons primarily responsible for management of the Municipal Funds since 1998, and has performed municipal bond credit analysis and management since joining Thornburg in 1991.

Josh Gonze, a managing director of Thornburg, has been a co-portfolio manager for the Municipal Funds since February 2007. Mr. Gonze joined Thornburg in 1999 as an associate portfolio manager and was named a managing director in 2003. Before joining Thornburg, Mr. Gonze served as an associate director at Standard & Poor's, where he analyzed corporate bonds.

Christopher Ihlefeld, a managing director of Thornburg, has been a co-portfolio manager for the Municipal Funds since February 2007. Mr. Ihlefeld joined Thornburg in 1996 as a dealer services representative, and has also served as a program analyst, IT specialist, and bond analyst at the firm. Mr. Ihlefeld was named a managing director in 2006.

Limited Term California Fund
----------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Intermediate National Fund
--------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Intermediate New Mexico Fund
----------------------------
George T. Strickland (see description above under Limited Term National
Fund)

Josh Gonze (see description above under Limited Term National Fund)

Christopher Ihlefeld (see description above under Limited Term National
Fund)

Government Fund
---------------
Jason Brady, CFA, a managing director of Thornburg, has been the portfolio manager of Government Fund and Income Fund and a co-portfolio manager of Income Builder Fund since February 2007. Mr. Brady joined Thornburg as an associate portfolio manager in October 2006 and was named a managing director in January 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

Income Fund
-----------
Jason Brady (see description above under Government Fund)

Value Fund
----------
William V. Fries, CFA, a managing director of Thornburg, is a co-portfolio manager of Value Fund and International Value Fund. Mr. Fries served as portfolio manager for Value Fund from its inception in 1995 through February 2006, when he commenced service as co-portfolio manager. Mr. Fries served as portfolio manager for International Value Fund from its inception n 1998 through February 2006, when he commenced service as co-portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Edward Maran, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Maran joined Thornburg as an associate portfolio manager in 2002 and was named a managing director in 2004. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Connor Browne, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

International Value Fund
------------------------
William V. Fries (see description above under Value Fund)

Wendy Trevisani, a managing director of Thornburg, has been a co-portfolio manager of International Value Fund since February 2006. Mrs. Trevisani joined Thornburg Investment Management as an associate portfolio manager in 1999, and was named a managing director in 2003. Her responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Lei Wang, CFA, a managing director of Thornburg, has been co-portfolio manager of International Value Fund since February 2006. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Growth Fund
-----------

Alexander M.V. Motola, CFA, a managing director of Thornburg, is the portfolio manager of Growth Fund and International Growth Fund. Mr. Motola has served as the portfolio manager of Growth Fund since January 2001. Mr. Motola has served as a co-portfolio manager or portfolio manager of International Growth Fund from its inception in February 2007. Before joining Thornburg in 2001, Mr. Motola performed security analysis and equity portfolio management for eight years in various capacities (including portfolio manager, associate portfolio manager, equity trader, and equity specialist) at other investment firms.

Income Builder Fund
-------------------
Brian J. McMahon, the president of Thornburg Investment Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been a co-portfolio manager of Income Builder Fund since that Fund's inception in December 2002 and a co-portfolio manager of Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients.

Jason Brady (see description above under Government Fund)

Global Opportunities Fund
-------------------------
Brian J. McMahon (see description above under Income Builder Fund)

W. Vinson Walden, CFA, a vice president and managing director of Thornburg since 2004, has been a co-portfolio manager of the Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 2002, Mr. Walden served as an associate portfolio manager for Funds of the Trust. Mr. Walden was an associate portfolio manager for another investment management firm before joining Thornburg.

International Growth Fund
-------------------------
Alexander M.V. Motola (see description above under Growth Fund)

TRUSTEES

The Funds are managed by Thornburg under the supervision of the Trustees. The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the 1940 Act, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, 63, Chairman of Trustees since 1987

     Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust, and is chairman of the board of directors of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, Thornburg Investment Trust in 1987, and Thornburg Mortgage, Inc. in 1993. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, 53, Trustee since 2001, member of Governance and Nominating Committee

     Brian McMahon is the president of Thornburg Investment Trust and president, chief executive officer and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, 63, Trustee since 1994, member of Audit Committee and Governance and Nominating Committee

     David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater also is a director and member of the audit committee of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College. He received his BA from Stanford University.

David D. Chase, 67, Trustee since 2001, Chairman of Audit Committee

     David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies.
     Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School at Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, 62, Trustee since 2004, Chairman of Governance and Nominating Committee

     Eliot Cutler is the resident partner in charge of the Beijing, China office of the law firm of Akin Gump Strauss Hauer & Feld, LLP. An environmental and land use lawyer for more than 25 years, he has participated in the planning, permitting, funding and construction of facilities for public and private sector clients. Mr. Cutler is a director of Thornburg Mortgage, Inc., a real estate investment trust, and was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, 60, Trustee since 2004, member of Audit Committee

     Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, 55, Trustee since 2004, member of Governance and Nominating Committee

     Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, 49, Trustee since 1996, member of Audit Committee

     James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Limited Term National Fund and Limited Term California Fund were, until June 21, 2004, series of another investment company, when they were reorganized as Funds of the Trust. Information for Limited Term National Fund and Limited Term California Fund includes a three month period from July 1, 2004 to September 30, 2004, because the fiscal year of these Funds was changed from a year ending on June 30 to a year ending September 30, commencing July 1, 2004. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2008 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund's financial statements, is included in each Fund's Annual Report, which are available upon request.




Thornburg Limited Term Municipal Fund
-------------------------------------------                                                   3 Months
                                                                                               Ended      Year Ended
                                                           Year Ended Sept. 30,               Sept. 30,    June 30,
Class I Shares:                                    2008       2007       2006       2005       2004(a)       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period               $13.49     $13.53     $13.59     $13.83     $13.68        $14.01
                                                   ----------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.52       0.51       0.49       0.44       0.11          0.44
   Net realized and unrealized
     gain (loss) on investments                     (0.27)     (0.04)     (0.06)     (0.24)      0.15         (0.33)
                                                   ----------------------------------------------------------------
Total from investment operations                     0.25       0.47       0.43       0.20       0.26          0.11

Less dividends from:
   Net investment income                            (0.52)     (0.51)     (0.49)     (0.44)     (0.11)        (0.44)
                                                   ----------------------------------------------------------------
Change in net asset value                           (0.27)     (0.04)     (0.06)     (0.24)      0.15         (0.33)

NET ASSET VALUE, end of period                     $13.22     $13.49     $13.53     $13.59     $13.83        $13.68
                                                   ================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.88%      3.53%      3.22%      1.50%      1.87%         0.80%
Ratios to average net assets:
   Net investment income                             3.88%      3.78%      3.62%      3.25%      3.02%(c)      3.18%
   Expenses, after expense reductions                0.55%      0.57%      0.57%      0.57%      0.55%(c)      0.57%
   Expenses, after expense reductions
     and net of custody credits                      0.55%      0.57%      0.57%      0.57%      0.55%(c)      0.57%
   Expenses, before expense reductions               0.55%      0.57%      0.57%      0.57%      0.55%(c)      0.57%
Portfolio turnover rate                             17.78%     21.35%     23.02%     27.80%      4.57%        21.37%

Net assets at end of period (000)                 $437,393   $303,716   $285,878   $290,369   $238,589      $222,760

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.



Thornburg California Limited Term Municipal Fund
--------------------------------------------------------                                      3 Months
                                                                                               Ended      Year Ended
                                                           Year Ended Sept. 30,              Sept. 30,     June 30,
Class I Shares:                                    2008       2007       2006       2005       2004(a)       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period               $12.74     $12.78     $12.80     $13.03     $12.89        $13.22
                                                   ----------------------------------------------------------------
Income from investment operations:
   Net investment income                             0.47       0.47       0.44       0.40       0.09          0.39
   Net realized and unrealized
     gain (loss) on investments                     (0.24)     (0.04)     (0.02)     (0.23)      0.14         (0.33)
                                                   ----------------------------------------------------------------
Total from investment operations                     0.23       0.43       0.42       0.17       0.23          0.06
Less dividends from:
   Net investment income                            (0.47)     (0.47)     (0.44)     (0.40)     (0.09)        (0.39)
                                                   ----------------------------------------------------------------
Change in net asset value                           (0.24)     (0.04)     (0.02)     (0.23)      0.14         (0.33)

NET ASSET VALUE, end of period                     $12.50     $12.74     $12.78     $12.80     $13.03        $12.89
                                                   ================================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                      1.77%      3.44%      3.39%      1.31%      1.81%         0.46%
Ratios to average net assets:
   Net investment income                             3.66%      3.71%      3.50%      3.09%      2.85%(c)      2.99%
   Expenses, after expense reductions                0.65%      0.66%      0.66%      0.68%      0.67%(c)      0.67%
   Expenses, after expense reductions
     and net of custody credits                      0.63%      0.65%      0.55%      0.67%      0.67%(c)      0.67%
   Expenses, before expense reductions               0.65%      0.68%      0.71%      0.73%      0.77%(c)      0.78%

Portfolio turnover rate                             34.88%     22.71%     25.77%     26.33%      4.18%        23.80%

Net assets at end of period (000)                  $41,814    $31,918    $28,334    $30,843    $25,728       $22,929

<Fa>  The Fund's fiscal year-end changed to September 30.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.


Thornburg Intermediate Municipal Fund
-------------------------------------------                               Year Ended September 30,
Class I Shares:                                               2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                            $13.13     $13.28     $13.31     $13.46     $13.54
                                                              --------------------------------------------------
Income from investment operations:
   Net investment income                                        0.56       0.55       0.54       0.53       0.56
   Net realized and unrealized
     gain (loss) on investments                                (0.68)     (0.15)     (0.03)     (0.15)     (0.08)
                                                              --------------------------------------------------
Total from investment operations                               (0.12)      0.40       0.51       0.38       0.48
Less dividends from:
   Net investment income                                       (0.56)     (0.55)     (0.54)     (0.53)     (0.56)
                                                              --------------------------------------------------
Change in net asset value                                      (0.68)     (0.15)     (0.03)     (0.15)     (0.08)

NET ASSET VALUE, end of year                                  $12.45     $13.13     $13.28     $13.31     $13.46
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                                   (1.02)%     3.06%      3.90%      2.90%      3.61%
Ratios to average net assets:
   Net investment income                                        4.28%      4.16%      4.07%      3.98%      4.12%
   Expenses, after expense reductions                           0.64%      0.67%      0.67%      0.67%      0.67%
   Expenses, after expense reductions
     and net of custody credits                                 0.63%      0.67%      0.67%      0.67%      0.67%
   Expenses, before expense reductions                          0.64%      0.73%      0.75%      0.77%      0.75%
Portfolio turnover rate                                        22.00%     22.55%     18.95%     20.06%     11.81%

Net assets at end of year (000)                              $171,848   $125,890    $89,589    $52,037    $33,079


Thornburg New Mexico Intermediate Municipal Fund
--------------------------------------------------------
                                                                                  Year Ended           Period Ended
                                                                                 September 30,         September 30,
                                                                                    2008                  2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period                                                $13.10                $13.10
                                                                                    ----------------------------
Income from investment operations:
  Net investment income                                                               0.51                  0.34
  Net realized and unrealized
    gain (loss) on investments                                                       (0.47)                 0.00
                                                                                    ----------------------------
Total from investment operations                                                      0.04                  0.34
Less dividends from:
  Net investment income                                                              (0.51)                (0.34)
                                                                                    ----------------------------
Change in net asset value                                                            (0.47)                 0.00
                                                                                    ----------------------------
NET ASSET VALUE, end of period                                                      $12.63                $13.10

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                       0.26%                 2.64%
Ratios to average net assets:
   Net investment income                                                              3.90%                 3.95%(c)
   Expenses, after expense reductions                                                 0.63%                 0.63%(c)
   Expenses, after expense reductions
     and net of custody credits                                                       0.61%                 0.62%(c)
   Expenses, before expense reductions                                                0.63%                 0.63%(c)
Portfolio turnover rate                                                              13.48%                17.38%

Net assets at end of period (000)                                                   $23,728               $19,427

<Fa>  Effective date of this class of shares was February 1, 2007.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.


Thornburg Limited Term U.S. Government Fund
--------------------------------------------------                        Year Ended September 30,
Class I Shares:                                               2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $12.97     $12.75     $12.76     $13.01     $13.22
                                                              --------------------------------------------------
Income from investment operations:
   Net investment income                                        0.49       0.44       0.41       0.36       0.39
   Net realized and unrealized
     gain (loss) on investments                                 0.29       0.23      (0.01)     (0.24)     (0.21)
                                                              --------------------------------------------------
Total from investment operations                                0.78       0.67       0.40       0.12       0.18
Less dividends from:
   Net investment income                                       (0.49)     (0.45)     (0.41)     (0.37)     (0.39)
                                                              --------------------------------------------------
Change in net asset value                                       0.29       0.22      (0.01)     (0.25)     (0.21)

NET ASSET VALUE, end of year                                  $13.26     $12.97     $12.75     $12.76     $13.01
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                                    6.06%      5.35%      3.19%      0.95%      1.37%
Ratios to average net assets:
   Net investment income                                        3.68%      3.45%      3.22%      2.82%      2.95%
   Expenses, after expense reductions                           0.66%      0.68%      0.68%      0.68%      0.67%
   Expenses, after expense reductions
     and net of custody credits                                 0.64%      0.67%      0.65%      0.67%      0.67%
   Expenses, before expense reductions                          0.67%      0.74%      0.78%      0.80%      0.77%
Portfolio turnover rate                                        19.61%     43.35%      7.47%     18.00%     12.39%

Net assets at end of year (000)                               $21,275    $15,963    $14,900    $16,075    $12,905


Thornburg Limited Term Income Fund
----------------------------------------                                 Year Ended September 30,
Class I Shares:                                               2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $12.40     $12.37     $12.51     $12.80     $12.99
                                                              --------------------------------------------------
Income from investment operations:
   Net investment income                                        0.59       0.54       0.54       0.51       0.47
   Net realized and unrealized
     gain (loss) on investments                                (0.48)      0.04      (0.14)     (0.29)     (0.19)
                                                              --------------------------------------------------
Total from investment operations                                0.11       0.58       0.40       0.22       0.28
Less dividends from:
   Net investment income                                       (0.59)     (0.55)     (0.54)     (0.51)     (0.47)
                                                              --------------------------------------------------
Change in net asset value                                      (0.48)      0.03      (0.14)     (0.29)     (0.19)

NET ASSET VALUE, end of year                                  $11.92     $12.40     $12.37     $12.51     $12.80
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                                    0.77%      4.76%      3.30%      1.77%      2.29%
Ratios to average net assets:
   Net investment income                                        4.72%      4.39%      4.38%      3.85%      3.64%
   Expenses, after expense reductions                           0.66%      0.67%      0.68%      0.67%      0.67%
   Expenses, after expense reductions
     and net of custody credits                                 0.66%      0.67%      0.67%      0.67%      0.67%
   Expenses, before expense reductions                          0.67%      0.72%      0.72%      0.72%      0.72%
Portfolio turnover rate                                        42.84%     41.55%      6.77%     23.16%     22.73%

Net assets at end of year (000)                              $118,222   $103,530   $111,535    $99,396    $90,025


Thornburg Strategic Income Fund
------------------------------------
                                                                                             Period Ended
                                                                                             September 30,
Class I Shares:                                                                                 2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                                            $11.94
                                                                                                ------
Income from investment operations:
  Net investment income                                                                          0.63
  Net realized and unrealized
    gain (loss) on investments                                                                  (1.42)
                                                                                                ------
Total from investment operations                                                                (0.79)
Less dividends from:
  Net investment income                                                                         (0.57)
                                                                                                ------
Change in net asset value                                                                       (1.36)

NET ASSET VALUE, end of period                                                                 $10.58
                                                                                               ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                                 (6.90)%
Ratios to average net assets:
   Net investment income                                                                         6.81%(c)
   Expenses, after expense reductions                                                            1.01%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                  0.99%(c)
   Expenses, before expense reductions                                                           1.44%(c)

Portfolio turnover rate                                                                         36.22%

Net assets at end of period (000)                                                              $15,145

<Fa> Fund commemced operations on December 19, 2007.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.
<F+> Based on weighted average shares outstanding.


Thornburg Value Fund
-----------------------                                                   Year Ended September 30,
Class I Shares:                                               2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                            $44.80     $38.11     $33.23     $28.49     $26.64
                                                              --------------------------------------------------
Income from investment operations:
   Net investment income                                        0.32       0.44       0.50       0.45       0.31
   Net realized and unrealized
     gain (loss) on investments                               (12.45)      7.96       4.82       4.70       1.84
                                                              --------------------------------------------------
Total from investment operations                              (12.13)      8.40       5.32       5.15       2.15
Less dividends from:
   Net investment income                                       (0.27)     (0.41)     (0.44)     (0.41)     (0.30)
   Net realized gains                                          (3.93)     (1.30)       -          -          -
   Return of Capital                                             -          -          -          -          -
                                                              --------------------------------------------------
Total dividends                                                (4.20)     (1.71)     (0.44)     (0.41)     (0.30)
                                                              --------------------------------------------------
Change in net asset value                                     (16.33)      6.69       4.88       4.74       1.85

NET ASSET VALUE, end of year                                  $28.47     $44.80     $38.11     $33.23     $28.49
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                                  (29.24)%    22.62%     16.10%     18.16%      8.04%
Ratios to average net assets:
   Net investment income                                        0.92%      1.05%      1.41%      1.44%      1.07%
   Expenses, after expense reductions                           0.91%      0.93%      0.98%      0.99%      0.99%
   Expenses, after expense reductions
     and net of custody credits                                 0.90%      0.92%      0.97%      0.98%      0.99%
   Expenses, before expense reductions                          0.91%      0.93%      0.98%      1.00%      0.99%
Portfolio turnover rate                                        70.65%     79.29%     51.36%     58.90%     68.74%

Net assets at end of year (000)                            $1,961,495 $2,401,473 $1,074,492   $457,788   $378,334

<F+> Based on weighted average shares outstanding.


Thornburg International Value Fund
----------------------------------------                                 Year Ended September 30,
Class I Shares:                                               2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout
  the year)+
Net asset value, beginning of year                            $36.77     $26.99     $23.19     $18.48     $15.13
                                                              --------------------------------------------------
Income from investment operations:
   Net investment income                                        0.51       0.41       0.43       0.28       0.24
   Net realized and unrealized
     gain (loss) on investments                                (9.79)     10.42       4.06       4.72       3.11
                                                              --------------------------------------------------
Total from investment operations                               (9.28)     10.83       4.49       5.00       3.35
Less dividends from:                                          --------------------------------------------------
  Net investment income                                        (0.43)     (0.40)     (0.29)     (0.29)       -
  Realized capital gains                                       (2.88)     (0.65)     (0.40)       -          -
                                                              --------------------------------------------------
Total dividends                                                (3.31)     (1.05)     (0.69)     (0.29)       -
                                                              --------------------------------------------------
Change in net asset value                                     (12.59)      9.78       3.80       4.71       3.35

NET ASSET VALUE, end of year                                  $24.18     $36.77     $26.99     $23.19     $18.48
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                                  (27.45)%    41.17%     19.76%     27.15%     22.14%
Ratios to average net assets:
   Net investment income                                        1.64%      1.32%      1.67%      1.32%      1.35%
   Expenses, after expense reductions                           0.89%      0.90%      0.94%      0.99%      0.99%
   Expenses, after expense reductions
     and net of custody credits                                 0.89%      0.90%      0.94%      0.99%      0.99%
   Expenses, before expense reductions                          0.89%      0.90%      0.94%      1.02%      1.11%
Portfolio turnover rate                                        27.31      64.77%     36.58%     34.17%     35.84%

Net assets at end of period (000)                          $5,152,506 $5,113,109 $2,034,453   $892,216   $293,583

<F+> Based on weighted average shares outstanding.


Thornburg Core Growth Fund
------------------------------
                                                                                                       Period Ended
                                                                    Year Ended September 30,           September 30,
Class I Shares:                                               2008       2007       2006       2005       2004(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                          $21.16     $16.66     $14.37     $10.93     $10.87
                                                              --------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.03)     (0.08)     (0.06)     (0.07)     (0.08)
  Net realized and unrealized
   gain (loss) on investments                                  (7.41)      4.58       2.58       3.51       0.14
                                                              --------------------------------------------------
Total from investment operations                               (7.44)      4.50       2.52       3.44       0.06
                                                              --------------------------------------------------
Redemption fees added to paid in capital                         -          -         0.01        -          -
Less dividends from:
  Net realized gains                                           (0.01)       -        (0.24)       -          -

                                                              --------------------------------------------------
Change in net asset value                                      (7.45)      4.50       2.29       3.44       0.06

NET ASSET VALUE, end of period                                $13.71     $21.16     $16.66     $14.37     $10.93
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                               (35.17)%    27.01%     17.85%     31.47%      0.55%
Ratios to average net assets:
  Net investment income (loss)                                 (0.17)%    (0.39)%    (0.40)%    (0.55)%    (0.74)%(c)
  Expenses, after expense reductions                            0.96%      0.98%      1.01%      1.02%      1.00%(c)
  Expenses, after expense reductions
   and net of custody credits                                   0.96%      0.97%      0.99%       0.99%     0.99%(c)
  Expenses, before expense reductions                           0.96%      0.98%      1.10%       1.15%     1.31%(c)
Portfolio turnover rate                                        79.73%     82.37%     98.00%     115.37%   108.50%

Net assets at end of period (000)                            $346,497   $642,143   $188,422     $49,975   $21,578

<Fa> Effective date of this class of shares was November 1, 2003.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<F+> Based on weighted average shares outstanding.


Thornburg Investment Income Builder Fund
-----------------------------------------------
                                                                                                       Period Ended
                                                                    Year Ended September 30,           September 30,
Class I Shares:                                               2008       2007       2006       2005       2004(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                          $23.50     $19.71     $18.03     $15.64     $14.45
                                                              --------------------------------------------------
Income from investment operations:
  Net investment income                                         1.10       1.02       0.88       0.84       0.74
  Net realized and unrealized
   gain (loss) on investments                                  (6.06)      4.24       1.98       2.22       1.01
                                                              --------------------------------------------------
Total from investment operations                               (4.96)      5.26       2.86       3.06       1.75
  Less dividends from:
    Net investment income (loss)                               (1.10)     (0.96)     (0.84)     (0.67)     (0.56)
    Net realized gains (loss)                                  (0.47)     (0.51)     (0.34)       -          -
                                                              --------------------------------------------------
Total dividends                                                (1.57)     (1.47)     (1.18)     (0.67)     (0.56)
Change in net asset value                                      (6.53)      3.79       1.68       2.39       1.19
NET ASSET VALUE, end of period                                $16.97     $23.50     $19.71     $18.03     $15.64
                                                              ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                               (22.20)%    27.80%     16.53%     19.73%     12.19%
Ratios to average net assets:
  Net investment income (loss)                                  5.34%      4.74%      4.68%      4.86%      5.33%(c)
  Expenses, after expense reductions                            0.89%      0.95%      0.99%      1.00%      0.99%(c)
  Expenses, after expense reductions
   and net of custody credits                                   0.89%      0.94%      0.98%      0.99%      0.99%(c)
  Expenses, before expense reductions                           0.89%      0.95%      1.02%      1.09%      1.21%(c)
Portfolio turnover rate                                        46.07%     62.60%     55.29%     76.76%    109.21%

Net assets at end of period (000)                            $766,772   $644,294   $308,859   $129,110    $33,247

<Fa>  Effective date of this class of shares was November 1, 2003.
<Fb>  Not Annualized for periods less than one year.
<Fc>  Annualized.
<F+>  Based on weighted average shares outstanding.


Thornburg Global Opportunities Fund
-----------------------------------------
                                                                                     Year Ended         Period Ended
                                                                                     September 30,      September 30,
Class I Shares:                                                                     2008       2007       2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                                $20.16     $12.87     $11.94
                                                                                    ----------------------------
Income from investment operations:
  Net investment income                                                               0.40       0.17       0.02
  Net realized and unrealized
    gain (loss) on investments                                                       (6.34)      7.29       0.91
                                                                                    ----------------------------
Total from investment operations                                                     (5.94)      7.46       0.93
Less dividends from:
  Net investment income                                                              (0.23)     (0.01)       -
  Net realized gains                                                                 (0.54)     (0.16)       -
                                                                                    ----------------------------
Total dividends                                                                      (0.77)     (0.17)       -
                                                                                    ----------------------------
Change in net asset value                                                            (6.71)      7.29       0.93
                                                                                    ----------------------------
NET ASSET VALUE, end of period                                                      $13.45     $20.16     $12.87

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                     (30.49)%    58.51%      7.79%
Ratios to average net assets:
   Net investment income                                                              2.25%      0.97%      0.90%(c)
   Expenses, after expense reductions                                                 0.99%      1.00%      1.04%(c)
   Expenses, after expense reductions
     and net of custody credits                                                       0.99%      0.99%      0.99%(c)
   Expenses, before expense reductions                                                1.10%      1.20%      2.98%(c)
Portfolio turnover rate                                                              83.70%     91.02%      6.08%
Net assets at end of period (000)                                                  $154,102   $108,461    $12,968

<Fa>  Fund commenced operations on July 28, 2006.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.
<F+>  Based on weighted average shares outstanding.


Thornburg International Growth Fund
-----------------------------------------
                                                                                  Year Ended           Period Ended
                                                                                 September 30,         September 30,
                                                                                    2008                  2007(a)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                                                $14.99                $11.94
                                                                                    ----------------------------
Income from investment operations:
  Net investment income                                                               0.14                  0.05
  Net realized and unrealized
    gain (loss) on investments                                                       (4.30)                 3.00
                                                                                    ----------------------------
Total from investment operations                                                     (4.16)                 3.05

Less dividends from:
  Net investment income                                                              (0.37)                  -
                                                                                    ----------------------------
Change in net asset value                                                            (4.53)                 3.05
                                                                                    ----------------------------
NET ASSET VALUE, end of period                                                      $10.46                $14.99

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                     (28.57)%               25.54%
Ratios to average net assets:
   Net investment income                                                              1.03%                 0.52%(c)
   Expenses, after expense reductions                                                 1.00%                 1.01%(c)
   Expenses, after expense reductions
     and net of custody credits                                                       0.99%                 0.99%(c)
   Expenses, before expense reductions                                                1.25%                 1.64%(c)
Portfolio turnover rate                                                              54.31%               113.34%

Net assets at end of period (000)                                                   $28,164               $27,659

<Fa>  Fund commenced operations on February 1, 2007.
<Fb>  Not annualized for periods less than one year
<Fc>  Annualized.
<<F+>  Based on weighted average shares outstanding.


<OUTSIDE BACK COVER>
ADDITIONAL INFORMATION.

Reports to Shareholders
-----------------------
   Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor
------------------
   Thornburg Investment Management, Inc.
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

Distributor
-----------
   Thornburg Securities Corporation
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

Custodian
---------
   State Street Bank & Trust Co.
   2 Avenue De Lafayette
   Boston, Massachusetts 02111

Transfer Agent
--------------
   Boston Financial Data Services
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

General Counsel
---------------
   Legal matters in connection with the issuance of shares of the Funds are passed upon by Thompson, Hickey, Cunningham, Clow & April, P.A., 460 St. Michael's Drive, Building 1100, Suite 1103, Santa Fe, New Mexico 87505.

Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports to Shareholders. In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. The Funds' Statement of Additional Information (SAI) and the Funds' Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds' Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg website at www.thornburg.com. The Funds' current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(800) 847-0200
www.thornburg.com

The Funds are separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


<OUTSIDE FRONT COVER>
Thornburg Investment Management
          Strategies for Building Real Wealth

Prospectus

Thornburg Retirement Plan Shares
February 1, 2009

                                                        NOT FDIC INSURED
                                                        MAY LOSE VALUE
                                                        NO BANK GUARANTEE


Thornburg Limited Term U.S. Government Fund
  ("Government Fund")
Thornburg Limited Term Income Fund
  ("Income Fund")
Thornburg Value Fund
  ("Value Fund")
Thornburg International Value Fund
  ("International Value Fund")
Thornburg Core Growth Fund
  ("Growth Fund")
Thornburg Investment Income Builder Fund
  ("Income Builder Fund")
Thornburg Global Opportunities Fund
  ("Global Opportunities Fund")
Thornburg International Growth Fund
  ("International Growth Fund")




These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



Fund shares involve investment risks (including possible loss of principal), and are not deposits or obligations of, or guaranteed or endorsed by, and are not insured by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.


TABLE OF CONTENTS

4           Government Fund*
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

6           Income Fund *
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

8           Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

10          International Value Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

12          Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

14          Income Builder Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

16          Global Opportunities Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

18          International Growth Fund
              Investment Goals
              Principal Investment Strategies
              Principal Investment Risks
              Past Performance of the Fund
              Fees and Expenses

20          Additional Information About Fund Investments,
            Investment Practices and Risks

23          Buying Fund Shares

24          Selling Fund Shares

24          Investor Services

24          Transaction Details

26          Dividends and Distributions

26          Taxes

27          Organization of the Funds

27          Investment Advisor

28          Trustees

30          Financial Highlights


* Class R5 shares of Government Fund and Income Fund are not available as of the date of this Prospectus.

Please Note: The Class R3 Shares referred to in this Prospectus were known as Class R1 Shares until February 1, 2007.



GOVERNMENT FUND

Investment Goals
----------------
The primary goal of Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority vote of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's investments in pursuing the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to market conditions.

Government Fund invests at least 80% of its assets in U.S. Government Securities. For this purpose, "U.S. Government Securities" means:

     Securities backed by the full faith and credit of the U.S. Government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. Government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as "Ginnie Mae" mortgage-backed certificates issued by the Government National Mortgage Association).

     Securities issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. Government. These securities include mortgage-backed certificates, collateralized mortgage obligations ("CMOs"), and debentures issued by "Freddie Mac" (Federal Home Loan Mortgage Corporation) and "Fannie Mae" (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. "Participations" are undivided interests in pools of securities where the underlying credit support passes through to the participants.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. A fall in worldwide demand for U.S. Government Securities or general economic decline could lower the value of those securities.

Some securities owned by the Fund are not backed by the full faith and credit of the U.S. Government and may be subject to default, delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. In particular, obligations of U.S. Government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities of U.S. Government agencies, instrumentalities and enterprises purchased by the Fund are rated "Aaa" by Moody's Investors Services or "AAA" by Standard and Poor's Corporation. Ratings agencies could change the ratings of these securities in the future.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Government Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3 share performance to the Barclays Capital Intermediate Government Bond Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government obligations. The Fund commenced operations on November 16, 1987 and commenced offering Class R3 shares on July 1, 2003.* Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

15.00%


10.00%

                               6.73%   6.70%
 5.00%
                       3.30%
       1.24%   1.13%
 0.00%


-5.00%
       2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 3.46%
(quarter ended 12-31-08).

Lowest quarterly results for time period shown: -2.42%
(quarter ended 6-30-04).

Average Annual Total Returns (periods ended 12-31-08)
----------------------------

Class R3 Shares
                                                     Since Inception
                          One Year      Five Years      (7-1-03)
                          --------      ----------      --------
Return Before Taxes         6.70%          3.79%          3.48%

Return After Taxes
on Distributions            5.56%          2.73%          2.38%

Return After Taxes on
Distributions and Sale
of Fund Shares              4.33%          2.61%          2.31%

Barclays Intermediate
Government Bond Index      10.43%          5.29%          4.73%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

*R3 Shares were formerly known as R1 Shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Government Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                   Class R3     Class R5**
                                                   --------     --------
Maximum Sales Charge (Load) Imposed on              none         none
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                none         none
on Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                   Class R3     Class R5**
                                                   --------     --------
Management Fee                                      0.38%        0.38%
Distribution and Service (12b-1) Fees               0.50%(1)     0.00%
Other Expenses(2)                                   0.59%        1.32%(3)
                                                    -----        -----
Total Annual Fund Operating Expenses                1.47%        1.70%(4)
  Less Expense Reimbursement                       (0.48%)        -
                                                   -------       -----
Net Annual Operating Expenses                       0.99%(5)     1.70%(4)

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) Other expenses are estimated for Class R5 for the current fiscal year before expense reimbursements.
(4) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class R5 expenses do not exceed 0.67%. Waiver of fees and reimbursement of expenses for Class R5 shares may be terminated at any time.
(5) Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3 expenses do not exceed the net annual operating expenses shown in this table.

** Class R5 shares are not available for Government Fund as of the date of this Prospectus.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year   3 Years  5 Years  10 Years
                        ------   -------  -------  --------
     Class R3 Shares     $101     $418     $757     $1,716
     Class R5 Shares     $173     $536     $923     $2,009

Amounts shown in this Example for Class R3 shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

INCOME FUND

Investment Goals
----------------
The primary goal of Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund's investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios. The Fund's primary and secondary goals are fundamental policies, and may not be changed without a majority of the Fund's shareholders. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
Thornburg Investment Management, Inc. ("Thornburg") actively manages the Fund's portfolio in attempting to meet the Fund's investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund's investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. Government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest ratings of Standard & Poor's Corporation (AAA, AA or A) or Moody's Investors Services, Inc., (Aaa, Aa or A) or if not rated, judged to be of comparable quality by Thornburg. The Fund will not invest in any debt obligation rated at the time of purchase lower than BBB by Standard & Poor's or Baa by Moody's or of equivalent quality as determined by Thornburg. The Fund may purchase debt obligations such as corporate debt obligations, mortgage-backed securities, other asset-backed securities, municipal securities, and commercial paper and bankers' acceptances. Securities ratings are discussed beginning on page 23. The Fund emphasizes investments in U.S. Government securities and other issuers domiciled in the United States, but may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential.

Because the magnitude of changes in the value of interest bearing obligations is greater for obligations with longer terms, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

Principal Investment Risks
--------------------------
The value of the Fund's shares and its dividends will change in response to changes in market interest rates. When interest rates increase, the value of the Fund's investments declines and the Fund's share value is reduced. This effect is more pronounced for any intermediate or longer term obligations owned by the Fund. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Additionally, decreases in market interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return.

Some investments owned by the Fund may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. A fall in worldwide demand for U.S. Government obligations or general economic decline could lower the value of these securities. Additionally, obligations of U.S. Government agencies and instrumentalities (sometimes referred to as "agency obligations") are not direct obligations of the United States, and may or may not be backed by the full faith and credit of the U.S. Government. Although the U.S. Government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. Government would provide financial support for any such obligation on a default by the issuing agency or instrumentality in the absence of a legal requirement to do so.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Although the Fund may acquire obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities and enterprises, neither the Fund's net asset value nor its dividends are guaranteed by the U.S. Government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund's share value will fluctuate as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3 share performance to the Barclays Capital Intermediate Government/Credit Index, a broad measure of market performance. The Index is a model portfolio of U.S. Government and corporate debt obligations. The Fund commenced operations on October 1, 1992 and commenced offering Class R3 shares on July 1, 2003*. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

15.00%


10.00%

                               5.93%
 5.00%
        2.51%          3.55%
                1.29%
 0.00%

                                       -3.47%
-5.00%
        2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 2.44%
(quarter ended 12-31-07).

Lowest quarterly results for time period shown: -2.73%
(quarter ended 9-30-08).

Average Annual Total Returns (periods ended 12/31/08)
----------------------------
                                                       Since Inception
Class R3 Shares             One Year      Five Years      (7-1-03)
---------------             --------      ----------      --------
Return Before Taxes           -3.47%         1.91%          1.85%

Return After Taxes
on Distributions              -5.03%         0.50%          0.41%

Return After Taxes on
Distributions and Sale
of Fund Shares                -2.23%         0.82%          0.75%

Barclays Intermediate
Govt/Credit Index              5.08%         4.21%          3.83%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

* R3 shares were formerly known as R1 shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                                   Class R3    Class R5**
                                                   ---------   ---------
Maximum Sales Charge (Load) Imposed on              none        none
Purchases (as a percentage of offering price)

Maximum Deferred Sales Charge (Load)                none        none
on Redemptions (as a percentage of redemption proceeds or original purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                                  Class R3     Class R5**
                                                  --------     --------
Management Fee                                     0.50%        0.50%
Distribution and Service (12b-1) Fees              0.50%(1)     0.00%
Other Expenses(2)                                  0.52%        1.32%(3)
                                                   -----        -----
Total Annual Fund Operating Expenses               1.52%        1.82%(4)
  Less Expense Reimbursement                      (0.53%)         -
                                                  ------        -----
Net Annual Operating Expenses                      0.99%(5)     1.82%(4)

(1) The Fund's Rule 12b-1 Plan for Class R3 shares provides for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) Other expenses are estimated for Class R5 for the current fiscal year, before expense reimbursements.
(4) Thornburg Investment Management, Inc. and Thornburg Securities Corporation intend to waive fees and reimburse expenses so that actual Class R5 expenses do not exceed 0.67%. Waiver of fees and reimbursement of expenses for Class R5 shares may be terminated at any time.
(5) Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3 expenses do not exceed the net annual operating expenses shown in this table.

** Class R5 shares are not available for Income Fund as of the date of this Prospectus.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class R3 Shares     $101    $428     $779     $1,767
     Class R5 Shares     $185    $573     $985     $2,137

Amounts shown in this Example for Class R3 shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

VALUE FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of the Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg"), offer prospects for meeting the Fund's investment goals.

Thornburg intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. Thornburg anticipates that the Fund ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 stocks.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates to both current and projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that in Thornburg's opinion are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars (which could include developing countries).

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Standard & Poor's 500 Composite Index, a broad measure of market performance. The Fund commenced operations on October 2, 1995, commenced offering Class R3 shares on July 1, 2003*, commenced offering Class R4 shares on February 1, 2007 and commenced offering Class R5 shares on February 1, 2005. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

 80.00%


 60.00%


 40.00%


 20.00%                 21.86%

         7.25%   9.52%           6.08%
  0.00%


-20.00%


-40.00%                                 -41.57%


-60.00%
          2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 10.70%
(quarter ended 12-31-03).

Lowest quarterly results for time period shown: -22.05%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12/31/08)
----------------------------
                                                        Since Inception
Class R3 Shares              One Year      Five Years      (7-1-03)
---------------              --------      ----------      --------

Return Before Taxes           -41.57%         -2.37%        -0.02%

Return After Taxes
on Distributions              -41.76%         -3.09%        -0.70%

Return After Taxes on
Distributions and Sale
of Fund Shares                -27.00%         -1.99%        -0.01%

S&P 500                       -37.00%         -2.19%         0.40%
(reflects no deduction for fees, expenses, or taxes)

                                        Since Inception
Class R4 Shares              One Year      (2-1-07)
---------------              --------      --------
Return Before Taxes           -41.50%        -23.82%

S&P 500                       -37.00%        -20.10%
(reflects no deduction for fees, expenses, or taxes)

                                        Since Inception
Class R5 Shares               One Year     (2-1-05)
                              --------     --------
Return Before Taxes            -41.37%        -3.92%

S&P 500                        -37.00%        -4.89%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

* R3 Shares were formerly known as R1 Shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Value Fund.

Shareholders Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                        Class R3    Class R4    Class R5
                                        --------    --------    --------
Maximum Sales Charges (Load) Imposed       none        none        none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)       none        none        none
on Redemptions (as a percentage of
redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                        Class R3  Class R4    Class R5
                                        --------  --------    --------
Management Fee                            0.73%      0.73%       0.73%
Distribution and Service (12b-1) Fees     0.50%(1)   0.25%       0.00%
Other Expenses(2)                         0.83%      0.60%       0.36%
                                          -----      -----       -----
Total Annual Fund Operating Expenses(3)   2.06%      1.58%       1.09%
  Less Expense Reimbursement             (0.71%)    (0.33%)     (0.10%)
                                          ------     -----       -----
Net Annual Operating Expenses             1.35%      1.25%       0.99%

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example: This Example is intended to help you compare the cost of investing in Value Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year      3 Years      5 Years      10 Years
                        ------      -------      -------      --------
     Class R3 Shares    $137        $577         $1,043       $2,333
     Class R4 Shares    $127        $467         $829         $1,850
     Class R5 Shares    $111        $347         $601         $1,329

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

INTERNATIONAL VALUE FUND

Investment Goals
----------------
International Value Fund* seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The secondary, non-fundamental goal of the Fund is to seek some current income. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund invests primarily in foreign securities and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Fund's portfolio is typically diversified to include basic value stocks and stocks that, in Thornburg's opinion, provide value in a broader or different context, including the stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced. The relative proportions of these different types of securities will vary over time. The Fund ordinarily invests in stocks that may be depressed or reflect unfavorable market perceptions of company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle range of public company market capitalizations. The Fund may also invest in partnership interests.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund's selection criteria, relates both to current and to projected measures. Among the specific factors considered by Thornburg in identifying undervalued securities for inclusion in the Fund are:

     - price/earnings ratio          - undervalued assets
     - price/book value              - relative earnings growth potential
     - price/cash flow ratio         - industry growth potential
     - debt/capital ratio            - industry leadership
     - dividend yield                - dividend growth potential
     - dividend history              - franchise value
     - security and consistency      - potential for favorable
        of revenue stream               developments
     - enterprise value/EBITDA       - EBIT (earnings before interest and
       (earnings before interest,      taxes)/interest expense
       taxes, depreciation and
       amortization)

The Fund typically makes equity investments in the following three types of companies:

Basic Value companies which, in Thornburg's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the companies' net assets or potential earning power.

Consistent Earner companies when they are selling at valuations below historic norms. Stocks in this category sometimes sell at premium valuations and sometimes at discount valuations. Generally, they have shown steady earnings growth, dividend growth, or both. There are no assurances that these trends will continue in the future.

Emerging Franchises are value-priced companies that, in Thornburg's opinion, are in the process of establishing a leading position in a product, service or market and which Thornburg expects will grow, or continue to grow, at an above average rate. Under normal conditions the proportion of the Fund invested in companies of this type will be less than the proportions of the Fund invested in basic value or consistent earner companies.

Debt obligations will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.
Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulty in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

* The Fund was known as "Thornburg Global Value Fund" prior to February
  1, 2002.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, a broad measure of market performance. The Fund commenced operations on May 28, 1998, commenced offering Class R3 shares on July 1, 2003*, commenced offering Class R4 Shares on February 1, 2007 and commenced offering Class R5 shares on February 1, 2005. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following are presented is a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

 80.00%


 60.00%


 40.00%

                         25.41%  27.51%
 20.00%
         17.80%  17.67%

  0.00%


-20.00%


-40.00%                                 -41.95%


-60.00%
          2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 16.46%
(quarter ended 12-31-03).

Lowest quarterly results for time period shown: -19.40%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12/31/08)

                                                       Since Inception
Class R3 Shares              One Year      Five Years     (7-1-03)
--------------               --------      ----------     --------

Return Before Taxes           -41.95%          5.17%        9.59%

Return After Taxes
 on Distributions             -42.19%          4.36%        8.83%

Return After Taxes on
 Distributions and Sale
 of Fund Shares               -27.21%          4.32%        8.25%

EAFE Index                    -43.38%          1.66%        5.98%
(reflects no deduction for fees, expenses, or taxes)

                                        Since Inception
Class R4 Shares              One Year      (2-1-07)
---------------              --------      --------
Return Before Taxes           -41.83%       -14.96%

EAFE Index                    -43.38%       -22.31%
(reflects no deduction for fees, expenses, or taxes)

                                        Since Inception
Class R5 Shares              One Year      (2-1-05)
---------------              --------      --------
Return Before Taxes           -41.70%         3.24%

EAFE Index                    -43.38%        -2.19%
 (reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

* R3 Shares were formerly known as R1 Shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Value Fund.

Shareholders Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                          Class R3    Class R4    Class R5
                                          ---------   --------    --------
Maximum Sales Charges (Load) Imposed         none        none        none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)         none        none        none
on Redemptions (as a  percentage of
redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                          Class R3   Class R4   Class R5
                                          --------   --------  ---------
Management Fee                               0.69%      0.69%      0.69%
Distribution and Service (12b-1) Fees        0.50%(1)   0.25%      0.00%
Other Expenses(2)                            0.56%      0.60%      0.33%
                                             -----      -----      -----
Total Annual Fund Operating Expenses(3)      1.75%      1.54%      1.02%
  Less Expense Reimbursement                (0.30%)    (0.29%)    (0.03%)
                                            -------    -------     -----
Net Annual Operating Expenses                1.45%      1.25%      0.99%

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year      3 Years      5 Years      10 Years
                          ------      -------      -------      --------
     Class R3 Shares      $148        $522         $921         $2,038
     Class R4 Shares      $127        $458         $812         $1,810
     Class R5 Shares      $104        $325         $563         $1,248

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and debt obligations. The Fund may invest in developing countries.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
..  potential size of business                  taxes, depreciation and
..  value based on earnings                     amortization)
   growth discount model                   .  management strength
..  price/earnings ratio                    .  debt/capital ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations (relative to the S&P Composite 1500 Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the S&P Composite 1500 Index) and tend to show steady steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the U.S. gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, pronounced market volatility, and political and legal developments. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced in developing countries.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Growth Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to
the Russell 3000 Growth Index, a broad measure of market performance.   The
Index is a model portfolio of equity securities designed to track the performance of U.S. companies with a greater than average growth orientation. The Fund commenced operations on December 27, 2000, commenced offering Class R3 shares on July 1, 2003*, commenced offering Class R4 shares on February 1, 2007 and commenced offering Class R5 shares on October 3, 2005. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

 80.00%


 60.00%


 40.00%


 20.00%          22.19%
         15.03%           17.98%  11.29%

  0.00%


-20.00%


-40.00%

                                         -51.00%
-60.00%
           2004    2005    2006    2007    2008

Highest quarterly results for time period shown: 15.87%
(quarter ended 12-31-04).

Lowest quarterly results for time period shown: -27.00%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12/31/08)
                                                        Since Inception
Class R3 Shares              One Year      Five Years      (7-1-03)
---------------              --------      ----------      --------
Return Before Taxes           -51.00%         -1.99%         0.63%

Return After Taxes
on Distributions              -51.00%         -2.05%         0.58%

Return After Taxes on
Distributions and Sale
of Fund Shares                -33.15%         -1.67%        0.56%

Russell 3000 Growth Index     -38.44%         -3.33%       -0.61%
(reflects no deduction for fees, expenses, or taxes)
                                        Since Inception
Class R4 Shares              One Year      (2-1-07)
---------------              --------      -----------
Return Before Taxes           -50.98%        -29.20%

Russell 3000 Growth Index     -38.44%        -19.17%
(reflects no deduction for fees, expenses, or taxes)
                                        Since Inception
Class R5 Shares              One Year      (10-3-05)
----------------             --------      ---------
Return Before Taxes           -50.76%        -10.19%

Russell 3000 Growth Index     -38.44%         -7.68%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

* R3 Shares were formerly known as R1 Shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                           Class R3   Class R4    Class R5
                                           --------   --------    --------
Maximum Sales Charge (Load) Imposed           none       none        none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)          none       none        none
on Redemptions (as a percentage of
redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                           Class R3   Class R4    Class R5
                                           ---------  --------    --------
Management Fee                                 0.76%     0.76%       0.76%
Distribution and Service (12b-1) Fees          0.50%(1)  0.25%       0.00%
Other Expenses(2)                              0.72%     0.87%       0.66%
                                               -----     -----       -----
Total Annual Fund Operating Expenses(3)        1.98%     1.88%       1.42%
  Less Expense Reimbursement                  (0.48%)   (0.48%)     (0.43%)
                                              -------   -------      -----
Net Annual Operating Expenses                  1.50%     1.40%       0.99%

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year     3 Years      5 Years      10 Years
                        ------      ------       ------       -------
     Class R3 Shares    $153        $575         $1,023       $2,268
     Class R4 Shares    $143        $544         $972         $2,162
     Class R5 Shares    $145        $449         $776         $1,702

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

INCOME BUILDER FUND

Investment Goals
----------------
The Fund's primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund's secondary investment goal is long-term capital appreciation. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its assets in income producing securities, and at least 50% of its assets in common stocks.

The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries) and also including preferred stock, publicly traded real estate investment trusts, other equity trusts and partnership interests. The Fund expects that equity investments in the Fund's portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund emphasizes investments in domestic securities, but may invest a significant portion of its assets in securities of issuers domiciled outside the United States, including developing countries.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in interest rates, changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments can be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, market volatility and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Value changes in response to interest rate changes also may be more pronounced for mortgage- and other asset-backed securities owned by the Fund. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

Foreign equity securities and foreign debt obligations the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investments, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescense, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Income Builder Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Standard & Poor's 500 Index, a broad measure of market performance, and to a Blended Benchmark,* comprised of 25% Barclays Capital Aggregate Bond Index, which represents a broad measure of bond market performance, and 75% MSCI World Index, which represents a broad measure of equity market performance in developed markets. The Fund commenced offering Class R3 shares on February 1, 2005*, commenced offering Class R5 shares on February 1, 2007 and commenced offering Class R4 shares on February 1, 2008. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class R3 Shares
--------------------------------------

 80.00%


 60.00%


 40.00%

         24.06%
 20.00%
                 17.85%

  0.00%


-20.00%

                         -34.76%
-40.00%


-60.00%
          2006    2007    2008

Highest quarterly results for time period shown: 9.16%
(quarter ended 3-31-06).

Lowest quarterly results for time period shown: -15.21%
(quarter ended 12-31-08).

Average Annual Total Returns (periods ended 12-31-08)

                                        Since Inception
Class R3 shares              One Year      (2-1-05)
--------------               --------      --------
Return Before Taxes           -34.76%        1.01%

Return After Taxes
on Distributions              -36.08%       -0.80%

Return After Taxes on
Distributions and Sale
of Fund Shares                -22.46%        0.13%

S&P 500 Index                 -37.00%       -4.89%
(reflects no deduction for fees, expenses or taxes)

Blended Benchmark             -31.05%       -1.38%
(reflects no deduction for fees, expenses or taxes)

                            Since Inception
Class R4 Shares                (2-1-08)
---------------              -----------
Return Before Taxes           -30.29%

S&P 500 Index                 -33.79%
(reflects no deduction for fees, expenses or taxes)

Blended Benchmark             -28.00%
(reflects no deduction for fees, expenses or taxes)

                                        Since Inception
Class R5 Shares              One Year      (2-1-07)
---------------              --------      --------
Return Before Taxes           -34.46%      -12.98%

S&P 500 Index                 -37.00%      -20.10%
(reflects no deduction for fees, expenses, or taxes)

Blended Benchmark             -31.05%      -14.73%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. After-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

* The blended benchmark is comprised of 25% Barclays Capital Aggregate Bond Index and 75% MSCI World Equity Index. The Barclays Capital Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2008, the MSCI World Index consisted of securities traded in the following 23 developed countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

* R3 Shares were formerly known as R1 Shares.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Income Builder Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                          Class R3    Class R4    Class R5
                                          ---------   --------    --------
Maximum Sales Charge (Load) Imposed          none        none        none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)         none        none        none
on Redemptions (as a percentage
of redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                          Class R3    Class R4    Class R5
                                          ---------   --------    --------
Management Fee                                0.74%      0.74%       0.74%
Distribution and Service (12b-1) Fees         0.50%(1)   0.25%       0.00%
Other Expenses(2)                             0.62%      1.34%(3)    1.46%(3)
                                              -----      -----       -----
Total Annual Fund Operating Expenses(4)       1.86%      2.33%       2.20%
  Less Expense Reimbursement                 (0.27%)    (0.93%)     (1.21%)
                                             -------    -------     -------
Net Annual Operating Expenses(4)              1.50%      1.40%       0.99%

(1) The Fund's Rule 12b-1 Plan for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) For the most recent fiscal year, the Fund had nominal Class R4 and Class R5 assets, and the actual expense ratio for each such class
(16.97% and 11.77%, respectively) bears no relation to the expected ratio when the class has an expected level of assets. Therefore, other expenses are estimated for the current period.
(4) Total Annual Fund Operating Expenses have been restated to reflect the rate of expense accrual at December 31, 2008. Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 Year       3 Years    5 Years    10 Years
                         ------       -------    -------    --------
     Class R3 Shares     $153         $550       $972       $2,150
     Class R4 Shares     $143         $638       $1,161     $2,594
     Class R5 Shares     $101         $572       $1,069     $2,439

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

GLOBAL OPPORTUNITIES FUND

Investment Goals
----------------
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. This goal is a fundamental policy of the Fund, and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund pursues its investment goals by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc., believes may assist the Fund in pursuing its goals, including smaller companies with market capitalizations of less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any quality. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor's view of specific investment opportunities and macro-economic factors.

The Fund's investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio's average maturity, or otherwise to respond to market conditions.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of debt obligations and equity securities, changes in industry leadership, poor economic growth, currency fluctuations, market volatility, and political and legal developments. Declines in corporate dividends due to reductions in earnings and other factors may cause a reduction in the value of the Fund's shares. Investments in smaller companies involve additional risks because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

Foreign securities the Fund may purchase are subject to additional risks, including changes in currency exchange rates which may adversely affect the Fund's investment, political instability, confiscation, inability or delays in selling foreign investments and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries.

Investments in real estate investment trusts ("REITs") are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate) as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility. The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund's investment results vary from year to year. The bar chart shows how the annual total return for Class A shares of the Fund vary in each full year shown. The Fund's operations commenced on July 28, 2006. The average annual total return figures compare Class A share performance to the Morgan Stanley Capital International (MSCI) All Country World Index, which represents a broad measure of both domestic and foreign equity market performance. The Fund's operations commenced on July 28, 2006, and the Fund commenced offering Class R3, Class R4 and Class R5 shares on February 1, 2008. The returns reflected in the bar chart and in the table below are for a class of shares that is not offered in this Prospectus but that would have substantially similar annual returns because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent Class A shares are subject to a sales charge and lower annual expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class A Shares
-------------------------------------

 80.00%


 60.00%


 40.00%
        31.92%

 20.00%


  0.00%


-20.00%


-40.00%
                -48.17%

-60.00%
          2007    2008

Highest quarterly results for time period shown: 14.48%
(quarter ended 6-30-07).

Lowest quarterly results for time period shown: -26.80%
(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (period ended 12/31/08)

                                                 Since Inception
Class A Shares                         One Year     (7-28-06)
--------------                         --------     ---------

Return Before Taxes                     -50.52%       -7.79%

Return After Taxes on Distributions     -51.13%       -8.80%

Return After Taxes on Distributions
and Sale of Fund Shares                 -32.79%       -6.98%

MSCI World Index                        -42.20%      -12.15%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of Global Opportunities Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                            Class R3   Class R4   Class R5
                                            --------   --------   --------

Maximum Sales Charge (Load) Imposed            none       none       none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)           none       none       none
on Redemptions (as a percentage of
redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------
                                            Class R3   Class R4   Class R5
                                            --------   --------   --------
Management Fee                                0.87%      0.87%      0.87%
Distribution and Service (12b-1) Fees         0.50%(1)   0.25%      0.00%
Other Expenses(2)(3)                          1.26%      1.26%      1.26%
                                              -----      -----      -----
Total Annual Fund Operating Expenses(4)       2.63%      2.38%      2.13%
  Less Expense Reimbursement                 (1.13)%    (0.98)%    (1.14)%
                                              -----      -----      -----
Net Annual Operating Expenses(4)              1.50%      1.40%      0.99%

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) For the most recent fiscal year, the Fund had nominal Class R3, Class R4 and Class R5 assets, and the actual expense ratio for each such class (64.47%, 864.00% and 850.59%, respectively) bears no relation to the expected ratio when the class has an expected level of assets. Therefore, other expenses are estimated for the current period.
(4) Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year       3 Years    5 Years    10 Years
                        ------       -------    -------    --------
     Class R3 Shares     $153         $710       $1,294     $2,880
     Class R4 Shares     $143         $649       $1,182     $2,641
     Class R5 Shares     $101         $557       $1,039     $2,372

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

INTERNATIONAL GROWTH FUND

Investment Goals
----------------
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. This goal is a fundamental policy of the Fund and may be changed only with shareholder approval. The Fund may not achieve its investment goals.

Principal Investment Strategies
-------------------------------
The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its assets in foreign securities or depository receipts of foreign securities. However, the Fund may own a variety of securities, including partnership interests and debt obligations. The Fund may invest in developing countries and in smaller companies with market capitalizations of less than $500 million.

The Fund's investment advisor, Thornburg Investment Management, Inc. ("Thornburg") intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

..  earnings growth potential               .  price/revenue ratio
..  business model                          .  PE/growth rate ratio
..  industry growth potential               .  price/cash flow ratio
..  industry leadership                     .  enterprise value/EBITDA
..  asset appreciation potential               (earnings before interest,
                                               taxes, depreciation and
..  potential size of business                  amortization)
..  value based on earnings                 .  management strength
   growth discount model                   .  debt/capital ratio
..  price/earnings ratio

The Fund typically makes equity investments in the following three types of companies:

.. Growth Industry Leaders are fast growing companies that appear to have proprietary advantages in industry segments that are experiencing rapid growth. Stocks of these companies generally sell at premium valuations
  (relative to the MSCI All Country World ex U.S. Growth Index).

.. Consistent Growth companies. Stocks in this category generally sell at premium valuations (relative to the MSCI All Country World ex U.S. Growth Index) and tend to show steady steady earnings or cash flow growth, or both. There are no assurances that these trends will continue in the future.

.. Emerging Growth companies are typically growing companies that in Thornburg's opinion are in the process of establishing a leading position in a significant product, service or market and which Thornburg expects will grow, or continue to grow, at a rate exceeding the growth of the world's gross domestic product ("GDP"). These companies may not be profitable at the time of purchase.

In conjunction with individual issuer analysis, Thornburg may identify economic sectors it expects to experience growth. At times this approach may produce a focus on certain industries, such as technology, financial services, healthcare or biotechnology. The exposure to particular economic sectors or industries likely will vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt and equity securities.

Debt obligations, usually with associated equity features, occasionally will be considered for investment when Thornburg believes them to be more attractive than equity alternatives. The Fund may purchase debt obligations of any maturity and of any quality.

The Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. Portfolio turnover may exceed 100% per year. This could result in taxable capital gains distributions to shareholders, and increased transaction costs which may affect Fund performance.

Principal Investment Risks
--------------------------
The value of the Fund's investments varies from day to day, generally reflecting changes in market conditions, political and economic news, declines in corporate dividends, industry and technological developments, changes in interest rates, and developments affecting specific companies and other issuers of securities. The value of the Fund's investments is particularly subject to the risks affecting foreign securities, and can also be reduced by unsuccessful investment strategies, poor selection of equity securities and debt obligations, changes in industry leadership, poor economic growth, market volatility, and political and legal developments. Principal foreign investment risks include changes in currency exchange rates which may adversely affect the Fund's investments, economic and political instability, confiscation, inability or delays in selling foreign investments, and reduced legal protections for investments. These risks may be more pronounced for investments in developing countries. Investments in smaller companies involve additional risks, because of limited product lines, limited access to markets and financial resources, greater vulnerability to competition and changes in markets, increased volatility in share price, and possible difficulties in selling shares.

When interest rates increase, the value of the Fund's debt obligations declines and the Fund's share value decreases. This effect is more pronounced for any intermediate term or longer term debt obligations owned by the Fund. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Debt obligations owned by the Fund also may be subject to default or delays in payment, or could be downgraded by rating agencies, reducing the value of the Fund's shares. Lower rated securities (including particularly "high yield" securities or "junk" bonds) are more vulnerable to default, downgrades, and market volatility.

The loss of money is a risk of investing in the Fund, and when you sell your shares they may be worth less than what you paid for them.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 20.

Past Performance of the Fund
----------------------------
The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund's investment results vary. The bar chart shows the annual total return for Class A shares in the one full calendar year of the Fund's operations. The average annual total return figures compare Class A share performance to the the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Growth Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. The Fund's operations commenced on February 1, 2007 and the Fund commenced offering Class R3, Class R4 and Class R5 shares on February 1, 2008. The returns reflected in the table are for a class of shares that is not offered in this Prospectus but that would have substantially similar annual returns because the shares represent investments in the same portfolio of securities. Annual returns would differ only to the extent Class A shares are subject to a sales charge and different annual expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

<The following is presented as a bar graph in the Prospectus.>
Annual Total Returns - Class A Shares
-------------------------------------
 80.00%


 60.00%


 40.00%


 20.00%


  0.00%


-20.00%


-40.00%

           -50.32%
-60.00%
             2008

Highest quarterly results for time period shown: -5.88%
(quarter ended 6-30-08)

Lowest quarterly results for time period shown: -25.74%
(quarter ended 12-31-08)

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (period ended 12-31-08)
----------------------------------------------------
                                        Since Inception
Class A Shares               One Year      (2-1-07)
--------------               --------      --------

Return Before Taxes           -52.56%       -21.50%

Return After Taxes
on Distributions              -52.85%       -22.08%

Return After Taxes on
Distributions and Sale
of Fund Shares                -34.17%       -18.17%

MSCI All Country World
ex-U.S. Growth Index          -45.61%       -20.40%
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor's own tax situation and may differ from the returns shown. Actual after-tax returns are not relevant to persons or accounts (such as qualified retirement plans) not subject to federal income tax.

The performance information shown above may include gains attributable to the Fund's investments in shares of companies through initial public offerings ("IPOs"). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund's assets grow, the impact of the Fund's investment in IPOs on the performance of the Fund may decline.

Fees and Expenses of the Fund
-----------------------------
The following tables describe the fees and expenses that you may pay if you buy and hold shares of International Growth Fund.

Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------
                                            Class R3   Class R4   Class R5
                                            --------   --------   --------
Maximum Sales Charge (Load) Imposed            none       none       none
on Purchases (as a percentage of
offering price)

Maximum Deferred Sales Charge (Load)           none       none       none
on Redemptions (as a percentage of
redemption proceeds or original
purchase price, whichever is lower)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------

                                            Class R3   Class R4   Class R5
                                            --------   --------   --------
Management Fee                                0.88%      0.88%      0.88%
Distribution and Service (12b-1) Fees         0.50%(1)   0.25%      0.00%
Other Expenses(2)(3)                          1.25%      1.25%      1.25%
                                              -----      -----      -----
Total Annual Fund Operating Expenses(4)       2.63%      2.38%      2.13%
  Less Expense Reimbursement                 (1.13)%    (0.98)%    (1.14)%
                                              -----      -----      -----
Net Annual Operating Expenses(4)              1.50%      1.40%      0.99%

(1) The Fund's Rule 12b-1 Plans for Class R3 shares provide for maximum annual payments of 1.00%. The Trustees have limited payments by the Fund for Class R3 shares to 0.50% for the current fiscal year.
(2) A portion of the Fund's expenses may be used to pay third parties that provide administrative and recordkeeping services to retirement accounts invested in the Fund.
(3) For the most recent fiscal year, the Fund had nominal Class R3, Class R4 and Class R5 assets, and the actual expense ratio for each such class (26.47%, 861.94% and 851.43%, respectively) bears no relation to the expected ratio when the class has an expected level of assets. Therefore, other expenses are estimated for the current period.
(4) Thornburg Investment Management, Inc. has contractually agreed to waive fees and reimburse expenses incurred by the Fund through at least October 31, 2009 so that actual Class R3, Class R4 and Class R5 expenses do not exceed the Net Annual Fund Operating Expenses shown in this table.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 Year       3 Years    5 Years    10 Years
                        ------       -------    -------    --------
     Class R3 Shares     $153         $710       $1,294     $2,880
     Class R4 Shares     $143         $649       $1,182     $2,641
     Class R5 Shares     $101         $557       $1,039     $2,372

Amounts shown in this Example for each class of shares are calculated using the Fund's net annual operating expense figure (after contractual expense reimbursement) for the first year.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS, INVESTMENT PRACTICES,
AND RISKS

Information about each Fund's principal investment strategies and principal investment risks is provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Additional information about each Fund's investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds' policies and procedures with respect to the disclosure of Fund portfolio investments.

Principal Investment Strategies
-------------------------------
A "principal investment strategy" of a Fund is a strategy which is important in pursuing the Fund's investment objectives, and is anticipated will have a significant effect on its performance. In general, a security or investment strategy will not be considered a principal strategy of a Fund if it will not represent more than ten percent of a Fund's assets. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption "Principal Investment Strategies" relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Common Stocks and Equity Securities
-----------------------------------
Equity securities include common stocks, preferred stocks, convertible securities, warrants, American Depositary Receipts and American Depositary Shares ("ADRs" and "ADSs"), partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity markets have a history of long-term growth in value, the values of equity markets fluctuate significantly over short and intermediate time periods. The prices of individual equity securities may fluctuate even more sharply based on changes in a company's financial condition and on overall market and economic conditions.

Value Fund, International Value Fund, Core Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if the investment advisor believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund's net asset value may increase or decrease more in response to a change in the value of one of the Fund's portfolio holdings than if the Fund invested in a larger number of issuers.

Bonds and Other Debt Obligations
--------------------------------
Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The yields on debt obligations are dependent on a variety of factors, including the general money market, the size of a particular debt offering, the maturity of the debt obligation, and the rating of the issuer. The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations decreases. Some debt obligations permit the issuer to pay the debt before final maturity. Prepayment may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the debt obligation was purchased. If interest rates have declined, reinvestment of the prepayment proceeds by a Fund may result in a lower yield to the Fund. Debt obligations have varying degrees of quality and varying levels of sensitivity to changing interest rates. Prices of longer-term debt obligations are relatively more sensitive to interest rate changes than shorter term debt obligations.

Lower-quality debt obligations (sometimes called "junk" bonds or "high yield" securities) are rated below investment grade by the primary rating agencies, and are often considered to be speculative with respect to the issuer's continuing ability to make principal and interest payments. See "Securities Ratings and Credit Quality; Insurance" below. The market for lower-quality debt obligations may also be less liquid than investment-grade securities, making it difficult for the holders to value such obligations or sell them at an acceptable price.

Foreign Equity Securities and Foreign Corporate Debt Obligations
----------------------------------------------------------------
Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including a government's decision to devalue its currency or impose currency controls. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative decisions or changes. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These risks may be more pronounced in developing countries. Investments in developing countries may be particularly subject to fluctuations in value, political instability, restrictions on foreign ownership or repatriation of earnings, delays in purchase or sale, high inflation rates, changes in exchange rates and controls, higher costs for converting foreign currencies, higher national debt levels, and abrupt changes in monetary and fiscal policies.

Municipal Obligations
---------------------
Municipal debt obligations, which are often called "municipal obligations," are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are typically categorized as "general obligation bonds" or "revenue bonds." General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes (including tax exempt commercial paper), bonds, municipal leases and participation interests in these obligations.

Many municipal obligations pay interest which is exempt from federal income taxes. Interest which is exempt from federal income tax may, however, be subject to the federal alternative minimum tax or state income taxes. Some municipal obligations pay interest which is subject to both federal and state income taxes.

Municipal obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of municipal obligations may reduce the expected yield on invested funds, the net asset value of the Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of municipal obligations when interest rates rise.

Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, municipal obligations may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal leases are used by state and local governments to acquire a wide variety of equipment and facilities. Municipal obligations, including lease revenue bonds and certificates of participation, may provide the investor with a proportionate interest in payments made by the governmental issuer on the underlying lease. These municipal lease obligations are typically backed by the government's covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include non-appropriation clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

Obligations of the U.S. Government
----------------------------------
U.S. Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. Government. U.S. Government obligations also include obligations of U.S. Government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as "agency obligations." Some agency obligations are backed by the full faith and credit of the U.S. Government, but other agency obligations have limited support from the agency's authority to borrow from the U.S. Government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. Government placed the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") into conservatorship overseen by the Federal Housing Finance Agency. While this arrangement is intended to provide additional financial support to Fannie Mae and Freddie Mac, the government has not stated explicitly that securities issued or guaranteed by Fannie Mae or Freddie Mac are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these or other government-sponsored enterprises.

Debt Obligations Issued by Foreign Governments
----------------------------------------------
Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and "supra-national" entities such as the International Bank for Reconstruction and Development (commonly called the "World Bank"). A Fund's investments in these foreign debt obligations can be denominated in U.S. dollars or in foreign currencies.

These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for a Fund's investments could be subject to unfavorable judicial or administrative changes. In addition, the markets in some foreign countries may be more volatile and subject to less stringent investor protection and disclosure requirements, and it may be difficult for a Fund to sell the debt obligations in those markets. These risks may be more pronounced for a Fund's investments in debt obligations issued by developing countries.

Convertible Debt Obligations
----------------------------
Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

Zero Coupon Bonds and "Stripped" Securities
-------------------------------------------
Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or "coupon" payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A "stripped" security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an "income only" or "I/O" security) or the separate principal component of the debt obligation (commonly referred to as a "principal only" or "P/O" security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments
-----------------------------------------------------------------------
Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called "subprime" mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. Government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac")) or by private issuers. Mortgage-backed securities issued by agencies of the U.S. Government may or may not be backed by the full faith and credit of the U.S. Government. Those securities with limited credit support or no legally required support from the U.S. Government could default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting "Obligations of the U.S. Government." Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest
payments.   The market value and expected yield of mortgage-backed
securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages' scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund's yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security's effective maturity, a slower prepayment rate on the underlying mortgages may increase the volatility of the security's price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See "Structured Finance Arrangements," below, for further discussion of these instruments.

Other Asset-Backed Securities
-----------------------------
Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans or credit card receivables. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans. These securities are also subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities.

Structured Finance Arrangements
-------------------------------
Structured finance arrangements include investments such as collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs"). Interests in structured finance arrangements are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. Government insured mortgage-backed securities (such as Ginnie Mae certificates) or other mortgage loans that are not backed by the U.S. Government, CBOs are backed by a pool of fixed income obligations (which may include high yield obligations), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured finance arrangements may be backed by so-called "subprime" mortgages.

Structured finance arrangements are typically issued in multiple "tranches," each of which represents a portion or "slice" of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a "junior" tranche until all other, more "senior" tranches are paid in full for that period. The most junior tranche is commonly referred to as the "residual" or "equity" interest.

An investment in a structured finance arrangement entails the same risks associated with an investment in the underlying debt obligations, including risks associated with interest rate changes, the creditworthiness of the issuer, and the rate of prepayment on the underlying obligations. Additionally, an investment in this type of arrangement entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly.
An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured finance arrangements may also be less liquid than for other debt obligations, including other types of asset-backed securities, making it difficult for a Fund to value its investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured finance arrangements may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding the assets directly, which may entail additional risk (see "Derivatives," below).

Securities Ratings and Credit Quality; Insurance
------------------------------------------------
A debt obligation's credit rating reflects the expected ability of the obligation's issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch") and Standard & Poor's Corporation ("S&P"). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody's, Fitch, or S&P are considered "investment grade" obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." The lowest ratings of the investment grade debt obligations may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances. Debt obligations that are below investment grade are sometimes referred to as "high-yield" securities or "junk" bonds, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation's rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer's current financial condition may be better or worse than a rating indicates.

Certain municipal obligations in which the Funds may invest are covered by insurance for the timely payment of principal and interest. Rating organizations separately rate the claims-paying ability of the third party insurers that provide such insurance. To the extent that obligations held by a Fund are insured by an insurer whose claims-paying ability is downgraded by Moody's, S&P or Fitch, the value and credit rating of those debt obligations may be negatively affected, and failure of an insurer coupled with a default on an insured debt obligation held by a Fund would result in a loss of some or all of the Fund's investment in the debt obligation.

Real Estate Investment Trusts
-----------------------------
Real estate investment trusts ("REITs") are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

Derivatives
-----------
Derivative instruments are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates. Some examples of current forms of derivative instruments include futures, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail). Strategic Income Fund may invest in derivative instruments as a principal investment strategy. See the Statement of Additional Information for additional detail respecting the various derivative instruments that each Fund may utilize.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in the underlying reference asset. In particular, the use by a Fund of privately negotiated, over-the-counter ("OTC") derivatives contracts exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

Temporary Investments
---------------------
Each of the Funds may purchase short-term, highly liquid securities such as time certificates of deposit, short-term U.S. Government securities and commercial paper. Funds typically hold these securities under normal conditions pending investment of idle funds or to provide liquidity. Funds also may hold assets in these securities for temporary defensive purposes in attempting to respond to adverse market, economic, political or other conditions. Investment in these securities for temporary periods could reduce a Fund's ability to attain its investment objectives.

BUYING FUND SHARES

Class R3, Class R4 and Class R5 shares are generally available to employer sponsored retirement plans, such as profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code, where the employer, administrator, sponsor or related person has entered into an agreement to make Class R3, Class R4 or Class R5 shares available to plan participants. Class R3, Class R4 and Class R5 shares generally are not available to retail non-retirement accounts, individual retirement accounts ("IRAs"), Roth IRAs, SIMPLE IRAs, individual 403(b) plans, Simplified Employee Pensions ("SEPs"), individual ("solo") and certain small employer 401(k) plans, SAR-SEPs, 529 tuition programs, and Coverdell Educational Savings Accounts. "Small employer," for purposes of the preceding sentence, means a small employer that does not have a professional plan administrator or that has an administrator that is not set up to administer retirement plan shares. Retirement plans wishing to make Class R3, Class R4 or Class R5 shares available to plan participants should contact a securities dealer authorized to sell shares of the Funds.

You may add Fund shares to your plan account by contacting your plan administrator.

No sales charge, contingent deferred sales charge or redemption fee is imposed on the purchase or redemption of Class R3, Class R4 or Class R5 shares at this time. In the future, Class R3, Class R4 or Class R5 shares of any Fund redeemed or exchanged within 30 days of purchase may be subject to a redemption fee of 1.00% of the value of the shares on the date of the redemption or exchange if, in the sole judgment of Thornburg, the fee is necessary to offset brokerage commissions and other expenses which may be incurred by a Fund to meet redemption requests caused by excessive trading.

Class R3 and Class R4 shares are subject to a Rule 12b-1 Service Plan, which provides for each Fund's payment to Thornburg of up to 1/4 of 1% of the class's net assets each year, to obtain various shareholder and distribution related services. Class R3 shares are also subject to a Rule 12b-1 Distribution Plan providing for payment of a distribution fee of up to 3/4 of 1% of the class's net assets each year, to pay for the sale and distribution of the Fund's shares and to pay commissions and for administration, service and distribution expenses. The Trustees of the Funds currently limit payments under the Distribution Plan for each Fund to 1/4 of 1% of Class R3 assets each year, so that total Rule 12b-1 payments for Class R3 shares of each Fund do not currently exceed 1/2 of 1% each year. Because these service and distribution fees are paid out of the class's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class R5 shares of each Fund are subject to a Rule 12b-1 Service Plan, which permits each Fund to reimburse the investment advisor (Thornburg) for costs to obtain various shareholder and distribution related services from persons who sell Class R5 shares. The maximum annual reimbursement under the plan is 1/4 of 1% of the class's net assets, but Thornburg currently has no intention to seek a reimbursement of any expenses under the plan for Class R5 shares. Because this fee is paid out of the class's assets, payment of the fee on an ongoing basis would increase the cost of your investment and might cost more than paying other types of sales charges.

Each Fund also may issue one or more other classes of shares not offered through this Prospectus. Different classes may have different sales charges and other expenses which may affect performance. Investors may telephone the Funds' distributor, TSC, at (800) 847-0200 to obtain more information concerning the various classes of shares which may be available to them through their sales representatives. Investors may also obtain information respecting the different classes of shares through their sales representative or other person who is offering or making available shares of the Funds.

NET ASSET VALUE

When you purchase shares, the price is based on the net asset value ("NAV") next determined after receipt of your order. The net asset value is the value of a share, and is computed for each class of a Fund by adding the market value of investments, cash and other assets for the class, subtracting liabilities, and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business. See "Transaction Details," below.

COMPENSATION TO FINANCIAL ADVISORS AND OTHERS

Securities dealers, brokers, independent financial advisors and others who sell or make available Fund shares to investors ("financial advisors"), and financial intermediaries such as securities dealers, retirement plans, and trust companies who hold shares for investors ("intermediaries") may impose charges or fees in connection with selling or holding Fund Class R3, Class R4 or Class R5 shares. These amounts differ depending upon the identity of the financial advisor or intermediary, and how the investor holds Fund shares.

Amounts which could be paid by each Fund in connection with Rule 12b-1 plans are displayed for each Fund under the caption "Fees and Expenses of the Fund," and are described above under the caption "Buying Fund Shares."

Thornburg and the Funds' distributor (TSC) may pay amounts from their own resources to financial advisors in connection with the financial advisors' marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," marketing or advertising support, or payments to assist in transaction processing and administrative support. Financial advisor firms may pay additional compensation to their representatives who sell Fund shares or to third party intermediaries with whom the financial advisor firms have agreements to sell Fund shares. Thornburg or TSC also may provide noncash compensation to financial advisor firms including travel and lodging in connection with seminars or other educational programs.

Thornburg may pay amounts from its own resources to intermediaries for shareholder support and account maintenance, including account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing and distribution of reports and other information. These payments may be made based on a percentage of assets in specified accounts, the number of account holders, a flat amount, or a combination of these formulas. The Funds also may pay amounts for these services, to the extent that these services provided by these intermediaries replace services which would otherwise be provided by the Funds' transfer agent or other persons hired directly by the Funds.

In addition, some financial advisors and intermediaries may charge their account holders transaction fees, account or "wrap" fees and other amounts, which the investor can learn about by asking the financial advisor or intermediary.

SELLING FUND SHARES

Please contact your retirement plan administrator if you wish to sell shares of any Fund. Your plan administrator will do the transaction for you, or provide you with the means to do the transaction yourself. Shares are redeemed at the net asset value next determined after the redemption request is received in proper form by the Funds' Transfer Agent or other person authorized to receive redemption requests on behalf of the Funds. The amount of any redemption fee will be deducted and the redemption proceeds will be paid to your plan administrator. Any redemption fee will apply to any appreciation in value. No redemption fee is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a redemption fee will be redeemed first. Please note the following:

* Your Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.

* Payment for shares redeemed normally will be made by mail the next business day, and in most cases within seven days after receipt by the Transfer Agent of a properly executed request for redemption. The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

* No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

INVESTOR SERVICES

Fund Information
----------------
Please contact your plan administrator for information respecting your account. Additionally, Thornburg's Website on the Internet provides you with helpful information 24 hours a day, at www.thornburg.com.

Street Name Accounts
--------------------
Class R3, Class R4 and Class R5 shares may be held by broker dealers, financial advisors, plan fiduciaries or other financial services firms acting as owner of record of Fund shares as a convenience to investors. Neither the Funds nor their Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if an investor holds Fund shares through an account with a financial firm rather than directly in the shareholder's own name. Further, neither the Funds nor their Transfer Agent will be responsible to the investor for any loss to the investor due to the failure of a financial firm, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisors to learn about the different options available for owning mutual fund shares.

Exchanging Shares
-----------------
As a shareholder, you have the privilege of exchanging Class R3, Class R4 or R5 shares of a Thornburg Fund for Class R3, Class R4 or R5 shares of other Thornburg Funds. The exchange must take place between the same share class. The privilege may be suspended or terminated at any time. See also, "Excessive Trading," below.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange ("NYSE") is open. Each Fund normally calculates its net asset value for each class of shares as of the close of business of the NYSE, normally 4 p.m. Eastern time. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by the Trustees of the Trust. The pricing service ordinarily values debt obligations at quoted bid prices. When quotations are not available, debt obligations are valued at evaluated prices determined by the pricing service using methods which include consideration of yields or prices of debt obligations of comparable quality, type of issue, coupon, maturity, and rating, indications as to value from dealers and general market conditions. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Equity securities held by a Fund which are listed or traded on a national securities exchange are valued at the last reported sale price on the exchange that is the primary market for the security. Equity securities traded on an exchange for which there has been no sale that day and other equity securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. Equity securities reported by NASDAQ are valued at the NASDAQ official closing price. Any foreign equity security traded on exchanges outside the United States is valued at the price of the security on the exchange that is normally the security's primary market, as of the close of that exchange preceding the time of the Fund's valuation. Quotations for foreign debt and equity securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time of valuation.

In any case where a pricing service fails to provide a price for a debt obligation held by the Fund, or where the market value of an equity security held by the Fund is not readily available, the Trust's valuation and pricing committee determines a fair value for the security using factors approved by the Trustees. Additionally, in any case where a Fund's management believes that a price provided by a pricing service for a debt obligation held by the Fund may be unreliable, the Trust's valuation and pricing committee decides whether or not to use the pricing service's valuation or to determine a fair value for the debt obligation. Fair value is an amount an owner of the security might reasonably expect to receive upon a sale of the security. A fair value is an estimated price and may vary from the prices obtained by other persons (including other mutual funds) in determining fair value.

An equity security's market value is deemed not readily available whenever the exchange or market on which the security is primarily traded is not open for the entire scheduled day of trading. Additionally, an equity security's market value may be deemed not readily available under other circumstances identified by the Trustees, including when serious questions about the reliability of the security's market value are created by developments occurring after the most recent close of the security's primary exchange or market, but before the next close of business for the Fund, or by an unusual event or significant period of time occurring since the availability of a market quotation for the security. Such events may include the merger or insolvency of an issuer, announcements respecting the prospects for a specific issuer or an industry, natural disasters, and political or social disruptions. In particular, prices for securities traded on a foreign exchange could become stale in some instances because of such events occurring after the close of that exchange. A debt obligation's market value may be deemed unreliable by the Fund's management if management believes that the price is stale, does not reflect material factors affecting the issuer of the security, or is significantly different than the price the Fund is likely to obtain if it sought a bid for the security.

Use of fair valuation procedures may reduce to some degree the ability of excessive traders to take advantage of arbitrage opportunities because of unreliable prices for portfolio securities, but is unlikely to eliminate excessive trading. See "Excessive Trading" for a discussion of the techniques used by Thornburg to reduce excessive trading. Because Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may own securities listed primarily on foreign exchanges which trade on days the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders cannot purchase or redeem Fund shares.

Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, and other information identifying you. We are required to reject any new account application if the required information is not provided.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase or exchange order. See "Excessive Trading," below.

When you buy shares of the Funds or sell them through your plan administrator, you may be charged a fee for this service. Please read your plan materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payments to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities broker dealers and other financial services firms to receive on its behalf purchase and redemption orders received in good form, and some of those financial firms may be authorized to designate other firms to receive purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by the authorized financial firm or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is received by the authorized financial firm or its designee.

Financial advisors, securities broker dealers and other persons offering shares of the Funds are not agents or otherwise acting on behalf of the Funds, TSC or Thornburg and the Funds, TSC and Thornburg are not responsible for errors or omissions of any financial advisor, securities broker dealer or other person offering mutual fund shares for sale. Investors should exercise care in selecting persons from whom they purchase investments.

Some account transactions will require a signature guarantee or other evidence of identity or authority. This requirement is intended to protect you and your Fund from fraud. We will require a signature guarantee or other evidence we specify when certain changes are made to account information, a check is mailed to a different address than shown on our records, a check is requested payable to a third party, redemption proceeds are transferred to another account on our records, or certain other circumstances. If a signature guarantee is required, it must be provided by a participant in the Securities Transfer Agent Medallion Program ("STAMP"), and the STAMP Medallion imprint is the only guarantee that will be accepted. A notary public cannot provide a Medallion signature guarantee.

EXCESSIVE TRADING

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund's investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund's longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders' shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund's performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund's transaction costs.

The Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders, including monitoring trading activity and imposing redemption fees on certain transactions. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds' investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Thornburg monitors trading activity in each of the Funds to identify excessive trading. What constitutes excessive trading for a specific Fund will vary from other Thornburg Funds, depending upon the objectives of the Fund, the nature of the Fund's portfolio securities at a given time and market factors. Thornburg reviews available information respecting shareholder transactions to detect excessive trading, considering various factors, such as the nature of securities held by a Fund (including whether any significant proportion of the Fund's securities is traded on foreign exchanges, is thinly traded or less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund's portfolio securities.

Purchase orders or exchanges may be restricted or refused by any Fund if, in Thornburg's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Any Fund's exercise of these rights is in addition to, and not in lieu of, the imposition of any redemption fees. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively). The Trust, Thornburg or TSC may enter into arrangements with firms that establish omnibus accounts, pursuant to which the omnibus accountholder temporarily or permanently agrees to place restrictions on any purchase or exchange of Fund shares by an investor within the account that meets certain specified criteria indicating that the purchase or exchange constitutes excessive trading. See also "Investor Services - Exchanging Shares" above.

Many Fund shares are now held through financial advisors, securities broker dealers, retirement plans, financial intermediaries and other persons who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSC will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees to provide Thornburg with information regarding investors who trade in Fund shares through the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The omnibus accountholders may also be unable to process and collect redemption fees or may refuse to do so. Consequently, a Fund may not be able to collect redemption fees from investors in omnibus accounts in some cases when those fees would ordinarily apply.

Upon notice by the Trust, a redemption fee of 1.00% may be charged on redemptions of Class R3, Class R4 or Class R5 shares of any Fund within 30 days from the date of purchase. The fee would be calculated on the value of the shares on the date of the redemption or exchange. The fee would not be imposed on shares purchased with reinvestments of dividends and capital gains distributions. Shares not subject to a redemption fee will be redeemed first. This fee would be instituted to offset brokerage commissions and other expenses which may be incurred by the Fund to meet redemption requests caused by excessive trading. The Trustees have authorized Thornburg to waive redemption fees in specified situations where transactions are not likely to result in a Fund incurring the costs the fee is intended to recover.

DIVIDENDS AND DISTRIBUTIONS

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Government Fund and Income Fund each declares dividends from its net investment income daily and pays those dividends monthly. Income Builder Fund typically declares dividends from net investment income daily and pays those dividends quarterly. Value Fund, International Value Fund and Global Opportunities Fund typically declare and pay dividends from any net investment income quarterly, and Growth Fund and International Growth Fund are expected to follow the same practice in any periods when they have net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Dividends from Net Investment Income
------------------------------------
Your dividend distributions, if any, will be automatically invested in additional shares of your Fund at the next determined net asset value.

Capital Gains
-------------
Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges. No interest is accrued or paid on amounts represented by uncashed redemption or distribution checks.

TAXES

Federal Taxes - In General
--------------------------
Prospective investors should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds. In particular, purchasers are cautioned to seek the advice of their own advisors respecting the tax consequences of contributions to their plan account, and distributions from their plan account, which are not addressed in this brief discussion.

Federal Tax Treatment of Distributions
--------------------------------------
Distributions to qualified retirement plan accounts are not generally subject to federal income tax under current law. Distributions to accounts which are not tax qualified will be subject to federal income tax.

Distributions to taxable accounts, representing net investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. The portion of distributions which is "qualified dividend income" because it is attributable to certain corporation dividends will be taxed to noncorporate shareholders at the reduced rate of federal income tax on long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains regardless of the length of time the shareholder has owned the shares.

Federal Tax Treatment of Sales or Redemptions of Shares - All Funds
-------------------------------------------------------------------
An investor's redemption of Fund shares or exchange of shares for shares of another Fund through a qualified retirement plan account is not generally subject to federal income tax under current law unless the transaction results in a distribution to the investor. A taxable shareholder's redemption of Fund shares or exchange of shares for shares of another Fund will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount received on the redemption or exchange. If the shares sold or redeemed are a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares were held for more than one year.

ORGANIZATION OF THE FUNDS

Government Fund, Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trustees are authorized to divide the Trust's shares into additional series and classes.

INVESTMENT ADVISOR

The Funds are managed by Thornburg Investment Management, Inc. ("Thornburg"). Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services applicable to each class of shares of each Fund under an Administrative Services Agreement which requires that Thornburg will supervise, administer and perform certain administrative services necessary for the maintenance of the class's shareholders. Thornburg's services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

For the most recent fiscal year, the investment advisory and administrative services fee rates for each of the Funds were:

                                  Year (or fiscal period)
                                 Ended September 30, 2008
                                 ------------------------
                            Advisory   Administrative Services Rate
                            Fee Rate  Class R3   Class R4   Class R5
                            --------  --------   --------   --------
   Government Fund           .375%       .125%    N/A        .05%*

   Income Fund               .50%        .125%    N/A        .05%*

   Value Fund                .73%        .125%   .125%       .05%

   International Value Fund  .69%        .125%   .125%       .05%

   Growth Fund               .76%        .125%   .125%       .05%

   Income Builder Fund       .74%        .125%   .125%       .05%

   Global Opportunities Fund .87%        .125%   .125%       .05%

   International Growth Fund .875%       .125%   .125%       .05%

<F*>  As of the date of this Prospectus, Government Fund and Income Fund have not commenced offering Class R5 shares.

The advisory fee rate for each Fund decreases as assets increase, as described in the Statement of Additional Information.

A discussion regarding the basis for the approval of each Fund's Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

Thornburg may, from time to time, agree to waive its fees or to reimburse a Fund for expenses above a specified percentage of average daily net assets. Thornburg retains the ability to be repaid by the Fund for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or reimbursement of expenses for a Fund will boost its performance, and repayment of waivers or reimbursements will reduce its performance.

In addition to Thornburg's fees, each Fund will pay all other costs and expenses of its operations. Each Fund's expenses include payments to third parties that perform administrative services for accounts invested in the Funds. These administrative and recordkeeping expenses may be charged to the Funds as a percentage of share value held by an account, or based on the number of persons holding through an account, or on another basis.

Garrett Thornburg, a Trustee and Chairman of the Trust, is the controlling shareholder of both Thornburg and TSC.

Fund Portfolio Managers
-----------------------
The portfolio managers for each of the Funds are identified below. Some Funds have a single portfolio manager, and other Funds have co-portfolio managers who work together. Portfolio management at Thornburg is a collegial process. Co-portfolio managers typically act in concert in making investment decisions for the Fund, but a co-portfolio manager may act alone in making an investment decision. Portfolio managers are assisted by other employees of Thornburg. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Government Fund
---------------
Jason Brady, CFA, a managing director of Thornburg, has been the portfolio manager of Government Fund and Income Fund and a co-portfolio manager of Income Builder Fund since February 2007. Mr. Brady joined Thornburg as an associate portfolio manager in October 2006 and was named a managing director in January 2007. Before joining Thornburg, Mr. Brady was a portfolio manager at another mutual fund management company, where he managed taxable fixed income securities across several sectors and strategies.

Income Fund
-----------
Jason Brady (see description above under Government Fund).

Value Fund
----------
William V. Fries, CFA, a managing director of Thornburg, is a co-portfolio manager of Value Fund and International Value Fund. Mr. Fries served as portfolio manager for Value Fund from its inception in 1995 through February 2006, when he commenced service as co-portfolio manager. Mr. Fries served as portfolio manager for International Value Fund from its inception n 1998 through February 2006, when he commenced service as co-portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.

Edward Maran, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Maran joined Thornburg as an associate portfolio manager in 2002 and was named a Managing Director in 2004. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Connor Browne, CFA, a managing director of Thornburg, has been a co-portfolio manager of Value Fund since February 2006. Mr. Browne joined Thornburg Investment Management in August of 2001 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

International Value Fund
------------------------
William V. Fries (see description above under Value Fund).

Wendy Trevisani, a managing director of Thornburg, has been a co-portfolio manager of International Value Fund since February 2006. Mrs. Trevisani joined Thornburg Investment Management as an associate portfolio manager in 1999, and was named a managing director in 2003. Her responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Lei Wang, CFA, a managing director of Thornburg, has been a co-portfolio manager of International Value Fund since February 2006. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Growth Fund
-----------
Alexander M.V. Motola, CFA, a managing director of Thornburg, is the portfolio manager of Growth Fund and International Growth Fund. Mr. Motola has served as the portfolio manager of Growth Fund since January 2001. Mr. Motola has served as a co-portfolio manager or portfolio manager of International Growth Fund from its inception in February 2007. Before joining Thornburg in 2001, Mr. Motola performed security analysis and equity portfolio management for eight years in various capacities (including portfolio manager, associate portfolio manager, equity trader, and equity specialist) at other investment firms.

Income Builder Fund
-------------------
Brian J. McMahon, the president of Thornburg Investment Trust and chief executive officer, president, managing director, and chief investment officer of Thornburg Investment Management, Inc., has been a co-portfolio manager of Income Builder Fund since that Fund's inception in December 2002 and a co-portfolio manager of Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients.

Jason Brady (see description above under Government Fund).

Global Opportunities Fund
-------------------------
Brian J. McMahon (see description above under Income Builder Fund)

W. Vinson Walden, CFA, a vice president and managing director of Thornburg since 2004, has been a co-portfolio manager of the Global Opportunities Fund since that Fund's inception in July 2006. Joining Thornburg in 2002, Mr. Walden served as an associate portfolio manager for Funds of the Trust. Mr. Walden was an associate portfolio manager for another investment management firm before joining Thornburg.

International Growth Fund
-------------------------
Alexander M.V. Motola (see description above under Growth Fund).


TRUSTEES

The Funds are managed by Thornburg under the supervision of the Trustees. The Trust currently has eight Trustees, two of whom (Mr. Thornburg and Mr. McMahon) are considered "interested" persons of the Trust under the 1940 Act, and six of whom are not interested persons. Biographical data about each of the Trustees appears below.

Garrett Thornburg, 63, Chairman of Trustees since 1987

     Garrett Thornburg is the chairman of Trustees for Thornburg Investment Trust, and is chairman of the board of directors of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Thornburg founded Thornburg Investment Management, Inc. in 1982, Thornburg Securities Corporation in 1984, Thornburg Investment Trust in 1987, and Thornburg Mortgage, Inc. in 1993. Before forming Thornburg, Mr. Thornburg was a limited partner of Bear Stearns & Co. and a founding member of that firm's public finance department. He also was chief financial officer of New York State's Urban Development Corporation, and served as financial advisor to the State of New Mexico's Board of Finance. Mr. Thornburg is a director of National Dance Institute - New Mexico, Inc. Mr. Thornburg received his BA from Williams College and his MBA from Harvard University.

Brian J. McMahon, 53, Trustee since 2001, a member of Governance and Nominating Committee

     Brian McMahon is the president of Thornburg Investment Trust and chief executive officer, president, managing director and chief investment officer of Thornburg Investment Management, Inc. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing the Trust's 14 current Funds, and currently oversees Thornburg's investment activities for the Funds and other clients. Before joining Thornburg, Mr. McMahon held various corporate finance positions at Norwest Bank. Mr. McMahon is a trustee of the Santa Fe Preparatory School, Santa Fe, New Mexico. Mr. McMahon received his BA in Economics and Russian Studies from the University of Virginia and his MBA from the Amos Tuck School at Dartmouth College.

David A. Ater, 63, Trustee since 1994, member of Audit Committee and Governance and Nominating Committee

     David Ater is a real estate developer and investor in Santa Fe, New Mexico, and has participated in the development of numerous residential and commercial real estate projects. Mr. Ater also is a director and member of the audit committee of Thornburg Mortgage, Inc., a real estate investment trust. Mr. Ater was employed for ten years by the First National Bank of Santa Fe, and was president from 1978-1980 before pursuing his real estate career. Mr. Ater has served with numerous charitable and community organizations, including Santa Fe Economic Development, the United Way, The Santa Fe Opera and St. John's College. He received his BA from Stanford University.

David D. Chase, 67, Trustee since 2001, Chairman of Audit Committee

     David Chase is the chairman, president, chief executive officer and managing member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, a private equity fund in Santa Fe, New Mexico, and supervises investments in numerous portfolio companies.
     Mr. Chase was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Chase was a professor at Northern Arizona University from 1966 to 1978, teaching corporate finance, securities and banking courses. He has served various community and charitable organizations, including National Dance Institute-New Mexico, Inc., the School of American Research, and the BF Foundation. Mr. Chase received his BA in Economics and History from Principia College, an MBA in Finance from the Amos Tuck School, Dartmouth College, and a PhD in Finance from Arizona State University.

Eliot R. Cutler, 62, Trustee since 2004, Chairman of Governance and Nominating Committee

     Eliot Cutler is the resident partner in charge of the Beijing, China office of the law firm of Akin Gump Strauss Hauer & Feld, LLP. An environmental and land use lawyer for more than 25 years, he has participated in the planning, permitting, funding and construction of facilities for public and private sector clients. Mr. Cutler is a director of Thornburg Mortgage, Inc., a real estate investment trust, and was a director of Thornburg Limited Term Municipal Fund, Inc. until its reorganization into the Trust in 2004. Mr. Cutler was associate director of the Office of Management and Budget under President Jimmy Carter. Mr. Cutler also served as legislative assistant to Senator Edmund S. Muskie and then as counsel to the Senate Subcommittee on the Environment. He helped draft the Clean Air Act, the Water Pollution Act, and the Environmental Policy Act. Mr. Cutler serves on the board of directors of the Edmund S. Muskie Foundation and as chairman of the board of visitors of the Edmund S. Muskie School of Public Service at the University of Southern Maine. Mr. Cutler received his BA cum laude from Harvard College and his JD from Georgetown University.

Susan H. Dubin, 60, Trustee since 2004, member of Audit Committee

     Susan Dubin manages the investments for her extended family. From 1974 to 1996 Ms. Dubin was a vice president of JP Morgan Chase & Co. (formerly Chemical Bank) where she was involved in corporate banking, marketing of financial services to corporate customers, and the delivery of private banking services. Ms. Dubin has served with numerous community and charitable organizations, including the Buckaroo Ball in Santa Fe, New Mexico, the Santa Fe Opera, the Battery Dance Company in New York City, and the National Dance Institute-New Mexico, Inc. She received her BA from Briarcliff College.

Owen D. Van Essen, 55, Trustee since 2004, member of Governance and Nominating Committee

     Owen Van Essen is the president of Dirks, Van Essen & Murray LLC, Santa Fe, New Mexico, which acts as a broker, appraiser and consultant to the newspaper publishing industry. Before joining the firm, he was general manager and business manager of the Worthington Daily Globe, Worthington, Minnesota. Mr. Van Essen has served with numerous community, educational, professional and charitable organizations, including most recently the St. Michaels High School Foundation, and the Santa Fe Preparatory School. He received his BA in Business Administration from Dordt College, Iowa.

James W. Weyhrauch, 49, Trustee since 1996, member of Audit Committee

     James Weyhrauch is a real estate broker in Santa Fe, New Mexico. He is the vice chairman of the board of directors, and was from 1997-2000 president and from 2000-2004 chief executive officer, of Nambe Mills, Inc., a Santa Fe, New Mexico manufacturer of tabletop and giftware products. Mr. Weyhrauch also has extensive experience with other privately held enterprises, and a background in sales and marketing. He participates in a variety of community and charitable organizations, including the Santa Fe Chamber of Commerce, the Santa Fe Preparatory School and Junior Achievement. Mr. Weyhrauch received his BA in Finance from Southern Methodist University.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years (or if shorter, the period of the Fund's operations). Government Fund, Income Fund, Value Fund, International Value Fund and Growth Fund commenced offering Class R3 shares on July 1, 2003 and Income Builder Fund commenced offering Class R3 shares on February 1, 2005.* Value Fund, International Value Fund and Growth Fund commenced offering Class R4 shares on February 1, 2007 and Income Builder Fund commenced offering Class R4 shares on February 1, 2008. Value Fund and International Value Fund commenced offering Class R5 shares on February 1, 2005, Growth Fund commenced offering Class R5 shares on October 3, 2005, Income Builder Fund commenced offering Class R5 shares on February 1, 2007, and Government Fund and Income Fund expect to do so in the future. Global Opportunities Fund and International Growth Fund commenced offering Class R3, Class R4 and Class R5 shares on February 1, 2008. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2008 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund's financial statements, is included in each Fund's Annual Report, which is available upon request.

* Class R3 Shares were known as Class R1 shares until February 1, 2007.


THORNBURG LIMITED TERM U.S. GOVERNMENT FUND
-------------------------------------------
                                                                   Year Ended September 30,
Class R3 Shares:                                       2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year                     $12.97     $12.76     $12.77     $13.02     $13.23
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.44       0.40       0.37       0.34       0.37
   Net realized and unrealized
     gain (loss) on investments                          0.30       0.22      (0.01)     (0.25)     (0.21)
                                                       ---------------------------------------------------
Total from investment operations                         0.74       0.62       0.36       0.09       0.16
Less dividends from:
   Net investment income                                (0.44)     (0.41)     (0.37)     (0.34)     (0.37)
                                                       ---------------------------------------------------
Change in net asset value                                0.30       0.21      (0.01)     (0.25)     (0.21)

NET ASSET VALUE, end of year                           $13.27     $12.97     $12.76     $12.77     $13.02
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                             5.77%      4.93%      2.86%      0.72%      1.26%
Ratios to average net assets:
   Net investment income                                 3.33%      3.15%      2.90%      2.66%      2.62%
   Expenses, after expense reductions                    1.01%      1.00%      1.00%      0.93%      0.91%
   Expenses, after expense reductions
     and net of custody credits                          0.99%      0.99%      0.97%      0.91%      0.91%
   Expenses, before expense reductions                   1.47%      1.64%      1.55%      3.55%     13.56%
Portfolio turnover rate                                 19.61%     43.35%      7.47%     18.00%     12.39%

Net assets at end of year (000)                        $6,367     $4,398     $3,591     $3,008       $422


THORNBURG LIMITED TERM INCOME FUND
----------------------------------
                                                                   Year Ended September 30,
Class R3 Shares:                                       2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                     $12.40     $12.38     $12.52     $12.81     $12.99
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.55       0.50       0.50       0.48       0.45
   Net realized and unrealized
     gain (loss) on investments                         (0.48)      0.03      (0.14)     (0.30)     (0.18)
                                                       ---------------------------------------------------
Total from investment operations                         0.07       0.53       0.36       0.18       0.27
Less dividends from:
   Net investment income                                (0.55)     (0.51)     (0.50)     (0.47)     (0.45)
                                                       ---------------------------------------------------
Change in net asset value                               (0.48)      0.02      (0.14)     (0.29)     (0.18)

NET ASSET VALUE, end of year                           $11.92     $12.40     $12.38     $12.52     $12.81
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                             0.44%      4.34%      2.97%      1.43%      2.14%
Ratios to average net assets:
   Net investment income                                 4.42%      4.09%      4.07%      3.57%      3.41%
   Expenses, after expense reductions                    0.99%      0.99%      1.00%      1.00%      0.98%
   Expenses, after expense reductions
     and net of custody credits                          0.99%      0.99%      0.99%      0.99%      0.98%
   Expenses, before expense reductions                   1.52%      1.71%      1.79%      3.15%      7.63%
Portfolio turnover rate                                 42.84%     41.55%      6.77%     23.16%     22.73%

Net assets at end of year (000)                        $9,712     $6,191     $3,331     $2,162       $911


THORNBURG VALUE FUND
--------------------
                                                                   Year Ended September 30,
Class R3 Shares:                                       2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $43.94     $37.43     $32.68     $28.06     $26.27
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.17       0.26       0.37       0.33       0.17
   Net realized and unrealized
     gain (loss) on investments                        (12.19)      7.81       4.71       4.60       1.85
                                                       --------------------------------------------------
Total from investment operations                       (12.02)      8.07       5.08       4.93       2.02
Less dividends from:
   Net investment income                                (0.13)     (0.26)     (0.33)     (0.31)     (0.23)
   Net realized gains                                   (3.93)     (1.30)       -          -          -
                                                       --------------------------------------------------
Total dividends                                         (4.06)     (1.56)     (0.33)     (0.31)     (0.23)
                                                       --------------------------------------------------
Change in net asset value                              (16.08)      6.51       4.75       4.62       1.79

NET ASSET VALUE, end of year                           $27.86     $43.94     $37.43     $32.68     $28.06
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (29.54)%    22.11%     15.60%     17.64%      7.68%
Ratios to average net assets:
   Net investment income                                 0.50%      0.63%      1.05%      1.07%      0.61%
   Expenses, after expense reductions                    1.35%      1.35%      1.36%      1.35%      1.34%
   Expenses, after expense reductions
     and net of custody credits                          1.35%      1.35%      1.35%      1.35%      1.34%
   Expenses, before expense reductions                   1.66%      1.63%      1.69%      1.94%      2.22%
Portfolio turnover rate                                 70.65%     79.29%     51.36%     58.90%     68.74%

Net assets at end of year (000)                       $161,517   $151,260    $48,627    $11,661     $5,754

<F*>  Based on weighted average shares outstanding.


THORNBURG VALUE FUND
--------------------
Class R4 Shares:
                                                                                 Year Ended     Period Ended
PER SHARE PERFORMANCE                                                           September 30,   September 30,
(for a share outstanding throughout the period)+                                    2008           2007(a)

Net Asset Value, beginning of period                                             $44.14         $41.00
                                                                                 ---------------------
Income from investment operations:
  Net investment income (loss)                                                     0.19           0.20
  Net realized and unrealized
     gain (loss) on investments                                                  (12.23)          3.12
                                                                                 ---------------------
Total from investment operations                                                 (12.04)          3.32
                                                                                 ---------------------
Less dividends from:
  Net investment income                                                           (0.18)         (0.18)
  Net realized gains                                                              (3.93)           -
                                                                                 ----------------------
Total dividends                                                                   (4.11)         (0.18)
Change in net asset value                                                        (16.15)          3.14

NET ASSET VALUE, end of period                                                   $27.99         $44.14
                                                                                 =====================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                  (29.47)%         8.09%
Ratios to average net assets:
  Net investment income (loss)                                                     0.58%          0.70%(c)
  Expenses, after expense reductions                                               1.24%          1.25%(c)
  Expenses, after expense reductions and
    net of custody credits                                                         1.24%          1.25%(c)
  Expenses, before expense reductions                                              1.48%          2.34%(c)
Portfolio turnover rate                                                           70.65%         79.29%

Net assists at end of period (000)                                               $29,462         $7,038

<Fa> Effective date of this class of shares was February 1, 2007.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<F+> Based on weighted average shares outstanding.



THORNBURG VALUE FUND
--------------------
                                                                                                Period Ended
                                                                   Year Ended September 30,     September 30,
Class R5 Shares:                                                  2008       2007       2006       2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period                              $44.78     $38.09     $33.22     $30.75
                                                                  ---------------------------------------
Income from investment operations:
   Net investment income                                            0.32       0.49       0.24       0.28
   Net realized and unrealized
     gain (loss) on investments                                   (12.47)      7.91       5.07       2.45
                                                                  ---------------------------------------
Total from investment operations                                  (12.15)      8.40       5.31       2.73

Less dividends from:
   Net investment income                                           (0.25)     (0.41)     (0.44)     (0.26)
   Net realized gains                                              (3.93)     (1.30)       -          -
                                                                  ----------------------------------------
Total dividends                                                    (4.18)     (1.71)     (0.44)     (0.26)
Change in net asset value                                         (16.33)      6.69       4.87       2.47

NET ASSET VALUE, end of period                                    $28.45     $44.78     $38.09     $33.22
                                                                  =======================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                   (29.30)%    22.63%     16.07%      8.93%
Ratios to average net assets:
   Net investment income                                            0.92%      1.14%      0.64%      1.31%(c)
   Expenses, after expense reductions                               0.98%      0.91%      1.00%      1.00%(c)
   Expenses, after expense reductions
     and net of custody credits                                     0.98%      0.91%      0.98%      0.99%(c)
   Expenses, before expense reductions                              1.03%      0.93%      3.24%    127.30%(c)(d)
Portfolio turnover rate                                            70.65      79.29%     51.36%     58.90%
Net assets at end of year (000)                                  $135,173   $106,906    $10,483        $31

<Fa> Effective date of this class of shares was February 1, 2005.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
-----------------------------------
                                                                   Year Ended September 30,
Class R3 Shares:                                       2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $36.18     $26.58     $22.88     $18.28     $15.01
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income                                 0.33       0.23       0.33       0.21       0.19
   Net realized and unrealized
     gain (loss) on investments                         (9.63)     10.26       3.97       4.63       3.08
                                                       --------------------------------------------------
Total from investment operations                        (9.30)     10.49       4.30       4.84       3.27
                                                       --------------------------------------------------
Less dividends from:
   Net investment income                                (0.27)     (0.24)     (0.20)     (0.24)       -
   Realized capital gains                               (2.88)     (0.65)     (0.40)       -          -
                                                       --------------------------------------------------
Total dividend                                          (3.15)     (0.89)     (0.60)     (0.24)       -
                                                       --------------------------------------------------
Change in net asset value                              (12.45)      9.60       3.70       4.60       3.27

NET ASSET VALUE, end of year                           $23.73     $36.18     $26.58     $22.88     $18.28
                                                       ==================================================
Ratios/Supplemental Data
------------------------
Total return                                           (27.90)%    40.43%     19.15%     26.54%     21.79%
Ratios to average net assets:
   Net investment income                                 1.07%      0.75%      1.29%      0.99%      1.08%
   Expenses, after expense reductions                    1.45%      1.45%      1.45%      1.45%      1.45%
   Expenses, after expense reductions
     and net of custody credits                          1.45%      1.45%      1.45%      1.45%      1.45%
   Expenses, before expense reductions                   1.62%      1.61%      1.61%      1.72%      2.42%
Portfolio turnover rate                                 27.31%     64.77%     36.58%     34.17%     35.84%
Net assets at end of year (000)                       $902,150   $984,587   $445,081   $118,436    $11,207

<F+>  Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
----------------------------------
Class R4 Shares:
                                                                                 Year Ended     Period Ended
PER SHARE PERFORMANCE                                                           September 30,   September 30,
(for a share outstanding throughout the period)+                                    2008           2007(a)

Net Asset Value, beginning of period                                                $36.02         $28.86
                                                                                    ---------------------
Income from investment operations:
  Net investment income                                                               0.44           0.09
  Net realized and unrealized
     gain (loss) on investments                                                      (9.62)          7.36
                                                                                    ---------------------
Total from investment operations                                                     (9.18)          7.45
                                                                                    ---------------------
Less dividends from:
  Net investment income                                                              (0.36)         (0.29)
  Net realized gains                                                                 (2.88)           -
                                                                                    ---------------------
Total dividende                                                                      (3.24)         (0.29)
Change in net asset value                                                           (12.42)          7.16

NET ASSET VALUE, end of period                                                      $23.60         $36.02
                                                                                    =====================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                     (27.73)%        25.90%
Ratios to average net assets:
  Net investment income (loss)                                                        1.51%          0.42%(c)
  Expenses, after expense reductions                                                  1.25%          1.25%(c)
  Expenses, after expense reductions and
    net of custody credits                                                            1.25%          1.25%(c)
  Expenses, before expense reductions                                                 1.40%          1.70%(c)
Portfolio turnover rate                                                              27.31%         64.77%
Net assists at end of period (000)                                                 $231,960        $39,217

<Fa> Effective date of this class of shares was February 1, 2007.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL VALUE FUND
----------------------------------
                                                                                                Period Ended
                                                                   Year Ended September 30,     September 30,
Class R5 Shares:                                                  2008       2007       2006       2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period                              $36.74     $26.97     $23.18     $20.37
                                                                  ---------------------------------------
Income from investment operations:
   Net investment income                                            0.50       0.43       0.45       0.16
   Net realized and unrealized
     gain (loss) on investments                                    (9.81)     10.39       4.03       2.84
                                                                  ---------------------------------------
Total from investment operations                                   (9.31)     10.82       4.48       3.00
                                                                  ---------------------------------------
Less dividends from:
   Net investment income                                           (0.41)     (0.40)     (0.29)     (0.19)
   Realized capital gains                                          (2.88)     (0.65)     (0.40)       -
                                                                  ---------------------------------------
Total dividends                                                    (3.29)     (1.05)     (0.69)     (0.19)
                                                                  ---------------------------------------
Change in net asset value                                         (12.60)      9.77       3.79       2.81

NET ASSET VALUE, end of period                                    $24.14     $36.74     $26.97     $23.18
                                                                  =======================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                   (27.54)%    41.13%     19.72%     14.72%
Ratios to average net assets:
   Net investment income                                            1.65%      1.33%      1.76%      1.10%(c)
   Expenses, after expense reductions                               0.99%      0.94%      0.95%      1.00%(c)
   Expenses, after expense reductions
     and net of custody credits                                     0.99%      0.94%      0.95%      0.99%(c)
   Expenses, before expense reductions                              1.01%      0.95%      0.96%      2.13%(c)
Portfolio turnover rate                                            27.31%     64.77%     36.58%     34.17%

Net assets at end of period (000)                                $944,582   $450,944    $48,699    $14,458

<Fa>  Effective date of this class of shares was February 1, 2005.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.
<F+>  Based on weighted average shares outstanding.


THORNBURG CORE GROWTH FUND
--------------------------

                                                                      Year Ended September 30,
Class R3 Shares:                                       2008       2007       2006       2005       2004
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year                     $20.75     $16.43     $14.26     $10.90     $10.11
                                                       --------------------------------------------------
Income from investment operations:
   Net investment income (loss)                         (0.13)     (0.18)     (0.14)     (0.14)     (0.12)
   Net realized and unrealized
     gain (loss) on investments                         (7.24)      4.50       2.54       3.50       0.91
                                                       --------------------------------------------------
Total from investment operations                        (7.37)      4.32       2.40       3.36       0.79
Less dividends from:
   Realized capital gains                               (0.01)       -        (0.24)       -          -
Redemption fees added to paid in capital                  -          -         0.01        -          -
                                                       --------------------------------------------------
Change in net asset value                               (7.38)      4.32       2.17       3.36       0.79

NET ASSET VALUE, end of year                           $13.37     $20.75     $16.43     $14.26     $10.90
                                                       ==================================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return                                           (35.53)%    26.29%     17.14%     30.83%      7.81%
Ratios to average net assets:
   Net investment income (loss)                         (0.74)%    (0.91)%    (0.90)%    (1.08)%    (1.17)%
   Expenses, after expense reductions                    1.50%      1.51%      1.53%      1.52%      1.50%
   Expenses, after expense reductions
     and net of custody credits                          1.50%      1.50%      1.50%      1.49%      1.49%
   Expenses, before expense reductions                   1.72%      1.64%      1.73%      3.56%    722.79%(a)
Portfolio turnover rate                                 79.73%     82.37%     98.00%    115.37%    108.50%

Net assets at end of year (000)                       $289,500   $414,267    $90,167     $6,345        $16

<Fa>  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+>  Based on weighted average shares outstanding.


THORNBURG CORE GROWTH FUND
--------------------------
Class R4 Shares:                                                                    Year Ended    Period Ended
                                                                                   September 30,  September 30,
                                                                                      2008           2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                  $20.73         $18.90
                                                                                      ---------------------
Income from investment operations:
  Net investment income                                                                (0.13)         (0.12)
  Net realized and unrealized
     Gain (loss) on investments                                                        (7.22)          1.95
                                                                                      ---------------------
Total from investment operations                                                       (7.35)          1.83
                                                                                      ---------------------
Less dividends from:
  Realized capital gains                                                               (0.01)           -
Redemption fees added to paid in capital                                                 -              -
                                                                                      ---------------------
Change in net asset value                                                              (7.36)          1.83

NET ASSET VALUE, end of period                                                        $13.37         $20.73
                                                                                      =====================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                       (35.47)%         9.68%
Ratios to average net assets:
  Net investment income (loss)                                                         (0.78)%        (0.93)%(c)
  Expenses, after expense reductions                                                    1.40%          1.41%(c)
  Expenses, after expense reductions and
    net of custody credits                                                              1.40%          1.40%(c)
  Expenses, before expense reductions                                                   1.73%          8.74%(c)(d)
Portfolio turnover rate                                                                79.73%         82.37%

Net assets at end of period (000)                                                     $21,047         $3,508

<Fa> Effective date of this class of shares was February 1, 2007.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG CORE GROWTH FUND
--------------------------
                                                                               Year Ended       Period Ended
                                                                              September 30,     September 30,
Class R5 Shares:                                                             2008       2007       2006(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                         $21.15     $16.65     $14.43
                                                                             ----------------------------
Income from investment operations:
  Net investment income                                                       (0.05)     (0.07)     (0.06)
  Net realized and unrealized
     gain (loss) on investments                                               (7.39)      4.57       2.51
                                                                             ----------------------------
Total from investment operations                                              (7.44)      4.50       2.45
                                                                             ----------------------------
Redemption fees added to paid in capital                                        -          -         0.01

Less dividends from:
  Realized capital gains                                                      (0.01)       -        (0.24)
                                                                             ----------------------------
Change in net asset value                                                     (7.45)      4.50       2.22

Net asset value, end of period                                               $13.70     $21.15     $16.65
                                                                             ============================
Ratios/Supplemental Data
------------------------
Total return(b)                                                              (35.19)%    27.03%     17.29%
Ratios to average net assets:
  Net investment income (loss)                                                (0.30)%    (0.37)%    (0.38)%(c)
  Expenses, after expense reductions                                           0.99%      0.95%      1.01%(c)
  Expenses, after expense reductions and
    net of custody credits                                                     0.99%      0.95%      0.99%(c)
  Expenses, before expense reductions                                          1.18%      0.97%    176.54%(c)(d)
Portfolio turnover rate                                                       79.73%     82.37%     98.00%

Net assets at end of period (000)                                           $251,299   $158,084        $45

<Fa>  Effective date of this class of shares was October 3, 2005.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized
<Fd>  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+>  Based on weighted average shares outstanding.



THORNBURG INVESTMENT INCOME BUILDER FUND
----------------------------------------
                                                                                          Period Ended
                                                                   Year Ended September 30,     September 30,
Class R3 Shares:                                                  2008       2007       2006       2005(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period                              $23.34     $19.58     $17.93     $16.98
                                                                  ---------------------------------------
Income from investment operations:
   Net investment income                                            1.00       0.86       0.82       0.50
   Net realized and unrealized
     gain (loss) on investments                                    (6.05)      4.24       1.92       0.79
                                                                  ---------------------------------------
Total from investment operations                                   (5.05)      5.10       2.74       1.29
                                                                  ---------------------------------------
Less dividends from
   Net investment income                                           (0.97)     (0.83)     (0.75)     (0.34)
   Net realized gains                                              (0.47)     (0.51)     (0.34)       -
                                                                  ---------------------------------------
Total Dividends                                                    (1.44)     (1.34)     (1.09)     (0.34)
Change in net asset value                                          (6.49)      3.76       1.65       0.95

NET ASSET VALUE, end of period                                    $16.85     $23.34     $19.58     $17.93
                                                                  =======================================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                   (22.69)%    27.10%     15.91%      7.67%
Ratios to average net assets:
   Net investment income                                            4.89%      4.00%      4.36%      4.27%(c)
   Expenses, after expense reductions                               1.49%      1.50%      1.50%      1.50%(c)
   Expenses, after expense reductions
     and net of custody credits                                     1.49%      1.50%      1.50%      1.49%(c)
   Expenses, before expense reductions                              1.77%      2.16%      6.05%     28.93%(c)(d)
Portfolio turnover rate                                            46.07%     62.60%     55.29%     76.76%

Net assets at end of period (000)                                 $11,848     $7,544     $1,301       $280

<Fa>  Effective date of this class of shares was February 1, 2005.
<Fb>  Not annualized for periods less than one year.
<Fc>  Annualized.
<Fd>  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+>  Based on weighted average shares outstanding.


THORNBURG INVESTMENT INCOME BUILDER FUND
----------------------------------------
Class R4 Shares:
                                                                                                Period Ended
                                                                                                September 30,
                                                                                                   2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $21.22
                                                                                                   ------
Income from investment operations:
  Net investment income                                                                              0.66
  Net realized and unrealized
    gain (loss) on investments                                                                      (4.39)
                                                                                                   -------
Total from investment operations                                                                    (3.73)
Less dividends from:
  Net investment income                                                                             (0.55)
                                                                                                   -------
Change in net asset value                                                                           (4.28)

NET ASSET VALUE, end of period                                                                     $16.94
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                                   (17.79)%
Ratios to average net assets:
   Net investment income                                                                             5.28%(c)
   Expenses, after expense reductions                                                                1.40%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      1.40%(c)
   Expenses, before expense reductions                                                              16.97%(c)(d)
Portfolio turnover rate                                                                             46.07%

Net assets at end of period (000)                                                                     $251

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INVESTMENT INCOME BUILDER FUND
----------------------------------------
Class R5 Shares:                                                                   Year Ended    Period Ended
                                                                                  September 30,  September 30,
                                                                                        2008       2007(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                  $23.51       $20.74
                                                                                      -------------------
Income from investment operations:
  Net investment income                                                                 1.11         0.46
  Net realized and unrealized
     Gain (loss) on investments                                                        (6.09)        2.87
                                                                                      -------------------
Total from investment operations                                                       (4.98)        3.33
                                                                                      -------------------
Less dividends from:
  Net investment income                                                                (1.08)       (0.56)
  Net realized gains                                                                   (0.47)         -
                                                                                      -------------------
Total dividends                                                                        (1.55)       (0.56)
                                                                                      -------------------
Change in net asset value                                                              (6.53)        2.77

NET ASSET VALUE, end of period                                                        $16.98       $23.51
                                                                                      ===================
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                       (22.27)%      16.19%
Ratios to average net assets:
  Net investment income (loss)                                                          5.48%        3.17%(c)
  Expenses, after expense reductions                                                    0.99%        0.99%(c)
  Expenses, after expense reductions and
    net of custody credits                                                              0.99%        0.98%(c)
  Expenses, before expense reductions                                                  11.77%      278.77%(c)(d)

Portfolio turnover rate                                                                46.07%       62.60%

Net assists at end of period (000)                                                       $221          $72

<Fa> Effective date of this class of shares was February 1, 2007.
<Fb> Not annualized for period less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG GLOBAL OPPORTUNITIES FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R3 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $17.91
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.29
  Net realized and unrealized
    gain (loss) on investments                                                                      (4.70)
                                                                                                   -------
Total from investment operations                                                                    (4.41)
Less dividends from:
  Net investment income                                                                             (0.13)
                                                                                                   -------
Change in net asset value                                                                           (4.54)

NET ASSET VALUE, end of period                                                                     $13.37
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                                   (24.78)%
Ratios to average net assets:
   Net investment income (loss)                                                                      2.61%(c)
   Expenses, after expense reductions                                                                1.49%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      1.49%(c)
   Expenses, before expense reductions                                                              67.47%(c)(d)

Portfolio turnover rate                                                                             83.70%

Net assets at end of period (000)                                                                      $35

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG GLOBAL OPPORTUNITIES FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R4 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $17.91
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.28
  Net realized and unrealized
    gain (loss) on investments                                                                      (4.69)
                                                                                                   -------
Total from investment operations                                                                    (4.41)
Less dividends from:
  Net investment income                                                                             (0.12)
                                                                                                   -------
Change in net asset value                                                                           (4.53)

Net asset value, end of period                                                                     $13.38
                                                                                                   ======
Ratios/Supplemental Data
------------------------
Total return(b)                                                                                    (24.74)%
Ratios to average net assets:
   Net investment income (loss)                                                                      2.48%(c)
   Expenses, after expense reductions                                                                1.41%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      1.40%(c)
   Expenses, before expense reductions                                                             864.00%(c)(d)

Portfolio turnover rate                                                                             83.70%

Net assets at end of period (000)                                                                       $3

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG GLOBAL OPPORTUNITIES FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R5 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
 (for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $17.98
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.33
  Net realized and unrealized
    gain (loss) on investments                                                                      (4.70)
                                                                                                   -------
Total from investment operations                                                                    (4.37)
Less dividends from:
  Net investment income                                                                             (0.15)
                                                                                                   -------
Change in net asset value                                                                           (4.52)

NET ASSET VALUE, end of period                                                                     $13.46
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                                   (24.47)%
Ratios to average net assets:
   Net investment income (loss)                                                                      2.97%(c)
   Expenses, after expense reductions                                                                0.92%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      0.92%(c)
   Expenses, before expense reductions                                                             850.59%(c)(d)

Portfolio turnover rate                                                                             83.70%

Net assets at end of period (000)                                                                       $2

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL GROWTH FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R3 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
 (for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $13.94
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.09
  Net realized and unrealized
    gain (loss) on investments                                                                      (3.67)
                                                                                                   -------
Total from investment operations                                                                    (3.58)
Less dividends from:
  Net investment income                                                                               -
                                                                                                   ------
Change in net asset value                                                                           (3.58)

NET ASSET VALUE, end of period                                                                     $10.36
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return(b)                                                                                    (25.68)%
Ratios to average net assets:
   Net investment income (loss)                                                                      1.08%(c)
   Expenses, after expense reductions                                                                1.50%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      1.49%(c)
   Expenses, before expense reductions                                                              26.47%(c)(d)

Portfolio turnover rate                                                                             54.31%

Net assets at end of period (000)                                                                     $113

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL GROWTH FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R4 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $13.94
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.10
  Net realized and unrealized
    gain (loss) on investments                                                                      (3.68)
                                                                                                   -------
Total from investment operations                                                                    (3.58)
Less dividends from:
  Net investment income                                                                               -
                                                                                                   ------
Change in net asset value                                                                           (3.58)

NET ASSET VALUE, end of period                                                                     $10.36
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                                   (25.68)%
Ratios to average net assets:
   Net investment income (loss)                                                                      1.16%(c)
   Expenses, after expense reductions                                                                1.40%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      1.40%(c)
   Expenses, before expense reductions                                                             861.94%(c)(d)

Portfolio turnover rate                                                                             54.31%

Net assets at end of period (000)                                                                       $2

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


THORNBURG INTERNATIONAL GROWTH FUND
-----------------------------------
                                                                                                Period Ended
                                                                                                September 30,
Class R5 Shares:                                                                                   2008(a)
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net Asset Value, beginning of period                                                               $14.03
                                                                                                   ------
Income from investment operations:
  Net investment income (loss)                                                                       0.14
  Net realized and unrealized
    gain (loss) on investments                                                                      (3.71)
                                                                                                   -------
Total from investment operations                                                                    (3.57)
Less dividends from:
  Net investment income                                                                               -
                                                                                                   ------
Change in net asset value                                                                           (3.57)

NET ASSET VALUE, end of period                                                                     $10.46
                                                                                                   ======
RATIOS/SUPPLEMENTAL DATA
------------------------
Total return (b)                                                                                   (25.45)%
Ratios to average net assets:
   Net investment income (loss)                                                                      1.57%(c)
   Expenses, after expense reductions                                                                0.96%(c)
   Expenses, after expense reductions
     and net of custody credits                                                                      0.95%(c)
   Expenses, before expense reductions                                                             851.43%(c)(d)

Portfolio turnover rate                                                                             54.31%

Net assets at end of period (000)                                                                       $2

<Fa> Effective date of this class of shares was February 1, 2008.
<Fb> Not annualized for periods less than one year.
<Fc> Annualized.
<Fd> Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
<F+> Based on weighted average shares outstanding.


<OUTSIDE BACK COVER>
ADDITIONAL INFORMATION

Reports to Shareholders
   Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor
   Thornburg Investment Management, Inc.
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

Distributor
   Thornburg Securities Corporation
   2300 North Ridgetop Road
   Santa Fe, New Mexico 87506

Custodian
   State Street Bank & Trust Co.
   2 Avenue De Lafayette
   Boston, Massachusetts 02111

Transfer Agent
   Boston Financial Data Services
   Post Office Box 219017
   Kansas City, Missouri 64121-9017

General Counsel
   Legal matters in connection with the issuance of shares of the Funds are passed upon by: Thompson, Hickey, Cunningham, Clow & April, P.A. 460 St. Michael's Drive, Building 1100, Suite 1103, Santa Fe, New Mexico 87505

Additional information about the Funds' investments is available in the Funds' Annual and Semiannual Reports to Shareholders. In each Fund's Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund's performance during its last fiscal year. The Funds' Statement of Additional Information (SAI) and the Funds' Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities Corporation at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds' current Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg website at www.thornburg.com. The Funds' current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Information about the Funds (including the SAI) may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are also available on the Commission's Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

Thornburg Securities Corporation, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506
(800) 847-0200
www.thornburg.com

The Funds are separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.


                   Statement of Additional Information
                                   for
                   Thornburg Limited Term Municipal Fund
             Thornburg California Limited Term Municipal Fund
                   Thornburg Intermediate Municipal Fund
              Thornburg New Mexico Intermediate Municipal Fund
               Thornburg New York Intermediate Municipal Fund
               Thornburg Limited Term U.S. Government Fund
                   Thornburg Limited Term Income Fund
                    Thornburg Strategic Income Fund
                          Thornburg Value Fund
                    Thornburg International Value Fund
                       Thornburg Core Growth Fund
                 Thornburg Investment Income Builder Fund
                   Thornburg Global Opportunities Fund
                   Thornburg International Growth Fund

                        2300 North Ridgetop Road
                       Santa Fe, New Mexico 87506

     Thornburg Limited Term Municipal Fund ("Limited Term National Fund"), Thornburg California Limited Term Municipal Fund ("Limited Term California Fund"), Thornburg Intermediate Municipal Fund ("Intermediate National Fund"), Thornburg New Mexico Intermediate Municipal Fund ("Intermediate New Mexico Fund"), Thornburg New York Intermediate Municipal Fund ("Intermediate New York Fund"), Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund"), Thornburg Strategic Income Fund ("Strategic Income Fund"), Thornburg Value Fund ("Value Fund"), Thornburg International Value Fund ("International Value Fund"), Thornburg Core Growth Fund ("Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), and Thornburg International Growth Fund ("International Growth Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). Prior to February 1, 2002, Thornburg International Value Fund was "Thornburg Global Value Fund." This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Class A, Class B, Class C or Class D shares offered by the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' "Thornburg Funds" Prospectus dated February 1, 2009. A copy of the Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders for each of the Funds for the fiscal year ended September 30, 2008 are incorporated herein by reference. This Statement of Additional Information is incorporated by reference into the Funds' "Thornburg Funds" Prospectus.

     The date of this Statement of Additional Information is February 1,
2009.


                            TABLE OF CONTENTS

ORGANIZATION OF THE FUNDS. . . .   . . . . . . . . . . . . . . . . __

INVESTMENT POLICIES. . . . . . . . .   . . . . . . . . . . . . . . __
  MUNICIPAL FUNDS. . . . . . . . . . . . . . . . . . . . . . . . . __
    Fund Investments-In General  . . . . . . . . . . . . . . . . . __
    Municipal Obligations. . . . . . . . . . . . . . . . . . . . . __
    Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . __
    Temporary Investments. . . . . . . . . . . . . . . . . . . . . __
    Repurchase Agreements. . . . . . . . . . . . . . . . . . . . . __
    U.S. Government Obligations. . . . . . . . . . . . . . . . . . __
    Special Risks Affecting Limited Term California Fund . . . . . __
    Special Risks Affecting Intermediate New Mexico Fund . . . . . __
    Special Risks Affecting Intermediate New York Fund . . . . . . __

  GOVERNMENT FUND and INCOME FUND. . . . . . . . . . . . . . . . . __
    Determining Portfolio Average Maturity -
      Government Fund and Income Fund. . . . . . . . . . . . . . . __
    Purchase of Certificates of Deposit
      Government Fund and Income Fund. . . . . . . . . . . . . . . __
    Mortgage-Backed Securities and Mortgage Pass-
      Through Securities - Government Fund and Income Fund . . . . __
    ther Mortgage-Backed Securities - Government Fund and
      Income Fund . . . . . . . . . . . . . . . . . . . . . . . . .__
    Other Asset-Backed Securities - Income Fund  . . . . . . . . . __
    Collateralized Mortgage Obligations ("CMOs") - Government
      Fund and Income Fund . . . . . . . . . . . . . . . . . . . . __
    FHLMC Collateralized Mortgage Obligations - Government Fund
      and Income Fund . . . . . . . . . . . . . . . . . . . . . . .__
    Other Structured Finance Arrangements - Income Fund. . . . . . __
    Repurchase Agreements-Government Fund and Income Fund. . . . . __
    When-Issued Securities-Government Fund and Income Fund . . . . __
    Reverse Repurchase Agreements-Government Fund and
      Income Fund . . . . . . . . . . . . . . . . . . . . . . . . .__
    Dollar Roll Transactions-Government Fund and Income Fund . . . __
    Securities Lending - Government Fund and Income Fund . . . . . __
    Other Investment Strategies-Income Fund. . . . . . . . . . . . __
    General Characteristics of Options-Income Fund . . . . . . . . __
    General Characteristics of Futures-Income Fund . . . . . . . . __
    Options on Securities Indices and Other Financial
     Indices - Income Fund . . . . . . . . . . . . . . . . . . . . __
    Currency Transactions-Income Fund. . . . . . . . . . . . . . . __
    Risks of Currency Transactions-Income Fund . . . . . . . . . . __
    Combined Transactions-Income Fund. . . . . . . . . . . . . . . __
    Swap Agreements, Caps, Floors and Collars-Income Fund. . . . . __
    Eurodollar Instruments-Income Fund . . . . . . . . . . . . . . __
    Risks of Strategic Transactions Outside
      The United States-Income Fund. . . . . . . . . . . . . . . . __
    Use of Segregated and Other Special Accounts-Income Fund . . . __
    Foreign Investments-Income Fund. . . . . . . . . . . . . . . . __

  STRATEGIC INCOME FUND
    Lower-Quality Debt Obligations - Strategic Income Fund . . . . __
    Mortgage-Backed Securities and Mortgage Pass-Through
      Securities - Strategic Income Fund . . . . . . . . . . . . . __
    Other Mortgage-Backed Securities - Strategic Income Fund . . . __
    Other Asset-Backed Securities - Strategic Income Fund. . . . . __
    Collateralized Mortgage Obligations ("CMOs") -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    FHLMC Collateralized Mortgage Obligations -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    Other Structured Finance Arrangements - Strategic
      Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . __
    REITS and Other Real Estate-Related Instruments -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    Convertible Debt Obligations - Strategic Income Fund . . . . . __
    U.S. Government Obligations - Strategic Income Fund. . . . . . __
    Purchase of Certificates of Deposit - Strategic Income Fund. . __
    When-Issued Securities - Strategic Income Fund . . . . . . . . __
    Dollar Roll Transactions - Strategic Income Fund . . . . . . . __
    Swap Agreements, Caps, Floors, Collars - Strategic
      Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . __
    Structured Notes - Strategic Income Fund . . . . . . . . . . . __
    Eurodollar Transactions - Strategic Income Fund. . . . . . . . __
    Indexed Securities - Strategic Income Fund . . . . . . . . . . __
    Repurchase Agreements - Strategic Income Fund. . . . . . . . . __
    Reverse Repurchase Agreements - Strategic Income Fund. . . . . __
    Securities Lending - Strategic Income Fund . . . . . . . . . . __
    Illiquid Investments - Strategic Income Fund . . . . . . . . . __
    Restricted Securities - Strategic Income Fund. . . . . . . . . __
    Foreign Investments - Strategic Income Fund. . . . . . . . . . __
    Foreign Currency Transactions - Strategic Income Fund. . . . . __
    Futures Contracts - Strategic Income Fund. . . . . . . . . . . __
    Futures Margin Payments - Strategic Income Fund. . . . . . . . __
    Limitations on Futures and Options Transactions -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . . . __
    Purchasing Put and Call Options - Strategic Income Fund. . . . __
    Writing Put and Call Options - Strategic Income Fund . . . . . __
    Combined Positions - Strategic Income Fund . . . . . . . . . . __
    Correlation of Price Changes - Strategic Income Fund . . . . . __
    Liquidity of Options and Futures Contracts -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    OTC Options - Strategic Income Fund. . . . . . . . . . . . . . __
    Options and Futures Relating to Foreign Currencies -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    Asset Coverage for Futures and Options Positions -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    Zero Coupon Bonds and "Stripped" Securities -
      Strategic Income Fund. . . . . . . . . . . . . . . . . . . . __
    Municipal Obligations - Strategic Income Fund. . . . . . . . . __
    Short Sales - Strategic Income Fund. . . . . . . . . . . . . . __

  VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND,
  INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, AND
  INTERNATIONAL GROWTH FUND .    . . . . . . . . . . . . . . . . . __
    Illiquid Investments - Equity Funds . . . . . . . . . . . . . .__
    Restricted Securities - Equity Funds. . . . . . .  . . . . . . __
    Swap Agreements, Caps, Floors, Collars - Equity Funds. . . . . __
    Indexed Securities - Equity Funds. . . . . . .  . . . . . . . .__
    Repurchase Agreements - Equity Funds. . . . . . . . . . . . . .__
    Reverse Repurchase Agreements - Equity Funds. .  . . . . . . . __
    Securities Lending - Equity Funds. . . . . . .  . . . . . . . .__
    Lower-Quality Debt Obligations - Equity Funds. . . .  . . . . .__
    Foreign Investments - Equity Funds. . . . . . .  . . . . .  . .__
    Foreign Currency Transactions - Equity Funds. .  . .  . . . . .__
    Mortgage-Backed Securities and Mortgage Pass-
      Through Securities - Equity Funds . . . . . . . . .  . . . . __
    Other Mortgage-Backed Securities - Equity Funds . . . . . . . .__
    Other Asset-Backed Securities - Equity Funds . . . . . . . . . __
    Collateralized Mortgage Obligations ("CMOs") - Equity
      Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .__
    FHLMC Collateralized Mortgage Obligations - Equity Funds . . . __
    Other Structured Finance Arrangements - Equity Funds . . . . . __
    REITs and Other Real Estate-Related Instruments -
      Equity Funds . . . . . . . . . . . . . . . . . . . . . . . . __
    Futures Contracts - Equity Funds. . . . . . .  . . . . . . . . __
    Futures Margin Payments - Equity Funds. . . . . . . . . . . . .__
    Limitations on Futures and Options Transactions -
      Equity Funds. .  . . . . . . . . . . .  . .  . . .  . . .  . __
    Purchasing Put and Call Options - Equity Funds. . . . . . . . .__
    Writing Put and Call Options - Equity Funds. . . . . . . . . . __
    Combined Positions - Equity Funds. . . . . . . . . . . . . . . __
    Correlations of Price Changes - Equity Funds. . . . . . . . . .__
    Liquidity of Options and Futures Contracts - Equity Funds. . . __
    OTC Options - Equity Funds . . . . . . . . . . . . . . . . . . __
    Option and Futures Relating to Foreign Currencies -
      Equity Funds . . . . . . . . . . . . . . . . . . . . . . . . __
    Asset Coverage for Futures and Options Positions -
     Equity Funds . . . . . . . . . . . . . . . . . . . . . . . . .__
    Structured Notes - Equity Funds . . . . . . . . . . . . . . . .__
    Zero Coupon Bonds and "Stripped" Securities - Equity Funds . . __
    Short Sales - Equity Funds . . . . .. . . . . . . . . . .  . . __

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION   . . . . . . . . __

INVESTMENT LIMITATIONS . . . . . . . . . . .   . . . . . . . . . . __
    Limited Term National Fund and Limited Term California Fund. . __ Intermediate National Fund,Intermediate New Mexico Fund and
      Intermediate New York Fund . . . . . . . . . . . . . . . . . __
    Government Fund. . . . . . . . . . . . . . . . . . . . . . . . __
    Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . . __
    Strategic Income Fund, Value Fund, International Value Fund,
      Growth Fund, Income Builder Fund, Global Opportunities Fund
      and International Growth Fund . . . . . . . . . . . . . . . .__

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . . . __
    Performance and Portfolio Information . . . . . . . . . .  . . __

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . . . __
    Limited Term National Fund (Class A and Class C Shares). . . . __
    Limited Term California Fund (Class A and Class C Shares) . . .__
    Intermediate National Fund (Class A and Class C Shares) . . . .__
    Intermediate New Mexico Fund (Class A and Class D Shares) . . .__
    Intermediate New York Fund (Class A Shares) . . . . . . . . . .__
    Government Fund (Class A, Class B and Class C Shares). . . . . __
    Income Fund (Class A and Class C Shares). . . . . . . . . . . .__
    Strategic Income Fund (Class A and Class C Shares). . . . . . .__
    Value Fund (Class A, Class B and Class C Shares) . . . . . . . __
    International Value Fund (Class A, Class B and Class C Shares) __
    Growth Fund (Class A and Class C Shares) . . . . . . . . . . . __
    Income Builder Fund (Class A and Class C Shares) . . . . . . . __
    Global Opportunities Fund (Class A and Class C Shares) . . . . __
    International Growth Fund (Class A and Class C Shares). . . . .__

ADDITIONAL MATTERS RESPECTING TAXES . . . . . . . . . . . . . . . .__
    Election by the Funds-Subchapter M . . . . . . . . . . . . . . __
    Backup Withholding . . . . . . . . . . . . . . . . . . . . . . __
    Distributions by Investment Companies-In General . . . . . . . __
    Municipal Funds-Income Dividends . . . . . . . . . . . . . . . __
    Foreign Currency Transactions. . . . . . . . . . . . . . . . . __
    Foreign Withholding Taxes. . . . . . . . . . . . . . . . . . . __
    Redemptions or Other Dispositions of Shares. . . . . . . . . . __

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS . . . . . . . . . . . . . . __

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT, AND
ADMINISTRATIVE SERVICES AGREEMENT . . . . . . . . . . . . . . . . .__
  Investment Advisory Agreement. . . . . . . . . . . . . . . . . . __
  Proxy Voting Policies. . . . . . . . . . . . . . . . . . . . . . __
  Administrative Services Agreement. . . . . . . . . . . . . . . . __

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . __
    Service Plans - All Classes . . . . . . . .. . . . . . . . . . __
    Class B Distribution Plan . . . . . . . . . . . . . . . .  . . __
    Class C and Class D Distribution Plan . . . .  . . . . . . . . __
    Amounts Paid Under Rule 12b-1 Plans and Agreements . . . . . . __

FINANCIAL INTERMEDIARY COMPENSATION . . . . . . . . . . . . . . . .__

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . __
    Portfolio Turnover Rates . . . . . . . . . . . . . . . . . . . __

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION . . . . . .__
    Selective Disclosure of Nonpublic Holdings Information . . . . __
    Making Holdings Information Publicly Available. . . . . . . . .__

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . __
    Interested Trustees . . . . . . . . . . . . . . . . . . . . . .__
    Independent Trustees . . . . . . . . . . . . . . . . . . . . . __
    Officers of the Fund (who are not Trustees) . . . . . . . . . .__
    Committees of the Trustees. . . . . . . . .  . . . . . . . . . __
    Compensation of the Trustees. . . . . . . . . . . . . . . . . .__
    Certain Ownership Interests of Trustees . . . . . . . . . . . .__
    Personal Securities Transactions of Personnel . . . . . . . . .__

INFORMATION ABOUT PORTFOLIO MANAGERS . . . . . . . . . . . . . . . __
    Portfolio Manager Compensation. . . . . . . . . . . . . . . . .__
    Conflicts of Interest. . . . . . . . . . . . . . . . . . . . . __
    Accounts Managed by Portfolio Managers . . . . . . . . . . . . __
    Portfolio Managers' Ownership of Shares in the Funds . . . . . __

PRINCIPAL HOLDERS OF SECURITIES. . . . . . . . . . . . . . . . . . __
    Limited Term National Fund . . . . . . . . . . . . . . . . . . __
    Limited Term California Fund . . . . . . . . . . . . . . . . . __
    Intermediate National Fund . . . . . . . . . . . . . . . . . . __
    Intermediate New Mexico Fund . . . . . . . . . . . . . . . . . __
    Intermediate New York Fund . . . . . . . . . . . . . . . . . . __
    Government Fund. . . . . . . . . . . . . . . . . . . . . . . . __
    Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . . __
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . . . __
    Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . . __
    International Value Fund . . . . . . . . . . . . . . . . . . . __
    Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . . __
    Income Builder Fund. . . . . . . . . . . . . . . . . . . . . . __
    Global Opportunities Fund. . . . . . . . . . . . . . . . . . . __
    International Growth Fund. . . . . . . . . . . . . . . . . . . __

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . __
    Waivers of CDSCs on Redemptions of Class B Shares . . . . . . .__
    Share Class Conversion within Certain Fee-Based Accounts. . . .__
    Moving Between Share Classes. . . . . . . . . . . . . . . . . .__

BUSINESS CONTINUITY PLAN . . . . . . . . . . . . . . . . . . . . . __

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. . . . . . . . . . . __


                         ORGANIZATION OF THE FUNDS

     Limited Term National Fund, Limited Term California Fund, Intermediate Municipal Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are diversified series and Intermediate New Mexico Fund and Intermediate New York Fund are nondiversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trustees are authorized to divide the Trust's shares into additional series and classes.

     Limited Term National Fund and Limited Term California Fund were formed on December 8, 2003 to serve as the vehicles for acquisition of substantially all of the assets, respectively, of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio (together, the "predecessor funds"), investment portfolios of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized in 1984 as a diversified open-end management investment company ("Thornburg LTMF"). The Board of Directors of Thornburg LTMF determined in December of 2003 that the best interests of Thornburg LTMF's shareholders would be served by combining its two funds with the Funds then offered by the Trust. This transaction, herein sometimes referred to as the "reorganization," was consummated on June 21, 2004 when each of the funds of Thornburg LTMF transferred substantially all of its respective assets to Limited Term National Fund and Limited Term California Fund. Each of Limited Term National Fund and Limited Term California Fund have investment objectives and policies identical to those of its predecessor fund, and each of those Funds is managed under an investment management agreement which is substantially identical to the agreement under which its predecessor fund was managed. The Funds commenced a continuous offering of their shares to the public upon the completion of the reorganization. Financial information in this Statement of Additional Information for Limited Term National Fund and Limited Term California Fund pertains to the predecessor funds for periods before the reorganization.

     The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.

                           INVESTMENT POLICIES

MUNICIPAL FUNDS

     Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, and Intermediate New York Fund are sometimes referred to in this Statement of Additional Information as the "Municipal Funds." The primary investment objective of each of the Municipal Funds is to seek as high a level of current investment income exempt from individual federal income tax as is consistent, in the view of the Funds' investment advisor, with the preservation of capital. In addition, Limited Term California Fund seeks exemption of its income dividends from California state individual income taxes, Intermediate New Mexico Fund seeks exemption of its income dividends from New Mexico state individual income taxes, and Intermediate New York Fund seeks exemption of its income dividends from New York state and New York city individual income taxes. The objective of preserving capital may preclude the Municipal Funds from obtaining the highest possible yields.

     Limited Term National Fund and Limited Term California Fund each will maintain a portfolio having a dollar-weighted average maturity of normally less than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Intermediate National Fund, Intermediate New Mexico Fund, and Intermediate New York Fund each will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate Funds may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term Funds.

     The following discussion supplements the disclosures in the Thornburg Funds Prospectus respecting the Municipal Funds' investment policies, techniques and investment limitations.

Fund Investments - In General
-----------------------------
     Each Municipal Fund's assets will normally consist of (1) municipal obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch"), (2) municipal obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that have other comparable debt obligations that are rated within the four highest grades by Moody's, S&P or Fitch, or in the case of obligors whose obligations are unrated, are deemed by Thornburg to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Municipal Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings," below. To the extent that unrated municipal obligations may be less liquid, there may be somewhat greater risk in purchasing unrated municipal obligations than in purchasing comparable, rated municipal obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated municipal obligations at disadvantageous prices without regard to the obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Municipal Funds are invested in temporary investments for defensive purposes, each Municipal Fund will, under normal conditions, invest 100% of its assets in municipal obligations and normally will not invest less than 80% of its assets in municipal obligations. This 80% policy is a fundamental investment policy of each of the Municipal Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions each of the single state Municipal Funds invests 100% of its assets in obligations originating in the state having the same name as the Fund or issued by United States territories or possessions, and as a matter of fundamental policy, invests 80% of its assets in municipal obligations (i) exempt from regular individual federal income tax and exempt from individual income tax in the state having the same name as the Fund, and (ii) originating in the state having the same name as the Fund.

     In applying the percentage investment restrictions described in the preceding paragraph and in the third and fourth paragraphs following, the term "assets" means net assets of the Fund plus the amount of any borrowings for investment purposes.

     The ability of the Municipal Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of municipal obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, Thornburg will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Municipal Funds. Thornburg subjects each issue under consideration for investment to the same or similar credit analysis that Thornburg applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Thornburg reviews data respecting the issuers of the Municipal Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     Each of the Municipal Funds has reserved the right to invest up to 20% of its assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from federal or state income tax. See "Temporary Investments" below.

     No Municipal Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Municipal Fund unless approved by a majority of the outstanding shares of the Fund.

     The Municipal Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval.

Municipal Obligations
---------------------
     Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "municipal obligations" for this discussion if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Municipal Funds may invest in a variety of types of municipal obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets a Fund's investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Municipal Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the instrument's final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by Thornburg to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined by Thornburg at the time of purchase, and will be reviewed by Thornburg from time to time thereafter, under the supervision of the Trustees of the Trust.

     A Municipal Fund also may purchase and sell municipal obligations offered on a "when-issued" or "delayed delivery" basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain in a segregated account with State Street Bank & Trust Co., the Fund's custodian, liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     The Municipal Funds may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Funds with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, these lease obligations are typically backed by the municipality's covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

     In seeking to reduce the special risks associated with investment by the Municipal Funds in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an "event of nonappropropriation"); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer's general credit is adequate; and (v) such other factors concerning credit quality or the Funds' legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (iii) the willingness of dealers to make a market for the obligation; (iv) the nature and timing of marketplace trades; and (v) such other factors concerning the trading market as Thornburg may deem relevant.

     No Municipal Fund will invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) municipal lease obligations subject to non-appropriation risk where the underlying municipal lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades by Moody's, S&P or Fitch and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days,
(3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and (4) other securities or participations not considered readily marketable by the Funds. Notwithstanding the statement in (1) above, a municipal lease obligation with non-appropriation risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated if Thornburg determines that the obligation is readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be adversely affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields, while municipal obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of municipal obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings
-------
     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest. Whereas BBB rated municipal obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, the completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely
to be less well established.   Notes bearing the designation MIG 4 are
judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced.
Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments
---------------------
     Each Municipal Fund has reserved the right to invest up to 20% of its assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in Thornburg's opinion represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See the next paragraph respecting repurchase agreements. In addition, temporary taxable investments may exceed 20% of a Fund's assets when made for defensive purposes during periods of abnormal market conditions.

Repurchase Agreements
---------------------
     Each Municipal Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of
purchase.   The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. No Municipal Fund will enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

U.S. Government Obligations
---------------------------
     Each Municipal Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks Affecting Limited Term California Fund
----------------------------------------------------
     Limited Term California Fund invests primarily in municipal obligations originating in the state of California. For this reason an investment in Limited Term California Fund may be riskier than an investment in Limited Term National Fund, which buys debt obligations from throughout the U.S. Prospective investors should consider the risks inherent in the investment concentration of Limited Term California Fund before investing. The following disclosure highlights some important economic information about the state of California, as available as of the date of this SAI. It does not represent a complete analysis of every material fact affecting the debt obligations of the state or its municipalities.

     California has a population of 36.6 million, the largest of the 50 states. Its economy is among the largest in the world when compared with other countries. The state's predominant industry, more than twice as large as the next largest, is agriculture (including fruit, vegetables, dairy, nuts, and wine). This is followed by aerospace, television, movies, light manufacturing (including computer hardware and software) and mining. Although the state's manufacturing sector has continued to contract over time, the state's service sector has expanded.

     California's economic expansion slumped for the third consecutive year in 2008 primarily in response to declining values in residential real estate and rising mortgage foreclosures. After rising through 2005, property values in California started to decline in 2006, and sharply declined in 2007 and 2008. Overall, the state's housing sector turned down more sharply from 2006 through 2008 than has the national housing sector. Tighter credit, increased volatility in the financial markets, and rising energy prices have also contributed to the declines in California's economy (along with the national economy) in 2008. Such a decline could negatively impact the state's credit rating, making it more expensive for the state to borrow money and impacting municipal issuers' ability to pay their obligations. In May 2008, for example, the City of Vallejo, California filed for federal bankruptcy protection and the adjustment of its debts under Chapter 9 of the United States Bankruptcy Code. The City of Vallejo faces a $16 million deficit with no money in reserve for its 2009 fiscal year. Analysts have predicted that other municipalities within California, equally affected by the housing slump, the overall economic downturn, and generous compensation packages for municipal employees, may face similar financial difficulties.

     At the close of fiscal year 2007-08, California had about $3.1 billion in reserves ("rainy day funds"), down from $4 billion the prior year. The state maintains two rainy day funds, the Budget Stabilization Account ("BSA") and the Reserve for Economic Uncertainties ("REU"). At the close of the 2007-08 fiscal year, the BSA had a balance of $0 and the REU had a balance of $3.1 billion.

     In September 2008 the state government enacted a balanced 2008-09 budget that calls for $103.4 billion in general fund expenditures, which is identical to the prior year's actual expenditures. Initially the 2008-09 budget projected $1.7 billion in reserves at fiscal year end, but more recent forecasts call for an $11.2 billion budget deficit, which would drain available reserves and require new borrowing.

     According to data from the Federation of Tax Administrators, an organization of state tax officials, in 2006 California state and local tax collections reached $163.7 billion. State and local tax revenue absorbed 12% of personal income, which ranked 14th in the nation. In comparison to the average state, California relies less on property tax and sales tax and more on individual and corporate income tax. In 2006 approximately 31% of state and local tax revenue was from personal income tax, 32% from sales and excise tax, 23% from property tax, 6% from corporate income tax, and 8% from other tax sources.

     According to data from the Tax Foundation, an independent organization, California's state and local debt per capita was $8,293, 12th highest in the U.S, and the combined state and local tax burden was 11.5% of personal income, ranking 12th highest in the U.S.

     According to data from Standard & Poor's Corporation, outstanding state general obligation debt totaled $60.5 billion at fiscal year end 2008. In addition, the state estimates the value of its other post-employment benefits (OPEB) obligations at $48 billion.

Special Risks Affecting Intermediate New Mexico Fund
----------------------------------------------------
     Intermediate New Mexico Fund invests primarily in municipal obligations originating in New Mexico. For this reason an investment in Intermediate New Mexico Fund may be riskier than an investment in Intermediate National Fund, which buys debt obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Intermediate New Mexico Fund before investing. The following disclosure highlights some important economic information about the state of New Mexico, as available as of the date of this SAI. It does not represent a complete analysis of every material fact affecting the debt obligations of the state or its municipalities.

     New Mexico has a population of 1.96 million, which is growing at a modest pace. Major industries in New Mexico include oil and gas production, semiconductor manufacturing, tourism, arts and crafts, agriculture, government, manufacturing, and mining. New Mexicans derive much of their income from mineral extraction. The state produces uranium ore, manganese ore, potash, salt, perlite, copper ore, beryllium and tin concentrates. Natural gas, oil and coal are also extracted. Major federally funded scientific research facilities at Los Alamos, Albuquerque, and White Sands are also important parts of the state economy and limit the state's exposure to local and national economic cycles.

     Although New Mexico's economy fared relatively well in 2008 in comparison to the national economy and the economies of certain other states, declining oil and gas prices, reduced consumer spending, and the continuation into late 2008 of the national credit crisis have slowed the state's economic growth. Such a decline could negatively impact the state's credit rating, making it more expensive for the state to borrow money and impacting municipal issuers' ability to pay their obligations. In addition to the general economic slowdown, potential future economic vulnerabilities for the state include declines in mineral extraction and possible budget decreases at federally funded laboratories.

     In fiscal year 2006-07 the state recorded record high general fund revenue of $5.8 billion and a small operating deficit of $153 million.
The state finished the 2006-07 year with a general fund balance of $642 million, or 12.6% of spending, all of which was unreserved and thus available for future spending. For 2007-08, which has ended but for which the audit is not yet available, the general fund budget projects $6.0 billion in revenue, and ending reserves of $695 million, or 13.6% of the budget. The 2008-09 budget calls for $5.9 billion in revenue, $6.1 billion in expenditures, and ending reserves of $378 million, or 6.7% of the budget. However, projections in late 2008 indicate a possible larger budget shortfall of $500 million.

     Total tax-supported debt in New Mexico is $1.9 billion, which ranks 29th among the 50 states. In addition, in 2007 the state estimated it has a $4.1 billion obligation for other post-employment benefits, which will cover non-pension retirement benefits for state employees.

     According to data from the Federation of Tax Administrators, an organization of state tax officials, in 2006 New Mexico state and local tax collections reached $7.0 billion. State and local revenue absorbed
13% of personal income, which ranked 9th highest in the nation.   New
Mexico's reliance on various forms of taxation for state and local revenue is fairly typical of the average state, except that oil and gas severance taxes provide a substantial source. In 2006, 14% of New Mexico's tax collections came from property taxes, 47% from sales and excise tax, 16% from individual income tax, 5% from corporate income tax, and 19% from other sources such as oil and gas severance tax.

     According to data from the Tax Foundation, an independent organization, New Mexico's state and local debt per capita was $5,550 in 2006, which was 35th highest in the U.S. The combined state and local tax burden was 12.9% of personal income, ranking 9th highest in the U.S.

Special Risks Affecting Intermediate New York Fund
--------------------------------------------------
     Intermediate New York Fund invests primarily in municipal obligations originating within the state of New York. For this reason, an investment in Intermediate New York Fund may be riskier than an investment in Intermediate National Fund, which buys debt obligations from throughout the U.S. Prospective investors should consider the risks inherent in the investment concentration of Intermediate New York Fund before investing. The following disclosure highlights some important economic information about the state of New York, as available as of the date of this SAI. It does not represent a complete analysis of every material fact affecting the debt obligations of the state or its municipalities.

     New York has a population of 19.3 million, third largest in the U.S. New York City dominates the economy of the state. It is a leading center of banking, finance, communications, insurance, and real estate in the U.S. Tourism is a major source of economic activity. The state is a major agricultural producer, particularly in dairy, cattle and other livestock, vegetables, nursery stock, and apples. Its industrial outputs are printing and publishing, scientific instruments, electronic equipment, machinery, and chemicals.

     The general economic downturn in 2008 is expected to have a materially adverse impact on New York's economy and the economy of New York City, which has a significant concentration of firms directly affected by recent events in the financial markets. Projected growth in personal income has been revised down to 1.1 percent in 2009 in response to weak growth in employment, capital gains, and corporate bonuses. The economic downturn is also affecting New York City's commercial real estate market, and rising vacancy rates could result in a significant contraction in the state's construction industry in 2009. An economic decline could negatively impact the state's credit rating, making it more expensive for the state to borrow money and impacting municipal issuers' ability to pay their obligations.

     In fiscal year 2007-08, the state recorded all-funds revenue collection of $115.4 billion and general fund revenues of $53.1 billion. General fund disbursements were $54.4 billion, and so the general fund experienced a $300 million deficit and finished the fiscal year with $2.7 billion in reserves. The 2008-09 general fund budget projects a balanced budget with revenue of $53.6 billion, spending of $56.1 billion, and a drawdown on reserves of $2.5 billion. The state's entire budget, which includes special operating funds, is projected to grow to $121 billion in 2009. The state is projected to experience budget deficits for fiscal years ending 2010, 2011 and 2012, currently estimated at $5.0 billion, $7.7 billion and $8.8 billion, respectively.

     According to data from the Federation of Tax Administrators, an organization of state tax officials, in 2006 New York state and local tax collections reached $123.7 billion, or $6,413 per capita, which was 2nd highest in the U.S. State and local tax revenue absorbed 15.7% of personal income, which ranked 2nd in the U.S. New York's reliance on various forms of taxation is typical of the average state. In 2006 approximately 30% of tax revenue came from property tax, 26% from sales and excise tax, 31% from individual income tax, 7% from corporate income tax and 6% from other sources.

     According to data from the Tax Foundation, an independent organization, New York's state and local debt per capita was $12,526 in 2007, which ranked 2nd highest in the U.S.

     According to data from New York's Office of the State Comptroller, state funded debt in 2007 was $52 billion, most of which is funded through state authorities. State authorities also have another $81.5 billion in debt that is not supported by state revenues. Additionally, the state estimates the value of its other post-employment employee benefits (OPEB) obligations at $47 billion.

GOVERNMENT FUND and INCOME FUND

     Government Fund and Income Fund each has the primary investment goal of providing, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the investment advisor's view, with safety of capital. Government Fund will seek to achieve its primary investment goal by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. Income Fund will seek to achieve its primary goal by investing primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of the Funds has the secondary goal of reducing fluctuations in its net asset value compared to longer term portfolios, and will pursue this goal by investing in obligations with an expected dollar-weighted average maturity of normally less than five years. There is no assurance that the Funds will achieve their respective goals.

     The following discussion supplements the disclosures in the Funds' Prospectus respecting Government Fund's and Income Fund's investment policies, techniques and investment limitations.

Determining Portfolio Average Maturity - Government Fund and Income Fund
------------------------------------------------------------------------
     For purposes of each Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on Thornburg's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund
---------------------------------------------------------------------
     In addition to the other securities each Fund may purchase, each Fund is authorized to purchase bank certificates of deposit under certain circumstances. Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than seven days, it will be considered illiquid, and subject to Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Investments - Income Fund" below). Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government,
(ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Government Fund and Income Fund
---------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Government Fund and Income Fund"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by Income Fund, but will not be purchased by Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Government Fund and Income Fund
------------------------------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither Government Fund nor Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Income Fund
-------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Income Fund" below). If otherwise consistent with Income Fund's investment objectives and policies, Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Government Fund and
Income Fund
------------------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Government Fund and Income Fund
---------------------------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Income Fund
---------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. Income Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Income Fund." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

Repurchase Agreements - Government Fund and Income Fund
-------------------------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of
purchase.   The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities - Government Fund and Income Fund
--------------------------------------------------------
     Government Fund or Income Fund each may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or
less than the purchase price.   Neither Fund believes that its net asset
value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Reverse Repurchase Agreements - Government Fund and Income Fund
---------------------------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Neither Government Fund nor Income Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Dollar Roll Transactions - Government Fund and Income Fund
----------------------------------------------------------
     Government Fund and Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Securities Lending - Government Fund and Income Fund
----------------------------------------------------
     Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Other Investment Strategies - Income Fund
-----------------------------------------
     Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of Income Fund to utilize these Strategic Transactions successfully will depend on Thornburg's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Thornburg's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund
------------------------------------------------
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto. Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits;
(iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("counterparties") through direct bilateral agreement with the counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by Thornburg to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund
------------------------------------------------
     Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in computing the 5% limit. The segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund
-----------------------------------------------------------------------
     Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund
-----------------------------------
     Income Fund may engage in currency transactions with counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund
--------------------------------------------
     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.
Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund
-----------------------------------
     Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Thornburg, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Swap Agreements, Caps, Floors and Collars - Income Fund
-------------------------------------------------------
     Among the Strategic Transactions into which Income Fund may enter are swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into the transaction, the unsecured long term debt rating of the counterparty combined with any credit enhancements, satisfies credit criteria established by the Trust's trustees. If there is a default by the counterparty or if the counterparty's creditworthiness declines, the Fund will likely have contractual remedies pursuant to the agreements related to the transaction, but the value of the swap or other agreement likely would decline, potentially resulting in losses. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, they may be less liquid than swaps.

Eurodollar Instruments - Income Fund
------------------------------------
     Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund
-----------------------------------------------------------------------
     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund
----------------------------------------------------------
     Some transactions which Income Fund may enter into, including many Strategic Transactions, require that Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Investments - Income Fund
---------------------------------
     Income Fund may invest in securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

STRATEGIC INCOME FUND

     Strategic Income Fund seeks a high level of current income. As a secondary goal, the Fund seeks some long-term capital appreciation.

     The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

     The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt instruments issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored enterprises
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

     The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of the Fund.

Lower-Quality Debt Obligations - Strategic Income Fund
------------------------------------------------------
     Strategic Income Fund may purchase lower-quality debt obligations (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities - Strategic Income Fund
---------------------------------------------------------------
     Strategic Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Strategic Income Fund," below), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Strategic Income Fund
--------------------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Strategic Income Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below under "Illiquid Investments - Strategic Income Fund." Thornburg will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Strategic Income Fund
-----------------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Strategic Income Fund" below). If otherwise consistent with Strategic Income Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Strategic Income Fund
--------------------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for Strategic Income Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Strategic Income Fund
-----------------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Strategic Income Fund
-------------------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. Strategic Income Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Strategic Income Fund" below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments - Strategic Income Fund
-----------------------------------------------------------------------
     Strategic Income Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Convertible Debt Obligations - Strategic Income Fund
----------------------------------------------------
     Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by Strategic Income Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation).

     Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

U.S. Government Obligations - Strategic Income Fund
---------------------------------------------------
     Strategic Income Fund may invest in obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Purchase of Certificates of Deposit - Strategic Income Fund
-----------------------------------------------------------
     Strategic Income Fund may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Investments - Strategic Income Fund" below).

When-Issued Securities - Strategic Income Fund
----------------------------------------------
     Strategic Income Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the
purchase price.   The Fund does not believe that its net asset value or
income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Dollar Roll Transactions - Strategic Income Fund
------------------------------------------------
     Strategic Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Swap Agreements, Caps, Floors, Collars - Strategic Income Fund
--------------------------------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease Strategic Income Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Fund believes these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Structured Notes - Strategic Income Fund
----------------------------------------
     Strategic Income Fund may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Eurodollar Instruments - Strategic Income Fund
----------------------------------------------
     Strategic Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Indexed Securities - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Strategic Income Fund
---------------------------------------------
     In a repurchase agreement, Strategic Income Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Strategic Income Fund
-----------------------------------------------------
     In a reverse repurchase agreement, Strategic Income Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments - Strategic Income Fund
--------------------------------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by Strategic Income Fund. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Based on its ongoing review of the trading markets and other factors affecting the Funds' investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, emerging market securities, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Strategic Income Fund
---------------------------------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Strategic Income Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments - Strategic Income Fund" above.

Foreign Investments - Strategic Income Fund
-------------------------------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Strategic Income Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.
The shares of the foreign issuer that are held in trust are known as American Depositary Shares. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Strategic Income Fund
-----------------------------------------------------
     Strategic Income Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value.
Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts - Strategic Income Fund" below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts - Strategic Income Fund
-----------------------------------------
     When Strategic Income Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Strategic Income Fund
-----------------------------------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Strategic Income Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions - Strategic Income Fund
-----------------------------------------------------------------------
     Strategic Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options - Strategic Income Fund
-------------------------------------------------------
     By purchasing a put option, Strategic Income Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Strategic Income Fund
----------------------------------------------------
     When Strategic Income Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes - Strategic Income Fund
----------------------------------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match Strategic Income Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Strategic Income Fund
------------------------------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for Strategic Income Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Strategic Income Fund
-----------------------------------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows Strategic Income Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Strategic Income Fund
-------------------------------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Strategic Income Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Strategic Income Fund" above.

Asset Coverage for Futures and Options Positions - Strategic Income Fund
------------------------------------------------------------------------
     Strategic Income Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Zero Coupon Bonds and "Stripped" Securities - Strategic Income Fund
-------------------------------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. Strategic Income Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Municipal Obligations - Strategic Income Fund
---------------------------------------------
     Strategic Income Fund may invest in a variety of types of municipal obligations. Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Short Sales - Strategic Income Fund
-----------------------------------
     Strategic Income Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND, INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND and INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------
     Value Fund and International Value Fund each seeks long term capital appreciation by investing in equity and debt securities of all types. Growth Fund and International Growth Fund each seeks long term growth of capital by investing in equity securities selected for their growth potential. Income Builder Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. Global Opportunities Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The secondary goal of Value Fund and International Value Fund is to seek some current income, and the secondary objective of Income Builder Fund is long term capital appreciation. There is no assurance that the Funds will achieve their respective goals.

     Value Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of Thornburg, offer prospects for meeting the Fund's investment goals.

     International Value Fund invests primarily in foreign securities, and under normal market conditions, invests at least 75% of its net assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

     Growth Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign debt obligations.

     Income Builder Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds.

     Global Opportunities Fund pursues its investment objectives by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests.

     International Growth Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including partnership interests and debt obligations.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. These Funds are sometimes referred to herein as the "Equity Funds."

Illiquid Investments - Equity Funds
-----------------------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds' investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Based on its ongoing review of the trading markets and other factors affecting the Funds' investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, emerging market securities, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Equity Funds
------------------------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments - Equity Funds" above.

Swap Agreements, Caps, Floors, Collars - Equity Funds
------------------------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Funds believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund each will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Equity Funds
---------------------------------
     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Equity Funds
------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Equity Funds
--------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Securities Lending - Equity Funds
---------------------------------
     The Funds may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Obligations - Equity Funds
---------------------------------------------
     Each of the Equity Funds may purchase lower-quality debt obligations (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Equity Funds
----------------------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.
The shares of the foreign issuer that are held in trust are known as American Depositary Shares. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Equity Funds
--------------------------------------------
     The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Each of the Equity Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Funds may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Each Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value.
Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts - Equity Funds," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Equity Funds
-----------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Equity Funds"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Equity Funds
-----------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. No Equity Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed above under "Illiquid Investments - Equity Funds." Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Equity Funds
--------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Equity Funds" below). If otherwise consistent with an Equity Fund's investment objectives and policies, a Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In purchasing such securities, no Fund will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Equity Funds
-----------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Equity Funds
--------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Equity Funds
----------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Equity Funds." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. No Fund will invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments - Equity Funds
--------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Futures Contracts - Equity Funds
--------------------------------
     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Equity Funds
--------------------------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions - Equity Funds
--------------------------------------------------------------
     No Equity Fund will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on these Funds' investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional
Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options - Equity Funds
----------------------------------------------
     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Equity Funds
-------------------------------------------
     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Equity Funds
---------------------------------
     The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes - Equity Funds
-------------------------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Equity Funds
---------------------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Equity Funds
--------------------------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments are subject to each Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Equity Funds
----------------------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of each Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Equity Funds" above.

Asset Coverage for Futures and Options Positions - Equity Funds
---------------------------------------------------------------
     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Structured Notes - Equity Funds
-------------------------------
     Each of the Equity Funds may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Zero Coupon Bonds and "Stripped" Securities - Equity Funds
----------------------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Short Sales - Equity Funds
--------------------------
     A Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


            COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and each of the Funds have claimed exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.


                      INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Limited Term National Fund and Limited Term California Fund
-----------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to each of Limited Term National Fund and Limited Term California Fund which may not be changed by either Fund unless approved by a majority of the outstanding shares of that Fund. Neither Fund may:

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to that agreement.

     For the purposes of applying the limitation set forth in paragraph
(7) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     Neither of these Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of these Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Limited Term National Fund or the Limited Term California Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, the Fund will dispose of such assets as promptly as possible.

Intermediate National Fund, Intermediate New Mexico Fund,
and Intermediate New York Fund
--------------------------------------------------------

     Thornburg Investment Trust has adopted the following fundamental investment policies respecting Intermediate National Fund, Intermediate New Mexico Fund, and Intermediate New York Fund, which may not be changed as to any of these Funds unless approved by a majority of the outstanding shares of the Fund. Unless otherwise specified below as applicable to only one of the Funds, none of Intermediate National Fund, Intermediate New Mexico Fund, or Intermediate New York Fund may:

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Any of the single state Intermediate Funds may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities
(including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or in this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" pursuant to the agreement.

     For the purposes of applying the limitation set forth in paragraph
(7) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     With respect to temporary investments, in addition to the foregoing limitations a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each Fund has the right to pledge, mortgage or hypothecate its assets, each Fund will not, as a matter of operating policy (which policy may be changed by its Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event a Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, it will dispose of such assets as promptly as possible.

Government Fund
---------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Government Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Government Fund may not:

     (1) Invest more than 20% of the Fund's assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) in the Prospectus, and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the 1940 Act, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     In applying the percentage restrictions on the Government Fund's investments described under the caption "Principal Investment Strategies" in the Fund's Prospectuses, and in applying the restriction described in item (1), above, "assets" is understood to mean net assets plus borrowings for investment purposes.

     For the purposes of applying the limitation set forth in paragraph
(6) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Income Fund
-----------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Income Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
(ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     For the purposes of applying the limitation set forth in paragraph
(3) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     As a matter of non-fundamental policy Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company (the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment advisor of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

     Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund
----------------------------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund, which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund or
International Growth Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2)  issue senior securities, except as permitted under the 1940 Act;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     For the purposes of applying the limitation set forth in paragraph
(6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For limitations applicable to the investment in futures and options transactions by each of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund, see the section entitled "Limitations on Futures and Options Transactions - Equity Funds." For limitations applicable to the investment in futures and options transactions by Strategic Income Fund, see the section entitled "Limitations on Futures and Options Transactions
- Strategic Income Fund."


                       YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     Each Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     All performance figures are calculated separately for Class A, Class B, Class C and Class D shares. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund's expenses for the period.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     A Municipal Fund, Government Fund, Income Fund or Strategic Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAVs are not adjusted for sales charges, if any.

     The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Each Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                 REPRESENTATIVE PERFORMANCE INFORMATION

Limited Term National Fund (Class A and Class C Shares)
-------------------------------------------------------
     The following data for Limited Term National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. Some of the information presented relates to a predecessor of the Fund. See "Organization of the Funds," above, for a discussion of the transaction in which the Fund was organized. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Limited Term National Fund's Class A and Class C shares for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 3.48% and 3.24% for Class A and Class C shares, respectively.

     Taxable Equivalent Yield. Limited Term National Fund's taxable equivalent yield, computed in accordance with the standardized method for the 30-day period ending September 30, 2008, using a maximum federal individual income tax rate of 35%, was 5.35% and 4.99% for Class A and Class C shares, respectively.

     Average Annual Total Return Quotations. The average annual total returns for Limited Term National Fund Class A and Class C shares are set forth for the periods ending September 30, 2008. Shares denoted as Class A were first offered on September 28, 1984, and Class C shares were first offered on September 1, 1994. All of the computations assume that an investor reinvested all dividends, and further assume the deduction of the maximum sales commission of 1.50% imposed on Class A shares. Class C shares are subject to a contingent deferred sales charge if redeemed within one year of purchase, and the one-year return figure below reflects deduction of the sales charge. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -0.02%       1.79%        3.17%
Class C         0.77%       1.80%        2.98%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A         0.02%       1.79%        3.17%
Class C         0.77%       1.80%        2.98%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A         1.26%       2.00%        3.23%
Class C         1.66%       1.97%        3.03%

Limited Term California Fund (Class A and Class C Shares)
---------------------------------------------------------
     The following data for Limited Term California Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. Some of the information presented relates to a predecessor of the Fund. See "Organization of the Funds," above for a discussion of the transaction in which the fund was organized. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Limited Term California Fund's yields for the 30-day period ended on September 30, 2008 computed in accordance with the standardized calculation described above, were 3.30% and 3.06% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Limited Term California Fund's taxable equivalent yield for the 30-day period ended on September 30, 2008, computed in accordance with the standardized method described above, using a maximum federal individual income tax rate of 35% and a maximum
California individual income tax rate of 9.3%, was 5.60% and 5.19% for Class A and Class C shares, respectively.

     Average Annual Total Return Quotations. The average annual total returns for Limited Term California Fund Class A and Class C shares are set forth for the periods ended September 30, 2008. Shares denoted as Class A were first offered on February 19, 1987, and Class C shares were first offered on September 1, 1994. All of the computations assume that an investor reinvested all dividends, and further assume the deduction of the maximum sales charge of 1.50% imposed upon purchases of Class A shares. Class C shares are subject to a contingent deferred sales charge if redeemed within one year of purchase, and the one-year return figures below reflects deduction of the sales charge. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -0.07%       1.70%        2.84%
Class C         0.67%       1.76%        2.67%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -0.09%       1.71%        2.84%
Class C         0.68%       1.76%        2.68%

Average Annual Total Return (After Taxes on Distributions
                             and Redemption)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A         1.10%       1.90%        2.92%
Class C         1.53%       1.91%        2.74%

Intermediate National Fund (Class A and Class C Shares)
-------------------------------------------------------
     The following data for Intermediate National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Intermediate National Fund yields for the 30-day period ended on September 30, 2008, computed in accordance with the standardized calculation described above, were 3.79% and 3.55% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Intermediate National Fund's taxable equivalent yields for 30-day period ended on September 30, 2008, computed in accordance with the standardized method using a maximum federal individual income tax rate of 35%, were 5.83% and 5.45% for Class A and Class C shares, respectively.

     Average Annual Total Return Quotations. Intermediate National Fund's Class A and Class C total return figures are set forth below for the periods shown ended September 30, 2008. Class A shares were first offered on July 23, 1991, and Class C shares were first offered on September 1, 1994. All of the computations assume that an investor reinvested all dividends, and further assume deduction of the maximum sales charge of 2.00% imposed upon purchases of Class A shares. Class C shares are subject to a contingent deferred sales charge if redeemed within one year of purchase, and the one-year return figures below reflect deduction of the sales charge. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.
"Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Returns (Before Taxes)

                1 Year    5 Years     10 Years
                ------    -------     --------
Class A         -3.32%      1.74%        2.99%
Class C         -2.18%      1.87%        2.86%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -3.30%       1.74%        2.99%
Class C        -2.18%       1.87%        2.86%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -0.78%       2.05%        3.15%
Class C        -0.12%       2.13%        3.00%

Intermediate New Mexico Fund (Class A and Class D Shares)
---------------------------------------------------------
     The following data for Intermediate New Mexico Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yields of Intermediate New Mexico Fund for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, were 3.48% and 3.23% for Class A and Class D shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Intermediate New Mexico Fund's taxable equivalent yields, computed in accordance with the standardized method described above for the 30-day period ended September 30, 2008, using a maximum federal individual income tax rate of 35% and a maximum New Mexico individual income tax rate of 5.3%, were 5.65% and 5.25% for Class A and D shares, respectively.

     Average Annual Total Return Quotations. Intermediate New Mexico Fund's Class A and Class D total return figures are set forth below for the periods shown ending September 30, 2008. Class A shares were first offered on June 21, 1991, and Class D shares were first offered on June 1, 1999. All of the computations assume that an investor reinvested all dividends, and further assume the deduction of the maximum sales charge of 2.00% imposed on purchases of Class A shares. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures sown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Returns (Before Taxes)

               1 Year     5 Years    10 Years
                                    (or since inception,
                                     if shorter)
               ------     -------    ------------------
Class A        -2.02%       1.79%        3.09%
Class D        -0.35%       1.91%        3.13% (06/01/99)

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years    10 Years
                                    (or since inception,
                                     if shorter)
               ------     -------    ------------------
Class A        -2.00%       1.78%        3.08%
Class D        -0.35%       1.91%        3.12% (06/01/99)

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
                                    (or since inception,
                                     if shorter)
               ------     -------   ------------------
Class A        -0.06%       2.03%        3.19%
Class D         0.95%       2.10%        3.20% (06/01/99)

Intermediate New York Fund (Class A Shares)
-------------------------------------------
     The following data for Intermediate New York Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Intermediate New York Fund Class A shares for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 3.45% This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Intermediate New York Fund's taxable equivalent yield for Class A shares, computed in accordance with the standardized method described above, using a maximum federal individual income tax rate of 35%, a maximum New York State individual income tax rate of 7.70% and a maximum New York City individual income tax rate of 3.648%, was 5.98% for the 30 day period ended on September 30, 2008.

     Average Annual Total Return Quotations. Intermediate New York Fund's Class A total return figures are set forth below for the periods shown ending September 30, 2008. Class A shares were first offered on September 4, 1997. The data for Class A shares reflect deduction of the maximum sales charge of 2.00% upon purchase. These data also assume reinvestment of all dividends at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years       10 Years
               ------     -------       --------
Class A        -1.93%      1.71%         3.15%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years       10 Years
               ------     -------       --------
Class A        -1.94%      1.71%         3.14%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years       10 Years
               ------     -------       --------
Class A         0.00%      1.98%         3.28%

Government Fund (Class A, Class B and Class C Shares)
-----------------------------------------------------
     The following data for Government Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Government Fund's yields for Class A, Class B and Class C shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, were 3.34%, 2.34% and 3.04% for Class A, Class B and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Government Fund's average annual total returns for Class A, Class B and Class C shares, are displayed in the table below for the periods shown ending September 30, 2008. Government Fund commenced sales of its Class A shares on November 16, 1987, commenced sales of its Class B shares on November 1, 2002, and commenced sales of Class C shares on September 1, 1994. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. The Class A total return figures assume the deduction of the maximum sales commission of 1.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figure shown below. These data also assume reinvestment of all dividends at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     10 Years
                                    (or since inception,
                                     if shorter)
               ------     -------   ------------------
Class A         4.15%     2.74%       4.33%
Class B        -0.63%     1.24%       1.78% (11/01/02)
Class C         5.01%     2.76%       4.16%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
                                     (or since inception,
                                      if shorter)
               ------     -------    -------------------
Class A         2.94%     1.68%       2.81%
Class B        -1.38%     0.67%       1.13% (11/01/02)
Class C         3.88%     1.80%       2.77%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
                                     (or since inception,
                                      if shorter)
               ------     -------    --------------------
Class A         2.70%     1.71%       2.76%
Class B        -0.41%     0.73%       1.14% (11/01/02)
Class C         3.25%     1.79%       2.70%

Income Fund (Class A and Class C Shares)
----------------------------------------
     The following data for Income Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Fund's yields for Class A and Class C shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, were 4.40% and 4.21% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Fund's average annual total returns for Class A shares and Class C shares, are displayed in the table below for the periods shown ending September 30, 2008. Income Fund commenced sales of its Class A shares on October 1, 1992, and commenced sales of Class C shares on September 1, 1994. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. The Class A total return figures assume the deduction of the maximum sales commission of 1.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of .50% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Returns (Before Taxes)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -1.08%      1.93%       4.09%
Class C        -0.30%      1.98%       3.92%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -2.57%     0.54%       2.30%
Class C        -1.74%     0.68%       2.27%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
               ------     -------     --------
Class A        -0.67%      0.84%       2.39%
Class C        -0.17%      0.94%       2.34%

Strategic Income Fund (Class A and Class C Shares)
--------------------------------------------------
     The following data for Strategic Income Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Strategic Income Fund's yields for Class A and Class C shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, were 6.91% and 6.66% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Strategic Income Fund's annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Strategic Income Fund commenced sales of its Class A and Class C shares on December 19, 2007. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               Since Inception
                 (12/19/07)
               ---------------
Class A          -11.33%
Class C           -8.46%

Average Annual Total Return (After Taxes on Distributions)

               Since Inception
                 (12/19/07)
               ---------------
Class A          -12.77%
Class C           -9.29%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               Since Inception
                 (12/19/07)
               ---------------
Class A           -7.31%
Class C           -5.43%

Value Fund (Class A, Class B and Class C Shares)
------------------------------------------------
     The following data for Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Value Fund's average annual total returns for Class A, Class B and Class C shares, are displayed in the table below for the periods shown ending September 30, 2008. Value Fund commenced sales of its Class A and Class C shares on October 2, 1995, and commenced sales of its Class B Shares on April 3, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. The Class B figures assume deduction of the applicable contingent deferred sales charge at the end of each period shown. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Returns (Before Taxes)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A       -32.69%      3.80%       5.69%
Class B       -33.20%      3.58%      -0.31% (04/03/00)
Class C       -30.66%      3.97%       5.36%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A       -34.05%      3.08%       5.10%
Class B       -34.57%      3.01%      -0.91% (04/03/00)
Class C       -32.01%      3.41%       4.92%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A       -19.66%      3.25%       4.80%
Class B       -19.85%      3.12%      -0.41% (04/03/00)
Class C       -18.22%      3.39%       4.60%

International Value Fund (Class A, Class B and Class C Shares)
--------------------------------------------------------------
     The following data for International Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. International Value Fund's average annual total returns for Class A, Class B and Class C shares are displayed in the table below for the periods shown ending September 30, 2008. International Value Fund commenced sales of its Class A and Class C shares on May 28, 1998, and commenced sales of its Class B shares on April 3, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. The Class B figures assume deduction of the applicable contingent deferred sales charge at the end of each period shown. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A        -31.01%     12.24%      11.79%
Class B        -31.59%     12.11%       5.82% (04/03/00)
Class C        -28.93%     12.45%      11.39%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A       -32.67%     11.36%      10.85%
Class B       -33.25%     11.38%       4.86% (04/03/00)
Class C       -30.60%     11.71%      10.59%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     10 Years
                                   (or since inception,
                                    if shorter)
               ------     -------   ------------------
Class A       -19.03%     10.44%      10.07%
Class B       -19.30%     10.43%       4.55% (04/03/00)
Class C       -17.57%     10.72%       9.80%

Growth Fund (Class A and Class C Shares)
----------------------------------------
     The following data for Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Growth Fund's average annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Growth Fund commenced sales of its Class A and Class C shares on December 27, 2000. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     Since Inception (12/27/00)
               ------     -------     --------------------------
Class A       -38.40%       5.12%       1.08%
Class C       -36.57%       5.31%       0.86%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     Since Inception (12/27/00)
               ------     -------     --------------------------
Class A       -38.40%       5.07%       1.05%
Class C       -36.59%       5.25%       0.82%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     Since Inception (12/27/00)
               ------     -------     --------------------------
Class A       -24.95%       4.42%       0.93%
Class C       -23.77%       4.58%       0.73%

Income Builder Fund (Class A and Class C Shares)
------------------------------------------------
     The following data for Income Builder Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Builder Fund's yields for Class A and Class C shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, were 5.54% and 5.13% for Class A and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Builder Fund's annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Income Builder Fund commenced sales of its Class A and Class C shares on December 24, 2002. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     5 Years     Since Inception (12/24/02)
               ------     -------     --------------------------
Class A       -25.97%      8.90%         10.85%
Class C       -23.74%      9.33%         11.18%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     5 Years     Since Inception (12/24/02)
               ------     -------     --------------------------
Class A       -27.63 %     7.06%          9.06%
Class C       -25.29%      7.67%          9.58%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     5 Years     Since Inception (12/24/02)
               ------     -------     --------------------------
Class A       -16.49%      6.74%          8.50%
Class C       -15.03%      7.24%          8.93%

Global Opportunities Fund (Class A and Class C Shares)
------------------------------------------------------
     The following data for Global Opportunities Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Global Opportunities Fund's annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Global Opportunities Fund commenced sales of its Class A and Class C shares on July 28, 2006. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     Since Inception (07/28/06)
               ------     --------------------------
Class A       -33.98%         5.44%
Class C       -32.04%         6.84%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     Since Inception (07/28/06)
               ------     --------------------------
Class A       -34.75%         4.67%
Class C       -32.74%         6.15%


Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     Since Inception (07/28/06)
               ------     --------------------------
Class A       -21.84%         4.28%
Class C       -20.60%         5.52%

International Growth Fund (Class A and Class C Shares)
------------------------------------------------------
     The following data for International Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. International Growth Fund's annual total returns for Class A and Class C shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. International Growth Fund commenced sales of its Class A and Class C shares on February 1, 2007. The Class A total return figures assume the deduction of the maximum sales charge of 4.50% on Class A shares. Class C shares are subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase. This sales charge was deducted in computing the one-year return figures shown below. These data also assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)

               1 Year     Since Inception (02/01/07)
               ------     --------------------------
Class A       -32.16%        -9.47%
Class C       -30.22%        -7.64%

Average Annual Total Return (After Taxes on Distributions)

               1 Year     Since Inception (02/01/07)
               ------     --------------------------
Class A       -32.73%        -9.91%
Class C       -30.79%        -8.08%

Average Annual Total Return (After Taxes on Distributions and Redemption)

               1 Year     Since Inception (02/01/07)
               ------     --------------------------
Class A       -20.74%        -8.11%
Class C       -19.45%        -6.56%


                   ADDITIONAL MATTERS RESPECTING TAXES

     The following discussion summarizes certain federal tax considerations generally affecting the Funds and shareholders. Certain state tax consequences associated with investments in the Municipal Funds are also summarized below. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, the laws of certain specified states (respecting the Municipal Funds) and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Elections by the Funds -Subchapter M
------------------------------------
     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Funds may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Certain exempt interest dividends are exempt from federal and certain states' income taxes, as described below under "Municipal Funds - Income Dividends." Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the rate of tax applicable to ordinary income.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Municipal Funds-Income Dividends
--------------------------------
     The Municipal Funds each intend to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply. A Municipal Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than municipal obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     Distributions by each Municipal Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     The exemption from federal income tax for distributions of interest income from municipal obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

     Distributions by Intermediate New Mexico Fund attributable to interest on obligations of the State of New Mexico and its political subdivisions and their agencies (and interest on obligations of certain United States territories and possessions) will not be subject to individual income taxes imposed by the State of New Mexico. Capital gains distributions will be subject to the New Mexico personal income tax.

     Distributions by Intermediate New York Fund attributable to interest on obligations of the State of New York, its agencies and political subdivisions (and interest on obligations of certain United States territories and possessions) is excluded in determining the New York adjusted gross income of individuals residing in New York. These distributions are similarly excludable by individuals residing in New York City for purposes of computing the New York City income tax.

     Distributions by Intermediate National Fund will be subject to treatment under the laws of the different states and local taxing authorities. Shareholders should consult their own tax advisors in this regard.

     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of distributions of income dividends by the Municipal Funds, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

    The Funds' counsel, Thompson, Hickey, Cunningham, Clow & April, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the municipal obligations or the basis for any opinions issued in connection therewith. In the case of certain municipal obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such municipal obligations could be determined to be taxable, in most cases retroactively from the date of issuance.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety
(90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45) days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Redemption or Other Disposition of Shares
-----------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.


                 DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.


           INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,
                 AND ADMINISTRATIVE SERVICES AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the table below:

-----------------------------------------------------------
Limited Term National Fund And Limited Term California Fund
-----------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .50%
$500 million to $1 billion          .40%
$1 billion to $1.5 billion          .30%
$1.5 billion to $2 billion          .25%
Over $2 billion                    .225%

----------------------------------------------------------------------
Intermediate National Fund, Intermediate New Mexico Fund, Intermediate New York Fund, and Income Fund
----------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .50%
$500 million to $1 billion          .45%
$1 billion to $1.5 billion          .40%
$1.5 billion to $2 billion          .35%
Over $2 billion                    .275%

---------------
Government Fund
---------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $1 billion                     .375%
$1 billion to $2 billion            .325%
Over $2 billion                     .275%

---------------------
Strategic Income Fund
---------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .750%
$500 million to $1 billion          .675%
$1 billion to $1.5 billion          .625%
$1.5 billion to $2 billion          .575%
Over $2 billion                     .500%

----------------------------------------------------------------------
Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund And International Growth Fund
----------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .675%

     The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Trust's Trustees (including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In this regard, the Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees' understandings of shareholders' expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor's services, and to confirm that the advisor actively and competently pursues the mutual fund's objectives. The Trustees have further concluded that seeking the lowest fee or expense ratio should not be the sole or primary objective of mutual fund trustees, but that trustees should determine that the fund's fees are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors. In this regard, the Trustees have further concluded that putting an investment advisory agreement "out to bid" as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund's objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds' performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

     The Trust's Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 15, 2008.

     In connection with their general supervision of Thornburg, the Trustees receive and consider reports throughout the year from Thornburg respecting the advisor's management of the Fund's investments. These reports include information about the Funds' purchase and sale of portfolio investments and explanations from the advisor respecting investment selections, the investment performance of the Funds, general appraisal of industry and economic prospects and factors, and other matters affecting the Funds and relating to the advisor's performance of services for the Funds.

     In anticipation of their recent consideration of the Investment Advisory Agreement's renewal, the independent Trustees met in July 2008 to plan the Trustees' evaluation of the advisor's performance and to specify the information the advisor would present to the Trustees for their review. The advisor's chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor's presentations and various specific issues respecting their consideration of the Investment Advisory Agreement's renewal. Following these sessions, the Trustees met to consider a renewal of the Investment Advisory Agreement with respect to each Fund, and determined at that meeting to renew the Investment Advisory Agreement for an additional term of one year.

     A discussion regarding the basis for the approval of each Fund's Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows.



                         Sept. 30, 2006     Sept. 30, 2007     Sept. 30, 2008
                        -------------       --------------     --------------
Limited Term              $5,362,867         $4,943,763         $4,904,782
National Fund

Limited Term              $693,537           $582,820           $574,423
California Fund

Intermediate              $189,306           $166,982           $159,122
New York Fund

Intermediate              $2,365,386         $2,534,522         $2,699,084
National Fund

Intermediate              $1,101,991         $1,021,738         $1,021,128
New Mexico Fund

Government Fund           $632,729           $542,146           $621,335

Income Fund               $1,780,980         $1,612,500         $1,535,234

Strategic Income            N/A                N/A              $218,776*
Fund

Value Fund                $18,077,940        $29,048,560        $34,331,989

International             $43,385,857        $80,553,444        $119,871,746
Value Fund

Growth Fund               $5,502,296         $17,001,119        $22,819,570

Income Builder Fund       $10,797,815        $21,050,253        $30,825,381

Global                    $16,105**          $1,573,698         $5,140,973
Opportunities Fund

International                N/A              $213,955***       $919,460
Growth Fund

    <F*> Fiscal period December 19, 2007 to September 30, 2008.
<F**> Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.


Thornburg has waived its rights to fees or paid expenses incurred by each of the Funds in the foregoing periods as follows:

                        Sept. 30, 2006     Sept. 30, 2007     Sept. 30, 2008
                        -------------     --------------      --------------
Limited Term              -                   -                   -
National Fund

Limited Term            $139,247            $25,017             $4,498
California Fund

Intermediate            $44,374             $32,356             $23,281
New York Fund

Intermediate            $146,690            $146,279            $56,539
National Fund

Intermediate            $12,231             $5,567                -
New Mexico Fund

Government Fund         $60,770             $60,136             $30,370

Income Fund             $305,743            $292,680            $149,548

Strategic Income          N/A                 N/A               $165,940*
Fund

Value Fund              $111,506            $305,712            $661,249

International           $435,705            $1,073,052          $2,169,996
Value Fund

Growth Fund             $247,594            $388,384            $1,387,708

Income Builder          $1,194,932          $1,739,426          $2,125,283
Fund

Global                  $58,536**           $157,032             $275,271
Opportunities Fund

International             N/A               $147,831***          $202,755
Growth Fund

     <F*> Fiscal period December 19, 2007 to September 30, 2008.
<F**> Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.



     Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 2008, Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund reimbursed Thornburg $25,998, $2,411, $11,334, $4,091, $521, $3,143, $6,174, $623, $158,580, $541,050, $123,920,
$131,225, $25,350, and $3,386, respectively, for accounting services, measured on an accrual basis.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption "Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of each of the Funds is available on the Thornburg website (www.thornburg.com).

Administrative Services Agreements
----------------------------------
     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A, Class B, Class C, and Class D shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Administrative Services Agreement applicable to Class A, Class B, Class C and Class D shares offered by each Fund were as follows:



                                    Sept. 30, 2006    Sept. 30, 2007    Sept. 30, 2008
                                    --------------    --------------    --------------
Limited Term National Fund
     Class A                         $1,105,306         $949,124          $868,656
     Class C                         $150,081           $117,076          $111,375

Limited Term California Fund
     Class A                         $115,747           $92,457           $83,713
     Class C                         $22,679            $18,824           $17,902

Intermediate New York Fund
     Class A                         $47,327            $41,745           $39,781

Intermediate National Fund
     Class A                         $432,562           $442,151          $412,392
     Class C                         $68,061            $67,183           $70,404

Intermediate New Mexico Fund
     Class A                         $256,486           $222,042          $210,131
     Class D                         $19,012            $18,220           $18,810

Government Fund
     Class A                         $150,921           $121,634          $127,169
     Class B                         $2,434             $3,044            $3,734
     Class C                         $35,060            $31,001           $45,998

Income Fund
     Class A                         $248,454           $216,618          $172,387
     Class C                         $64,535            $51,590           $57,483

Strategic Income Fund
(commenced 12/19/07)
     Class A                          N/A                N/A              $14,101
     Class C                          N/A                N/A              $9,344

Value Fund
     Class A                         $1,274,374         $1,766,163        $1,759,604
     Class B                         $116,169           $132,775          $113,782
     Class C                         $576,485           $701,857          $657,213

International Value Fund
     Class A                         $4,097,485         $6,652,187        $9,022,006
     Class B                         $83,236            $131,841          $161,278
     Class C                         $1,230,689         $2,157,090        $2,946,216

Growth Fund
     Class A                         $424,429           $1,251,261        $1,552,798
     Class C                         $143,675           $533,325          $722,690

Income Builder Fund
     Class A                         $823,635           $1,551,987        $2,246,514
     Class C                         $562,892           $1,310,244        $2,071,746

Global Opportunities Fund
(commenced 07/28/06)
     Class A                         $573               $113,383          $322,372
     Class C                         $307               $48,871           $167,290

International Growth Fund
(commenced 02/01/07)
     Class A                            N/A             $9,923            $52,920
     Class C                            N/A             $4,301            $35,631



     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.


                        SERVICE AND DISTRIBUTION PLANS

Service Plans - All Classes
---------------------------
     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plan") which is applicable to Class A and, if offered by that Fund, Class B, Class C and Class D. The Plan permits each Fund to pay to Thornburg (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years. Amounts received by Thornburg under the Plan for each Fund in the two most recent fiscal years were paid principally to securities dealers and other persons selling the Funds' shares for distribution, administration and shareholder services.

Class B Distribution Plan
-------------------------
     Each Fund offering Class B shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class B shares of that Fund ("Class B Distribution Plan"). The Class B Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class B shares. The Class B Distribution Plan also provides that all contingent deferred sales charges collected on redemptions of Class B shares of the Fund will be paid to TSC, in addition to the monthly amounts described in the preceding sentences.

     The purpose of the Class B Distribution Plan is to compensate TSC for its services in promoting the sales of Class B shares of the Fund. TSC expects to pay commissions to dealers upon sales of Class B shares, and will utilize amounts received under the Class B Distribution Plan for this purpose. The Distribution Plan permits TSC to sell its rights to fees under the Plan. Amounts paid under the Class B Distribution Plan for the two most recent fiscal years for each Fund that offers Class B shares were paid to a financial institution which purchased the right to receive those amounts from TSC; TSC used the purchase proceeds from the financial institution principally to pay compensation to securities dealers and other persons selling the Funds' Class B shares. The Distributor also may incur additional distribution related expenses in connection with its promotion of Class B share sales, including payment of incentive compensation, advertising and other promotional activities and the hiring of other persons to promote sales of shares. Because the Class B Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Funds.

Class C and Class D Distribution Plans
--------------------------------------
     Each Fund offering Class C shares or Class D shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class C or, if applicable, Class D shares of that Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to TSC on a monthly basis of an annual distribution fee of ..75% of the average daily net assets attributable to the Fund's Class C shares and, if applicable, Class D shares.

     The purpose of the Distribution Plan applicable to each Fund is to compensate TSC for its services in promoting the sale of Class C or Class D shares of the Fund. Amounts paid under the Class C Distribution Plan for the two most recent fiscal years for each Fund that offers Class C shares were paid to Thornburg, which purchased the right to receive those amounts from TSC; TSC used the purchase proceeds from Thornburg principally to pay compensation to securities dealers and other persons selling the Funds' Class C shares. Amounts paid under the Class D Distribution Plan for Intermediate New Mexico Fund (the only Fund which has a Class D Distribution Plan) for the two most recent fiscal years of that Fund were paid principally as compensation to securities dealers and other persons selling the Fund's Class D shares. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C or Class D shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because each Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSC's actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.

Amounts Paid Under Rule 12b-1 Plans and Agreements
--------------------------------------------------
     Each of the Funds named below paid to TSC or for the account of TSC the amounts shown in the table below under the Service Plans and Distribution Plans for each of those Funds for the fiscal years shown below.

     The following table shows the service and distribution fees paid by each Fund for its two most recent fiscal years.

                                Year Ended             Year Ended
                                Sept. 30, 2007         Sept. 30, 2008
                                --------------         --------------
Limited Term National Fund
     Class A                    $1,898,247             $1,737,313
     Class C                    $467,464               $446,322

Limited Term California Fund
     Class A                    $184,913               $167,425
     Class C                    $75,179                $71,607

Intermediate New York Fund
     Class A                    $83,491                $79,561

Intermediate National Fund
     Class A                    $884,302               $824,784
     Class C                    $322,470               $338,769

Intermediate New Mexico Fund
     Class A                    $444,085               $420,261
     Class D                    $73,069                $75,461

Government Fund
     Class A                    $243,267               $254,339
     Class B                    $24,343                $29,898
     Class C                    $124,029               $184,439

Income Fund
     Class A                    $433,236               $344,775
     Class C                    $206,289               $230,279

Strategic Income Fund
     Class A                      N/A                  $28,203*
     Class C                      N/A                  $74,751

Value Fund
     Class A                    $3,536,151             $3,517,036
     Class B                    $1,063,013             $908,901
     Class C                    $5,621,685             $5,250,674

International Value Fund
     Class A                    $13,305,200            $18,024,018
     Class B                    $1,056,675             $1,289,618
     Class C                    $17,303,822            $23,562,566

Growth Fund
     Class A                    $2,508,318             $3,100,863
     Class C                    $4,266,617             $5,777,657

Income Builder Fund
     Class A                    $3,118,122             $4,507,305
     Class C                    $10,481,992            $16,635,741

Global Opportunities Fund
     Class A                    $226,769               $640,301
     Class C                    $390,966               $1,329,607

International Growth Fund
     Class A                    $19,977**              $105,654
     Class C                    $34,410**              $280,819

<F*>  Fiscal period from December 19, 2007 to September 30, 2008.
<F**> Fiscal period from February 1, 2007 to September 30, 2007.


                    FINANCIAL INTERMEDIARY COMPENSATION

     Financial advisors and financial intermediaries who sell shares and hold shares for investors ("intermediaries") charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

     Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that Thornburg or TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds' transfer agent or other persons hired directly by the Funds.

     To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"), Thornburg or TSC may also compensate intermediaries out of Thornburg's or TSC's own resources. This compensation may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to:
Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary's personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary's marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary's shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

     As of the close of the fiscal year ended September 30, 2008, Thornburg or TSC was paying amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms:

          Charles Schwab & Co., Inc.
          Citigroup Global Markets, Inc.
          Commonwealth Financial Network
          Fidelity Brokerage Services, LLC
          LPL Financial Corporation
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          Morgan Stanley & Co., Inc.
          Pershing LLC
          Prudential Investment Management Services, LLC
          Raymond James & Associates, Inc.
          RBC Dain Rauscher Inc.
          UBS Financial Services, Inc.
          Wachovia Securities, LLC

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.


                           PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. Portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute a Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     During the three most recent fiscal years or periods, brokerage commissions were paid by Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years or periods are as follows:

                  Year Ended       Year Ended       Year Ended
                  Sept. 30, 2006   Sept. 30, 2007   Sept. 30, 2008
                  --------------   ---------------   --------------
Strategic Income
Fund                   N/A             N/A             $69,040*

Value Fund           $2,753,258      $4,942,719        $4,553,641

International
Value Fund           $10,925,848     $19,709,597       $14,094,170

Growth Fund          $1,949,534      $3,994,461        $2,964,698

Income Builder Fund  $2,803,530      $4,061,496        $3,755,698

Global Opportunities
Fund                 $22,128**       $684,780          $1,241,607

International Growth
Fund                   N/A           $139,634***       $155,102

<F*>   Fiscal period December 19, 2007 to September 30, 2008.
<F**>  Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.

     The increased commissions in the most recent fiscal year for Global Opportunities Fund and International Growth Fund were due primarily to an increase in the assets of those Funds. The decreased commissions in the most recent fiscal year for Value Fund, International Value Fund, Growth Fund and Income Builder Fund were due primarily to a decrease in the assets of those Funds. Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer's securities held by a Fund on September 30, 2008 are shown below:

Broker-Dealer       Income Fund     Strategic Income Fund     Value Fund
-------------       ----------      ---------------------     ----------
Bear Stearns         $2,913,429            -                     -

Goldman Sachs & Co.                     $70,979              $67,372,032

JP Morgan            $5,106,895            -                 $39,659,975
Chase & Co.

Lehman Brothers        $162,500         $25,000                  -

Merrill Lynch        $5,599,114            -                     -

Wells Fargo              -             $436,005                  -

     Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates
------------------------
     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:

                            Year Ended       Year Ended
                            Sept. 30, 2007   Sept. 30, 2008
                            --------------   --------------
Limited Term National Fund      21.35%          17.78%
Limited Term California Fund    22.71%          34.88%
Intermediate New York Fund      14.91%          13.42%
Intermediate National Fund      22.55%          22.00%
Intermediate New Mexico Fund    17.38%          13.48%
Government Fund                 43.35%          19.61%
Income Fund                     41.55%          42.84%
Strategic Income Fund            N/A            36.22%*
Value Fund                      79.29%          70.65%
International Value Fund        64.77%          27.31%
Growth Fund                     82.37%          79.73%
Income Builder Fund             62.60%          46.07%
Global Opportunities Fund       91.02%          83.70%
International Growth Fund      113.34%**        54.31%

<F*>  Fiscal period from December 19, 2007 to September 30, 2008.
<F**> Fiscal period from February 1, 2007 to September 30, 2007.


           DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Funds' current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds' portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds' portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------
     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Funds such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Funds or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Funds, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements to disclose the Funds' nonpublic portfolio holdings information to the following persons:

                                                         Time Lag Between
                                                       Date of Information
Name of Recipient            Frequency              and Date of Disclosure
-----------------            ---------              ----------------------
PricewaterhouseCoopers LLP   Annually and as        One month or less,
                             necessary in           depending on the date
                             connection with the    of request
                             audit services it
                             provides to the
                             Funds

Institutional Shareholder
Services, Inc.               Daily                          None

State Street Bank and
Trust                        Daily                          None

Reuters                      Daily                          None

FT Interactive Data          Daily                          None

FactSet                      Daily                          None

Standard & Poor's/J.J.
Kenny Co.                    Daily                          None

Pricing Direct Inc.          Daily                          None

GCOM Solutions               Monthly                 One month or less
                                                     depending on the date
                                                     of request

Electra Information
Systems, Inc.                Daily                          None

OMGEO LLC                    Daily                          None

Making Holdings Information Publicly Available
----------------------------------------------
     The policy and procedures provide for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of any one or more Funds on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Funds' portfolio holdings information approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July 31), except that portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.


                                  MANAGEMENT

     Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act) and six of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.


Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling       Fourteen    Director of
Thornburg, 63     of Trustees  Since       shareholder of Thornburg                   Thornburg
                  (3)          1987 (4)    Investment Management, Inc.                Mortgage,
                                           (investment advisor) and                   Inc. (real
                                           Thornburg Securities                       estate
                                           Corporation (securities                    investment
                                           dealer); Chairman of Thornburg             trust)
                                           Limited Term Municipal Fund, Inc.
                                           (registered investment company)
                                           to 2004; CEO to 2007 and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment trust);
                                           President and Sole Director of
                                           Thornburg Mortgage Advisory
                                           Corporation (investment manager
                                           to Thornburg Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing,      Fourteen    None
53                President,   Since       Director, Chief Investment
                  Member of    2001;       Officer & Co-Portfolio Manager
                  Governance   President   of Thornburg Investment
                  & Nominating Since 1997; Management, Inc.; President
                  Committee    (4)(6)      of Thornburg Limited Term
                  (5)                      Municipal Fund, Inc. to 2004.





Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
---------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater &            Fourteen      Director of
63               Member of     Since       Associates, Santa Fe, New                    Thornburg
                 Audit         1994 (4)    Mexico (developer, planner                   Mortgage,
                 Committee and             and broker of residential and                Inc.(real
                 Governance &              commercial real estate) owner,               estate
                 Nominating                developer and broker for                     investment
                 Committee                 various real estate projects.                trust)

David D.         Trustee,      Trustee     Chairman, President, CEO and   Fourteen      None
Chase, 67        Chairman of   Since       Managing Member of Vestor
                 Audit         2000 (4)    Associates, LLC, the general
                 Committee                 partner of Vestor Partners, LP,
                                           Santa Fe, NM (private equity
                                           fund); Chairman and CEO of Vestor
                                           Holdings, Inc., Santa Fe, NM
                                           (merchant bank).

Eliot R.         Trustee,      Trustee     Partner, Akin, Gump, Strauss,   Fourteen     Director of
Cutler, 62       Chairman of   Since       Hauer & Feld, LLP, Beijing,                  Thornburg
                 Governance    2004 (4)    China (law firm).                            Mortgage, Inc.
                 & Nominating                                                           (real estate
                 Committee                                                              investment
                                                                                        trust)

Susan H.         Trustee,      Trustee     President of Dubin              Fourteen     None
Dubin, 60        Member of     Since       Investment, Ltd., Greenwich,
                 Audit         2004 (4)    Connecticut (private investment
                 Committee                 fund); Director and officer
                                           of various charitable
                                           organizations.

Owen D.          Trustee,      Trustee     President of Dirks, Van         Fourteen     None
Van Essen,       Member of     Since       Essen & Murray, Santa Fe
55               Governance    2004 (4)    New Mexico (newspaper mergers
                 & Nominating              and acquisitions).
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe    Fourteen     None
Weyhrauch, 49    Member of     Since       Properties, Santa Fe,
                 Audit         1996 (4)    NM (since 2004); President &
                 Committee                 CEO from 1997-2004 & Vice
                                           Chairman, 2004 to date, Nambe
                                           Mills, Inc., Santa Fe, NM
                                           (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------

George T.        Vice          Vice        Portfolio Manager, Co-         Not           Not
Strickland, 45   President;    President   Portfolio Manager, Vice        applicable    applicable
                 Treasurer     Since       President, and Managing
                               1996;       Director of Thornburg
                               Treasurer   Investment Management, Inc.;
                               Since 2007  Vice President (to 2004) and
                               (6)         Treasurer (2003-2004) of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.

William V.        Vice         Vice        Portfolio Manager,Co-          Not         Not
Fries, 69         President    President   Portfolio Manager, Vice        applicable  applicable
                               Since 1995  President and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.


Leigh Moiola,    Vice          Vice        Vice President and Managing    Not           Not
41               President     President   Director of Thornburg          applicable    applicable
                               Since 2001  Investment Management,
                                           Inc.; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. to
                                           2004.

Alexander        Vice          Vice        Portfolio Manager, Co-         Not        Not
Motola, 38       President     President   Portfolio Manager (to 2008),   applicable  applicable
                               Since 2001  Vice President, and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager           Not           Not
37                President    President   since 2006, Managing Director  applicable    applicable
                               Since 1999  since 2004, Vice President,
                                           and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager since   Not           Not
45                President    President   2007, Managing Director      applicable    applicable
                               Since 1999  since 2004, Associate
                                           Portfolio Manager and Vice
                                           President of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004.

Christopher       Vice         Vice        Co-Portfolio Manager since      Not          Not
Ihlefeld, 38      President    President   2007, Managing Director since   applicable   applicable
                               Since 2003  2006, and Associate Portfolio
                                           Manager and Vice President
                                           of Thornburg Investment
                                           Management, Inc.; Vice
                                           President of Limited Term
                                           Municipal Fund, Inc., 2003-2004.

Leon              Vice         Vice        Managing Director since 2007    Not          Not
Sandersfeld, 42   President    President   and Associate of Thornburg      applicable   applicable
                               Since 2003  Investment Management, Inc.


Sasha Wilcoxon,   Vice         Vice        Managing Director since        Not           Not
34                President;   President   2007, Mutual Fund Support      applicable    applicable
                  Secretary    Since 2003; Service Department Manager,
                               Secretary   and Associate of Thornburg
                               since 2007  Investment Management, Inc.
                               (6)

Ed Maran,         Vice         Vice        Co-Portfolio Manager since      Not          Not
50                President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Vinson            Vice         Vice        Co-Portfolio Manager since      Not          Not
Walden, 38        President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Thomas          Vice          Vice         Vice President and Managing     Not           Not
Garcia, 37      President     President    Director since 2004 and         Applicable    Applicable
                              Since 2006   Associate Portfolio Manager
                                           of Thornburg Investment
                                           Management, Inc.

Lei             Vice          Vice         Co-Portfolio Manager and        Not           Not
Wang, 37        President     President    Managing Director since 2006,   Applicable    Applicable
                              Since 2006   and Associate Portfolio
                                           Manager since 2004 of Thornburg
                                           Investment Management, Inc.;
                                           Associate, Enso Capital
                                           Management, LLC 2002-2004.

Connor            Vice        Vice         Co-Portfolio Manager and        Not            Not
Browne, 29        President   President    Managing Director since         Applicable     Applicable
                              Since 2006   2006, and Associate
                                           Portfolio Manager of
                                           Thornburg Investment
                                           Investment Management, Inc.

Jason             Vice        Vice         Co-Portfolio Manager since      Not            Not
Brady, 34         President   President    2006 and Managing Director      Applicable     Applicable
                              Since 2007   since 2007 of Thornburg
                                           Investment Management, Inc.;
                                           Portfolio Manager, Fortis
                                           Investments 2005-2006;
                                           Associate, Fidelity Investments
                                           2003-2004.

Lewis              Vice        Vice        Co-Portfolio Manager and        Not           Not
Kaufman, 33        President   President   Managing Director since 2007,   Applicable    Applicable
                               Since 2007  and Associate Portfolio Manager
                                           since 2005 of Thornburg Investment
                                           Management, Inc.; Associate,
                                           Citigroup, 2003-2004.

Christopher        Vice        Vice        Associate Portfolio Manager     Not           Not
Ryon, 52           President   President   since 2008 of Thornburg         Applicable    Applicable
                               Since 2008  Investment Management, Inc.;
                                           Principal, Vanguard Funds to
                                           2008.

Lon Erickson,      Vice        Vice        Associate Portfolio Manager     Not           Not
33                 President   President   since 2008 of Thornburg         Applicabl     Applicable
                               Since 2008  Investment Management, Inc.;
                                           Senior Analyst, State Farm
                                           Insurance to 2008.

Kathleen           Vice        Vice        Senior Tax Accountant and       Not           Not
Brady, 48          President   President   Associate of Thornburg          Applicable    Applicable
                               Since 2008  Investment Management, Inc.
                                           since 2007; Chief Financial
                                           Officer, Vestor Partners, LP
                                           to 2007.

Jack Gardner,       Vice       Vice        Managing Director since 2007    Not           Not
54                  President  President   of Thornburg Investment         Applicable    Applicable
                               Since 2008  Management, Inc.; President,
                                           Thornburg Securities Corporation
                                           since 2008; National Sales
                                           Director, Thornburg Securities
                                           Corporation since 2004.

(1)     Each person's address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 14 separate investment "Funds" or "series."
        Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 14 Funds of the Trust.  Each Trustee oversees the 14 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
        Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 14 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons, David D. Chase (chairman), David
A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Funds' independent registered public accounting firm which audits the annual financial statements of each Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Funds' accounting and financial reports. The committee held four meetings in the Trust's fiscal year ended September 30, 2008.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Funds' investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will (i) conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held three meetings in the Trust's fiscal year ended September 30, 2008.

Compensation of Trustees
------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. Effective January 1, 2009, The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $96,000 payable quarterly. Ten percent of each quarterly payment shall be invested in one or more Funds, as the Trustee selects, and will be subject to an undertaking by the Trustee to retain the shares during the Trustee's tenure. In addition, each Trustee is compensated $7,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; provided, however, that the compensation is $3,500 for each meeting or session attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee who is not an interested person of the Trust $2,500 for each committee meeting attended. The Trust pays the chairman of the Audit Committee an additional annual compensation of $7,500, payable quarterly, and pays the chairman of the Governance and Nominating Committee an additional annual compensation of $5,000, payable quarterly. The Trust also compensates each independent Trustee $1,500 for each session that such Trustee attends with a Trust service provider, except that if the Trustee is required to travel away from home for the session, the Trust will compensate the Trustee $2,500.

     Trustees are not separately compensated for days spent attending continuing education programs or for time spent traveling to meetings.
The Trust reimburses each Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee's service for the Trust. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the fiscal year ended September 30, 2008 as follows:




                                    Pension or
                                    Retirement      Estimated      Total
                      Aggregate     Benefits        Annual         Compensation
                      Compensation  Accrued as      Benefits       from Trust and
Name of               from          Part of         Upon           Fund Complex
Trustee               Trust         Fund Expenses   Retirement     Paid to Trustee
--------              ------------  -------------   -------------  ---------------
Garrett Thornburg         0             0                0                 0

David A. Ater         $101,250          0                0             $101,250

David D. Chase        $102,000          0                0             $102,000

Eliot R. Cutler        $93,250          0                0              $93,250

Susan H. Dubin         $97,750          0                0              $97,750

Brian J. McMahon          0             0                0                 0

Owen D. Van Essen      $87,750          0                0              $87,750

James W. Weyhrauch     $97,750          0                0              $97,750




Certain Ownership Interests of Trustees
---------------------------------------
Column (2) of the following table shows the dollar range of shares owned beneficially by each Trustee in each Fund as of December 31, 2008.

(1)                 (2)                                         (3)                   (4)
                                                                                      Aggregate
                                                                                      Dollar Range
                                                                                      of Securities
                                                                Dollar Range          in all Funds
                                                                of Securities         of the Trust
Name of Trustee     Name of Fund                                in each Fund          as of 12/31/08
---------------     ------------                                -------------         --------------

Garrett Thornburg   New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000
                                                                                       over $100,000

Brian J. McMahon    Limited Term Municipal Fund                  over $100,000

                    Intermediate Municipal Fund                  over $100,000

                    New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                    Strategic Income Fund                        over $100,000

                                                                                       over $100,000

David A. Ater        New Mexico Intermediate Municipal
                     Fund                                   $50,001 - $100,000

                     Value Fund                                  over $100,000

                     International Value Fund                    over $100,000

                     Core Growth Fund                            over $100,000

                     Global Opportunities Fund                   over $100,000

                     International Growth Fund                   over $100,000

                                                                                       over $100,000

David D. Chase      International Value Fund                      $1 - $10,000

                    Core Growth Fund                              $1 - $10,000

                    Investment Income Builder Fund                $1 - $10,000

                    Global Opportunities Fund                     $1 - $10,000

                                                                                   $10,001 - $50,000

Eliot R. Cutler     Limited Term Municipal Fund             $50,001 - $100,000


                    Strategic Income Fund                   $50,001 - $100,000

                    Value Fund                                    $1 - $10,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                         $10,001 - $50,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                $10,001 - $50,000

                                                                                       over $100,000

Susan H. Dubin      International Value Fund                     over $100,000

                    Core Growth Fund                              $1 - $10,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                     $1 - $10,000
                                                                                       over $100,000

Owen Van Essen      New Mexico Intermediate Municipal Fund       over $100,000

                    Strategic Income Fund                        over $100,000

                    Value Fund                              $50,001 - $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                                                                                       over $100,000

James W.            Value Fund                              $50,001 - $100,000
Weyhrauch
                    International Value Fund                 $10,001 - $50,000


                    Core Growth Fund                        $50,001 - $100,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund               $50,001 - $100,000

                                                                                       over $100,000



Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.


                   INFORMATION ABOUT PORTFOLIO MANAGERS

     Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of a Fund's investments and the manager's management of other accounts. These conflicts could include:

     - Allocating a favorable investment opportunity to one account but not another.

     - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Funds' investments and the manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers
--------------------------------------
     Set out below for each of the portfolio and co-portfolio managers named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of September 30, 2008. The information includes the Fund or Funds as to which each individual is a portfolio or co-portfolio manager. Except as noted below, as of September 30, 2008, the advisory fee for each of the accounts was not based on the investment performance of the account.

George T. Strickland
--------------------
Registered Investment Companies:  Accounts:  6    Assets: $2,190,307,746
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

William V. Fries
----------------
Registered Investment Companies:  Accounts:  17   Assets: $21,388,909,218
Other Pooled Investment Vehicles: Accounts:   9   Assets: $1,584,151,401
Other Accounts:                   Accounts: 4,030 Assets: $6,311,971,764
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Alexander M.V. Motola
---------------------
Registered Investment Companies:  Accounts:  4    Assets: $2,212,059,640
Other Pooled Investment Vehicles: Accounts:  1    Assets: $14,172,357
Other Accounts:                   Accounts:  36   Assets: $107,511,505
Advisory Fee based
on Performance:                   Accounts:  2    Assets: $93,245,486

Brian J. McMahon
----------------
Registered Investment Companies:  Accounts:  3    Assets: $4,103,452,689
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Edward Maran
-------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  6    Assets: $956,672,116
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006

Wendy Trevisani
---------------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  7    Assets: $664,881,955
Other Accounts:                   Accounts: 9,256 Assets: $7,288,666,329
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Lei Wang
--------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  3    Assets: $627,479,285
Other Accounts:                   Accounts: 27    Assets: $3,823,782,758
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Connor Browne
-------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  7    Assets: $970,844,473
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $14,172,357

W. Vinson Walden
----------------
Registered Investment Companies:  Accounts:  2    Assets: $436,397,156
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Josh Gonze
----------
Registered Investment Companies:  Accounts:  5    Assets: $2,142,794,846
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

Christopher Ihlefeld
--------------------
Registered Investment Companies:  Accounts:  5    Assets: $2,142,794,846
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

Jason Brady
-----------
Registered Investment Companies:  Accounts:  5    Assets: $4,274,751,900
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 41    Assets: $161,900,949

Portfolio Managers' Ownership of Shares in the Funds
----------------------------------------------------
     Displayed below for each of the portfolio and co-portfolio managers named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. The information presented is current as of September 30, 2008. In each case, the dollar range listed may include shares owned by the portfolio or co-portfolio manager through the manager's self-directed account in Thornburg's retirement plan. In addition to the holdings noted below, each of the portfolio and co-portfolio managers is a participant in Thornburg's profit sharing plan, which invests in shares of each of the Funds.

George T. Strickland
--------------------
Limited Term National Fund     $50,001 - $100,000
Intermediate National Fund     $50,001 - $100,000
Limited Term California Fund         None
Intermediate New Mexico Fund   $100,001 - $500,000
Intermediate New York Fund           None
Strategic Income Fund          $100,001 - $500,000

William V. Fries
----------------
Value Fund                     Over $1,000,000
International Value Fund       Over $1,000,000

Alexander M.V. Motola
---------------------
Growth Fund                    $100,001 - $500,000
International Growth Fund      $100,001 - $500,000

Brian J. McMahon
----------------
Income Builder Fund            Over $1,000,000
Global Opportunities Fund      Over $1,000,000

Edward Maran
------------
Value Fund                     $100,001 - $500,000

Wendy Trevisani
---------------
International Value Fund       $100,001 - $500,000

Lei Wang
--------
International Value Fund       $10,001 - $50,000

Connor Browne
-------------
Value Fund                     $100,001 - $500,000

W. Vinson Walden
----------------
Global Opportunities Fund      $50,001 - $100,000

Josh Gonze
----------
Limited Term National Fund     $1 - $10,000
Intermediate National Fund     $50,001 - $100,000
Limited Term California Fund       None
Intermediate New Mexico Fund   $50,001 - $100,000
Intermediate New York Fund         None

Christopher Ihlefeld
--------------------
Limited Term National Fund         None
Intermediate National Fund         None
Limited Term California Fund       None
Intermediate New Mexico Fund       None
Intermediate New York Fund         None

Jason Brady
-----------
Government Fund                $50,001 - $100,000
Income Fund                    $1 - $10,000
Strategic Income Fund          $10,001 - $50,000
Income Builder Fund            $50,001 - $100,000


                     PRINCIPAL HOLDERS OF SECURITIES

Limited Term National Fund
--------------------------
     As of November 4, 2008, Limited Term National Fund had an aggregate of 93,734,427.29 shares outstanding, of which 52,541,107.32 were Class A shares and 7,704,221.39 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's Class C shares.

                                No. and Class          % of Total
Shareholder                       of Shares           Shares of Class
-----------                     -------------         ---------------
Merrill Lynch                    961,991.14              12.49%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Citigroup Global Markets, Inc.   452,842.19               5.88%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Limited Term California Fund
----------------------------
     As of November 4, 2008, Limited Term California Fund had an aggregate of 9,462,626.58 shares outstanding, of which 5,049,249.94 were Class A shares and 1,248,244.30 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's Class C shares:

                                No. and Class          % of Total
Shareholder                       of Shares           Shares of Class
-----------                     -------------         ---------------
Merrill Lynch                    285,087.50                5.65%
f/b/o its Customers             Class A shares
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Charles Schwab & Co.             250,338.31               20.06%
Special Custody Account         Class C shares
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch                    111,755.23                8.95%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

NFS LLC                           98,784.55                7.91%
167 South Park                  Class C shares
San Francisco, CA 94107-1808

Intermediate National Fund
--------------------------
     As of November 4, 2008, Intermediate National Fund had an aggregate of 41,186,961.40 shares outstanding, of which 24,405,288.56 were Class A shares and 4,719,253.79 were Class C shares. On November 4, 2008, the officers, Trustees, and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's Class C shares.

                                No. and Class          % of Total
Shareholder                       of Shares           Shares of Class
-----------                     -------------         ---------------
Charles Schwab & Co.             1,229,914.99              5.04%
Special Custody Account         Class A shares
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch                     738,858.73              15.66%
f/b/o its Customers              Class C shares
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Citigroup Global Markets, Inc.    333,128.68               7.06%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Intermediate New Mexico Fund
----------------------------
     As of November 4, 2008, Intermediate New Mexico Fund had 15,832,508.85 shares outstanding, of which 12,612,992.41 were Class A shares and 1,209,112.15 were Class D shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class D shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class D shares.

                                No. and Class          % of Total
Shareholder                       of Shares           Shares of Class
-----------                     -------------         ---------------
AG Edwards & Sons, Inc.           220,024.34             18.20%
1 North Jefferson Ave.           Class D shares
St. Louis, MO 63103-2287

Raymond James & Associates, Inc.   69,891.32              5.78%
880 Carillon Pkwy                Class D shares
St. Petersburg, FL 33716-1100

Intermediate New York Fund
--------------------------
     As of November 4, 2008, Intermediate New York Fund had 2,637,232.31 shares outstanding, all of which were Class A shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Fund's shares. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's Class A shares:

                                  No and Class          % of Total
Shareholder                         of Shares         Shares in Class
-----------                       ------------        ---------------
Charles Schwab & Co., Inc.         453,108.68              17.18%
101 Montgomery St.                Class A shares
San Francisco, CA 94104-4151

Pershing LLC                       137,087.43               5.20%
P.O. Box 2052                     Class A shares
Jersey City, NJ 07303-2052

Government Fund
---------------
     As of November 4, 2008, Government Fund had an aggregate of 19,389,754.35 shares outstanding, of which 10,461,214.97 were Class A shares, 456,843.42 were Class B shares, and 6,337,474.69 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A, Class B or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A or Class C shares:

                                 No. and Class          % of Total
Shareholder                         of Shares         Shares in Class
-----------                       ------------        ---------------
Charles Schwab & Co., Inc.         738,210.52              7.06%
101 Montgomery St.                Class A shares
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.     548,942.32              5.25%
House Account                     Class A shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Merrill Lynch                     1,151,130.72             18.16%
f/b/o its Customers               Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.     778,650.43              12.29%
House Account                     Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Income Fund
-----------
     As of November 4, 2008, Income Fund had an aggregate of 25,920,145.81 shares outstanding, of which 11,070,329.39 were Class A shares and 4,742,439.40 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A or Class C shares:

                                 No. and Class          % of Total
Shareholder                         of Shares         Shares in Class
-----------                       ------------        ---------------
Charles Schwab & Co., Inc.         828,047.80              7.48%
101 Montgomery St.                Class A shares
San Francisco, CA 94104-4151

Merrill Lynch                      682,789.21             14.40%
f/b/o its Customers               Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.     352,953.74              7.44%
House Account                     Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Strategic Income Fund
---------------------
     As of November 4, 2008, Strategic Income Fund had an aggregate of 4,633,585.54 shares outstanding, of which 1,946,143.26 were Class A shares and 1,236,860.55 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A or Class C shares:

                               No. and Class               % of Total
Shareholder                      of Shares               Shares in Class
-----------                    --------------            ---------------
NFS LLC                           277,602.86                 14.26%
167 South Park                  Class A shares
San Francisco, CA 94107-1808

Merrill Lynch                     155,051.06                 12.54%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Value Fund
----------
     As of November 4, 2008, Value Fund had an aggregate of 125,813,714.29 shares outstanding, of which 38,664,304.01 were Class A shares, 2,298,628.10 were Class B shares, and 14,478,321.29 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the Class A, Class B or Class C shares of the Fund. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of Value Fund's Class A shares or Class C shares:

                               No. and Class               % of Total
Shareholder                      of Shares               Shares in Class
-----------                    --------------            ---------------
Charles Schwab & Co., Inc.      6,213,913.76                16.07%
101 Montgomery St.             Class A shares
San Francisco, CA 91404-4151

Merrill Lynch                   121,984.82                   5.31%
f/b/o its Customers            Class B shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Merrill Lynch                   842,255.58                   5.82%
f/b/o its Customers            Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

International Value Fund
------------------------
     As of November 4, 2008, International Value Fund had 591,265,099.35 shares outstanding, of which 217,661,997.83 were Class A shares, 4,215,131.20 were Class B shares, and 78,056,915.38 were Class C shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust held less than 1% of the Class A, Class B or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A, Class B or Class C shares:

                                No. and Class              % of Total
Shareholder                     of Shares                Shares in Class
-----------                     -------------            ---------------
Charles Schwab & Co., Inc.      21,910,859.45                 10.07%
101 Montgomery Street           Class A shares
San Francisco, CA 94104-4151

Merrill Lynch                   18,432,794.91                  8.47%
f/b/o its Customers             Class A shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Merrill Lynch                    955,058.00                   22.66%
f/b/o its Customers             Class B shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Merrill Lynch                   25,600,478.33                 32.80%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.  13,943,820.68                 17.86%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Growth Fund
-----------
     As of November 4, 2008, Growth Fund had an aggregate of 143,297,569.23 shares outstanding, of which 49,581,062.36 were Class A shares and 29,301,633.21 were Class C shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A or Class C shares:

                                No. and Class              % of Total
Shareholder                       of Shares              Shares in Class
-----------                     -------------            ---------------
Charles Schwab & Co., Inc.       4,325,387.07                 8.72%
101 Montgomery Street           Class A shares
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.   2,780,554.05                 5.61%
House Account                   Class A shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Citigroup Global Markets, Inc.   6,679,294.33                22.79%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Merrill Lynch                    5,460,179.08                18.63%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Income Builder Fund
-------------------
     As of November 4, 2008, Income Builder Fund had an aggregate of 201,128,481.41 shares outstanding, of which 77,282,895.99 were Class A shares and 79,974,129.49 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of Class A or Class C shares of the Fund:

                                No. and Class              % of Total
Shareholder                         of Shares            Shares in Class
-----------                     -------------            ---------------
Charles Schwab & Co., Inc.       5,080,540.28                 6.57%
101 Montgomery Street           Class A shares
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.   4,703,742.56                 6.09%
House Account                   Class A shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Citigroup Global Markets, Inc.  20,641,062.99                25.81%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Merrill Lynch                   10,555,265.65                13.20%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Global Opportunities Fund
-------------------------
     As of November 4, 2008, Global Opportunities Fund had an aggregate of 27,589,438.95 shares outstanding, of which 9,422,039.87 were Class A shares and 7,437,236.64 were Class C shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held or record or beneficially 5% or more of Class C shares of the Fund:

                                No. and Class            % of Total
Shareholder                        of shares            Shares in Class
-----------                     -------------           ---------------
Charles Schwab & Co., Inc.       1,388,729.75                14.74%
101 Montgomery Street           Class A shares
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.    582,023.17                  6.18%
House Account                   Class A shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

LPL Financial                     510,242.59                  5.42%
f/b/o its Customers             Class A shares
P.O. Box 509048
San Diego, CA 92150-9048

Citigroup Global Markets, Inc.   1,361,447.81                18.31%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Merrill Lynch                    1,093,112.22                14.70%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

International Growth Fund
-------------------------
     As of November 4, 2008, International Growth Fund had an aggregate of 7,225,273.54 shares outstanding, of which 2,463,182.02 were Class A shares and 2,204,083.00 were Class C shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust held less than 1% of the Class A or Class C shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class A or Class C shares:

                                 No. and Class            % of Total
Shareholder                       of Shares             Shares in Class
-----------                      -------------          ---------------
Charles Schwab & Co., Inc.       208,696.22                  8.47%
101 Montgomery Street           Class A shares
San Francisco, CA 94104-4151

Citigroup Global Markets, Inc.   155,850.65                  6.33%
House Account                   Class A shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256

Merrill Lynch                    678,834.26                 30.80%
f/b/o its Customers             Class C shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.   434,193.27                 19.70%
House Account                   Class C shares
11155 Red Run Blvd.
Owings Mills, MD 21117-3256


                            NET ASSET VALUE

     Each Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                              DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation ("TSC") acts as principal underwriter of Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.

     The following table shows the commissions and other compensation received by TSC from each of the Funds for the fiscal year ended September 30, 2008, except for amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."


                            Aggregate         Net Underwriting
                            Underwriting   Discounts and Commissions         Compensation on           Brokerage        Other
Fund                        Commissions           Paid to TSC           Redemptions and Repurchases    Commissions   Compensation
-----                       ------------   --------------------------   ---------------------------    -----------   ------------
Limited Term National Fund     $371,898          $6,743                            $5,272                 -0-          -0-

Limited Term California Fund   $46,727           $324                              $221                   -0-          -0-

Intermediate National Fund     $240,739          $3,322                            $5,599                 -0-          -0-

Intermediate New Mexico Fund   $233,542          $4,902                              -0-                  -0-          -0-

Intermediate New York Fund     $9,630              -0-                               -0-                  -0-          -0-

Government Fund                $68,639             -0-                             $17,876                -0-          -0-

Income Fund                    $88,836           $901                              $6,830                 -0-          -0-

Strategic Income Fund*         $193,920          $22,610                           $20,207                -0-          -0-

Value Fund                     $1,264,376        $142,483                          $56,539                -0-          -0-

International Value Fund       $9,200,868        $1,006,548                        $580,010               -0-          -0-

Growth Fund                    $2,585,720        $295,479                          $271,126               -0-          -0-

Income Builder Fund            $8,123,569        $993,389                          $535,169               -0-          -0-

Global Opportunities Fund      $1,066,915        $134,292                          $125,298               -0-          -0-

International Growth Fund      $342,832          $40,919                           $18,717                -0-          -0-

<F*>  Fiscal period December 19, 2007 to September 30, 2008.


     ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

Waivers of CDSCs on Redemptions of Class B Shares
-------------------------------------------------
     The contingent deferred sales charge (CDSC) imposed on redemptions of Class B shares will be waived in the event of the death of the shareholder (including a registered joint owner) occurring after the purchase of the shares redeemed. The CDSC also will be waived for redemptions resulting from minimum required distributions made in connection with an IRA, Keogh Plan or a custodial account under Section 403(b) of the Code, or other qualified retirement plan, following attainment of age 70-1/2.

     To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

     Certain purchases of $1 million or more qualify for purchase without a sales charge, and Thornburg or TSC may pay compensation to financial advisors who place orders of $1 million or more, as more specifically described in the Funds' Prospectus. However, to the extent shares of a fund purchased pursuant to this exception to the ordinary sales charge on Class A shares are held for more than 12 months but are redeemed less than 18 months after purchase, no compensation will be paid to financial advisors under this program for reinvestment otherwise qualifies for the exception to the sales charge for purchases of $1 million or more. Thornburg and TSC reserve the right to make judgments respecting these payments of compensation in reinvestment of redemption proceeds, in their reasonable discretion.

Share Class Conversion within Certain Fee-Based Accounts
--------------------------------------------------------
     Some shareholders may hold shares of the Funds through fee-based programs, often referred to as "wrap accounts," that are managed by investment dealers, financial advisors or other investment professionals (each, a "wrap account intermediary"). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of shares through the program which are additional to the ownership requirements described in the applicable prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion of a shareholder's shares in a Fund, including those shares purchased by the shareholder during the shareholder's participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Funds out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Funds. Any such converstion by a wrap account intermediary will be made in accordance with the applicable prospectuses of the Funds, and will be made without the imposition by the Funds of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

     If you own shares of the Funds through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Funds' shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

Moving Between Share Classes
----------------------------
     Thornburg believes, based upon current interpretations of law, that a shareholder's exchange of shares of one class of a Fund for shares of a different class of the same Fund may, under certain circumstances, not result in the realization of gain or loss for federal income tax purposes. To determine whether you may be eligible for this type of tax-favored exchange, please contact Thornburg before redeeming your existing shares. You should also consult your own tax advisors with respect to the particular federal, state, local and foreign tax consequences of an exchange of shares.

     Even if an exchange does not result in the realization of gain or loss for federal income tax purposes, any sales charges that you paid or that are payable on the shares you originally held (including any contingent deferred sales charges incurred upon redemption) will not be credited back to your account.


                        BUSINESS CONTINUITY PLAN

     Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with these plans, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Funds.


                  Statement of Additional Information
                                  for
                      Institutional Class Shares
                                   of
                  Thornburg Limited Term Municipal Fund
              Thornburg California Limited Term Municipal Fund
                  Thornburg Intermediate Municipal Fund
              Thornburg New Mexico Intermediate Municipal Fund
               Thornburg Limited Term U.S. Government Fund
                    Thornburg Limited Term Income Fund
                     Thornburg Strategic Income Fund
                           Thornburg Value Fund
                    Thornburg International Value Fund
                       Thornburg Core Growth Fund
                 Thornburg Investment Income Builder Fund
                    Thornburg Global Opportunities Fund
                    Thornburg International Growth Fund

                        2300 North Ridgetop Road
                       Santa Fe, New Mexico 87506

     Thornburg Limited Term Municipal Fund ("Limited Term National Fund"), Thornburg California Limited Term Municipal Fund ("Limited Term California Fund"), Thornburg Intermediate Municipal Fund ("Intermediate National Fund"), Thornburg New Mexico Intermediate Fund ("Intermediate New Mexico Fund"), Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund"), Thornburg Strategic Income Fund ("Strategic Income Fund"), Thornburg Value Fund ("Value Fund"), Thornburg International Value Fund ("International Value Fund"), Thornburg Core Growth Fund ("Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), and Thornburg International Growth Fund ("International Growth Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). Prior to February 1, 2002, Thornburg International Value Fund was "Thornburg Global Value Fund."
This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Institutional Class shares offered by the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' Institutional Class Shares Prospectus dated February 1, 2009. A copy of the Institutional Class Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by writing to the distributor of the Funds' Institutional Class shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders of each of the Funds for the fiscal year ended September 30, 2008 are incorporated herein by reference.

     This Statement of Additional Information is incorporated by reference into the Funds' Institutional Class Shares Prospectus.

     The date of this Statement of Additional Information is February 1,
2009.


TABLE OF CONTENTS

ORGANIZATION OF THE FUNDS . . . . . . . . . . . . . . . . . . . __

INVESTMENT POLICIES . . . . . . . . . . . . . . . . . . . . . . __

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . __
MUNICIPAL FUNDS. . . . . . . . . . . . . . . . . . . . . . . . __
  Fund Investments-In General  . . . . . . . . . . . . . . . . __
  Municipal Obligations. . . . . . . . . . . . . . . . . . . . __
  Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Temporary Investments. . . . . . . . . . . . . . . . . . . . __
  Repurchase Agreements. . . . . . . . . . . . . . . . . . . . __
  U.S. Government Obligations. . . . . . . . . . . . . . . . . __
  Special Risks Affecting Limited Term California Fund . . . . __
  Special Risks Affecting Intermediate New Mexico Fund . . . . __

GOVERNMENT FUND and INCOME FUND. . . . . . . . . . . . . . . . __
  Determining Portfolio Average Maturity -
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Purchase of Certificates of Deposit
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Mortgage-Backed Securities and Mortgage Pass-
    Through Securities - Government Fund and Income Fund . . . __ Other Mortgage-Backed Securities - Government Fund and
    Income Fund . . . . . . . . . . . . . . . . . . . . . . .  __
  Other Asset-Backed Securities - Income Fund  . . . . . . . . __
  Collateralized Mortgage Obligations ("CMOs") - Government
    Fund and Income Fund . . . . . . . . . . . . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations - Government Fund
    and Income Fund                                            __
  Other Structured Finance Arrangements - Income Fund. . . . . __
  Repurchase Agreements-Government Fund and Income Fund. . . . __
  When-Issued Securities-Government Fund and Income Fund . . . __ Reverse Repurchase Agreements-Government Fund and
   Income Fund . . . . . . . . . . . . . . . . . . . . . . . . __
  Dollar Roll Transactions-Government Fund and Income Fund . . __
  Securities Lending - Government Fund and Income Fund . . . . __
  Other Investment Strategies-Income Fund. . . . . . . . . . . __
  General Characteristics of Options-Income Fund . . . . . . . __
  General Characteristics of Futures-Income Fund . . . . . . . __
  Options on Securities Indices and Other Financial
   Indices - Income Fund . . . . . . . . . . . . . . . . . . . __
  Currency Transactions-Income Fund. . . . . . . . . . . . . . __
  Risks of Currency Transactions-Income Fund . . . . . . . . . __
  Combined Transactions-Income Fund. . . . . . . . . . . . . . __
  Swap Agreements Caps, Floors and Collars-Income Fund . . . . __
  Eurodollar Instruments-Income Fund . . . . . . . . . . . . . __
  Risks of Strategic Transactions Outside
    the United States-Income Fund. . . . . . . . . . . . . . . __
  Use of Segregated and Other Special Accounts-Income Fund . . __
  Foreign Investments-Income Fund. . . . . . . . . . . . . . . __

STRATEGIC INCOME FUND
  Lower-Quality Debt Obligations - Strategic Income Fund . . . __ Mortgage-Backed Securities and Mortgage Pass-Through
    Securities - Strategic Income Fund . . . . . . . . . . . . __
  Other Mortgage-Backed Securities - Strategic Income Fund . . __
  Other Asset-Backed Securities - Strategic Income Fund. . . . __
  Collateralized Mortgage Obligations ("CMOs") -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Other Structured Finance Arrangements - Strategic
    Income Fund  . . . . . . . . . . . . . . . . . . . . . . . __
  REITS and Other Real Estate-Related Instruments -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Convertible Debt Obligations - Strategic Income Fund . . . . __
  U.S. Government Obligations - Strategic Income Fund. . . . . __
  Purchase of Certificates of Deposit - Strategic Income Fund. __
  When-Issued Securities - Strategic Income Fund . . . . . . . __
  Dollar Roll Transactions - Strategic Income Fund . . . . . . __
  Swap Agreements, Caps, Floors, Collars - Strategic
    Income Fund. . . . . . . . . . . . . . . . . . . . . . . . __
  Structured Notes - Strategic Income Fund . . . . . . . . . . __
  Eurodollar Transactions - Strategic Income Fund. . . . . . . __
  Indexed Securities - Strategic Income Fund . . . . . . . . . __
  Repurchase Agreements - Strategic Income Fund. . . . . . . . __
  Reverse Repurchase Agreements - Strategic Income Fund. . . . __
  Securities Lending - Strategic Income Fund . . . . . . . . . __
  Illiquid Investments - Strategic Income Fund . . . . . . . . __
  Restricted Securities - Strategic Income Fund. . . . . . . . __
  Foreign Investments - Strategic Income Fund. . . . . . . . . __
  Foreign Currency Transactions - Strategic Income Fund. . . . __
  Futures Contracts - Strategic Income Fund. . . . . . . . . . __
  Futures Margin Payments - Strategic Income Fund. . . . . . . __
  Limitations on Futures and Options Transactions -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Purchasing Put and Call Options - Strategic Income Fund. . . __
  Writing Put and Call Options - Strategic Income Fund . . . . __
  Combined Positions - Strategic Income Fund . . . . . . . . . __
  Correlation of Price Changes - Strategic Income Fund . . . . __
  Liquidity of Options and Futures Contracts -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  OTC Options - Strategic Income Fund. . . . . . . . . . . . . __
  Options and Futures Relating to Foreign Currencies -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Asset Coverage for Futures and Options Positions -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Zero Coupon Bonds and "Stripped" Securities -
    Strategic Income Fund. . . . . . . . . . . . . . . . . . . __
  Municipal Obligations - Strategic Income Fund. . . . . . . . __
  Short Sales - Strategic Income Fund. . . . . . . . . . . . . __

VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND,
   INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, AND
   INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . __
  Illiquid Investments - Equity Funds. . . . . . . . .. .. . . __
  Restricted Securities - Equity Funds. . . . . . .  . . . . . __
  Swap Agreements, Caps, Floors, Collars - Equity Funds. . . . __
  Indexed Securities - Equity Funds. . . . . . .  . . . .. . . __
  Repurchase Agreements - Equity Funds. . . . . . . . . .. . . __
  Reverse Repurchase Agreements - Equity Funds. .  . . . .. .  __
  Securities Lending - Equity Funds. . . . . . .  . . . . . .  __
  Lower-Quality Debt Obligations - Equity Funds. . . .  . . .  __
  Foreign Investments - Equity Funds. . . . . . .  . .. . .  . __
  Foreign Currency Transactions - Equity Funds. .  . .  . .. . __
  Mortgage-Backed Securities and Mortgage Pass-
    Through Securities - Equity Funds . . . . . . . . .  . . . __
  Other Mortgage-Backed Securities - Equity Funds . . . . . .  __
  Other Asset-Backed Securities - Equity Funds . . . . . . . . __
  Collateralized Mortgage Obligations ("CMOs") - Equity
    Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations - Equity Funds . . __
  Other Structured Finance Arrangements - Equity Funds . . . . __
  REITs and Other Real Estate-Related Instruments -
    Equity Funds. . . . . . . . . . . . . . . . . . . . . . .  __
  Futures Contracts - Equity Funds. . . . . . .  . . . . . . . __
  Futures Margin Payments - Equity Funds. . . .. . .   ... . . __
  Limitations on Futures and Options Transactions -
   Equity Funds. .  . . . . . . . . . . .  . .  . .. .  . . .  __
  Purchasing Put and Call Options - Equity Funds.. . . . . . . __
  Writing Put and Call Options - Equity Funds.. . . . .  . . . __
  Combined Positions - Equity Funds. . . . . . . . . . . . . . __
  Correlations of Price Changes - Equity Funds.. . . . . . . . __
  Liquidity of Options and Futures Contracts - Equity Funds. . __
  OTC Options - Equity Funds . . . . .. . . . . . . . . . . .  __
  Option and Futures Relating to Foreign Currencies -
   Equity Funds . . . . .. . . . . . . . . . . . . . . . . . . __
  Asset Coverage for Futures and Options Positions -
   Equity Funds . . . . . .. . . . . . . . . . . . . . . . . . __
  Structured Notes - Equity Funds . . . . . . . . . . . . . .  __
  Zero Coupon Bonds and "Stripped" Securities - Equity Funds . __
  Short Sales - Equity Funds . . . . .. . . . . . . . . . .  . __

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION . . . . . . . __

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . .  __
  Limited Term National Fund and Limited Term California Fund. .__ Intermediate National Fund and Intermediate New Mexico Fund . __
  Government Fund. . . . . . . . . . . . . . . . . . . . . . . .__
  Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . .__
  Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund
  and International Growth Fund. . . . . . . . . . . . . . . . .__

YIELD AND RETURN COMPUTATION. . . . . . . . . . . . . . . . . . __
Performance and Portfolio Information . . . . . . . . . . . . . __

REPRESENTATIVE PERFORMANCE INFORMATION. . . . . . . . . . . . . __
  Limited Term National Fund. . . . . . . . . . . . . . . . . . __
  Limited Term California Fund. . . . . . . . . . . . . . . . . __
  Intermediate National Fund. . . . . . . . . . . . . . . . . . __
  Intermediate New Mexico Fund. . . . . . . . . . . . . . . . . __
  Government Fund. . . . . . . . . . . . . . . . . . . . . . . .__
  Income Fund. . . . . . . . . . . . . . . . . . . . . . . . . .__
  Strategic Income Fund. . . . . . . . . . . . . . . . . . . . .__
  Value Fund. . . . . . . . . . . . . . . . . . . . . . . . . . __
  International Value Fund. . . . . . . . . . . . . . . . . . . __
  Growth Fund. . . . . . . . . . . . . . . . . . . . . . . . . .__
  Income Builder Fund. . . . . . . . . . . . . . . . . . . . . .__
  Global Opportunities Fund. . . . . . . . . . . . . . . . . . .__
  International Growth Fund. . . . . . . . . . . . . . . . . . .__

ADDITIONAL MATTERS RESPECTING TAXES . . . . . . . . . . . . . . __
  Election by the Funds-Subchapter M. . . . . . . . . . . . . . __
  Backup Withholding . . . . . . . . . . . . . . . . . . . . . .__
  Distributions by Investment Companies - In General. . . . . . __
  Municipal Funds - Income Dividends. . . . . . . . . . . . . . __
  Foreign Currency Transactions . . . . . . . . . . . . . . . . __
  Foreign Withholding Taxes . . . . . . . . . . . . . . . . . . __
  Redemptions or Other Dispositions of Shares . . . . . . . . . __

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS  . . . . . . . . . . . . __

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,
  AND ADMINISTRATIVE SERVICES AGREEMENTS. . . . . . . . . . . . __
  Investment Advisory Agreement . . . . . . . . . . . . . . . . __
  Proxy Voting Policies. . . . . . . . . . . . . . . . . . . .  __
  Administrative Services Agreement . . . . . . . . . . . . . . __

SERVICE PLANS . . . . . . . . . . . . . . . . . . . . . . . . . __

FINANCIAL INTERMEDIARY COMPENSATION . . . . . . . . . . . . . . __

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . .  __
  Portfolio Turnover Rates. . . . . . . . . . . . . . . . . . . __

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS INFORMATION . . . . __
  Selective Disclosure of Nonpublic Holdings Information. . . . __
  Making Holdings Information Publicly Available. . . . . . . . __

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Interested Trustees. . . . . . . . . . . . . . . . . . . . . .__
  Independent Trustees. . . . . . . . . . . . . . . . . . . . . __
  Officers of the Fund (who are not Trustees). . . . . . . . . .__
  Committees of the Trustees. . . . . . . . . . . . . . . . . . __
  Compensation of the Trustees . . . . . . . . . . . . . . . .  __
  Certain Ownership Interests of Trustees . . . . . . . . . . . __
  Personal Securities Transactions of Personnel . . . . . . . . __

INFORMATION ABOUT PORTFOLIO MANAGERS . . . . . . . . . . . . .  __
  Portfolio Manager Compensation. . . . . . . . . . . . . . . . __
  Conflicts of Interest . . . . . . . . . . . . . . . . . . . . __
  Accounts Managed by Portfolio Managers. . . . . . . . . . . . __
  Portfolio Managers' Ownership of Shares in the Funds. . . . . __

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . __
  Limited Term National Fund . . . . . . . . . . . . . . . . .  __
  Limited Term California Fund. . . . . . . . . . . . . . . . . __
  Intermediate National Fund . . . . . . . . . . . . . . . . .  __
  Intermediate New Mexico Fund. . . . . . . . . . . . . . . . . __
  Government Fund . . . . . . . . . . . . . . . . . . . . . . . __
  Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . __
  Strategic Income Fund . . . . . . . . . . . . . . . . . . . . __
  Value Fund. . . . . . . . . . . . . . . . . . . . . . . . . . __
  International Value Fund. . . . . . . . . . . . . . . . . . . __
  Growth Fund . . . . . . . . . . . . . . . . . . . . . . . . . __
  Income Builder Fund. . . . . . . . . . . . . . . . . . . . .  __
  Global Opportunities Fund. . . . . . . . . . . . . . . . . .  __
  International Growth Fund. . . . . . . . . . . . . . . . . .  __

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING PURCHASE AND
REDEMPTION OF SHARES . . . . . . .  . . . . . . . . . . . . . . __
  Share Class Conversion within Certain Fee-Based Accounts . .  __

BUSINESS CONTINUITY PLAN . . . . . . . . . . . . . . . . . . .. __

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM . . . . . . . . . __



                         ORGANIZATION OF THE FUNDS

     Limited Term National Fund, Limited Term California Fund, Intermediate Municipal Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are diversified series and Intermediate New Mexico Fund is a nondiversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trustees are authorized to divide the Trust's shares into additional series and classes.

     Limited Term National Fund and Limited Term California Fund were formed on December 8, 2003 to serve as the vehicles for acquisition of substantially all of the assets, respectively, of Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio (together, the "predecessor funds"), investment portfolios of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized in 1984 as a diversified open-end management investment company ("Thornburg LTMF"). The Board of Directors of Thornburg LTMF determined in December of 2003 that the best interests of Thornburg LTMF's shareholders would be served by combining its two funds with the Funds then offered by the Trust. This transaction, herein sometimes referred to as the "reorganization," was consummated on June 21, 2004 when each of the funds of Thornburg LTMF transferred substantially all of its respective assets to Limited Term National Fund and Limited Term California Fund. Each of Limited Term National Fund and Limited Term California Fund have investment objectives and policies identical to those of its predecessor fund, and each of those Funds is managed under an investment management agreement which is substantially identical to the agreement under which its predecessor fund was managed. The Funds commenced a continuous offering of their shares to the public upon the completion of the reorganization. Financial information in this Statement of Additional Information for Limited Term National Fund and Limited Term California Fund pertains to the predecessor funds for periods before the reorganization.

     The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.


                           INVESTMENT POLICIES

MUNICIPAL FUNDS

        Limited Term National Fund, Limited Term California Fund, Intermediate National Fund and Intermediate New Mexico Fund are sometimes referred to in this Statement of Additional Information as the "Municipal Funds." The primary investment objective of each of the Municipal Funds is to seek as high a level of current investment income exempt from individual federal income tax as is consistent, in the view of the Funds' investment advisor, with the preservation of capital. In addition, Limited Term California Fund seeks exemption of its income dividends from California state individual income taxes and Intermediate New Mexico Fund seeks exemption of its income dividends from New Mexico state individual income taxes. The objective of preserving capital may preclude the Municipal Funds from obtaining the highest possible yields.

     Limited Term National Fund and Limited Term California Fund each will maintain a portfolio having a dollar-weighted average maturity of normally less than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. The Intermediate National Fund and Intermediate New Mexico Fund each will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate Funds may receive lower yields than those received on long-term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term Funds.

     The following discussion supplements the disclosures in the Thornburg Institutional Class Shares Prospectus respecting the Municipal Funds' investment policies, techniques and investment limitations.

Fund Investments - In General
------------------------------
     Each Municipal Fund's assets will normally consist of (1) municipal obligations or participation interests therein that are rated at the time of purchase within the four highest grades Aaa, Aa, A, Baa by Moody's Investors Service ("Moody's"), or AAA, AA, A, BBB by Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch"), (2) municipal obligations or participation interests therein that are not rated by a rating agency, but are issued by obligors that have other comparable debt obligations that are rated within the four highest grades by Moody's, S&P or Fitch, or in the case of obligors whose obligations are unrated, are deemed by Thornburg to be comparable with issuers having such debt ratings, and (3) a small amount of cash or equivalents. In normal conditions, the Municipal Funds will hold cash pending investment in portfolio securities or anticipated redemption requirements. For an explanation of these ratings, please see "Ratings" below. To the extent that unrated municipal obligations may be less liquid, there may be somewhat greater risk in purchasing unrated municipal obligations than in purchasing comparable, rated municipal obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated municipal obligations at disadvantageous prices without regard to the obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

     Except to the extent that the Municipal Funds are invested in temporary investments for defensive purposes, each Municipal Fund will, under normal conditions, invest 100% of its assets in municipal obligations and normally will not invest less than 80% of its assets in municipal obligations. This 80% policy is a fundamental investment policy of each of the Municipal Funds and may be changed only with the approval of a majority of the outstanding voting securities of a given series of the Fund. Under normal conditions each of the single state Municipal Funds invests 100% of its assets in obligations originating in the state having the same name as the Fund or issued by United States territories or possessions, and as a matter of fundamental policy, invests 80% of its assets in municipal obligations (i) exempt from regular individual federal income tax and exempt from individual income tax in the state having the same name as the Fund, and (ii) originating in the state having the same name as the Fund.

     In applying the percentage investment restrictions described in the preceding paragraph and in the third and fourth paragraphs following, the term "assets" means net assets of the Fund plus the amount of any borrowings for investment purposes.

     The ability of the Municipal Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of municipal obligations in which the Funds invest to meet their obligations for the payment of interest and principal when due. In addition to using information provided by the rating agencies, Thornburg will subject each issue under consideration for investment to its own credit analysis in an effort to assess each issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Municipal Funds. Thornburg subjects each issue under consideration for investment to the same or similar credit analysis that Thornburg applies to rated issues.

     Credit ratings are helpful in evaluating bonds, but are relevant primarily to the safety of principal and interest payments under the bonds. These ratings do not reflect the risk that market values of bonds will fluctuate with changes in interest rates. Additionally, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Thornburg reviews data respecting the issuers of the Municipal Funds' portfolio assets on an ongoing basis, and may dispose of portfolio securities upon a change in ratings or adverse events not reflected in ratings.

     Each of the Municipal Funds has reserved the right to invest up to 20% of its assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from federal or state income tax. See "Temporary Investments" below.

     No Municipal Fund will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchase of (i) securities of the United States Government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by other governments or political subdivisions, because these issuers are not considered to be members of any industry. This restriction may not be changed as to any Municipal Fund unless approved by a majority of the outstanding shares of the Fund.

     The Municipal Funds' investment objectives and policies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval.

Municipal Obligations
---------------------
     Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term "municipal obligations" for this discussion if the interest paid thereon is exempt from federal income tax.

     The two principal classifications of municipal obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Municipal Funds may invest in a variety of types of municipal obligations, including but not limited to bonds, notes (such as tax anticipation and revenue anticipation notes), commercial paper and variable rate demand instruments. Variable rate demand instruments are municipal obligations or participations therein, either publicly underwritten and traded or privately purchased, that provide for a periodic adjustment of the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal amount and accrued interest upon not more than seven days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Such letters of credit, guarantees or insurance will be considered in determining whether a municipal obligation meets a Fund's investment criteria. The issuer of a variable rate demand instrument may have the corresponding right to prepay the principal amount prior to maturity.

     The Municipal Funds also may purchase fixed rate municipal demand instruments either in the public market or privately. Such instruments may provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the instrument's final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of (i) a municipal obligation and (ii) a separate put option entitling the holder to sell to the issuer of such option the municipal obligation in the unit, or an equal aggregate principal amount of another municipal obligation of the same issuer, issue and maturity as the municipal obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a municipal obligation, based upon an accompanying opinion of counsel. A Fund will invest in a fixed rate municipal demand instrument only if the instrument or the associated letter of credit, guarantee or insurance is rated within the three highest grades of a nationally recognized rating agency, or, if unrated, is deemed by Thornburg to be of comparable quality with issues having such debt ratings. The credit quality of such investments will be determined by Thornburg at the time of purchase, and will be reviewed by Thornburg from time to time thereafter, under the supervision of the Trustees of the Trust.

     A Municipal Fund also may purchase and sell municipal obligations offered on a "when-issued" or "delayed delivery" basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. When-issued transactions normally settle within 30-45 days. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than the purchase price. At the time a Fund makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. That Fund also will maintain in a segregated account with State Street Bank & Trust Co., the Fund's custodian, liquid assets at least equal in value to commitments for when-issued or delayed delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or delayed delivery commitments. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     The Municipal Funds may at times invest in municipal obligations, including lease revenue bonds and certificates of participation, which provide the Funds with a proportionate interest in payments made by the governmental issuer on an underlying municipal lease. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, these lease obligations are typically backed by the municipality's covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. While the lease obligation might be secured by the leased property, it might be difficult for a Fund to dispose of the leased property in case of a default by the governmental lessee. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

     In seeking to reduce the special risks associated with investment by the Municipal Funds in municipal lease obligations, Thornburg will consider: (i) whether the underlying lease can be canceled; (ii) whether the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental lessee (e.g., the potential for an "event of nonappropropriation"); (iii) in cases where the obligation gives a Fund a secured interest in the underlying equipment, whether that equipment has elements of portability or use that enhance its marketability in the event of a default by the governmental lessee; (iv) whether the governmental issuer's general credit is adequate; and (v) such other factors concerning credit quality or the Funds' legal recourse in the event of a default by the governmental issuer as Thornburg may deem relevant. Thornburg will also evaluate the liquidity of each municipal lease obligation upon its acquisition and periodically while it is held based upon various factors, including: (i) the frequency of trades and quotes for the obligation; (ii) the number of dealers who will buy or sell the obligation and the potential buyers for the obligation; (iii) the willingness of dealers to make a market for the obligation; (iv) the nature and timing of marketplace trades; and (v) such other factors concerning the trading market as Thornburg may deem relevant.

     No Municipal Fund will invest in illiquid securities if, as a result of the investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) municipal lease obligations subject to non-appropriation risk where the underlying municipal lease is not rated (at the time the obligation is purchased by the Fund) within the four highest grades by Moody's, S&P or Fitch and is not subject to a remarketing agreement (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by Thornburg to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days,
(3) securities which the Funds are restricted from selling to the public without registration under the Securities Act of 1933, and (4) other securities or participations not considered readily marketable by the Funds. Notwithstanding the statement in (1) above, a municipal lease obligation with non-appropriation risk will not be deemed to be illiquid solely because the underlying municipal lease is unrated if Thornburg determines that the obligation is readily marketable because it is backed by an irrevocable bank letter of credit or an insurance policy.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Funds. Moreover, the value of the Funds' portfolios may be adversely affected. The Funds could be compelled to reevaluate their investment objectives and policies and submit possible changes in the structure of the Funds for the approval of their respective shareholders.

     The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal obligations which they undertake to rate. See "Ratings." It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields, while municipal obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding municipal obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of municipal obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of the Fund's shares.

Ratings
-------
     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds." Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P and Fitch to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P or Fitch, indicates an adequate capacity to pay principal and interest. Whereas BBB rated municipal obligations normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, the completion.

     Municipal Notes. The ratings of Moody's for municipal notes are MIG 1, MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced.
Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be impaired by changing conditions or short-term adversities.

Temporary Investments
---------------------
     Each Municipal Fund has reserved the right to invest up to 20% of its assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Taxes." Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities; (ii) prime commercial paper within the two highest ratings of Moody's or S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in Thornburg's opinion represent minimal credit risk. Investments in repurchase agreements are limited to 5% of a Fund's net assets. See the next paragraph respecting repurchase agreements. In addition, temporary taxable investments may exceed 20% of a Fund's net assets when made for defensive purposes during periods of abnormal market conditions.

Repurchase Agreements
---------------------
     Each Municipal Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. No Municipal Fund will enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

U.S. Government Obligations
---------------------------
     Each Municipal Fund's temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Special Risks Affecting Limited Term California Fund
----------------------------------------------------
     Limited Term California Fund invests primarily in municipal obligations originating in the state of California. For this reason an investment in Limited Term California Fund may be riskier than an investment in Limited Term National Fund, which buys debt obligations from throughout the U.S. Prospective investors should consider the risks inherent in the investment concentration of Limited Term California Fund before investing. The following disclosure highlights some important economic information about the state of California, as available as of the date of this SAI. It does not represent a complete analysis of every material fact affecting the debt obligations of the state or its municipalities.

     California has a population of 36.6 million, the largest of the 50 states. Its economy is among the largest in the world when compared with other countries. The state's predominant industry, more than twice as large as the next largest, is agriculture (including fruit, vegetables, dairy, nuts, and wine). This is followed by aerospace, television, movies, light manufacturing (including computer hardware and software) and mining. Although the state's manufacturing sector has continued to contract over time, the state's service sector has expanded.

     California's economic expansion slumped for the third consecutive year in 2008 primarily in response to declining values in residential real estate and rising mortgage foreclosures. After rising through 2005, property values in California started to decline in 2006, and sharply declined in 2007 and 2008. Overall, the state's housing sector turned down more sharply from 2006 through 2008 than has the national housing sector. Tighter credit, increased volatility in the financial markets, and rising energy prices have also contributed to the declines in California's economy (along with the national economy) in 2008. Such a decline could negatively impact the state's credit rating, making it more expensive for the state to borrow money and impacting municipal issuers' ability to pay their obligations. In May 2008, for example, the City of Vallejo, California filed for federal bankruptcy protection and the adjustment of its debts under Chapter 9 of the United States Bankruptcy Code. The City of Vallejo faces a $16 million deficit with no money in reserve for its 2009 fiscal year. Analysts have predicted that other municipalities within California, equally affected by the housing slump, the overall economic downturn, and generous compensation packages for municipal employees, may face similar financial difficulties.

     At the close of fiscal year 2007-08, California had about $3.1 billion in reserves ("rainy day funds"), down from $4 billion the prior year. The state maintains two rainy day funds, the Budget Stabilization Account ("BSA") and the Reserve for Economic Uncertainties ("REU"). At the close of the 2007-08 fiscal year, the BSA had a balance of $0 and the REU had a balance of $3.1 billion.

     In September 2008 the state government enacted a balanced 2008-09 budget that calls for $103.4 billion in general fund expenditures, which is identical to the prior year's actual expenditures. Initially the 2008-09 budget projected $1.7 billion in reserves at fiscal year end, but more recent forecasts call for an $11.2 billion budget deficit, which would drain available reserves and require new borrowing.

     According to data from the Federation of Tax Administrators, an organization of state tax officials, in 2006 California state and local tax collections reached $163.7 billion. State and local tax revenue absorbed 12% of personal income, which ranked 14th in the nation. In comparison to the average state, California relies less on property tax and sales tax and more on individual and corporate income tax. In 2006 approximately 31% of state and local tax revenue was from personal income tax, 32% from sales and excise tax, 23% from property tax, 6% from corporate income tax, and 8% from other tax sources.

     According to data from the Tax Foundation, an independent organization, California's state and local debt per capita was $8,293, 12th highest in the U.S, and the combined state and local tax burden was 11.5% of personal income, ranking 12th highest in the U.S.

     According to data from Standard & Poor's Corporation, outstanding state general obligation debt totaled $60.5 billion at fiscal year end 2008. In addition, the state estimates the value of its other post-employment benefits (OPEB) obligations at $48 billion.

Special Risks Affecting Intermediate New Mexico Fund
----------------------------------------------------
     Intermediate New Mexico Fund invests primarily in municipal obligations originating in New Mexico. For this reason an investment in Intermediate New Mexico Fund may be riskier than an investment in Intermediate National Fund, which buys debt obligations from throughout the United States. Prospective investors should consider the risks inherent in the investment concentration of Intermediate New Mexico Fund before investing. The following disclosure highlights some important economic information about the state of New Mexico, as available as of the date of this SAI. It does not represent a complete analysis of every material fact affecting the debt obligations of the state or its municipalities.

     New Mexico has a population of 1.96 million, which is growing at a modest pace. Major industries in New Mexico include oil and gas production, semiconductor manufacturing, tourism, arts and crafts, agriculture, government, manufacturing, and mining. New Mexicans derive much of their income from mineral extraction. The state produces uranium ore, manganese ore, potash, salt, perlite, copper ore, beryllium and tin concentrates. Natural gas, oil and coal are also extracted. Major federally funded scientific research facilities at Los Alamos, Albuquerque, and White Sands are also important parts of the state economy and limit the state's exposure to local and national economic cycles.

     Although New Mexico's economy fared relatively well in 2008 in comparison to the national economy and the economies of certain other states, declining oil and gas prices, reduced consumer spending, and the continuation into late 2008 of the national credit crisis have slowed the state's economic growth. Such a decline could negatively impact the state's credit rating, making it more expensive for the state to borrow money and impacting municipal issuers' ability to pay their obligations. In addition to the general economic slowdown, potential future economic vulnerabilities for the state include declines in mineral extraction and possible budget decreases at federally funded laboratories.

     In fiscal year 2006-07 the state recorded record high general fund revenue of $5.8 billion and a small operating deficit of $153 million.
The state finished the 2006-07 year with a general fund balance of $642 million, or 12.6% of spending, all of which was unreserved and thus available for future spending. For 2007-08, which has ended but for which the audit is not yet available, the general fund budget projects $6.0 billion in revenue, and ending reserves of $695 million, or 13.6% of the budget. The 2008-09 budget calls for $5.9 billion in revenue, $6.1 billion in expenditures, and ending reserves of $378 million, or 6.7% of the budget. However, projections in late 2008 indicate a possible larger budget shortfall of $500 million.

     Total tax-supported debt in New Mexico is $1.9 billion, which ranks 29th among the 50 states. In addition, in 2007 the state estimated it has a $4.1 billion obligation for other post-employment benefits, which will cover non-pension retirement benefits for state employees.

     According to data from the Federation of Tax Administrators, an organization of state tax officials, in 2006 New Mexico state and local tax collections reached $7.0 billion. State and local revenue absorbed
13% of personal income, which ranked 9th highest in the nation.   New
Mexico's reliance on various forms of taxation for state and local revenue is fairly typical of the average state, except that oil and gas severance taxes provide a substantial source. In 2006, 14% of New Mexico's tax collections came from property taxes, 47% from sales and excise tax, 16% from individual income tax, 5% from corporate income tax, and 19% from other sources such as oil and gas severance tax.

     According to data from the Tax Foundation, an independent organization, New Mexico's state and local debt per capita was $5,550 in 2006, which was 35th highest in the U.S. The combined state and local tax burden was 12.9% of personal income, ranking 9th highest in the U.S.


GOVERNMENT FUND AND INCOME FUND

     Government Fund and Income Fund each has the primary investment goal of providing, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the investment advisor's view, with safety of capital. Government Fund will seek to achieve its primary investment objective by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. Income Fund will seek to achieve its primary objective by investing in primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of these Funds has the secondary goal of reducing fluctuations in its net asset value compared to longer term portfolios, and will pursue this goal by investing in obligations with an expected dollar-weighted average maturity of normally less than five years. There is no assurance that the Funds will achieve their respective goals.

        The following discussion supplements the disclosures in the Funds' Prospectus respecting Government Fund's and Income Fund's investment policies, techniques and investment limitations.

Determining Portfolio Average Maturity - Government Fund and Income Fund
------------------------------------------------------------------------
     For purposes of each Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on Thornburg's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund
---------------------------------------------------------------------
     In addition to the other securities each Fund may purchase, each Fund is authorized to purchase bank certificates of deposit under certain circumstances. Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than seven days, it will be considered illiquid, and subject to Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Investments - Income Fund" below). Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government,
(ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Government Fund and Income Fund
---------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Government Fund and Income Fund"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by Income Fund, but will not be purchased by Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Government Fund and Income Fund
------------------------------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither Government Fund nor Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Income Fund
-------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Income Fund" below). If otherwise consistent with Income Fund's investment objectives and policies, Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Government Fund and
Income Fund
------------------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Government Fund and
  Income Fund
---------------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Income Fund
---------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. Income Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Income Fund." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

Repurchase Agreements - Government Fund and Income Fund
-------------------------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of
purchase.   The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities - Government Fund and Income Fund
--------------------------------------------------------
     Government Fund or Income Fund each may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or
less than the purchase price.   Neither Fund believes that its net asset
value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Reverse Repurchase Agreements - Government Fund and Income Fund
---------------------------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Neither Government Fund nor Income Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Dollar Roll Transactions - Government Fund and Income Fund
----------------------------------------------------------
     Government Fund and Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Securities Lending - Government Fund and Income Fund
----------------------------------------------------
     Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Other Investment Strategies - Income Fund
-----------------------------------------
     Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.
Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of Income Fund to utilize these Strategic Transactions successfully will depend on Thornburg's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Thornburg's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund
------------------------------------------------
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto. Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits;
(iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("counterparties") through direct bilateral agreement with the counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by Thornburg to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund
------------------------------------------------
     Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in computing the 5% limit. The segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund
-----------------------------------------------------------------------
     Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.
Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund
-----------------------------------
     Income Fund may engage in currency transactions with counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund
--------------------------------------------
     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.
Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund
-----------------------------------
     Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Thornburg, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Swap Agreements, Caps, Floors and Collars - Income Fund
-------------------------------------------------------
     Among the Strategic Transactions into which Income Fund may enter are swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into the transaction, the unsecured long term debt rating of the counterparty combined with any credit enhancements, satisfies credit criteria established by the Trust's trustees. If there is a default by the counterparty or if the counterparty's creditworthiness declines, the Fund will likely have contractual remedies pursuant to the agreements related to the transaction, but the value of the swap or other agreement likely would decline, potentially resulting in losses. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, they may be less liquid than swaps.

Eurodollar Instruments - Income Fund
------------------------------------
     Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund
-----------------------------------------------------------------------
     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund
----------------------------------------------------------
     Some transactions which Income Fund may enter into, including many Strategic Transactions, require that Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Investments - Income Fund
---------------------------------
     Income Fund may invest in securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

STRATEGIC INCOME FUND
---------------------
     Strategic Income Fund seeks a high level of current income. As a secondary goal, the Fund seeks some long-term capital appreciation.

     The Fund pursues its investment goals by investing in a broad range of income producing investments from throughout the world, primarily including debt obligations and income producing stocks. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below, but the relative proportions of the Fund's investments in debt obligations and in income producing stocks can be expected to vary over time.

     The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

     * bonds and other debt instruments issued by domestic and foreign companies of any size (including lower rated "high yield" or "junk" bonds)
     *  mortgage-backed securities and other asset-backed securities
     *  convertible debt obligations
     * obligations issued by foreign governments (including developing countries)
     * collateralized mortgage obligations ("CMOs"), collateralized debt obligations ("CDOs"), collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other structured finance arrangements
     * obligations of the U.S. Government and its agencies and sponsored enterprises
     *  other derivative instruments and structured notes
     *  zero coupon bonds and "stripped" securities
     * taxable municipal obligations and participations in municipal obligations

     The Fund may invest in any stock or other equity security which the investment advisor believes may assist the Fund in pursuing its investment goals, including primarily income producing common and preferred stocks issued by domestic and foreign companies of any size (including smaller companies with market capitalizations of less than $500 million, and companies in developing countries), and also including publicly traded real estate investment trusts and partnership interests. The Fund expects that its equity investments will be weighted in favor of companies that pay dividends or other current income.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of the Fund.

Lower-Quality Debt Obligations - Strategic Income Fund
------------------------------------------------------
     Strategic Income Fund may purchase lower-quality debt obligations (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Mortgage-Backed Securities and Mortgage Pass-Through Securities - Strategic Income Fund
---------------------------------------------------------------
     Strategic Income Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Strategic Income Fund," below), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Strategic Income Fund
--------------------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Strategic Income Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below under "Illiquid Investments - Strategic Income Fund." Thornburg will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Strategic Income Fund
-----------------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Strategic Income Fund" below). If otherwise consistent with Strategic Income Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     The Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Strategic Income Fund
--------------------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for Strategic Income Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Strategic Income Fund
-----------------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Strategic Income Fund
-------------------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. Strategic Income Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Strategic Income Fund" below. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments - Strategic Income Fund
-----------------------------------------------------------------------
     Strategic Income Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which the Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. The Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of the Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITS issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Convertible Debt Obligations - Strategic Income Fund
----------------------------------------------------
     Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by Strategic Income Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation).

     Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

U.S. Government Obligations - Strategic Income Fund
---------------------------------------------------
     Strategic Income Fund may invest in obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government and established under the authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Purchase of Certificates of Deposit - Strategic Income Fund
-----------------------------------------------------------
     Strategic Income Fund may invest in certificates of deposit issued by domestic and foreign banks, including foreign branches of domestic banks. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Investments - Strategic Income Fund" below).

When-Issued Securities - Strategic Income Fund
----------------------------------------------
     Strategic Income Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the
purchase price.   The Fund does not believe that its net asset value or
income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Dollar Roll Transactions - Strategic Income Fund
------------------------------------------------
     Strategic Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Swap Agreements, Caps, Floors, Collars - Strategic Income Fund
--------------------------------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease Strategic Income Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Fund believes these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     The Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Structured Notes - Strategic Income Fund
----------------------------------------
     Strategic Income Fund may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Eurodollar Instruments - Strategic Income Fund
----------------------------------------------
     Strategic Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Indexed Securities - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Strategic Income Fund
---------------------------------------------
     In a repurchase agreement, Strategic Income Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     The Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Strategic Income Fund
-----------------------------------------------------
     In a reverse repurchase agreement, Strategic Income Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage.

Securities Lending - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Illiquid Investments - Strategic Income Fund
--------------------------------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by Strategic Income Fund. In determining the liquidity of the Fund's investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Based on its ongoing review of the trading markets and other factors affecting the Funds' investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, emerging market securities, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Strategic Income Fund
---------------------------------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, Strategic Income Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments - Strategic Income Fund" above.

Foreign Investments - Strategic Income Fund
-------------------------------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Strategic Income Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.
The shares of the foreign issuer that are held in trust are known as American Depositary Shares. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Strategic Income Fund
-----------------------------------------------------
     Strategic Income Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value.
Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Fund may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to the Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts - Strategic Income Fund" below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

Futures Contracts - Strategic Income Fund
-----------------------------------------
     When Strategic Income Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Strategic Income Fund
-----------------------------------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Strategic Income Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions - Strategic Income Fund
-----------------------------------------------------------------------
     Strategic Income Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options - Strategic Income Fund
-------------------------------------------------------
     By purchasing a put option, Strategic Income Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Strategic Income Fund
----------------------------------------------------
     When Strategic Income Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Strategic Income Fund
------------------------------------------
     Strategic Income Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes - Strategic Income Fund
----------------------------------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match Strategic Income Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Strategic Income Fund
------------------------------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for Strategic Income Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Strategic Income Fund
-----------------------------------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows Strategic Income Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by the Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Strategic Income Fund
-------------------------------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Strategic Income Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Strategic Income Fund" above.

Asset Coverage for Futures and Options Positions - Strategic Income Fund
------------------------------------------------------------------------
     Strategic Income Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Zero Coupon Bonds and "Stripped" Securities - Strategic Income Fund
-------------------------------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. Strategic Income Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Municipal Obligations - Strategic Income Fund
---------------------------------------------
     Strategic Income Fund may invest in a variety of types of municipal obligations. Municipal obligations include debt and lease obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the procurement of funds for general operating expenses and the procurement of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal obligations have also been issued to finance single-family mortgage loans and to finance student loans. The yields on municipal obligations are dependent on a variety of factors, including the condition of the general market and the municipal obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Short Sales - Strategic Income Fund
-----------------------------------
     Strategic Income Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security the Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND, INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND AND INTERNATIONAL GROWTH FUND

     Value Fund and International Value Fund each seeks long term capital appreciation by investing in equity and debt securities of all types. Growth Fund and International Growth Fund each seeks long term growth of capital by investing in equity securities selected for their growth potential. Income Builder Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. Global Opportunities Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The secondary goal of Value Fund and International Value Fund is to seek some current income, and the secondary objective of Income Builder Fund is long term capital appreciation. There is no assurance that the Funds will achieve their respective goals.

     Value Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of Thornburg, offer prospects for meeting the Fund's investment goals.

     International Value Fund invests primarily in foreign securities, and under normal market conditions, invests at least 75% of its net assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

     Growth Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign debt obligations.

     Income Builder Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds.

     Global Opportunities Fund pursues its investment objectives by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests.

     International Growth Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including partnership interests and debt obligations.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. These Funds are sometimes referred to herein as the "Equity Funds."

Illiquid Investments - Equity Funds
-----------------------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds' investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Based on its ongoing review of the trading markets and other factors affecting the Funds' investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, emerging market securities, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Equity Funds
------------------------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments - Equity Funds" above.

Swap Agreements, Caps, Floors, Collars - Equity Funds
-----------------------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Funds believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund each will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Equity Funds
---------------------------------
     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Equity Funds
------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Funds, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Equity Funds
--------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Securities Lending - Equity Funds
---------------------------------
     The Funds Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions: (1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and
(6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Obligations - Equity Funds
---------------------------------------------
     Each of the Equity Funds may purchase lower-quality debt obligations (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These obligations are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Equity Funds
----------------------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution.
The shares of the foreign issuer that are held in trust are known as American Depositary Shares. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Equity Funds
--------------------------------------------
     The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Each of the Equity Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Funds may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Each Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value.
Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts - Equity Funds," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Equity Funds
---------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Equity Funds"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Equity Funds
-----------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. No Equity Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed above under "Illiquid Investments - Equity Funds." Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Equity Funds
--------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Equity Funds" below). If otherwise consistent with an Equity Fund's investment objectives and policies, a Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In purchasing such securities, no Fund will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Equity Funds
-----------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Equity Funds
--------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Equity Funds
----------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade.
Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Equity Funds." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. No Fund will invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments - Equity Funds
--------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the 1940 Act.

Futures Contracts - Equity Funds
--------------------------------
     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Equity Funds
--------------------------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions - Equity Funds
--------------------------------------------------------------
     No Equity Fund will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on these Funds' investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional
Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options - Equity Funds
----------------------------------------------
     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Equity Funds
-------------------------------------------
     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Equity Funds
---------------------------------
     The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes - Equity Funds
-------------------------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's respective current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Equity Funds
---------------------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Equity Funds
--------------------------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments are subject to each Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Equity Funds
----------------------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of each Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Equity Funds," above.

Asset Coverage for Futures and Options Positions - Equity Funds
---------------------------------------------------------------
     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of the Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Structured Notes - Equity Funds
-------------------------------
     Each of the Equity Funds may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Zero Coupon Bonds and "Stripped" Securities - Equity Funds
----------------------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Short Sales - Equity Funds
--------------------------
     A Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


             COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and each of the Funds have claimed exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.


                         INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Limited Term National Fund and Limited Term California Fund
-----------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to each of Limited Term National Fund and Limited Term California Fund which may not be changed by either Fund unless approved by a majority of the outstanding shares of that Fund. Neither Fund may:

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to that agreement.

     For the purposes of applying the limitation set forth in paragraph
(7) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     Neither of these Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of these Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event the Limited Term National Fund or the Limited Term California Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, the Fund will dispose of such assets as promptly as possible.

Intermediate National Fund and Intermediate New Mexico Fund
-----------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies respecting the Intermediate National Fund and Intermediate New Mexico Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund.

Unless otherwise specified below as applicable to only one of the Funds, neither Fund may:

     (1) Invest in securities other than municipal obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus;

     (2) The Intermediate National Fund may not purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities. Intermediate New Mexico Fund may invest more than 5% of its portfolio assets in the securities of a single issuer provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than 5% of the Trust's total assets would be invested in securities of a single issuer;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the 1940 Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Funds from investing in municipal obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;

     (9) Make loans, other than by entering into repurchase agreements and through the purchase of municipal obligations or temporary investments in accordance with its investment objectives, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information;

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue municipal obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (17) Purchase or retain the securities of any issuer other than the securities issued by the Fund itself if, to the Fund's knowledge, those officers and trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities; or

     (18) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in restricted securities, unmarketable securities and other illiquid securities
(including repurchase agreements of more than seven days maturity and other securities which are not readily marketable).

     For the purpose of applying the limitations set forth in paragraphs
(2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus or in this Statement of Additional Information shall not be deemed an "issuer" of a security or a "guarantor" pursuant to the agreement.

     For the purposes of applying the limitation set forth in paragraph
(7) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     With respect to temporary investments, in addition to the foregoing limitations neither of the Funds will enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each Fund has the right to pledge, mortgage or hypothecate its assets, each Fund will not, as a matter of operating policy (which policy may be changed by its Trustees without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event a Fund acquires disposable assets as a result of the exercise of a security interest relating to municipal obligations, it will dispose of such assets as promptly as possible.

Government Fund
---------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Government Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Government Fund may not:

     (1) Invest more than 20% of the Fund's assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) in the Prospectus, and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the 1940 Act, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     In applying the percentage restrictions on Government Fund's investments described under the caption "Principal Investment Strategies" in the Fund's Prospectuses, and in applying the restriction described in item (1), above, "assets" is understood to mean net assets plus borrowings for investment purposes.

     For the purposes of applying the limitation set forth in paragraph
(6) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     Although Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Income Fund
-----------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Income Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
(ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     For the purposes of applying the limitation set forth in paragraph
(3) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     As a matter of non-fundamental policy Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment advisor of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

     Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund
----------------------------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund or
International Growth Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2)  issue senior securities, except as permitted under the 1940 Act;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     For the purposes of applying the limitation set forth in paragraph
(6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For limitations applicable to the investment in futures and options transactions by each of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund, see the section entitled "Limitations on Futures and Options Transactions - Equity Funds." For limitations applicable to the investment in futures and options transactions by Strategic Income Fund, see the section entitled "Limitations on Futures and Options Transactions
- Strategic Income Fund."


                        YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     Each Fund will from time to time display performance information, including yield, dividend returns, total return, and average annual total return, in advertising, sales literature, and reports to shareholders. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. A Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be
caused by the following factors:   (1) The non-standardized calculation
may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     A Municipal Fund, Government Fund, Income Fund or Strategic Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAVs are not adjusted for sales charges, if any.

     The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Each Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                  REPRESENTATIVE PERFORMANCE INFORMATION

Limited Term National Fund (Institutional Class Shares)
-------------------------------------------------------
     Te following data for Limited Term National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. Information presented relates to a predecessor of the Fund. see "Organization of the Funds," above, for a discussion of the transaction in which the Fund was organized. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Limited Term National Fund's Institutional Class shares for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 3.88%. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Limited Term National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method, using a maximum federal individual income tax rate of 35%, was 5.97% for the 30-day period ended September 30, 2008.

     Average Annual Total Return Quotations. Limited Term National Fund's Institutional Class total return figures are set forth below for the periods shown ending September 30, 2008. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years      10 Years
               ------    -------      --------
               1.88%     2.44%        3.68%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years      10 Years
               ------    -------      --------
               1.88%     2.44%        3.68%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years      10 Years
               ------    -------      --------
               2.61%     2.60%        3.73%

Limited Term California Fund (Institutional Class Shares)
---------------------------------------------------------
     The following data for Limited Term California Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. Information presented relates to a predecessor of the Fund. see "Organization of the Funds," above, for a discussion of the transaction in which the Fund was organized. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Limited Term California Fund's Institutional Class shares for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 3.71%. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Limited Term California Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method, using a maximum federal individual income tax rate of 35% and a maximum California individual income tax rate of 9.3%, was 6.29% for the 30-day period ended September 30, 2008.

     Average Annual Total Return Quotations. Limited Term California Fund's Institutional Class total return figures are set forth below for the period shown ending September 30, 2008. Institutional Class shares were first offered on April 1, 1997. These total return figures assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years      10 Years
               ------    -------      --------
               1.77%     2.35%        3.35%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years      10 Years
               ------    -------      -------
               1.78%     2.35%        3.35%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years      10 Years
               ------    -------      --------
               2.46%     2.50%        3.41%

Intermediate National Fund
--------------------------
     The following data for Intermediate National Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Intermediate National Fund's Institutional Class shares for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 4.22%. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Intermediate National Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method described above using a maximum federal individual income tax rate of 35% was 6.49% for the 30-day period ended September 30, 2008.

     Average Annual Total Return Quotations. Intermediate National Fund's Institutional Class total return figures are set forth below for the periods shown ending September 30, 2008. Institutional Class shares were first offered on July 5, 1996. These total return figures assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.
"Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years      10 Years
               ------    -------      --------
               -1.02%    2.47%        3.51%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years      Ten Years
               ------    -------      ---------
               -1.02%    2.47%        3.51%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years      10 Years
               ------    -------      --------
                0.85%    2.73%        3.65%

Intermediate New Mexico Fund
----------------------------
     The following data for Intermediate New Mexico Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. The yield of Intermediate New Mexico Fund for the 30-day period ended September 30, 2008, computed in accordance with the standardized calculation described above, was 3.90% for Institutional Class shares. This method of computing yield does not take into account changes in net asset value.

     Taxable Equivalent Yield. Intermediate New Mexico Fund's taxable equivalent yield for Institutional Class shares, computed in accordance with the standardized method described above using a maximum federal individual income tax rate of 35% and a maximum New Mexico individual income tax rate of 5.3%, was 6.33% for the 30-day period ended September 30, 2008.

     Average Annual Total Return Quotations. Intermediate New Mexico Fund's Institutional Class total return figures are set forth below for the periods shown ending September 30, 2008. Intermediate New Mexico Fund commenced sales of its Institutional Class shares on February 1, 2007. These total return figures assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures sown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Returns (Before Taxes)
               1 Year     Since Inception (02/01/07)
               ------     --------------------------
               0.26%      1.74%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     Since Inception (02/01/07)
               ------     --------------------------
               0.26%      1.73%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     Since Inception (02/01/07)
               ------     --------------------------
               1.56%      2.09%

Government Fund
---------------
     The following data for Government Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Government Fund's yield for Institutional Class shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 3.65%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Government Fund's average annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ended September 30, 2008. Government Fund commenced sales of Institutional Class shares on July 5, 1996. These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years      10 Years
               ------    -------      --------
               6.06%     3.36%        4.83%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years      10 Years
               ------    -------      --------
               4.71%     2.20%        3.18%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years      10 Years
               ------    -------      --------
               3.92%     2.18%        3.11%

Income Fund
-----------
     The following data for Income Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Fund's yield for Institutional Class shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 4.83%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Fund's total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ended September 30, 2008. Income Fund commenced sales of Institutional Class shares on July 5, 1996. These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the periods shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years      10 Years
               ------    -------      --------
                0.77%     2.57%        4.57%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years      10 Years
               ------    -------      --------
               -0.88%     1.06%        2.67%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years      10 Years
               ------    -------      --------
                0.52%     1.32%        2.74%

Strategic Income Fund
---------------------
     The following data for Strategic Income Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Strategic Income Fund's yield for Institutional Class shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 7.52%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Strategic Income Fund's annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Strategic Income Fund commenced sales of Institutional Class shares on December 19, 2007. These data assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax) and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
                    Since Inception
                      (12/19/07)
                    ---------------
                       -6.90%

Average Annual Total Return (After Taxes on Distributions)
                    Since Inception
                      (12/19/07)
                    ---------------
                       -8.46%

Average Annual Total Return (After Taxes on Distributions and Redemption)
                    Since Inception
                      (12/19/07)
                    ---------------
                       -4.42%

Value Fund
----------
     The following data for Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Value Fund's average annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Value Fund commenced sales of its Institutional Class shares on November 2, 1998. These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), and assume that the shares were redeemed at the end of each period, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year     5 Years       Since Inception (11/02/98)
               ------    ---------      --------------------------
               -29.24%    5.16%          5.47%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     5 Years       Since Inception (11/02/98)
               ------    ---------      --------------------------
               -30.74%    4.32%          4.78%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years       Since Inception (11/02/98)
               ------    ---------      --------------------------
               -17.36%    4.27%          4.54%

International Value Fund
------------------------
     The following data for International Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     International Value Fund's average annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. International Value Fund commenced sales of its Institutional Class shares on March 30, 2001.
These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year    5 Years    Since Inception (03/30/01)
               ------    ------     --------------------------
               -27.45%   13.75%      9.58%

Average Annual Total Return (After Taxes on Distributions)
               1 Year    5 Years    Since Inception (03/30/01)
               ------    ------      -------------------------
               -29.26%   12.78%      8.91%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year    5 Years    Since Inception (03/30/01)
               ------    ------      -------------------------
               -16.67%   11.75%      8.21%

Growth Fund
-----------
     The following data for Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Growth Fund's average annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced operations on December 27, 2000, and commenced offering Institutional Class shares on November 1, 2003. These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns) After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -35.17%     5.20%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -35.18%     5.15%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -22.86%     4.49%

Income Builder Fund
-------------------
     The following data for Income Builder Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Builder Fund's yield for Institutional Class shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 6.17%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Builder Fund's average annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced operations on December 24, 2002, and commenced offering Institutional Class shares on November 1, 2003. These data assume reinvestment of all distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Returns (Before Taxes)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -22.20%     9.43%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -24.04%     7.45%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     Since Inception (11/01/03)
               ------     --------------------------
               -14.01%     7.12%

Global Opportunities Fund
-------------------------
     The following data for Global Opportunities Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Global Opportunities Fund's annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. Global Opportunities Fund commenced sales of its Institutional Class shares on July 28, 2006. These data assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
           1 Year          Since Inception (07/28/06)
           ------           -------------------------
           -30.49%           8.22%

Average Annual Total Return (After Taxes on Distributions)
           1 Year          Since Inception (07/28/06)
           ------           -------------------------
          (31.44)%           7.34%

Average Annual Total Return (After Taxes on Distributions and Redemption)
           1 Year          Since Inception (07/28/06)
           ------           -------------------------
           -19.54%           6.62%

International Growth Fund
-------------------------
     The following data for International Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. International Growth Fund's annual total returns for Institutional Class shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. International Growth Fund commenced sales of its Institutional Class shares on February 1, 2007. These data assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
           1 Year          Since Inception (02/01/07)
           ------          --------------------------
          -28.57%           -6.35%

Average Annual Total Return (After Taxes on Distributions)
           1 Year          Since Inception (02/01/07)
           ------          --------------------------
           -29.15%          -6.79%

Average Annual Total Return (After Taxes on Distributions and Redemption)
           1 Year          Since Inception (07/28/06)
           ------          --------------------------
           -18.39%          -5.49%


                     ADDITIONAL MATTERS RESPECTING TAXES

     The following discussion summarizes certain federal tax considerations generally affecting the Funds and shareholders. Certain state tax consequences associated with investments in the Municipal Funds are also summarized below. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, the laws of certain specified states (respecting the Municipal Funds) and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Election by the Funds - Subchapter M
------------------------------------
     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Funds may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Certain exempt interest dividends are exempt from federal and certain states' income taxes, as described below under "Municipal Funds - Income Dividends." Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed at the rate of tax applicable to ordinary income.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Municipal Funds - Income Dividends
----------------------------------
     The Municipal Funds each intend to satisfy conditions (including requirements as to the proportion of its assets invested in municipal obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply. A Municipal Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than municipal obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     Distributions by each Municipal Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     The exemption from federal income tax for distributions of interest income from municipal obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

     Distributions by Intermediate New Mexico Fund attributable to interest on obligations of the State of New Mexico and its political subdivisions and their agencies (and interest on obligations of certain United States territories and possessions) will not be subject to individual income taxes imposed by the State of New Mexico. Capital gains distributions will be subject to the New Mexico personal income tax.

     Distributions by Intermediate National Fund will be subject to treatment under the laws of the different states and local taxing authorities. Shareholders should consult their own tax advisors in this regard.

     The foregoing is a general and abbreviated summary of selected provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of distributions of income dividends by the Municipal Funds, and this summary primarily addresses tax consequences to individual shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

     The Funds' counsel, Thompson, Hickey, Cunningham, Clow & April, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the municipal obligations or the basis for any opinions issued in connection therewith. In the case of certain municipal obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such municipal obligations could be determined to be taxable, in most cases retroactively from the date of issuance.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety
(90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45)-days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Redemption or Other Disposition of Shares
-----------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.


                   DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

     When an investor or the investor's financial advisor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and the investor or financial advisor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates-the investor or the financial advisor will receive a confirmation statement giving complete details of the transaction. Shareholders also will receive at least quarterly statements setting forth all distributions of income and other transactions in the account during the period and the balance of full and fractional shares. The final statement for the year will provide information for income tax purposes.

     Any distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive periodic distributions of net investment income in cash. Such an election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.


              INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT,
                      AND ADMINISTRATIVE SERVICES AGREEMENT

Investment Advisory Agreement
-----------------------------
     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the table below:

-----------------------------------------------------------
LIMITED TERM NATIONAL FUND AND LIMITED TERM CALIFORNIA FUND
-----------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .50%
$500 million to $1 billion          .40%
$1 billion to $1.5 billion          .30%
$1.5 billion to $2 billion          .25%
Over $2 billion                    .225%

-------------------------------------------------------------------------
INTERMEDIATE NATIONAL FUND, INTERMEDIATE NEW MEXICO FUND AND INCOME FUND
-------------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .50%
$500 million to $1 billion          .45%
$1 billion to $1.5 billion          .40%
$1.5 billion to $2 billion          .35%
Over $2 billion                     .275%

---------------
GOVERNMENT FUND
---------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $1 billion                     .375%
$1 billion to $2 billion            .325%
Over $2 billion                     .275%

---------------------
STRATEGIC INCOME FUND
---------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .750%
$500 million to $1 billion          .675%
$1 billion to $1.5 billion          .625%
$1.5 billion to $2 billion          .575%
Over $2 billion                     .500%

-----------------------------------------------------------------------
VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND, INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND AND INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .675%

     The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Trust's Trustees (including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In this regard, the Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees' understandings of shareholders' expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor's services, and to confirm that the advisor actively and competently pursues the mutual fund's objectives. The Trustees have further concluded that seeking the lowest fee or expense ratio should not be the sole or primary objective of mutual fund trustees, but that trustees should determine that the fund's fees are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors. In this regard, the Trustees have further concluded that putting an investment advisory agreement "out to bid" as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund's objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds' performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

     The Trust's Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 15, 2008.

     In connection with their general supervision of Thornburg, the Trustees receive and consider reports throughout the year from Thornburg respecting the advisor's management of the Fund's investments. These reports include information about the Funds' purchase and sale of portfolio investments and explanations from the advisor respecting investment selections, the investment performance of the Funds, general appraisal of industry and economic prospects and factors, and other matters affecting the Funds and relating to the advisor's performance of services for the Funds.

     In anticipation of their recent consideration of the Investment Advisory Agreement's renewal, the independent Trustees met in July 2008 to plan the Trustees' evaluation of the advisor's performance and to specify the information the advisor would present to the Trustees for their review. The advisor's chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor's presentations and various specific issues respecting their consideration of the Investment Advisory Agreement's renewal. Following these sessions, the Trustees met to consider a renewal of the Investment Advisory Agreement with respect to each Fund, and determined at that meeting to renew the Investment Advisory Agreement for an additional term of one year.

     A discussion regarding the basis for the approval of each Fund's Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows:



                         Sept. 30, 2006     Sept. 30, 2007     Sept. 20, 2008
                        -------------       --------------     --------------
Limited Term              $5,362,867         $4,943,763         $4,904,782
National Fund

Limited Term              $693,537           $582,820           $574,423
California Fund

Intermediate              $2,365,386         $2,534,522         $2,699,084
National Fund

Intermediate              $1,101,991         $1,021,738         $1,021,128
New Mexico Fund

Government Fund           $632,729           $542,146           $621,335

Income Fund               $1,780,980         $1,612,500         $1,535,234

Strategic Income             N/A                N/A             $218,776*
Fund

Value Fund                $18,077,940        $29,048,560        $34,331,989

International             $43,385,857        $80,553,444        $119,871,746
Value Fund

Growth Fund               $5,502,296         $17,001,119        $22,819,570

Income Builder Fund       $10,797,815        $21,050,253        $30,825,381

Global                    $16,105**          $1,573,698         $5,140,973
Opportunities Fund

International                N/A             $213,955***        $919,460
Growth Fund

    <F*> Fiscal period December 19, 2007 to September 30, 2008.
<F**> Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.


Thornburg has waived its rights to fees or paid expenses incurred by each of the Funds in the foregoing periods as follows:

                        Sept. 30, 2006     Sept. 30, 2007     Sept. 30, 2008
                        -------------     --------------      --------------
Limited Term              -                   -                   -
National Fund

Limited Term            $139,247            $25,017             $4,498
California Fund

Intermediate            $146,690            $146,279            $56,539
National Fund

Intermediate            $12,231             $5,567                -
New Mexico Fund

Government Fund         $60,770             $60,136             $30,370

Income Fund             $305,743            $292,680            $149,548

Strategic Income          N/A                 N/A               $165,940*
Fund

Value Fund              $111,506            $305,712            $661,249

International           $435,705            $1,073,052          $2,169,996
Value Fund

Growth Fund             $247,594            $388,384            $1,387,708

Income Builder          $1,194,932          $1,739,426          $2,125,283
Fund

Global                  $58,536**           $157,032             $275,271
Opportunities Fund

International             N/A               $147,831***          $202,755
Growth Fund

     <F*> Fiscal period December 19, 2007 to September 30, 2008.
<F**> Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.


     Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 2008, Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Government Fund, Income Fund, Strategic Income Fund Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund reimbursed Thornburg $25,998, $2,411, $11,334, $4,091, $3,143,
$6,174, $623, $158,580, $541,050, $123,920, $131,225, $25,350, and $3,386,
respectively, for accounting services, measured on an accrual basis.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Trust also serve as officers of Thornburg, as described below under the caption "Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain what effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of each of the Funds is available on the Thornburg website (www.thornburg.com).

Administrative Services Agreements
----------------------------------
     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Institutional Class shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     For the three most recent fiscal periods with respect to each Fund, the amounts paid to Thornburg by each Fund under the Administrative Services Agreement applicable to Institutional Class shares offered by each Fund were as follows:



                                    Sept. 30, 2006     Sept. 30, 2007      Sept. 30, 2008
                                    --------------     --------------      --------------
Limited Term National Fund            $141,656           $147,481            $175,451
Limited Term California Fund          $13,983            $13,770             $16,796
Intermediate National Fund            $36,313            $50,115             $79,002
Intermediate New Mexico Fund
  (commenced offering Institutional
   Class Shares on 02/01/07)            N/A              $6,069              $10,537
Government Fund                       $7,241             $7,923              $9,344
Income Fund                           $51,435            $51,517             $57,576
Strategic Income Fund
  (commenced 12/19/07)                  N/A                N/A               $5,207
Value Fund                            $354,335           $850,718            $1,180,208
International Value Fund              $709,680           $1,773,228          $2,846,198
Growth Fund                           $70,320            $216,420            $266,323
Income Builder Fund                   $94,488            $227,468            $364,972
Global Opportunities Fund
(commenced 07/28/06)                  $573               $25,024             $100,647
International Growth Fund
  (commenced 02/01/07)                  N/A              $6,536              $17,084




     The agreement applicable to Institutional Class shares may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.


                             SERVICE PLANS

     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plan") which is applicable to Institutional Class shares of each Fund. The Plan permits each Fund to pay to Thornburg (in addition to the management and administration fees and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's Institutional Class assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services, and in connection with the distribution of Institutional Class shares. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent information respecting shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. Thornburg has no current intention to request or receive any reimbursement under the Service Plans applicable to the Institutional Classes of any of the Funds. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to Thornburg in later years.


                    FINANCIAL INTERMEDIARY COMPENSATION

     Financial advisors and financial intermediaries who sell shares and hold shares for investors ("intermediaries") charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers. Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

     Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that Thornburg or TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds' transfer agent or other persons hired directly by the Funds.

     To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"), Thornburg or TSC may also compensate intermediaries out of Thornburg's or TSC's own resources. This compensation may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to:
Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary's personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary's marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary's shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

     As of the close of the fiscal year ended September 30, 2008, Thornburg or TSC was paying amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms:

          Charles Schwab & Co., Inc.
          Citigroup Global Markets, Inc.
          Commonwealth Financial Network
          Fidelity Brokerage Services, LLC
          LPL Financial Corporation
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          Morgan Stanley & Co., Inc.
          Pershing LLC
          Prudential Investment Management Services, LLC
          Raymond James & Associates, Inc.
          RBC Dain Rauscher Inc.
          UBS Financial Services, Inc.
          Wachovia Securities, LLC

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.


                          PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. These portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute a Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     During the three most recent fiscal years brokerage commissions were paid by Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund as follows:

                  Year Ended       Year Ended       Year Ended
                  Sept. 30, 2006   Sept. 30, 2007   Sept. 30, 2008
                  --------------   ---------------   --------------
Strategic Income
Fund                   N/A             N/A             $69,040*

Value Fund           $2,753,258      $4,942,719        $4,553,641

International
Value Fund           $10,925,848     $19,709,597       $14,094,170

Growth Fund          $1,949,534      $3,994,461        $2,964,698

Income Builder Fund  $2,803,530      $4,061,496        $3,755,698

Global Opportunities
Fund                 $22,128**       $684,780          $1,241,607

International Growth
Fund                   N/A           $139,634***       $155,102

<F*>   Fiscal period December 19, 2007 to September 30, 2008.
<F**>  Fiscal period July 28, 2006 to September 30, 2006.
<F***> Fiscal period February 1, 2007 to September 30, 2007.

     The increased commissions in the most recent fiscal year for Global Opportunities Fund and International Growth Fund were due primarily to an increase in the assets of those Funds. The decreased commissions in the most recent fiscal year for Value Fund, International Value Fund, Growth Fund and Income Builder Fund were due primarily to a decrease in the assets of those Funds. Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer's securities held by a Fund on September 30, 2008 are shown below:

Broker-Dealer       Income Fund     Strategic Income Fund     Value Fund
-------------       ----------      ---------------------     ----------
Bear Stearns         $2,913,429            -                     -

Goldman Sachs & Co.                     $70,979              $67,372,032

JP Morgan            $5,106,895            -                 $39,659,975
Chase & Co.

Lehman Brothers      $162,500           $25,000                  -

Merrill Lynch        $5,599,114            -                     -

Wells Fargo              -           $436,005                    -

     Thornburg may use research services provided by and place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates
------------------------
     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:

                            Year Ended       Year Ended
                            Sept. 30, 2007   Sept. 30, 2008
                            --------------   --------------
Limited Term National Fund      21.35%          17.78%
Limited Term California Fund    22.71%          34.88%
Intermediate National Fund      22.55%          22.00%
Intermediate New Mexico Fund    17.38%          13.48%
Government Fund                 43.35%          19.61%
Income Fund                     41.55%          42.84%
Strategic Income Fund            N/A            36.22%*
Value Fund                      79.29%          70.65%
International Value Fund        64.77%          27.31%
Growth Fund                     82.37%          79.73%
Income Builder Fund             62.60%          46.07%
Global Opportunities Fund       91.02%          83.70%
International Growth Fund      113.34%**        54.31%

<F*>  Fiscal period from December 19, 2007 to September 30, 2008.
<F**> Fiscal period from February 1, 2007 to September 30, 2007.


            DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Funds' current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds' portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds' portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------
     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Funds such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Funds or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Funds, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements to disclose the Funds' nonpublic portfolio holdings information to the following persons:

                                                         Time Lag Between
                                                       Date of Information
Name of Recipient            Frequency              and Date of Disclosure
-----------------            ---------              ----------------------
PricewaterhouseCoopers LLP   Annually and as        One month or less,
                             necessary in           depending on the date
                             connection with the    of request
                             audit services it
                             provides to the
                             Funds

Institutional Shareholder
Services, Inc.               Daily                          None

State Street Bank and
Trust                        Daily                          None

Reuters                      Daily                          None

FT Interactive Data          Daily                          None

FactSet                      Daily                          None

Standard & Poor's/J.J.
Kenny Co.                    Daily                          None

Pricing Direct Inc.          Daily                          None

GCOM Solutions               Monthly                 One month or less
                                                     depending on the date
                                                     of request

Electra Information
Systems, Inc.                Daily                          None

OMGEO LLC                    Daily                          None

Making Holdings Information Publicly Available
----------------------------------------------
     The policy and procedures provide for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of any one or more Funds on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Funds' portfolio holdings information approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July 31), except that portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.


                                 MANAGEMENT

     Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund, Government Fund, Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act and six of whom are not interested persons.
The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.




Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling       Fourteen    Director of
Thornburg, 63     of Trustees  Since       shareholder of Thornburg                   Thornburg
                  (3)          1987 (4)    Investment Management, Inc.                Mortgage,
                                           (investment advisor) and                   Inc. (real
                                           Thornburg Securities                       estate
                                           Corporation (securities                    investment
                                           dealer); Chairman of Thornburg             trust)
                                           Limited Term Municipal Fund, Inc.
                                           (registered investment company)
                                           to 2004; CEO to 2007 and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment trust);
                                           President and Sole Director of
                                           Thornburg Mortgage Advisory
                                           Corporation (investment manager
                                           to Thornburg Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing,       Fourteen         None
53                President,   Since       Director, Chief Investment
                  Member of    2001;       Officer & Co-Portfolio Manager
                  Governance   President   of Thornburg Investment
                  & Nominating Since 1997; Management, Inc.; President
                  Committee    (4)(6)      of Thornburg Limited Term
                  (5)                      Municipal Fund, Inc. to 2004.

Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
---------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater &            Fourteen      Director of
63               Member of     Since       Associates, Santa Fe, New                    Thornburg
                 Audit         1994 (4)    Mexico (developer, planner                   Mortgage,
                 Committee and             and broker of residential and                Inc.(real
                 Governance &              commercial real estate) owner,               estate
                 Nominating                developer and broker for                     investment
                 Committee                 various real estate projects.                trust)

David D.         Trustee,      Trustee     Chairman, President, CEO and   Fourteen      None
Chase, 67        Chairman of   Since       Managing Member of Vestor
                 Audit         2000 (4)    Associates, LLC, the general
                 Committee                 partner of Vestor Partners, LP,
                                           Santa Fe, NM (private entity
                                           fund); Chairman and CEO of Vestor
                                           Holdings, Inc., Santa Fe, NM
                                           (merchant bank).

Eliot R.         Trustee,      Trustee     Partner, Akin, Gump, Strauss,   Fourteen     Director of
Cutler, 62       Chairman of   Since       Hauer & Feld, LLP, Beijing,                  Thornburg
                 Governance    2004 (4)    China (law firm).                            Mortgage, Inc.
                 & Nominating                                                           (real estate
                 Committee                                                              investment
                                                                                        trust)

Susan H.         Trustee,      Trustee     President of Dubin              Fourteen     None
Dubin, 60        Member of     Since       Investment, Ltd., Greenwich,
                 Audit         2004 (4)    Connecticut (private investment
                 Committee                 fund); Director and officer
                                           of various charitable
                                           organizations.

Owen D.          Trustee,      Trustee     President of Dirks, Van         Fourteen     None
Van Essen,       Member of     Since       Essen & Murray, Santa Fe
55               Governance    2004 (4)    New Mexico (newspaper mergers
                 & Nominating              and acquisitions).
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe    Fourteen     None
Weyhrauch, 49    Member of     Since       Properties, Santa Fe,
                 Audit         1996 (4)    NM (since 2004); President &
                 Committee                 CEO from 1997-2004 & Vice
                                           Chairman, 2004 to date, Nambe
                                           Mills, Inc., Santa Fe, NM
                                           (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------

George T.        Vice          Vice        Portfolio Manager, Co-         Not           Not
Strickland, 45   President;    President   Portfolio Manager, Vice        applicable    applicable
                 Treasurer     Since       President, and Managing
                               1996;       Director of Thornburg
                               Treasurer   Investment Management, Inc.;
                               Since 2007  Vice President (to 2004) and
                               (6)         Treasurer (2003-2004) of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.

William V.        Vice         Vice        Portfolio Manager,Co-          Not         Not
Fries, 69         President    President   Portfolio Manager, Vice        applicable  applicable
                               Since 1995  President and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.


Leigh Moiola,    Vice          Vice        Vice President and Managing    Not           Not
41               President     President   Director of Thornburg          applicable    applicable
                               Since 2001  Investment Management,
                                           Inc.; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. to
                                           2004.

Alexander        Vice          Vice        Portfolio Manager, Co-         Not        Not
Motola, 38       President     President   Portfolio Manager (to 2008),   applicable  applicable
                               Since 2001  Vice President, and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager           Not           Not
37                President    President   since 2006, Managing Director  applicable    applicable
                               Since 1999  since 2004, Vice President,
                                           and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager since   Not           Not
45                President    President   2007, Managing Director      applicable    applicable
                               Since 1999  since 2004, Associate
                                           Portfolio Manager and Vice
                                           President of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004.

Christopher       Vice         Vice        Co-Portfolio Manager since      Not          Not
Ihlefeld, 38      President    President   2007, Managing Director since   applicable   applicable
                               Since 2003  2006, and Associate Portfolio
                                           Manager and Vice President
                                           of Thornburg Investment
                                           Management, Inc.; Vice
                                           President of Limited Term
                                           Municipal Fund, Inc., 2003-2004.

Leon              Vice         Vice        Managing Director since 2007    Not          Not
Sandersfeld, 42   President    President   and Associate of Thornburg      applicable   applicable
                               Since 2003  Investment Management, Inc.


Sasha Wilcoxon,   Vice         Vice        Managing Director since        Not           Not
34                President;   President   2007, Mutual Fund Support      applicable    applicable
                  Secretary    Since 2003; Service Department Manager,
                               Secretary   and Associate of Thornburg
                               since 2007  Investment Management, Inc.
                               (6)

Ed Maran,         Vice         Vice        Co-Portfolio Manager since      Not          Not
50                President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Vinson            Vice         Vice        Co-Portfolio Manager since      Not          Not
Walden, 38        President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Thomas          Vice          Vice         Vice President and Managing     Not           Not
Garcia, 37      President     President    Director since 2004 and         Applicable    Applicable
                              since 2006   Associate Portfolio Manager
                                           of Thornburg Investment
                                           Management, Inc.

Lei             Vice          Vice         Co-Portfolio Manager and        Not           Not
Wang, 37        President     President    Managing Director since 2006,   Applicable    Applicable
                              since 2006   and Associate Portfolio
                                           Manager since 2004 of Thornburg
                                           Investment Management, Inc.;
                                           Associate, Enso Capital
                                           Management, LLC 2002-2004.

Connor            Vice        Vice         Co-Portfolio Manager and        Not            Not
Browne, 29        President   President    Managing Director since         Applicable     Applicable
                              since 2006   2006, and Associate
                                           Portfolio Manager of
                                           Thornburg Investment
                                           Investment Management, Inc.

Jason             Vice        Vice         Co-Portfolio Manager since      Not            Not
Brady, 34         President   President    2006 and Managing Director      Applicable     Applicable
                              since 2007   since 2007 of Thornburg
                                           Investment Management, Inc.;
                                           Portfolio Manager, Fortis
                                           Investments 2005-2006;
                                           Associate, Fidelity Investments
                                           2003-2004.

Lewis              Vice        Vice        Co-Portfolio Manager and        Not           Not
Kaufman, 33        President   President   Managing Director since 2007,   Applicable    Applicable
                               since 2007  and Associate Portfolio Manager
                                           since 2005 of Thornburg Investment
                                           Management, Inc.; Associate,
                                           Citigroup, 2003-2004.

Christopher        Vice        Vice        Associate Portfolio Manager     Not           Not
Ryon, 52           President   President   since 2008 of Thornburg         Applicable    Applicable
                               since 2008  Investment Management, Inc.;
                                           Principal, Vanguard Funds to
                                           2008.

Lon Erickson,      Vice        Vice        Associate Portfolio Manager     Not           Not
33                 President   President   since 2008 of Thornburg         Applicabl     Applicable
                               since 2008  Investment Management, Inc.;
                                           Senior Analyst, State Farm
                                           Insurance to 2008.

Kathleen           Vice        Vice        Senior Tax Accountant and       Not           Not
Brady, 48          President   President   Associate of Thornburg          Applicable    Applicable
                               since 2008  Investment Management, Inc.
                                           since 2007; Chief Financial
                                           Officer, Vestor Partners, LP
                                           to 2007.

Jack Gardner,       Vice       Vice        Managing Director since 2007    Not           Not
54                  President  President   of Thornburg Investment         Applicable    Applicable
                               since 2008  Management, Inc.; President,
                                           Thornburg Securities Corporation
                                           since 2008; National Sales
                                           Director, Thornburg Securities
                                           Corporation since 2004.

(1)     Each person's address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 14 separate investment "Funds" or "series."
        Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 14 Funds of the Trust.  Each Trustee oversees the 14 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
        Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 14 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons. David D. Chase (chairman), David
A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors, (iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Funds' independent registered public accounting firm which audits the annual financial statements of each Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Funds' accounting and financial reports. The committee held four meetings in the Trust's fiscal year ended September 30, 2008.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Funds' investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will (i)conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held three meetings in the Trust's fiscal year ended September 30, 2008.

Compensation of the Trustees
----------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. Effective January 1, 2009, The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $96,000 payable quarterly. Ten percent of each quarterly payment shall be invested in one or more Funds, as the Trustee selects, and will be subject to an undertaking by the Trustee to retain the shares during the Trustee's tenure. In addition, each Trustee is compensated $7,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; provided, however, that the compensation is $3,500 for each meeting or session attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee who is not an interested person of the Trust $2,500 for each committee meeting attended. The Trust pays the chairman of the Audit Committee an additional annual compensation of $7,500, payable quarterly, and pays the chairman of the Governance and Nominating Committee an additional annual compensation of $5,000, payable quarterly. The Trust also compensates each independent Trustee $1,500 for each session that such Trustee attends with a Trust service provider, except that if the Trustee is required to travel away from home for the session, the Trust will compensate the Trustee $2,500.

     Trustees are not separately compensated for days spent attending continuing education programs or for time spent traveling to meetings.
The Trust reimburses each Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee's service for the Trust. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the fiscal year ended September 30, 2008 as follows:

                         Pension or
                         Retirement      Estimated      Total
           Aggregate     Benefits        Annual         Compensation
           Compensation  Accrued as      Benefits       from Trust and
Name of    from          Part of         Upon           Fund Complex
Trustee    Trust         Fund Expenses   Retirement     Paid to Trustee
--------   ------------  -------------   -------------  ---------------
Garrett
Thornburg       0             0                0              0

David A.
Ater          $101,250        0                0             $101,250

David D.
Chase         $102,000        0                0             $102,000

Eliot R.
Cutler        $93,250         0                0             $93,250

Susan H.
Dubin         $97,750         0                0             $97,750

Brian J.
McMahon         0             0                0              0

Owen D.
Van Essen     $87,750                                        $87,750

James W.
Weyhrauch     $97,750         0                0             $97,750



Certain Ownership Interests of Trustees
---------------------------------------
Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee in each Fund as of December 31, 2008.

(1)                 (2)                                         (3)                   (4)
                                                                                      Aggregate
                                                                                      Dollar Range
                                                                                      of Securities
                                                                Dollar Range          in all Funds
                                                                of Securities         of the Trust
Name of Trustee     Name of Fund                                in each Fund          as of 12/31/08
---------------     ------------                                -------------         --------------

Garrett Thornburg   New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000
                                                                                       over $100,000

Brian J. McMahon    Limited Term Municipal Fund                  over $100,000

                    Intermediate Municipal Fund                  over $100,000

                    New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                    Strategic Income Fund                        over $100,000

                                                                                       over $100,000

David A. Ater        New Mexico Intermediate Municipal
                     Fund                                   $50,001 - $100,000

                     Value Fund                                  over $100,000

                     International Value Fund                    over $100,000

                     Core Growth Fund                            over $100,000

                     Global Opportunities Fund                   over $100,000

                     International Growth Fund                   over $100,000

                                                                                       over $100,000

David D. Chase      International Value Fund                      $1 - $10,000

                    Core Growth Fund                              $1 - $10,000

                    Investment Income Builder Fund                $1 - $10,000

                    Global Opportunities Fund                     $1 - $10,000

                                                                                   $10,001 - $50,000

Eliot R. Cutler     Limited Term Municipal Fund             $50,001 - $100,000


                    Strategic Income Fund                   $50,001 - $100,000

                    Value Fund                                    $1 - $10,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                         $10,001 - $50,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                $10,001 - $50,000

                                                                                       over $100,000

Susan H. Dubin      International Value Fund                     over $100,000

                    Core Growth Fund                              $1 - $10,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                     $1 - $10,000
                                                                                       over $100,000

Owen Van Essen      New Mexico Intermediate Municipal Fund       over $100,000

                    Strategic Income Fund                        over $100,000

                    Value Fund                              $50,001 - $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                                                                                       over $100,000

James W.            Value Fund                              $50,001 - $100,000
Weyhrauch
                    International Value Fund                 $10,001 - $50,000


                    Core Growth Fund                        $50,001 - $100,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund               $50,001 - $100,000

                                                                                       over $100,000




Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the advisor and the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes to make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.


                     INFORMATION ABOUT PORTFOLIO MANAGERS

     Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of a Fund's investments and the manager's management of other accounts. These conflicts could include:

     - Allocating a favorable investment opportunity to one account but not another.

     - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Funds' investments and the manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers
--------------------------------------
     Set out below for each of the portfolio and co-portfolio managers named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of September 30, 2008. The information includes the Fund or Funds as to which each individual is a portfolio or co-portfolio manager. Except as noted below, as of September 30, 2008, the advisory fee for each of the accounts was not based on the investment performance of the account.

George T. Strickland
--------------------
Registered Investment Companies:  Accounts:  6    Assets: $2,190,307,746
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

William V. Fries
----------------
Registered Investment Companies:  Accounts:  17   Assets: $21,388,909,218
Other Pooled Investment Vehicles: Accounts:   9   Assets: $1,584,151,401
Other Accounts:                   Accounts: 4,030 Assets: $6,311,971,764

Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Alexander M.V. Motola
---------------------
Registered Investment Companies:  Accounts:  4    Assets: $2,212,059,640
Other Pooled Investment Vehicles: Accounts:  1    Assets: $14,172,357
Other Accounts:                   Accounts:  36   Assets: $107,511,505

Advisory Fee based
on Performance:                   Accounts:  2    Assets: $93,245,486

Brian J. McMahon
----------------
Registered Investment Companies:  Accounts:  3    Assets: $4,103,452,689
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Edward Maran
-------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  6    Assets: $956,672,116
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006

Wendy Trevisani
---------------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  7    Assets: $664,881,955
Other Accounts:                   Accounts: 9,256 Assets: $7,288,666,329

Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Lei Wang
--------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  3    Assets: $627,479,285
Other Accounts:                   Accounts: 27    Assets: $3,823,782,758

Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Connor Browne
-------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  7    Assets: $970,844,473
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006

Advisory Fee based
on Performance:                   Accounts:  1    Assets: $14,172,357

W. Vinson Walden
----------------
Registered Investment Companies:  Accounts:  2    Assets: $436,397,156
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Josh Gonze
----------
Registered Investment Companies:  Accounts:  5    Assets: $2,142,794,846
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

Christopher Ihlefeld
--------------------
Registered Investment Companies:  Accounts:  5    Assets: $2,142,794,846
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 236   Assets: $879,932,219

Jason Brady
-----------
Registered Investment Companies:  Accounts:  5    Assets: $4,274,751,900
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 41    Assets: $161,900,949

Portfolio Managers' Ownership of Shares in the Funds
----------------------------------------------------
     Displayed below for each of the portfolio and co-portfolio managers named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. The information presented is current as of September 30, 2008. In each case, the dollar range listed may include shares owned by the portfolio or co-portfolio manager through the manager's self-directed account in Thornburg's retirement plan. In addition to the holdings noted below, each of the portfolio and co-portfolio managers is a participant in Thornburg's profit sharing plan, which invests in shares of each of the Funds.

George T. Strickland
--------------------
Limited Term National Fund     $50,001 - $100,000
Intermediate National Fund     $50,001 - $100,000
Limited Term California Fund         None
Intermediate New Mexico Fund   $100,001 - $500,000
Strategic Income Fund

William V. Fries
----------------
Value Fund                     Over $1,000,000
International Value Fund       Over $1,000,000

Alexander M.V. Motola
---------------------
Growth Fund                    $100,001 - $500,000
International Growth Fund      $100,001 - $500,000

Brian J. McMahon
----------------
Income Builder Fund            Over $1,000,000
Global Opportunities Fund      Over $1,000,000

Edward Maran
------------
Value Fund                     $100,001 - $500,000

Wendy Trevisani
---------------
International Value Fund       $100,001 - $500,000

Lei Wang
--------
International Value Fund       $10,001 - $50,000

Connor Browne
-------------
Value Fund                     $100,001 - $500,000

W. Vinson Walden
----------------
Global Opportunities Fund      $100,001 - $500,000

Josh Gonze
----------
Limited Term National Fund         None
Intermediate National Fund         None
Limited Term California Fund       None
Intermediate New Mexico Fund   $1 - $10,000

Christopher Ihlefeld
--------------------
Limited Term National Fund         None
Intermediate National Fund         None
Limited Term California Fund       None
Intermediate New Mexico Fund       None

Jason Brady
-----------
Government Fund                    None
Income Fund                        None
Strategic Income Fund
Income Builder Fund                None

                     PRINCIPAL HOLDERS OF SECURITIES

Limited Term National Fund
--------------------------
     As of November 4, 2008 Limited Term National Fund had an aggregate of 93,734,427.29 shares outstanding, of which 33,489,098.59 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held 549,279.13 Institutional Class shares of Limited Term National Fund, representing 1.64% of the Fund's Institutional Class shares. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's outstanding Institutional Class shares:

                                     No. of            % of Total
Shareholder                          Shares         Shares in Class
-----------                          ------         ---------------
Charles Schwab & Co.              7,781,346.39           22.24%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial                     6,110,257.47           18.25%
f/b/o its Customers
P.O. Box 509048
San Diego, CA 92150-9048

Prudential Investment             3,031,813.77             9.05%
  Management Service
f/b/o its Mutual Fund Clients
100 Mulberry St., Floor 11
Newark, NJ 07102-4056

Limited Term California Fund
----------------------------
     As of November 4, 2008, Limited Term California Fund had an aggregate of 9,462,626.58 shares outstanding, of which 3,165,132.33 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding Institutional Class shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% of the outstanding Institutional Class shares of the Fund:

                                      No. of           % of Total
Shareholder                           Shares        Shares in Class
-----------                           ------        ---------------
Charles Schwab & Co.              1,605,037.69          50.71%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial                       230,229.04           7.27%
f/b/o its Customers
P.O. Box 509048
San Diego, CA 92150-9048

Intermediate National Fund
--------------------------
     As of November 4, 2008, Intermediate National Fund had an aggregate of 41,186,961.40 shares outstanding, of which 12,062,419.05 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held 123,960.55 Institutional Class shares of Intermediate National Fund, representing 1.03% of the Fund's Institutional Class shares. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of Intermediate National Fund's outstanding Institutional Class shares:
                                     No. of           % of Total
Shareholder                          Shares        Shares in Class
-----------                          ------        ---------------
Charles Schwab & Co.              1,637,266.65          13.57%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch                     1,003,136.89           8.32%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

LPL Financial                     759,513.57             6.30%
f/b/o its Customers
P.O. Box 509048
San Diego, CA 92150-9048

Intermediate New Mexico Fund
----------------------------
     As of November 4, 2008, Intermediate New Mexico Fund had an aggregate of 15,832,508.85 shares outstanding, of which 2,010,404.29 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held 359,969.86 Institutional Class shares of Intermediate New Mexico Fund, representing 17.91% of the Fund's Institutional Class shares. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of Intermediate New Mexico Fund's outstanding Institutional Class shares:
                                     No. of          % of Total
Shareholder                          Shares        Shares in Class
-----------                          ------        ---------------
Catherine Oppenheimer, as          473,002.09           23.53%
Trustee for Oppenheimer
Revocable Living Trust dtd 3/7/01
c/o Thornburg Investment
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

Dawn B. Fischer                    395,030.47           19.65%
c/o Thornburg Investment
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

Steven Bohlin, for                167,443.38             8.33%
Rachel O'Keefe Bohlin JT WROS
c/o Thornburg Investment
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

Thornburg Investment Management,   119,642.97            5.95%
Inc.
Attn: Corporate Accounting
2300 North Ridgetop Road
Santa Fe, NM 87506

Government Fund
---------------
     As of November 4, 2008, Government Fund had an aggregate of 19,389,754.35 shares outstanding, of which 1,641,103.10 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding Institutional Class shares of Government Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Institutional Class shares:

                                    No. of          % of Total
Shareholder                         Shares        Shares in Class
-----------                         ------        ---------------
Merrill Lynch                     225,485.58           13.74%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Charles Schwab & Co.              140,453.36            8.56%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Income Fund
-----------
     As of November 4, 2008, Income Fund had an aggregate of 25,920,145.81 shares outstanding, of which 9,298,042.46 were Institutional Class shares. On November 4, 2008, officers and Trustees of Thornburg Investment Trust, as a group, together with related persons, owned less than one percent of the Institutional Class shares of Income Fund. On November 4, 2008, the following person was known to have held of record or beneficially 5% or more of the Fund's Institutional Class shares:

                                   No. of           % of Total
Shareholder                        Shares        Shares in Class
-----------                        ------        ---------------
Charles Schwab & Co.           2,318,235.09           24.93%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Prudential Investment           789,785.02              8.49%
  Management Service
f/b/o its Mutual Fund Clients
100 Mulberry St., Floor 11
Newark, NJ 07102-4056

Merrill Lynch                   506,140.65              5.44%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Strategic Income Fund
---------------------
     As of November 4, 2008, Strategic Income Fund had an aggregate of 4,633,585.54 shares outstanding, of which 1,450,581.73 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, held 694,695.86 Institutional Class shares of Strategic Income Fund, representing 47.89% of the Fund's Institutional Class shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Institutional Class shares:

                               No. and Class               % of Total
Shareholder                      of Shares               Shares in Class
-----------                    --------------            ---------------
Brian McMahon, as trustee        228,266.14                   15.74%
for the Oppenheimer Descendants
Trust
2300 North Ridgetop Road
Santa Fe, NM 87506

Thornburg Charitable Foundation  209,380.23                   14.43%
2300 North Ridgetop Road
Santa Fe, NM 87506

Brian McMahon, as trustee        167,412.28                   11.54%
for the Thornburg Descendants
Trust
2300 North Ridgetop Road
Santa Fe, NM 87506

Brian McMahon                    156,271.97                   10.77%
c/o Thornburg Investment
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

Charles Schwab & Co.             74,374.03                     5.13%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Value Fund
----------
     As of November 4, 2008, Value Fund had an aggregate of 125,813,714.29 shares outstanding, of which 58,897,930.19 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned less than one percent of the Institutional Class shares of Income Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of Value Fund's outstanding Institutional Class shares:
                                   No. of              % of Total
Shareholder                        Shares           Shares in Class
-----------                        ------           ---------------
Charles Schwab & Co.           4,987,184.11              8.47%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

International Value Fund
------------------------
     As of November 4, 2008, International Value Fund had an aggregate of 591,265,099.35 shares outstanding, of which 203,165,177.33 were
Institutional Class shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, held less than one percent of the outstanding Institutional Class shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of International Value Fund's outstanding Institutional Class shares:

                                  No. of             % of Total
Shareholder                       Shares          Shares in Class
-----------                       ------          ---------------
Charles Schwab & Co.          37,483,777.38            18.45%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Merrill Lynch                 34,445,965.68            16.95%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Citigroup Global Markets Inc.  11,931,532.58            5.87%
House Account
11155 Red Run Blvd.
Owings Mill, MD 21117

Growth Fund
-----------
     As of November 4, 2008, Growth Fund had an aggregate of 143,297,569.23 shares outstanding, of which 23,159,566.77 were Institutional Class shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust owned 1,188,660.30 Institutional Class Shares of Growth Fund, representing 5.13% of the Fund's outstanding Institutional Class shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of Growth Fund's outstanding Institutional Class shares:

                                 No. of              % of Total
Shareholder                      Shares            Shares in Class
-----------                      ------            ---------------
Merrill Lynch                  2,806,488.18             12.12%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Citigroup Global Markets Inc.  2,116,625.50              9.14%
House Account
11155 Red Run Blvd.
Owings Mill, MD 21117

Charles Schwab & Co.           1,807,610.18              7.81%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

LPL Financial                  1,798,944.16              7.77%
f/b/o its Customers
P.O. Box 509048
San Diego, CA 92150-9048

Prudential Investment          1,546,818.27              6.68%
  Management Service
f/b/o its Mutual Fund Clients
100 Mulberry St., Floor 11
Newark, NJ 07102-4056

Income Builder Fund
-------------------
     As of November 4, 2008, Income Builder Fund had an aggregate of 201,128,481.41 shares outstanding, of which 43,162,113.19 were Institutional Class shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust owned 1,512,235.32 Institutional Class shares of Income Builder Fund, representing 3.50% of the Fund's outstanding Institutional Class shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of Income Builder Fund's outstanding Institutional Class shares:

                                 No. of             % of Total
Shareholder                      Shares           Shares in Class
-----------                      ------           ---------------
Prudential Investment          8,454,523.04            19.59%
  Management Service
f/b/o its Mutual Fund Clients
100 Mulberry St., Floor 11
Newark, NJ 07102-4056

Charles Schwab & Co.           5,211,540.80            12.07%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.  4,118,021.97             9.54%
House Account
11155 Red Run Blvd.
Owings Mill, MD 21117

Merrill Lynch                  3,185,955.31             7.38%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

LPL Financial                  2,841,757.24             6.58%
f/b/o its Customers
P.O. Box 509048
San Diego, CA 92150-9048

Global Opportunities Fund
-------------------------
     As of November 4, 2008, Global Opportunities Fund had an aggregate of 27,589,438.95 shares outstanding, of which 10,727,043.69 were Institutional Class shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned 1,476,478.81 Institutional Class shares of the Fund, representing 13.76% of the Fund's outstanding Institutional Class shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of Global Opportunities Fund's outstanding Institutional Class shares:

                                 No. of            % of Total
Shareholder                      Shares          Shares in Class
-----------                      ------          ---------------
Prudential Investment Service  5,132,864.41            47.85%
FBO Mutual Fund Clients
100 Mulberry St., Floor 11
Newark, NJ 07102-4056

Merrill Lynch                    790,208.41             7.37%
f/b/o its Customers
4800 Deer Lake Dr.
Jacksonville, FL  32246-6484

Charles Schwab & Co.             633,339.08             5.90%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

International Growth Fund
-------------------------
     As of November 4, 2008, International Growth Fund had an aggregate of 7,225,273.54 shares outstanding, of which 2,546,640.35 were Institutional Class shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned 1,246,129.55 Institutional Class shares of the Fund, representing 48.93% of the Fund's outstanding Institutional Class shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's outstanding Institutional Class shares:

                                   No. and Class      % of Total
Shareholder                        of Shares        Shares in Class
-----------                       -------------     ---------------
Brian McMahon, as trustee          390,204.78            15.32%
for the Lloyd Thornburg
Irrevocable Trust
2300 North Ridgetop Road
Santa Fe, NM 87506

Brian McMahon, as trustee          183,674.50             7.21%
for the Oppenheimer Descendants
Trust
2300 North Ridgetop Road
Santa Fe, NM 87506

Charles Schwab & Co.               171,791.47             6.75%
Special Custody Account
101 Montgomery Street
San Francisco, CA 94104-4151

Garrett Thornburg Revocable        171,469.46             6.73%
Living Trust
2300 North Ridgetop Road
Santa Fe, NM 87506

Citigroup Global Markets Inc.      156,947.63             6.16%
House Account
11155 Red Run Blvd.
Owings Mill, MD 21117

Brian McMahon, as trustee          146,817.14             5.77%
for the Thornburg Descendants
Trust
2300 North Ridgetop Road
Santa Fe, NM 87506


                             NET ASSET VALUE

     Each Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                               DISTRIBUTOR

     Pursuant to a Distribution Agreement between the Trust and Thornburg Securities Corporation ("TSC"), TSC acts as principal underwriter in a continuous offering of Institutional Class shares of the Funds. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman of the Trustees of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


    ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

      To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

Share Class Conversion within Certain Fee-Based Accounts
--------------------------------------------------------
     Some shareholders may hold Institutional Class shares of the Funds through fee-based programs, often referred to as "wrap accounts," that are managed by investment dealers, financial advisors or other investment professionals (each, a "wrap account intermediary"). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of Institutional Class shares through the program which are additional to the ownership requirements described in the Funds' Institutional Class shares prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion of a shareholder's Institutional Class shares in a Fund, including those Institutional Class shares purchased by the shareholder during the shareholder's participation in the program, to the appropriate retail class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of Institutional Class shares. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in Institutional Class shares of the Funds out of the program that offered Institutional class shares and into a program or account through which the wrap account intermediary only offers retail class shares of the Funds. Any such converstion by a wrap account intermediary will be made in accordance with the applicable prospectuses of the Funds, including the Institutional Class Shares prospectus, and will be made without the imposition by the Funds of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the Institutional Class shares.

     If you own Institutional Class shares of the Funds through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of Institutional Class shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.


                      BUSINESS CONTINUITY PLAN

     Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack. In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.

                INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm for the Funds.


                    Statement of Additional Information
                                 For
                      Thornburg Retirement Plan Shares
                                 of
                Thornburg Limited Term U.S. Government Fund
                   Thornburg Limited Term Income Fund
                          Thornburg Value Fund
                    Thornburg International Value Fund
                       Thornburg Core Growth Fund
                 Thornburg Investment Income Builder Fund
                   Thornburg Global Opportunities Fund
                   Thornburg International Growth Fund

                         2300 North Ridgetop Road
                        Santa Fe, New Mexico 87506

     Thornburg Limited Term U.S. Government Fund ("Government Fund"), Thornburg Limited Term Income Fund ("Income Fund"), Thornburg Value Fund ("Value Fund"), Thornburg International Value Fund ("International Value Fund"), Thornburg Core Growth Fund ("Growth Fund"), Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund") and Thornburg International Growth Fund ("International Growth Fund") are investment portfolios established by Thornburg Investment Trust (the "Trust"). Prior to February 1, 2002, Thornburg International Value Fund was "Thornburg Global Value Fund." This Statement of Additional Information relates to the investments made or proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of Class R3, Class R4 or Class R5 shares offered by the Funds.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' "Thornburg Retirement Plan Shares" Prospectus dated February 1, 2009. A copy of the Prospectus and the most recent Annual and Semiannual Reports for each of the Funds may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506. The audited financial statements contained in the Annual Reports to Shareholders of each of the Funds for the fiscal year ended September 30, 2008, are incorporated herein by reference. This Statement of Additional Information is incorporated by reference into the Funds' Retirement Class Shares Prospectus.

     The Class R3 Shares referred to in this Statement of Additional Information were known as Class R1 Shares until February 1, 2007.

     The date of this Statement of Additional Information is February 1,
2009.


TABLE OF CONTENTS

ORGANIZATION OF THE FUNDS. . . . . . . . . . . . . . . . . . . __

INVESTMENT POLICIES. . . . . . . . . . . . . . . . . . . . . . __

GOVERNMENT FUND and INCOME FUND. . . . . . . . . . . . . . . . __
  Determining Portfolio Average Maturity -
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Purchase of Certificates of Deposit
    Government Fund and Income Fund. . . . . . . . . . . . . . __
  Mortgage-Backed Securities and Mortgage Pass-
    Through Securities - Government Fund and Income Fund . . . __ Other Mortgage-Backed Securities - Government Fund and
    Income Fund . . . . . . . . . . . . . . . . . . . . . . .  __
  Other Asset-Backed Securities - Income Fund  . . . . . . . . __
  Collateralized Mortgage Obligations ("CMOs") - Government
    Fund and Income Fund . . . . . . . . . . . . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations - Government Fund
    and Income Fund                                            __
  Other Structured Finance Arrangements - Income Fund. . . . . __
  Repurchase Agreements - Government Fund and Income Fund. . . __ When-Issued Securities - Government Fund and Income Fund . . __ Reverse Repurchase Agreements - Government Fund and
   Income Fund . . . . . . . . . . . . . . . . . . . . . . . . __
  Dollar Roll Transactions - Government Fund and Income Fund . __
  Securities Lending - Government Fund and Income Fund . . . . __
  Other Investment Strategies - Income Fund. . . . . . . . . . __
  General Characteristics of Options - Income Fund . . . . . . __
  General Characteristics of Futures - Income Fund . . . . . . __
  Options on Securities Indices and Other Financial
   Indices - Income Fund . . . . . . . . . . . . . . . . . . . __
  Currency Transactions - Income Fund. . . . . . . . . . . . . __
  Risks of Currency Transactions - Income Fund . . . . . . . . __
  Combined Transactions - Income Fund. . . . . . . . . . . . . __
  Swap Agreements, Caps, Floors and Collars - Income Fund. . . __
  Eurodollar Instruments - Income Fund . . . . . . . . . . . . __
  Risks of Strategic Transactions Outside
    the United States - Income Fund. . . . . . . . . . . . . . __
  Use of Segregated and Other Special Accounts - Income Fund . __
  Foreign Investments - Income Fund. . . . . . . . . . . . . . __

VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND,
   INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, AND
   INTERNATIONAL GROWTH FUND . . . . . . . . . . . . . . . . . __
  Illiquid Investments - Equity Funds. . . . . . . . . . . . . __
  Restricted Securities - Equity Funds. . . . . . .  . . . . . __
  Swap Agreements, Caps, Floors and Collars - Equity Funds . . __
  Indexed Securities - Equity Funds. . . . . . .  . . . .. . . __
  Repurchase Agreements - Equity Funds. . . . . . . . . .. . . __
  Reverse Repurchase Agreements - Equity Funds. .  . . . .. .  __
  Securities Lending - Equity Funds. . . . . . .  . . . . . .  __
  Lower-Quality Debt Obligations - Equity Funds. . . .  . . .  __
  Foreign Investments - Equity Funds. . . . . . .  . .. . .  . __
  Foreign Currency Transactions - Equity Funds. .  . .  . .. . __
  Mortgage-Backed Securities and Mortgage Pass-
    Through Securities - Equity Funds . . . . . . . . .  . . . __
  Other Mortgage-Backed Securities - Equity Funds . . . . . .  __
  Other Asset-Backed Securities - Equity Funds . . . . . . . . __
  Collateralized Mortgage Obligations ("CMOs") - Equity
    Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . __
  FHLMC Collateralized Mortgage Obligations - Equity Funds . . __
  Other Structured Finance Arrangements - Equity Funds . . . . __
  REITs and Other Real Estate-Related Instruments -
    Equity Funds. . . . . . . . . . . . . . . . . . . . . . .  __
  Futures Contracts - Equity Funds. . . . . . .  . . . . . . . __
  Futures Margin Payments - Equity Funds. . . .. . .   ... . . __
  Limitations on Futures and Options Transactions -
   Equity Funds. .  . . . . . . . . . . .  . .  . .. .  . . .  __
  Purchasing Put and Call Options - Equity Funds.. . . . . . . __
  Writing Put and Call Options - Equity Funds.. . . . .  . . . __
  Combined Positions - Equity Funds. . . . . . . . . . . . . . __
  Correlations of Price Changes - Equity Funds.. . . . . . . . __
  Liquidity of Options and Futures Contracts - Equity Funds. . __
  OTC Options - Equity Funds . . . . .. . . . . . . . . . . .  __
  Options and Futures Relating to Foreign Currencies -
   Equity Funds . . . . .. . . . . . . . . . . . . . . . . . . __
  Asset Coverage for Futures and Options Positions -
   Equity Funds . . . . . .. . . . . . . . . . . . . . . . . . __
  Structured Notes - Equity Funds . . . . . . . . . . . . . .  __
  Zero Coupon Bonds and "Stripped" Securities - Equity Funds . __
  Short Sales - Equity Funds . . . . . . . . . . . . . . . . . __

COMMODITY FUTURES TRADING REGISTRATION EXEMPTION. . . . . . .  __

INVESTMENT LIMITATIONS . . . . . . . . . . . . . . . . . . . . __
  Government Fund . . . . . . . . . . . . . . . . . . . . . . .__
  Income Fund . . . . . . . . . . . . . . . . . . . . . . . . .__
  Value Fund, International Value Fund, Growth Fund,
     Income Builder Fund, Global Opportunities Fund
     and International Growth Fund . . . . . . . . . . . . . . __

YIELD AND RETURN COMPUTATION . . . . . . . . . . . . . . . . . __
  Performance and Portfolio Information. . . . . . . . . . . . __

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . __
  Government Fund (Class R3 Shares). . . . . . . . . . . . . . __
  Income Fund (Class R3 Shares). . . . . . . . . . . . . . . . __
  Value Fund (Class R3, Class R4 and Class R5 Shares). . . . . __
  International Value Fund (Class R3, Class R4 and Class
    R5 Shares). . . . . . . . . . . . . . . . . . . . . . . .  __
  Growth Fund (Class R3, Class R4 and Class R5 Shares) . . . . __
  Income Builder Fund (Class R3, Class R4 and Class R5
    Shares). . . . . . . . . . . . . . . . . . . . . . . . . . __
  Global Opportunities Fund (Class R3, Class R4 and
    Class R5 Shares) . . . . . . . . . . . . . . . . . . . . . __
  International Growth Fund (Class R3, Class R4 and
    Class R5 Shares) . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL MATTERS RESPECTING TAXES  . . . . . . . . . . . . . __
  Election by the Funds-Subchapter M . . . . . . . . . . . . . __
  Backup Witholding . . . . . . . . . . . . . . . . . . . . . .__
  Distributions by Investment Companies. . . . . . . . . . . . __
  Foreign Currency Transactions. . . . . . . . . . . . . . . . __
  Foreign Withholding Taxes. . . . . . . . . . . . . . . . . . __
  Redemptions or Other Dispositions of Shares. . . . . . . . . __

DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS . . . . . . . . . . . . __

INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENT, AND
  ADMINISTRATIVE SERVICES AGREEMENT. . . . . . . . . . . . . . __
  Investment Advisory Agreement. . . . . . . . . . . . . . . . __
  Proxy Voting Policies  . . . . . . . . . . . . . . . . . . . __
  Administrative Services Agreement. . . . . . . . . . . . . . __

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . __
  Service Plans . . . . . . . . . . . . . . . . . . . . . . .  __
  Class R3 Distribution Plans . . . . . . . . . . . . . . . .  __

FINANCIAL INTERMEDIARY COMPENSATION  . . . . . . . . . . . . . __

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . __
  Portfolio Turnover Rates . . . . . . . . . . . . . . . . . . __

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION . . . . . . . . . __
  Selective Disclosure of Nonpublic Holdings Information. . . .__
  Making Holdings Information Publicly Available. . . . . . . .__

MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . __
  Interested Trustees . . . . . . . . . . . . . . . . . . . . .__
  Independent Trustees . . . . . . . . . . . . . . . . . . . . __
  Officers of the Fund (who are not Trustees) . . . . . . . . .__
  Committees of the Trustees. . . . . . . . . . . . . . . . . .__
  Compensation of the Trustees. . . . . . . . . . . . . . . . .__
  Certain Ownership Interests of Trustees . . . . . . . . . . .__
  Personal Securities Transactions of Personnel . . . . . . . .__

INFORMATION ABOUT PORTFOLIO MANAGERS . . . . . . . . . . . . . __
  Portfolio Manager Compensation . . . . . . . . . . . . . . . __
  Conflicts of Interest . . . . . . . . . . . . . . . . . . . .__
  Accounts Managed by Portfolio Managers . . . . . . . . . . . __
  Portfolio Managers' Ownership of Shares in the Funds . . . . __

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . .  __
  Government Fund . . . . . . . . . . . . . . . . . . . . . .  __
  Income Fund . . . . . . . . . . . . . . . . . . . . . . . .  __
  Value Fund . . . . . . . . . . . . . . . . . . . . . . . . . __
  International Value Fund . . . . . . . . . . . . . . . . . . __
  Growth Fund . . . . . . . . . . . . . . . . . . . . . . . .  __
  Income Builder Fund . . . . . . . . . . . . . . . . . . . .  __
  Global Opportunities Fund . . . . . . . . . . . . . . . . .  __
  International Growth Fund . . . . . . . . . . . . . . . . .  __

NET ASSET VALUE. . . . . . . . . . . . . . . . . . . . . . . . __

DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . __

ADDITIONAL INFORMATION RESPECTING
PURCHASE AND REDEMPTION OF SHARES. . . . . . . . . . . . . . . __

BUSINESS CONTINUITY PLAN . . . . . . . . . . . . . . . . . . . __

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  . . . . . . . . __



                        ORGANIZATION OF THE FUNDS

     Government Fund, Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are diversified series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized on June 3, 1987 as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration"). The Trustees are authorized to divide the Trust's shares into additional series and classes.

     The assets received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are allocated in proportion to the asset value of the respective series and classes of the Trust except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, determine which expenses are allocable to a given Fund, or generally allocable to all of the Funds of the Trust. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of that Fund which are available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by Thornburg Investment Management, Inc. ("Thornburg") in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees of the Fund determined it to be in the best interest of the participating Fund and its shareholders.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Thornburg believes that, in view of the above, the risk of personal liability to shareholders is remote.

     Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative rights or preemptive rights.

     State Street Bank and Trust Company, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.


                           INVESTMENT POLICIES

GOVERNMENT FUND and INCOME FUND

     Government Fund and Income Fund each has the primary investment goal of providing, through investment in a professionally managed portfolio of fixed income obligations, as high a level of current income as is consistent, in the investment advisor's view, with safety of capital. Government Fund will seek to achieve its primary investment goal by investing primarily in obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities and in participations in such obligations or in repurchase agreements secured by such obligations. Income Fund will seek to achieve its primary goal by investing primarily in investment grade short and intermediate maturity bonds and asset backed securities such as mortgage backed securities and collateralized mortgage obligations. Income Fund also may invest in other securities, and utilize other investment strategies to hedge market risks, manage cash positions or to enhance potential gain. Additionally, each of the Funds has the secondary goal of reducing fluctuations in its net asset value compared to longer term portfolios, and will pursue this goal by investing in a portfolio of obligations with an expected dollar-weighted average maturity of normally less than five years. There is no assurance that the Funds will achieve their respective goals.

     The following discussion supplements the disclosures in the Funds' Prospectus respecting Government Fund's and Income Fund's investment policies, techniques and investment limitations.

Determining Portfolio Average Maturity - Government Fund and Income Fund
------------------------------------------------------------------------
     For purposes of each Fund's investment policy, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features (such as put or demand features) or a variable rate of interest which, in the judgment of Thornburg, will result in the instrument being valued in the market as though it has an earlier maturity.

     In addition, each Fund may estimate the expected maturities of certain securities it purchases in connection with achieving its investment objectives. Certain obligations such as Treasury Bills and Notes have stated maturities. However, certain obligations a Fund may acquire, such as GNMA certificates, are interests in pools of mortgages or other loans having varying maturities.

     Due to prepayments of the underlying mortgage instruments or other loans, such asset-backed securities do not have a known actual maturity (the stated maturity date of collateralized mortgage obligations is, in effect, the maximum maturity date). In order to determine whether such a security is a permissible investment for a Fund (and assuming the security otherwise qualifies for purchase by the Fund), the security's remaining term will be deemed equivalent to the estimated average life of the underlying mortgages at the time of purchase of the security by the Fund. Average life will be estimated by the Fund based on Thornburg's evaluation of likely prepayment rates after taking into account current interest rates, current conditions in the relevant housing markets and such other factors as it deems appropriate. There can be no assurance that the average life as estimated will be the actual average life.

     For example, the mortgage instruments in the pools underlying mortgage-backed securities have original maturities ranging from 8 to 40 years. The maximum original maturity of the mortgage instruments underlying such a security may, in some cases, be as short as 12 years. The average life of such a security at the time of purchase by a Fund is likely to be substantially less than the maximum original maturity of the mortgage instruments underlying the security because of prepayments of the mortgage instruments, the passage of time from the issuance of the security until its purchase by a Fund and, in some cases, the wide dispersion of the original maturity dates of the underlying mortgage instruments.

     Certain securities which have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining actual lives which are less than their stated nominal lives. In addition, certain asset-backed securities which have variable or floating interest rates may be deemed to have remaining lives which are less than the stated maturity dates of the underlying mortgages.

Purchase of Certificates of Deposit - Government Fund and Income Fund
---------------------------------------------------------------------
     In addition to the other securities each Fund may purchase, each Fund is authorized to purchase bank certificates of deposit under certain circumstances. Government Fund may under certain market conditions invest up to 20% of its assets in (i) time certificates of deposit maturing in one year or less after the date of acquisition which are issued by United States banks having assets of $1,000,000,000 or more, and (ii) time certificates of deposit insured as to principal by the Federal Deposit Insurance Corporation. If any certificate of deposit (whether or not insured in whole or in part) is nonnegotiable, and it matures in more than 7 days, it will be considered illiquid, and subject to Government Fund's fundamental investment restriction that no more than 10% of the Fund's net assets will be placed in illiquid investments.

     Income Fund may invest in certificates of deposit of large domestic and foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars), including foreign branches of domestic banks, and certificates of deposit of smaller banks as described below. Although Income Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks. (See "Foreign Investments" below). Income Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more that $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Government Fund and Income Fund
---------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred.
Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Such pools may be purchased by Income Fund, but will not be purchased by Government Fund. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.
The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Income Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Government Fund and Income Fund
------------------------------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. Neither Government Fund nor Income Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed below. Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Income Fund
-------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Income Fund" below). If otherwise consistent with Income Fund's investment objectives and policies, Income Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. Income Fund, as a possible purchaser of such securities, will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     Income Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Government Fund and
Income Fund
------------------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Government Fund and
  Income Fund
---------------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Income Fund
---------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. Income Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Income Fund." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. The Fund will not invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

Repurchase Agreements - Government Fund and Income Fund
-------------------------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of
purchase.   The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities - Government Fund and Income Fund
--------------------------------------------------------
     Government Fund or Income Fund each may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable and subject to the Fund's investment policies. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that each Fund will purchase such securities with the purpose of actually acquiring them unless sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Neither Fund believes that its net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will maintain in a segregated account liquid assets at least equal in value to commitments for when-issued or forward delivery securities. Such assets will be marked to the market daily, and will be used specifically for the settlement of when-issued or forward delivery commitments.

Reverse Repurchase Agreements - Government Fund and Income Fund
---------------------------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Neither Government Fund nor Income Fund will enter into any such transaction if, as a result, more than 5% of the Fund's total assets would then be subject to reverse repurchase agreements. See the "Investment Restrictions" applicable to each Fund, below. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Dollar Roll Transactions - Government Fund and Income Fund
----------------------------------------------------------
     Government Fund and Income Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The selling Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

     Dollar rolls are treated for purposes of the 1940 Act as borrowings of the Fund entering into the transaction because they involve the sale of a security coupled with an agreement to repurchase, and are subject to the investment restrictions applicable to any borrowings made by the Fund. Like all borrowings, a dollar roll involves costs to the borrowing Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     Dollar rolls involve potential risks of loss to the selling Fund which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty may be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Securities Lending - Government Fund and Income Fund
----------------------------------------------------
     Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Other Investment Strategies - Income Fund
-----------------------------------------
     Income Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), to manage the effective maturity or duration of fixed-income securities or portfolios, or to enhance potential gain. Such strategies are used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new investments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, Income Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for Income Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for purposes not related to bona fide hedging or risk management. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of Income Fund to utilize these Strategic Transactions successfully will depend on Thornburg's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent Thornburg's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to Income Fund, force the sales of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options - Income Fund
------------------------------------------------
     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument as to which the options relate. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Income Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, Income Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.
The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An American-style put or call option may be exercised at any time during the option period while a European-style put or call options may be exercised only upon expiration or during a fixed period prior thereto. Income Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, to the extent the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     Income Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("counterparties") through direct bilateral agreement with the counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are set by negotiation of the parties. Income Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the counterparty to buy back the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with Income Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Thornburg must assess the creditworthiness of each counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. Income Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank in New York as "primary dealers," broker dealers, domestic or foreign banks or other financial institutions which have received a short-term credit rating of "A-1" from Standard & Poor's Corporation or "P-1" from Moody's Investor Services or have been determined by Thornburg to have an equivalent credit rating. The staff of the SEC currently takes the position that the amount of Income Fund's obligation pursuant to an OTC option is illiquid, and is subject to Income Fund's limitation on investing no more than 15% its assets in illiquid instruments.

     If Income Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     Income Fund may purchase and sell call options on U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities other than futures on individual corporate debt and individual equity securities. All calls sold by the Fund must be "covered" or must meet the asset segregation requirements described below as long as the call is outstanding (i.e., the Fund must own the securities or futures contract subject to the call). Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security and may require the Fund to hold a security which it might otherwise have sold.

     Income Fund may purchase and sell put options that relate to U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt obligations, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) or futures on such securities other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under its hedging, duration management, risk management, and other Strategic Transactions other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures - Income Fund
------------------------------------------------
     Income Fund may purchase and sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract.

     Income Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 5% of the face amount of the contract, but may be higher in some circumstances. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position will be offset prior to settlement and that delivery will not occur.

     Income Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in computing the 5% limit. The segregation requirements with respect to futures and options thereon are described below.

Options on Securities Indices and Other Financial Indices - Income Fund
-----------------------------------------------------------------------
     Income Fund also may purchase and sell call and put options on securities indices and other financial indices and, in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement (i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions - Income Fund
-----------------------------------
     Income Fund may engage in currency transactions with counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     Income Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transactions hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     Income Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

     Income Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, Income Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions - Income Fund
--------------------------------------------
     Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to Income Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's economy.

Combined Transactions - Income Fund
-----------------------------------
     Income Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("combined" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Thornburg, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Swap Agreements, Caps, Floors and Collars - Income Fund
-------------------------------------------------------
     Among the Strategic Transactions into which Income Fund may enter are swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Income Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Income Fund may enter into swaps, caps, floors or collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment advisor and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty or if the counterparty's creditworthiness declines, the Fund will likely have contractual remedies pursuant to the agreements related to the transaction, but the value of the swap or other agreement likely would decline, potentially resulting in losses. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, they may be less liquid than swaps.

Eurodollar Instruments - Income Fund
------------------------------------
     Income Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the United States - Income Fund
-----------------------------------------------------------------------
     When constructed outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in Income Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts - Income Fund
----------------------------------------------------------
     Some transactions which Income Fund may enter into, including many Strategic Transactions, require that Income Fund segregate liquid high grade debt assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Transactions which require segregation include reverse repurchase agreements, dollar rolls, undertakings by the Fund to purchase when-issued securities, the Fund's sales of put or call options, the Fund's sales of futures contracts, currency hedging transactions (including forward currency contracts, currency futures and currency swaps) and swaps, floors and collars to the extent of the Fund's uncovered obligation under the transaction. In general, the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities without additional consideration or to segregate liquid high-grade assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high grade debt assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price.

     Except when Income Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations, or to segregate liquid high grade debt assets equal to the amount of the Fund's obligation.

     OTC options entered into by Income Fund, including those on securities, currency, financial instruments or indices, OCC issued and exchange listed index options, swaps, caps, floors and collars will generally provide for cash settlement. As a result, with respect to these instruments the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a put, or the in-the-money amount in the case of a call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. Other OCC issued and exchange listed options sold by the Fund, other than those above, generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, if any, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, Income Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, or high grade liquid debt instruments.

     With respect to swaps, Income Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Income Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required. If it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

     Income Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. See "Taxes."

Foreign Investments - Income Fund
---------------------------------
     Income Fund may invest in securities of foreign issuers. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND, INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND AND INTERNATIONAL GROWTH FUND

     Value Fund and International Value Fund each seeks long term capital appreciation by investing in equity and debt securities of all types.
Growth Fund and International Growth Fund each seeks long term growth of capital by investing in equity securities selected for their growth potential. Income Builder Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. Global Opportunities Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The secondary goal of Value Fund and International Value Fund is to seek some current income, and the secondary objective of Income Builder Fund is long term capital appreciation. There is no assurance that the Funds will achieve their respective goals.

     Value Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected on a value basis. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign and domestic debt obligations which, in the opinion of Thornburg, offer prospects for meeting the Fund's investment goals.

     International Value Fund invests primarily in foreign securities, and under normal market conditions, invests at least 75% of its net assets in foreign securities or depository receipts of foreign securities. The Fund may invest in developing countries.

     Growth Fund expects to invest primarily in domestic equity securities (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including foreign equity securities, partnership interests and foreign debt obligations.

     Income Builder Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily including stocks and bonds.

     Global Opportunities Fund pursues its investment objectives by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests.

        International Growth Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential. However, the Fund may own a variety of securities, including partnership interests and debt obligations.

     The following discussion supplements the disclosures in the Prospectus respecting the investment policies, techniques and investment limitations of Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. These Funds are sometimes referred to herein as the "Equity Funds."

Illiquid Investments - Equity Funds
-----------------------------------
     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, Thornburg determines the liquidity of investments by the Funds. In determining the liquidity of the Funds' investments, Thornburg may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset each Fund's rights and obligations relating to the investment).

     Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Based on its ongoing review of the trading markets and other factors affecting the Funds' investments, Thornburg may determine from time to time that other investments are illiquid, including restricted securities and certain asset-backed securities, emerging market securities, and derivative instruments. With respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures approved by the Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities - Equity Funds
------------------------------------
     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. A restricted security may be liquid or illiquid, depending on whether it satisfies relevant liquidity requirements, as determined by Thornburg. See "Illiquid Investments - Equity Funds" above.

Swap Agreements, Caps, Floors and Collars - Equity Funds
--------------------------------------------------------
     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund is not limited to any particular form of swap agreement if Thornburg determines it is consistent with the Fund's investment objective and policies.

     Swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive cash flows. Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating rate payments. An interest rate swap is an agreement between two parties to exchange payments over a specified period of time that are based on specified interest rates and a notional amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A credit default swap is an agreement to transfer the credit exposure of fixed income securities between parties. The seller in a credit default swap contract is required to pay the buyer the par (or other agreed-upon value) of a referenced debt obligation in the event that a third party, such as a corporate issuer, defaults on the debt obligation. In return, the buyer receives from the seller a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the buyer keeps the stream of payments and has no payment obligations to the seller. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Inasmuch as these swaps, floors, caps and collars are entered into for good faith hedging purposes, Thornburg and the Funds believe these obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation is less highly developed and, accordingly, may be less liquid than swaps.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's credit worthiness declined or if the counterparty defaults, the Fund will likely have contractual remedies available to it, but the value of the swap or other agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund each will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

Indexed Securities - Equity Funds
---------------------------------
     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt obligations or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt obligations whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

Repurchase Agreements - Equity Funds
------------------------------------
     In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     A Fund may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by Thornburg to be satisfactory. These transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in the price of the underlying security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, Thornburg seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements - Equity Funds
--------------------------------------------
     In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by Thornburg. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Securities Lending - Equity Funds
---------------------------------
     The Funds may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by Thornburg to be of good standing. Furthermore, they will only be made if, in Thornburg's judgment, the consideration to be earned from such loans would justify the risk.

     Thornburg understands that it is the current view of the SEC Staff that a Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which a Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

Lower-Quality Debt Obligations - Equity Funds
---------------------------------------------
     Each of the Equity Funds may purchase lower-quality debt obligations (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by Thornburg to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt obligations may fluctuate more than those of higher-quality debt obligations and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     The market for lower-quality debt obligations may be thinner and less active than that for higher-quality debt obligations, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt obligations will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt obligations than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt obligations and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt obligations, Thornburg's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, Thornburg will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Thornburg's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

Foreign Investments - Equity Funds
----------------------------------
     Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. It may be more difficult to obtain and enforce a judgment against a foreign issuer. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises, and securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Thornburg will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. The shares of the foreign issuer that are held in trust are known as American Depositary Shares. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

Foreign Currency Transactions - Equity Funds
--------------------------------------------
     The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Each of the Equity Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Funds may use currency forward contracts for any purpose consistent with their investment objectives. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." Each Fund also may enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by Thornburg.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Funds may enter into forward contracts to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in pounds sterling, the Fund could enter into forward contracts to sell pounds sterling and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. Those can result in losses to a Fund if it is unable to deliver or receive currency in settlement of obligations and could also cause hedges it has entered into to be rendered ineffective, resulting in full currency exposure as well as incurring transaction costs. Currency futures are also subject to risks pertaining to futures contracts generally. See "Futures Contracts," below. Options trading on currency futures is subject to market liquidity, and establishing and closing positions may be difficult. Currency exchange rates may fluctuate based on factors extrinsic to the issuing country's own economy.

     Successful use of currency management strategies will depend on Thornburg's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Thornburg anticipates. For example, if a currency's value rose at a time when Thornburg had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If Thornburg hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if Thornburg increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that Thornburg's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities -
  Equity Funds
-----------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. A Fund also may invest in debt obligations which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations - Equity Funds"), and in other types of mortgage-related securities.

     A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate or return upon reinvestment of the prepayments. Additionally, the potential for prepayments in a declining interest rate environment might tend to limit to some degree the increase in net asset value of the Fund because the value of some mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt obligations. During periods of increasing interest rates, prepayments likely will be reduced, and the value of the mortgage-backed securities will decline.

     Interests in pools of mortgage-backed securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or insurer of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, or upon refinancing or foreclosure, net of fees or costs which may be incurred.
Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. In September 2008, the U.S. Government placed FNMA and FHLMC into conservatorship overseen by the Federal Housing Finance Authority. While this arrangement is intended to provide additional financial support to FNMA and FHLMC, the U.S. Government has not stated explicitly that securities issued or guaranteed by FNMA of FHLMC are backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government will continue to support these enterprises.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets Income Fund's investment quality standards. There can be no assurance that the private insurer or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, Thornburg determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities - Equity Funds
-----------------------------------------------
     Thornburg expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. No Equity Fund will purchase mortgage-backed securities or any other assets which, in the opinion of Thornburg, are illiquid and exceed, as a percentage of the Fund's assets, the percentage limitations on the Fund's investment in securities which are not readily marketable, as discussed above under "Illiquid Investments - Equity Funds." Thornburg will, consistent with the Funds' respective investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities - Equity Funds
--------------------------------------------
     The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in structures similar to the CMO pattern (see "Other Structured Finance Arrangements - Equity Funds" below). If otherwise consistent with an Equity Fund's investment objectives and policies, a Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     One example of this type of asset-backed security is a Certificate of Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interests on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of bankruptcy laws and of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool assets, to ensure that the receipt of payment on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. In purchasing such securities, no Fund will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of the residual will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a Fund holding these securities to dispose of the securities.

Collateralized Mortgage Obligations ("CMOs") - Equity Funds
-----------------------------------------------------------
     A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against unanticipated early return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The market for some CMOs may be less liquid than other debt obligations, making it difficult for a Fund to value its investment in the CMO or to sell the CMO at an acceptable price.

FHLMC Collateralized Mortgage Obligations - Equity Funds
--------------------------------------------------------
     FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies or defaults.

Other Structured Finance Arrangements - Equity Funds
----------------------------------------------------
     Collateralized mortgage obligations, described above, are a type of structured finance arrangement. If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may also invest in other types of structured finance arrangements, including collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust or other special purpose entity ("SPE") which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unstructured loans, and subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. CMOs, CBOs, CLOs and other similarly structured securities are sometimes referred to generally as collateralized debt obligations ("CDOs").

     The cashflows from a CDO's trust or SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the first loss from defaults from the bonds or loans in the trust or SPE and serves to protect the other, more senior tranches from defaults (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, and/or investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (i.e., in the form of obligations of the same type, rather than cash), which involves continued exposure to default risk with respect to such payments.

     Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivative contracts, such as credit default swaps, to create "synthetic" exposure to assets rather than holding such assets directly, which entails the risk of derivative instruments described elsewhere in this Statement of Additional Information. See, e.g., "Swap Agreements, Caps, Floors and Collars - Equity Funds." CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund. No Fund will invest in CDOs that are managed by Thornburg or its affiliates.

     The risks of investment in a CDO depend largely on the type of collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, which may allow a CDO to qualify for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. In addition to the normal risks associated with fixed income securities described elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the qualify of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO's manager may perform poorly.

REITs and Other Real Estate-Related Instruments - Equity Funds
--------------------------------------------------------------
     If otherwise consistent with its investment restrictions and the Prospectus, each Equity Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate-related companies. Types of REITs in which a Fund may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. A Fund may also invest in other real estate-related instruments, such as commercial and residential mortgage-backed securities and real estate financings.

     Investments in REITs and other real-estate related instruments are subject to risks affecting real estate investments generally, including overbuilding, property obsolescence, casualty to real estate, and changes in real estate values, property taxes and interest rates. In addition, the value of a Fund's investments in REITs may be affected by the quality and skill of the REIT's manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risk that the REIT will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 and/or maintain exemption from registration under the Investment Company Act of 1940.

Futures Contracts - Equity Funds
--------------------------------
     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments - Equity Funds
--------------------------------------
     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCMs other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions - Equity Funds
--------------------------------------------------------------
     No Equity Fund will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Equity Funds' investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

Purchasing Put and Call Options - Equity Funds
----------------------------------------------
     By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options - Equity Funds
-------------------------------------------
     When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract a Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option.
The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions - Equity Funds
---------------------------------
     The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Thornburg's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the goal.

Correlation of Price Changes - Equity Funds
-------------------------------------------
     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts - Equity Funds
---------------------------------------------------------
     There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options - Equity Funds
--------------------------
     Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by each Fund in those instruments are subject to each Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

Option and Futures Relating to Foreign Currencies - Equity Funds
----------------------------------------------------------------
     Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Equity Funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of each Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time. See "Foreign Currency Transactions - Equity Funds" above.

Asset Coverage for Futures and Options Positions - Equity Funds
---------------------------------------------------------------
     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

Structured Notes - Equity Funds
-------------------------------
     Each of the Equity Funds may invest in structured notes, which are derivative debt obligations, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate or index, or the relative change in two or more reference assets. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference asset. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. Structured notes may be indexed positively or negatively, so that appreciation of the reference asset may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference asset, making the value of the note particularly volatile.

     Structured notes may entail a greater degree of market risk than other types of debt obligations because the investor bears the risk of the reference asset. As noted above, the value of structured notes also may be more volatile than other debt obligations.

Zero Coupon Bonds and "Stripped" Securities - Equity Funds
----------------------------------------------------------
     Zero coupon bonds are corporate or government-issued debt obligations that pay no interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond recognizes a rate of return determined by the gradual appreciation in the market value of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity (with the discount typically decreasing as the maturity date approaches), as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.

     A "stripped" security is a zero coupon bond created by separating the principal and interest cash flows from another debt obligation, typically a U.S. Treasury security. The principal component is often referred to as a "principal only" or "P/O" security, while the interest component is often referred to as an "income only" or "I/O" security.

     Because zero coupon bonds pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their market value is generally more volatile than the market value of comparable, interest-paying bonds, particularly during periods of changing interest rates. The Fund may have to recognize income on any zero coupon bonds that it holds and make distributions to shareholders before the Fund has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund invested in zero coupon bonds may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the sale of Fund shares.

Short Sales - Equity Funds
--------------------------
     A Fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if Thornburg anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each Fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When the Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.


             COMMODITY FUTURES TRADING REGISTRATION EXEMPTION

     The Trust and each of the Funds have claimed exclusions from the definition of "commodity pool operator" under the Commodity Exchange Act, as amended, and are therefore not subject to registration or regulation as a commodity pool operator under that Act.


                         INVESTMENT LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Government Fund
---------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Government Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Government Fund may not:

     (1) Invest more than 20% of the Fund's assets in securities other than obligations issued or guaranteed by the United States Government or its agencies, instrumentalities and authorities, or in participations in such obligations or repurchase agreements secured by such obligations, generally described (but not limited) in the Prospectus, and then only in the nongovernmental obligations described in the Prospectus;

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed 10% of the Fund's total assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purchases or to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous. The Fund will not purchase securities while borrowings are outstanding. For purposes of this restriction (i) the security arrangements described in restriction (4) below will not be considered as borrowing money, and (ii) reverse repurchase agreements will be considered as borrowing money;

     (4) Mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Arrangements to segregate assets with the Fund's custodian with respect to when-issued and delayed delivery transactions, and reverse repurchase agreements, and deposits made in connection with futures contracts, will not be considered a mortgage, pledge or hypothecation of assets;

     (5) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (6) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in obligations of the U.S. Government or its agencies, relating to real estate mortgages as described generally in the Prospectus;

     (7) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs. Investment in futures contracts respecting securities and in options on these futures contracts will not be considered investment in commodity futures contracts;

     (8) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objectives and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities;

     (9) Purchase any security on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the Fund's entry into futures contracts will not be considered the purchase of securities on margin;

     (10) Make short sales of securities;

     (11) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (12) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. The Fund has no present intention to purchase any such restricted securities;

     (13) Purchase securities of any issuer if the purchase at the time thereof would cause more than 10% of the voting securities or more than 10% of any class of securities of any such issuer to be held by the Fund;

     (14) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (15) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry;

     (16) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and Trustees of the Fund, or those officers and directors of Thornburg, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

     (17) Enter into any reverse repurchase agreement if, as a result thereof, more than 5% of its total assets would be subject to its obligations under reverse purchase agreements at any time;

     (18) Purchase or sell any futures contract if, as a result thereof, the sum of the amount of margin deposits on the Fund's existing futures positions and the amount of premiums paid for related options would exceed 5% of the Fund's total assets;

     (19) Purchase any put or call option not related to a futures contract;

     (20) Purchase the securities of any issuer if as a result more than 10% of the value of the Fund's net assets would be invested in securities which are considered illiquid because they are subject to legal or contractual restrictions on resale ("restricted securities") or because no market quotations are readily available; or enter into a repurchase agreement maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's net assets; or

     (21) Issue senior securities, as defined under the 1940 Act, except that the Fund may enter into repurchase agreements and reverse repurchase agreements, lend its portfolio securities, borrow, and enter into when-issued and delayed delivery transactions as described in the Prospectus or this Statement of Additional Information and as limited by the foregoing investment limitations.

     Whenever an investment policy or restriction states a minimum or maximum percentage of the Government Fund's assets which may be invested in any security or other assets, it is intended that the minimum or maximum percentage limitations will be determined immediately after and as a result of the Fund's acquisition of the security or asset. Accordingly, any later increase or decrease in the relative percentage of value represented by the asset or security resulting from changes in asset values will not be considered a violation of these restrictions.

     In applying the percentage restrictions on the Government Fund's investments described under the caption "Principal Investment Strategies" in the Fund's Prospectuses, and in applying the restriction described in item
(1), above, "assets" is understood to mean net assets plus borrowings for investment purposes.

     For the purposes of applying the limitation set forth in paragraph (6) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     Although the Government Fund has the right to pledge, mortgage or hypothecate its assets subject to the restrictions described above, in order to comply with certain state statutes on investment restrictions, the Fund will not, as a matter of operating policy (which policy may be changed by the Trustees without shareholder approval), mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

Income Fund
-----------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Income Fund which may not be changed unless approved by a majority of the outstanding shares of the Fund. Income Fund may not:

     (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

     (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

     (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein and that the Fund reserves freedom of action to hold and sell real estate acquired as a result of the Fund's ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

     (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

     (5) make loans to any other person, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans;

     (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes of a fund or series of the Trust provided that collateral arrangements with respect to currency-related contracts, futures contracts, options, or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

     (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents).

     For the purposes of applying the limitation set forth in paragraph (3) above, the Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     As a matter of non-fundamental policy Income Fund may not:

     (a) purchase or retain securities of any open-end investment company, or securities of any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets. The Fund will not acquire any security issued by another investment company ( the "acquired company") if the Fund thereby would own (i) more than 3% of the total outstanding voting securities of the acquired company, or (ii) securities issued by the acquired company having an aggregate value exceeding 5% of the Fund's total assets, or (iii) securities issued by investment companies having an aggregate value exceeding 10% of the Fund's total assets;

     (b) pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

     (c) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment advisor of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2%) of the outstanding shares or securities or both (taken at market value) of such issuer and such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (d) purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions, and except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (e) invest more than 15% of its net assets in the aggregate in securities which are not readily marketable, the disposition of which is restricted under Federal securities laws, and in repurchase agreements not terminable within 7 days provided the Fund will not invest more than 5% of its total assets in restricted securities;

     (f) purchase securities of any issuers with a record of less than three years of continuous operations, including predecessors, except U.S. government securities, securities of such issuers which are rated by at least one nationally recognized statistical rating organization, municipal obligations and obligations issued or guaranteed by any foreign government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the total assets of the Fund taken at market value;

     (g) purchase more than 10% of the voting securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities;

     (h) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its net assets; or sell put options in securities if, as a result, the aggregate value of the obligations underlying such put options (together with other assets then segregated to cover the Fund's potential obligations under its hedging, duration management, risk management and other Strategic Transactions other than those with respect to futures and options thereon) would exceed 50% of the Fund's net assets;

     (i) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

     (j) invest in oil, gas or other mineral leases, or exploration or development programs (although it may invest in issuers which own or invest in such interests);

     (k) borrow money except as a temporary measure, and then not in excess of 5% of its total assets (taken at market value) unless the borrowing is from banks, in which case the percentage limitation is 10%; reverse repurchase agreements and dollar rolls will be considered borrowings for this purpose, and will be further subject to total asset coverage of 300% for such agreements;

     (l) purchase warrants if as a result warrants taken at the lower of cost or market value would represent more than 5% of the value of the Fund's total net assets or more than 2% of its net assets in warrants that are not listed on the New York or American Stock Exchanges or on an exchange with comparable listing requirements (for this purpose, warrants attached to securities will be deemed to have no value); or

     (m) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (n)  purchase or sell real estate limited partnership interests.

     Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with Income Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

Value Fund, International Value Fund, Growth Fund,Income Builder Fund, Global Opportunities Fund and International Growth Fund
----------------------------------------------------------------------
     Thornburg Investment Trust has adopted the following fundamental investment policies applicable to Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund which may not be changed by any Fund unless approved by a majority of the outstanding shares of that Fund. Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund may not:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

     For the purposes of applying the limitation set forth in paragraph (6) above, a Fund is permitted to hold real estate if doing so is the result of the Fund's efforts to restructure a bond or other loan obligation that was secured by real estate.

     The following investment limitations are not fundamental and may be changed without shareholder approval as to each Fund:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of Thornburg who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

     For each Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions - Equity Funds."

                         YIELD AND RETURN COMPUTATION

Performance and Portfolio Information
-------------------------------------
     Each Fund will from time to time display performance information, including yield, dividend returns total return, and average annual total return, in advertising, sales literature, and reports to shareholders.
Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. Total return is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

     All performance figures are calculated separately for each class of shares. The figures are historical, and do not predict future returns. Actual performance will depend upon the specific investments held by a Fund, and upon the Fund's expenses for the period.

     Yield quotations include a standardized calculation which computes yield for a 30-day or one month period by dividing net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation will include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. With respect to mortgage-backed securities or other receivables-backed obligations, the Fund will amortize the discount or premium on the outstanding principal balance, based upon the cost of the security, over the remaining term of the security. Gains or losses attributable to actual monthly paydowns on mortgage-backed obligations will be reflected as increases or decreases to interest income during the period when such gains or losses are realized. Provided that any such quotation is also accompanied by the standardized calculation referred to above, a Fund may also quote non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation, net investment income will include accrued interest income plus or minus any amortized purchase discount or premium less all accrued expenses. The primary differences between the results obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
(1) The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) The non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value; (3) The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation always will reflect the maximum offering price per share on the last day of the period; (4) The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time the Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) The non-standardized return quotation may include the effective return obtained by compounding the monthly dividends.

     For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes to share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure.
Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     Government Fund or Income Fund also may illustrate performance or the characteristics of its investment portfolio through graphs, tabular data or other displays which describe (i) the average portfolio maturity of the Fund's portfolio securities relative to the maturities of other investments,
(ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard bench marks or indices such as the Treasury yield curve), (iii) changes in the Fund's share price or net asset value in some cases relative to changes in the value of other investments, and (iv) the relationship over time of changes in the Fund's (or other investments') net asset value or price and the Fund's (or other investments') investment return.

     Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted NAVs are not adjusted for sales charges, if any.

     The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV or
total return for a specified period.   A short-term moving average NAV is
the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings the Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. Performance rankings and ratings reported periodically in financial publications such as "MONEY" magazine, "Forbes" and "BARRON's" also may be used. These performance analyses ordinarily do not take sales charges into consideration and are prepared without regard to tax consequences.

     Each Fund may be compared in advertising to Certificates of Deposit ("CDs") or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, while a Fund may offer greater liquidity or higher potential returns than CDs, a Fund does not guarantee a shareholder's principal or return, and Fund shares are not FDIC insured.

     Thornburg may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates, a wholly owned subsidiary of Morningstar, Inc. ("Ibbotson"), provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of differed indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of a Fund. A Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals. In addition, a Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. A Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a Fund may also discuss or illustrate examples of interest rate sensitivity.

     Momentum indicators show a Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period. A Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.
While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.


                  REPRESENTATIVE PERFORMANCE INFORMATION

Government Fund (Class R3 Shares)
---------------------------------
     The following data for Government Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. The Fund commenced operations on November 16, 1987, and commenced offering Class R3 shares on July 1, 2003 (Class R3 shares were formerly known as Class R1 shares). An investor's shares, when redeemed, may be worth more or less than their original cost.

    Standardized Method of Computing Yield. Government Fund's yield for Class R3 shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 3.29%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Government Fund's average annual total returns for Class R3 shares are displayed in the table below for the periods shown ending September 30, 2008. Government Fund commenced sales of its Class R3 shares on July 1, 2003. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3       5.77%      3.09%       2.98%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3       4.55%      2.02%       1.87%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3       3.74%      2.00%       1.88%

Income Fund (Class R3 Shares)
-----------------------------
     The following data for Income Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. The Fund commenced operations on October 1, 1992, and commenced offering Class R3 Shares on July 1, 2003 (Class R3 shares were formerly known as Class R1 Shares). An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Fund's yield for Class R3 shares, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, was 4.45%. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Fund's average annual total returns for Class R3 shares are displayed in the table below for the periods shown ending September 30, 2008. Income Fund commenced sales of its Class R3 shares on July 1, 2003. "Total return," unlike the standardized yield figures shown above, takes into account changes in net asset value over the described periods. These data assume reinvestment of all dividends at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Returns (Before Taxes)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3        0.44%      2.25%       2.24%

Average Annual Total Return (After Taxes on Distributions)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3       -1.09%      0.85%       0.81%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years     Since Inception (07/01/03)
               ------     -------     -------------------------
Class R3        0.31%      1.11%       1.08%

Value Fund (Class R3, Class R4 and Class R5 Shares)
---------------------------------------------------
     The following data for Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Value Fund's average annual total returns for Class R3, Class R4 and Class R5 shares are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced operations on October 2, 1992, commenced offering Class R3 shares on July 1, 2003 (Class R3 shares were formerly known as Class R1 shares), commenced offering Class R4 shares on February 1, 2007 and commenced offering Class R5 shares on February 1, 2005. These data assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Returns (Before Taxes)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -29.54%      4.73%        4.84% (07/01/03)
Class R4      -29.47%       N/A       -15.08% (02/01/07)
Class R5      -29.30%       N/A         2.54% (02/01/05)

Average Annual Total Return (After Taxes on Distribution)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -30.97%      3.98%        4.13% (07/01/03)
Class R4      -30.92%       N/A       -16.17% (02/01/07)
Class R5      -30.78%       N/A         1.73% (02/01/05)

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -17.53%      3.95%      -12.54% (07/01/03)
Class R4      -17.49%       N/A         2.31% (02/01/07)
Class R5      -17.40%       N/A        -1.03% (02/01/05)

International Value Fund (Class R3, Class R4 and Class R5 Shares)
-----------------------------------------------------------------
     The following data for International Value Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. International Value Fund's average annual total returns for Class R3, Class R4 and Class R5 shares are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced operations on May 28, 1998, commenced offering Class R3 shares on July 1, 2003 (Class R3 shares were formerly known as Class R1 shares), commenced offering Class R4 shares on February 1, 2007 and commenced offering Class R5 shares on February 1, 2005. These data assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -27.90%      13.20%      14.69% (07/01/03)
Class R4      -27.73%       N/A        -5.53% (02/01/07)
Class R5      -27.54%       N/A         9.72% (02/01/05)

Average Annual Total Return (After Taxes on Distributions)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -29.60%      12.34%      13.86% (07/01/03)
Class R4      -29.51%       N/A        -7.10% (02/01/07)
Class R5      -29.34%       N/A         8.55% (02/01/05)

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -16.96%      11.32%      12.69% (07/01/03)
Class R4      -16.83%       N/A        -4.89% (02/01/07)
Class R5      -16.73%       N/A         8.06% (02/01/05)

Growth Fund (Class R3, Class R4 and Class R5 Shares)
----------------------------------------------------
     The following data for Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Growth Fund's average annual total returns for Class R3, Class R4 and Class R5 shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced operations on December 27, 2000, commenced offering Class R3 shares on July 1, 2003 (Class R3 shares were formerly known as Class R1 shares), commenced offering Class R4 shares on February 1, 2007, and commenced offering Class R5 shares on October 3, 2005. These data assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -35.53%      6.11%         6.88% (07/01/03)
Class R4      -35.47%       N/A        -18.79% (02/01/07)
Class R5      -35.19%       N/A         -1.16% (02/01/05)

Average Annual Total Return (After Taxes on Distributions)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -35.54%      6.06%         6.83% (07/01/03)
Class R4      -35.48%       N/A        -18.77% (02/01/07)
Class R5      -35.20%       N/A         -1.11% (02/01/05)

Average Annual Total Return (After Taxes on Distributions and Redemption)
               1 Year     5 Years     Since Inception
               ------     -------     ---------------
Class R3      -23.09%      5.28%         5.97% (07/01/03)
Class R4      -23.05%       N/A        -15.77% (02/01/07)
Class R5      -22.87%       N/A          0.87% (02/01/05)

Income Builder Fund (Class R3, Class R4 and Class R5 Shares)
------------------------------------------------------------
     The following data for Income Builder Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Standardized Method of Computing Yield. Income Builder Fund's yields, computed for the 30-day period ended September 30, 2008 in accordance with the standardized calculation described above, were 5.57%, 5.64% and 6.05% for Class R3, Class R4 and Class R5 shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Average Annual Total Return Quotations. Income Builder Fund's average annual total returns for Class R3, Class R4 and Class R5 shares, computed in accordance with the total return calculation described above, are displayed in the table below for the periods shown ending September 30, 2008. The Fund commenced its offering of Class R3 shares on February 1, 2005 (Class R3 shares were formerly known as Class R1 shares), commenced its offering of Class R4 shares on February 1, 2008 and commenced its offering of Class R5 Shares on February 1, 2007. These data assume reinvestment of all dividends and capital gains distributions of net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of each period shown.

Average Annual Total Return (Before Taxes)
                1 Year     Since Inception
                ------     ---------------
Class R3       -22.69%       5.73% (02/01/05)
Class R4         N/A       -17.79% (02/01/08)
Class R5       -22.27%      -5.95% (02/01/07)

Average Annual Total Return (After Taxes on Distributions)
                1 Year     Since Inception
                ------     ---------------
Class R3       -24.35%       3.97% (02/01/05)
Class R4         N/A       -18.61% (02/01/08)
Class R5       -24.07%      -7.73% (02/01/07)

Average Annual Total Return (After Taxes on Distributions and Redemptions)
                1 Year     Since Inception
                ------     ---------------
Class R3       -14.34%       4.15% (02/01/05)
Class R4         N/A       -11.52% (02/01/08)
Class R5       -14.05%      -5.76% (02/01/07)

Global Opportunities Fund (Class R3, Class R4 and Class R5 Shares)
------------------------------------------------------------------
     The following data for Global Opportunities Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. Global Opportunities Fund's average annual total returns for Class R3, Class R4 and Class R5 shares, computed in accordance with the total return calculation described above, are displayed in the table below for the period shown ending September 30, 2008. The Fund commenced its offering of Class R3, Class R4 and Class R5 shares on February 1, 2008. The data shown below assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of the period shown.

Average Annual Total Return (Before Taxes)
               Since Inception (02/01/08)
               --------------------------
Class R3       -24.78%
Class R4       -24.74%
Class R5       -24.47%

Average Annual Total Return (After Taxes on Distributions)
               Since Inception (02/01/08)
               --------------------------
Class R3       -24.98%
Class R4       -24.86%
Class R5       -24.78%

Average Annual Total Return (After Taxes on Distributions and Redemption)
               Since Inception (02/01/08)
               --------------------------
Class R3       -16.07%
Class R4       -15.97%
Class R5       -15.95%

International Growth Fund (Class R3, Class R4 and Class R5 Shares)
------------------------------------------------------------------
     The following data for International Growth Fund represent past performance, and the investment return and principal value of an investment in the Fund will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Average Annual Total Return Quotations. International Growth Fund's average annual total returns for Class R3, Class R4 and Class R5 shares, computed in accordance with the total return calculation described above, are displayed in the table below for the period shown ending September 30, 2008. The Fund commenced its offering of Class R3, Class R4 and Class R5 shares on February 1, 2008. The data shown below assume reinvestment of all dividends and capital gains distributions at net asset value. The Average Annual Total Returns (Before Taxes) are calculated without reference to any income tax on distributions or on a redemption of shares. The Average Annual Total Returns (After Taxes on Distributions) are calculated on a hypothetical initial investment of $1,000 using the highest historical individual federal marginal income tax rates on distributions (excluding the alternative minimum tax), assume that the shares were redeemed at the end of each period and any applicable sales charge is paid, but do not take into account any state or local income taxes or income taxes on gain realized on redemption. The Average Annual Total Returns (After Taxes on Distributions and Redemptions) are calculated in the same manner as the Average Annual Total Returns (After Tax on Distributions), except that the computations also reflect the federal income tax (excluding the alternative minimum tax) on any gains realized upon redemption of shares at the end of the period shown.

Average Annual Total Return (Before Taxes)
               Since Inception (02/01/08)
               --------------------------
Class R3       -25.68%
Class R4       -25.68%
Class R5       -25.45%

Average Annual Total Return (After Taxes on Distributions)
               Since Inception (02/01/08)
               --------------------------
Class R3       -25.68%
Class R4       -25.68%
Class R5       -25.45%

Average Annual Total Return (After Taxes on Distributions and Redemptions)
               Since Inception (02/01/08)
               --------------------------
Class R3       -16.69%
Class R4       -16.69%
Class R5       -16.54%


                 ADDITIONAL MATTERS RESPECTING TAXES

     The following discussion summarize certain federal tax considerations generally affecting the Funds and shareholders and is primarily relevant to shareholders which are subject to federal income tax. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

Elections by the Funds -Subchapter M
------------------------------------
     Each Fund has elected and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code.

     If in any year a Fund fails to qualify for the treatment conferred by Subchapter M of the Code, the Fund would be taxed as a corporation on its income. Distributions to the shareholders would be treated as ordinary income to the extent of the Fund's earnings and profits, and would be treated as nontaxable returns of capital to the extent of the shareholders' respective bases in their shares. Further distributions would be treated as amounts received on a sale or exchange or property. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

Backup Withholding
------------------
     Each shareholder will be notified annually by their Fund as to the amount and characterization of distributions paid to or reinvested by the shareholder for the preceding taxable year. The Fund may be required to withhold federal income tax at a rate of 28% from distributions otherwise payable to a shareholder if (i) the shareholder has failed to furnish the Fund with his taxpayer identification number, (ii) the Fund is notified that the shareholder's number is incorrect, (iii) the Internal Revenue Service notifies the Fund that the shareholder has failed properly to report certain income, or (iv) when required to do so, the shareholder fails to certify under penalty of perjury that he is not subject to this withholding.

     Nonresident alien individuals and foreign entities are not subject to the backup withholding noted in the preceding paragraph, but must certify their foreign status by furnishing IRS Form W-8 to their account application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. These shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Although under certain treaties residents of certain foreign countries may qualify for a reduced rate of withholding or an exemption from withholding, the Funds may not reduce any such withholding for foreign residents otherwise permitted a reduced rate of withholding or exemption.

Distributions by Investment Companies - In General
--------------------------------------------------
     Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

     The Code generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Foreign personal holding companies, foreign investment companies, and passive foreign investment company are not treated as "qualified foreign corporations." Some hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend" to instead be taxed as the rate of tax applicable to ordinary income.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, the distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Foreign Currency Transactions
-----------------------------
     Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt obligations denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.
These gains and losses, referred to under the Code as "Section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

Foreign Withholding Taxes
-------------------------
     Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within sixty (60) days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

     Generally, a credit for foreign taxes is subject to the limitations that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency denominated debt obligations, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than sixteen (16) days (forty-six (46) days in the case of preferred shares) during the thirty (30)-day period (ninety (90)-day period for preferred shares) beginning fifteen (15) days (forty-five (45)-days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

Redemptions or Other Disposition of Shares
------------------------------------------
     Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a
Fund) within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gains dividends received by the shareholder with respect to such shares.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment. This provision may be applied to successive acquisitions of stock.

     The laws of the several states and local taxing authorities vary with respect to the taxation of distributions, and shareholders of each Fund are advised to consult their own tax advisors in that regard. In particular, investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns.


DISTRIBUTIONS AND SHAREHOLDER ACCOUNTS

     The monthly or quarterly distributions of investment income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be.


            INVESTMENT ADVISOR, INVESTMENT ADVISORY AGREEMENTS,
                 AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement
-----------------------------
     Pursuant to an Investment Advisory Agreement in respect of each Fund, Thornburg Investment Management, Inc. ("Thornburg" or the "advisor"), 2300 North Ridgetop Road, Santa Fe, New Mexico 87506, acts as investment advisor for, and will manage the investment and reinvestment of the assets of, each of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Trustees of Thornburg Investment Trust.

     Thornburg is paid a fee by each Fund, in the percentage amounts set forth in the table below:

-----------
INCOME FUND
-----------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .50%
$500 million to $1 billion          .45%
$1 billion to $1.5 billion          .40%
$1.5 billion to $2 billion          .35%
Over $2 billion                     .275%

---------------
GOVERNMENT FUND
---------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $1 billion                     .375%
$1 billion to $2 billion            .325%
Over $2 billion                     .275%

----------------------------------------------------------------------
VALUE FUND, INTERNATIONAL VALUE FUND, GROWTH FUND, INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND AND INTERNATIONAL GROWTH FUND
----------------------------------------------------------------------
Net Assets of Fund             Advisory Fee Rate
------------------             -----------------
0 to $500 million                   .875%
$500 million to $1 billion          .825%
$1 billion to $1.5 billion          .775%
$1.5 billion to $2 billion          .725%
Over $2 billion                     .675%

     The fee paid by each Fund is allocated among the different classes of shares offered by the Fund based upon the average daily net assets of each class of shares. All fees and expenses are accrued daily and deducted before payment of dividends. In addition to the fees of Thornburg, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Trust's Trustees (including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act) have approved the Investment Advisory Agreement applicable to each of the Funds, and annually consider the renewal of the agreement applicable to each of the Funds. In this regard, the Trustees have considered the responsibilities of mutual fund trustees generally and the Trustees' understandings of shareholders' expectations about the management of the mutual funds in which they have invested. The Trustees have concluded, based upon these discussions and a consideration of applicable law, that the principal obligation of mutual fund trustees is to assess the nature and quality of an investment advisor's services, and to confirm that the advisor actively and competently pursues the mutual fund's objectives. The Trustees have further concluded that seeking the lowest fee or expense ratio should not be the sole or primary objective of mutual fund trustees, but that trustees should determine that the fund's fees are reasonable in relation to the services rendered and generally in line with those charged by other investment advisors. In this regard, the Trustees have further concluded that putting an investment advisory agreement "out to bid" as a matter of course would be inconsistent with shareholder interests and contrary to shareholder expectations when they invested in a fund, and that mutual fund trustees should not do so unless an advisor materially failed to pursue a fund's objectives in accordance with its policies or for other equally important reasons. The Trustees also observed in their deliberations that Thornburg Fund shareholders appear to invest with a long-term perspective, and that in reviewing the Funds' performance, the Trustees should focus on the longer-term perspective rather than current fashions or short-term performance.

     The Trust's Trustees most recently determined to renew the Investment Advisory Agreement applicable to each Fund on September 15, 2008.

     In connection with their general supervision of Thornburg, the Trustees receive and consider reports throughout the year from Thornburg respecting the advisor's management of the Fund's investments. These reports include information about the Funds' purchase and sale of portfolio investments and explanations from the advisor respecting investment selections, the investment performance of the Funds, general appraisal of industry and economic prospects and factors, and other matters affecting the Funds and relating to the advisor's performance of services for the Funds.

     In anticipation of their recent consideration of the Investment Advisory Agreement's renewal, the independent Trustees met in July 2008 to plan the Trustees' evaluation of the advisor's performance and to specify the information the advisor would present to the Trustees for their review. The advisor's chief investment officer subsequently reviewed portions of the specified information with the Trustees and addressed questions presented by the Trustees at a meeting session scheduled for that purpose, and the independent Trustees thereafter met in independent session to consider the advisor's presentations and various specific issues respecting their consideration of the Investment Advisory Agreement's renewal. Following these sessions, the Trustees met to consider a renewal of the Investment Advisory Agreement with respect to each Fund, and determined at that meeting to renew the Investment Advisory Agreement for an additional term of one year.

     A discussion regarding the basis for the approval of each Fund's Investment Advisory Agreement by the Trustees is contained in the Fund's Annual Report to Shareholders for the year ended September 30, 2008.

     The Investment Advisory Agreement applicable to each Fund may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of Thornburg to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Thornburg, or of reckless disregard of its obligations and duties under the Agreement, Thornburg will not be liable for any action or failure to act in accordance with its duties thereunder.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Investment Advisory Agreement applicable to each Fund were as follows:

                         Sept. 30, 2006   Sept. 30, 2007    Sept. 30, 2008
                         --------------   ---------------   ---------------
Government Fund           $632,729        $542,146          $621,335
Income Fund               $1,780,980      $1,612,500        $1,535,234
Value Fund                $18,077,940     $29,048,560       $34,331,989
International Value Fund  $43,385,857     $80,553,444       $119,871,746
Growth Fund               $5,502,296      $17,001,119       $22,819,570
Income Builder Fund       $10,797,815     $21,050,253       $30,825,381
Global Opportunities Fund $16,105*        $1,573,698        $5,140,973
International Growth Fund    N/A          $213,955**        $919,460

<F*>  Fiscal period July 28, 2006 to September 30, 2006.
<F**> Fiscal period February 1, 2007 to September 30, 2007.

     Thornburg has waived its rights to fees or paid expenses incurred by each of the Funds in the foregoing periods as follows:

                        Sept. 30, 2006   Sept. 30, 2007    Sept. 30, 2008
                        --------------   ---------------   ---------------
Government Fund          $60,770          $60,136           $30,370
Income Fund              $305,743         $292,680          $149,548
Value Fund               $111,506         $305,712          $661,249
International Value Fund $435,705         $1,073,052        $2,169,996
Growth Fund              $247,594         $388,384          $1,387,708
Income Builder Fund      $1,194,932       $1,739,426        $2,125,283
Global Opportunities     $58,536*         $157,032          $275,271
  Fund
International Growth Fund    N/A          $147,831**        $202,755

<F*>  Fiscal period July 28, 2006 to September 30, 2006.
<F**> Fiscal period February 1, 2007 to September 30, 2007.

     Thornburg may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. During the fiscal year ended September 30, 2008, Government Fund, Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund each reimbursed Thornburg $3,143, $6,174, $158,580, $541,050, $123,920, $131,225,
$25,350, and $3,386, respectively, for accounting services, measured on an accrual basis.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also a Director and controlling shareholder of Thornburg. In addition, various individuals who are officers of the Company or the Trust also serve as officers of Thornburg, as described below under the caption "Management."

Proxy Voting Policies
---------------------
     Thornburg is authorized by the Trust to vote proxies respecting voting securities held by the Funds. In those cases, Thornburg votes proxies in accordance with written Proxy Voting Policies and Procedures (the "Policy") adopted by Thornburg. The Policy states that the objective of voting a security is to enhance the value of the security, or to reduce potential for a decline in the security's value. The Policy prescribes procedures for assembling voting information and applying the informed expertise and judgment of Thornburg on a timely basis in pursuit of this voting objective.

     The Policy also prescribes a procedure for voting proxies when a vote presents a conflict between the interests of the Fund and Thornburg. If the vote relates to the election of a director in an uncontested election or ratification or selection of independent accountants, the investment advisor will vote the proxy in accordance with the recommendation of any proxy voting service engaged by Thornburg. If no such recommendation is available, or if the vote involves other matters, Thornburg will refer the vote to the Trust's audit committee for direction on the vote or a consent to vote on Thornburg's recommendation.

     The Policy authorizes Thornburg to utilize various sources of information in considering votes, including the engagement of service providers who provide analysis and information on the subjects of votes and who may recommend voting positions. Thornburg may or may not accept these recommendations. Thornburg may decline to vote in various situations, including cases where an issue is not relevant to the Policy's voting objective or where it is not possible to ascertain that effect a vote may have on the value of an investment. Thornburg may not be able to vote proxies in cases where proxy voting materials are not delivered to Thornburg in sufficient time for evaluation and voting.

     Information respecting the voting of proxies relating to specific securities of each of the Funds is available on the Thornburg website (www.thornburg.com).

Administrative Services Agreement
---------------------------------
     Administrative services are provided to each class of shares issued by each of the Funds under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulatory compliance and legal affairs, review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class R3 and Class R4 shares provides that the class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. The agreement specific to each Fund's Class R5 shares provides that the class will pay a fee calculated at an annual percentage of .05% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. Services are currently provided under these agreements by Thornburg.

     For the three most recent fiscal years with respect to each Fund, the amounts paid to Thornburg by each Fund under the Administrative Services Agreement applicable to Class R3, Class R4 and Class R5 shares offered by each Fund were as follows:

                         Sept. 30, 2006   Sept. 30, 2007   Sept. 30, 2008
                         --------------   ---------------  ---------------
Government Fund
  Class R3               $4,392            $5,229            $6,850

Income Fund
  Class R3               $3,669            $6,124            $9,999

Value Fund
  Class R3               $31,016           $125,484          $215,369
  Class R4                N/A              $2,233*           $33,323
  Class R5               $648              $24,437           $66,000

International Value Fund
  Class R3               $347,618          $853,351          $1,314,102
  Class R4                N/A              $5,601*           $185,152
  Class R5               $15,290           $88,481           $396,504

Growth Fund
  Class R3               $56,382           $308,063          $459,900
  Class R4                N/A              $345*             $22,935
  Class R5               $9                $30,809           $135,507

Income Builder Fund
  Class R3               $818              $5,103            $14,356
  Class R4                N/A               N/A              $136**
  Class R5                N/A              $3*               $104

Global Opportunities Fund
  Class R3                N/A               N/A              $32**
  Class R4                N/A               N/A              $2**
  Class R5                N/A               N/A              $0**

International Growth Fund
  Class R3                N/A               N/A              $85**
  Class R4                N/A               N/A              $2**
  Class R5                N/A               N/A              $0**

<F*>  Fiscal period February 1, 2007 to September 30, 2007.
<F**> Fiscal period February 1, 2008 to September 30, 2008.

     The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.


                     SERVICE AND DISTRIBUTION PLANS

Service Plans
-------------
     Each of the Funds has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act ("Service Plan") which is applicable to Class R3, Class R4 and Class R5 shares of the Fund. The Plan permits each Fund to pay to Thornburg (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse Thornburg for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. Thornburg may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extent permissible under federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent computer processable tapes of shareholder account transactions, and serving as a source of information to customers concerning the Funds and transactions with the Funds. Thornburg has no current intention to seek reimbursement of any expenses under any Service Plan applicable to Class R5 shares. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and reimbursed to Thornburg in later years. Amounts received by Thornburg under the Plan in the two most recent fiscal years for each Fund that offers Class R3 shares and Class R4 were paid principally to securities dealers and other persons selling the Funds' shares for distribution, administration and shareholder services.

Class R3 Distribution Plans
----------------------------
     Each Fund offering Class R3 shares has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the 1940 Act, applicable only to the Class R3 shares of that Fund ("Distribution Plan"). The Distribution Plan provides for the Fund's payment to the Fund's principal underwriter, Thornburg Securities Corporation ("TSC") on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class R3 shares.

    The purpose of the Distribution Plan applicable to each Fund is to compensate TSC for its services in promoting the sale of Class R3 shares of the Fund. Amounts paid under the Class R3 Distribution Plan for the two most recent fiscal years for each Fund that offers Class R3 shares were paid principally as compensation to securities dealers and other persons selling the Funds' Class R3 shares. TSC also may incur additional distribution-related expenses in connection with its promotion of Class R3 shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares. Because each Distribution Plan is a compensation type plan, TSC can earn a profit in any year when Fund payments exceed TSCs actual expenses. The Funds are not liable for any expenses incurred by TSC in excess of the compensation it received from the Fund.

     The Trustees currently limit payments under the Distribution Plan for each Fund to .25% of Class R3 assets each year, so that total Rule 12b-1 payments under the Service and Distribution Plans for Class R3 shares of each Fund do not currently exceed .50%.

     The following table shows the service and distribution fees for each Fund for its two most recent fiscal years.

                        Year Ended             Year Ended
                      Sept. 30, 2007         Sept. 30, 2008
                      --------------         --------------
Government Fund
     Class R3            $20,943               $27,469

Income Fund
     Class R3            $24,554               $40,142

Value Fund
     Class R3            $503,880              $861,703
     Class R4            $4,505*                $66,746
     Class R5            N/A                   N/A

International Value Fund
     Class R3            $3,420,945            $5,262,224
     Class R4            $11,970*               $369,021
     Class R5            N/A                   N/A

Growth Fund
     Class R3            $1,232,260            $1,837,699
     Class R4            $690*                  $45,953
     Class R5            N/A                   N/A

Income Builder Fund
     Class R3            $20,411               $57,094
     Class R4            N/A                   $272**
     Class R5            N/A                   N/A

Global Opportunities Fund
  Class R3                N/A                  $130**
  Class R4                N/A                  $5**
  Class R5                N/A                  N/A

International Growth Fund
  Class R3                N/A                  $341**
  Class R4                N/A                  $5**
  Class R5                N/A                  N/A

<F*>  Fiscal period from February 1, 2007 to September 30, 2007.
<F**> Fiscal period from February 1, 2008 to September 30, 2008.


                    FINANCIAL INTERMEDIARY COMPENSATION

     Financial advisors and financial intermediaries who sell shares and hold shares for investors ("intermediaries") charge compensation in connection with the sale of Fund shares and the servicing of shareholder accounts. Intermediaries receiving this compensation may include securities brokers and dealers, registered investment advisors, banks, trust companies, insurance companies, employee benefit plan and retirement plan administrators, and other institutions that have entered into arrangements with Thornburg or TSC under which they are paid compensation for the sale of Fund shares or the servicing of accounts for their customers.
Intermediaries may categorize and disclose these payments to their customers and to members of the public differently than the disclosures in the Prospectus and this SAI.

     Thornburg or TSC may pay compensation charged by intermediaries out of amounts that Thornburg or TSC receive from the Funds. Examples of such payments include, but are not limited to: (i) share sales commissions and ongoing asset-based compensation paid by Thornburg or TSC out of sales charges received or expected to be received from the Funds; (ii) amounts paid out of the Rule 12b-1 service and distribution fees that Thornburg or TSC receive from the Funds; and (iii) amounts paid by the Funds to compensate intermediaries who perform services, including subaccounting and subtransfer agency services, that would otherwise need to be provided by the Funds' transfer agent or other persons hired directly by the Funds.

     To the extent permitted by applicable law, including applicable rules promulgated by the Securities and Exchange Commission and the Financial Industry Regulatory Authority ("FINRA"), Thornburg or TSC may also compensate intermediaries out of Thornburg's or TSC's own resources. This compensation may be in the form of commissions, finder's fees or similar cash incentives, "revenue sharing," and marketing and advertising support. An intermediary may receive this compensation in addition to the Rule 12b-1 or other compensation that the intermediary receives out of the assets of the Funds. This compensation from Thornburg or TSC may provide an incentive to financial intermediaries to actively market the sale of shares of the Funds or to support the marketing efforts of Thornburg or TSC. Examples of the types of services which an intermediary may provide (or may arrange to have a third party provide) in exchange for receiving this compensation from Thornburg or TSC include, but are not limited to: Fund due diligence and business planning assistance; marketing programs and support; operations and systems support; and training for the intermediary's personnel respecting the Funds and the financial needs of Fund shareholders. Each of Thornburg or TSC may also make payments out of its own resources to compensate an intermediary for costs associated with the intermediary's marketing efforts (including the cost of attendance at training and educational conferences), and for costs associated with the intermediary's shareholder support and account maintenance services for its customers or transaction processing (including the payment of certain ticket charges).

     As of the close of the fiscal year ended September 30, 2008, Thornburg or TSC was paying amounts from its own resources to the following member firms of FINRA, or to the affiliates of such firms:

          Charles Schwab & Co., Inc.
          Citigroup Global Markets, Inc.
          Commonwealth Financial Network
          Fidelity Brokerage Services, LLC
          LPL Financial Corporation
          Merrill Lynch, Pierce, Fenner & Smith, Inc.
          Morgan Stanley & Co., Inc.
          Pershing LLC
          Prudential Investment Management Services, LLC
          Raymond James & Associates, Inc.
          RBC Dain Rauscher Inc.
          UBS Financial Services, Inc.
          Wachovia Securities, LLC

Each of Thornburg and TSC may also make payments out of its own resources to institutions that are not member firms of FINRA and that are not included among, or affiliated with, the institutions listed above.


                         PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of each of the Funds by Thornburg pursuant to its authority under each Fund's investment advisory agreement. Thornburg also is responsible for the placement of transaction orders for other clients for whom it acts as investment advisor.

     Thornburg, in effecting purchases and sales of fixed income securities for the account of each of the Funds, places orders in such a manner as, in the opinion of Thornburg, offers the best available price and most favorable execution of each transaction. These portfolio securities normally will be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price of execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

     Similarly, Thornburg places orders for transactions in equity securities in such a manner as, in the opinion of Thornburg, will offer the best available price and most favorable execution of these transactions. In selecting broker dealers, subject to applicable legal requirements, Thornburg considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation.

     Thornburg may execute a Fund's portfolio transactions with broker-dealers who provide research and brokerage services to Thornburg. Such services may include, but are not limited to, provision of market information relating to the security, economy, industries or specific companies; order execution systems; technical and quantitative information about the markets; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services include information and analysis provided electronically through online facilities. The receipt of research from broker-dealers who execute transactions on behalf of the Funds may be useful to Thornburg in rendering investment management services to the Funds. The receipt of such research may not reduce Thornburg's normal independent research activities; however, it may enable Thornburg to avoid the additional expenses that could be incurred if Thornburg tried to develop comparable information through its own efforts.

     Thornburg may pay, or be deemed to pay, to broker-dealers who provide research and brokerage services to Thornburg, commission rates higher than might otherwise be obtainable from other broker-dealers. Thornburg does not attempt to assign a specific dollar value to the research provided in connection with trades for client accounts or to allocate the relative cost or benefit of research or brokerage services. The research and brokerage services may benefit client accounts other than the specific client account(s) for which a trade is effected, and some or all of the research or brokerage services received with respect to a specific trade may not be used in connection with the account(s) for which the trade was executed. Some of the described services may be available for purchase by Thornburg on a cash basis.

     It is Thornburg's policy, in circumstances where Thornburg receives research or brokerage services from a broker-dealer, to determine in accordance with federal securities laws that: (i) the research or brokerage services are "brokerage or research services" as that term is defined in
Section 28(e) of the Securities and Exchange Act of 1934, as amended; (ii) the services provide lawful and appropriate assistance in the performance of Thornburg's investment management decisions; and (iii) the commissions paid are reasonable in relation to the value of the research or brokerage services provided. In circumstances where Thornburg determines that it has received research or brokerage services that fulfill the requirements under Thornburg's policy, Thornburg determines the portion of non-qualifying products or services and pays for those products or services from its own resources.

     During the three most recent fiscal years brokerage commissions were paid only by Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund. The aggregate commissions paid by each of those Funds during each of the last three fiscal years are as follows:

                  Year Ended       Year Ended       Year Ended
                  Sept. 30, 2006   Sept. 30, 2007   Sept. 30, 2008
                  --------------   ---------------   --------------
Value Fund           $2,753,258      $4,942,719        $4,553,641

International
Value Fund           $10,925,848     $19,709,597       $14,094,170

Growth Fund          $1,949,534      $3,994,461        $2,964,698

Income Builder Fund  $2,803,530      $4,061,496        $3,755,698

Global Opportunities
Fund                 $22,128*        $684,780          $1,241,607

International Growth
Fund                   N/A           $139,634**        $155,102

<F*>  Fiscal period July 28, 2006 to September 30, 2006.
<F**> Fiscal period February 1, 2007 to September 30, 2007.

     The increased commissions in the most recent fiscal year for Global Opportunities Fund and International Growth Fund were due primarily to an increase in the assets of those Funds. The decreased commissions in the most recent fiscal year for Value Fund, International Value Fund, Growth Fund and Income Builder Fund were due primarily to a decrease in the assets of those Funds. Some of the Funds owned during the fiscal year securities issued by certain of their regular broker dealers. Those broker dealers and the aggregate dollar value of each such broker dealer's securities held by a Fund on September 30, 2008 are shown below:

Broker-Dealer       Income Fund     Value Fund
-------------       ----------      ----------
Bear Stearns         $2,913,429          -

Goldman Sachs & Co.                  $67,372,032

JP Morgan            $5,106,895      $39,659,975
Chase & Co.

Lehman Brothers      $162,500            -

Merrill Lynch        $5,599,114          -


     Thornburg may use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. Thornburg may use research services provided by and place agency transactions with TSC if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Thornburg may allocate brokerage transactions to broker-dealers who have entered into arrangements with Thornburg under which the broker-dealer allocates a portion of the commissions paid by the Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     Thornburg reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, Thornburg will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and the other clients, the size and nature of investment positions then held by the Fund and the other clients, and the strategy, timing and restrictions applicable respectively to the Fund and the other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Funds' Trustees that the benefits available from Thornburg's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Portfolio Turnover Rates
------------------------
     The Funds' respective portfolio turnover rates for the two most recent fiscal years are as follows:
                                  Year Ended        Year Ended
                               Sept. 30, 2007    Sept. 30, 2008
                               --------------    --------------
Government Fund                 43.35%            19.61%
Income Fund                     41.55%            42.84%
Value Fund                      79.29%            70.65%
International Value Fund        64.77%            27.31%
Growth Fund                     82.37%            79.73%
Income Builder Fund             62.60%            46.07%
Global Opportunities Fund       91.02%            83.70%
International Growth Fund      113.34%*           54.31%

<F*>  Fiscal period February 1, 2007 to September 30, 2007.


          DISCLOSURE OF PORTFOLIO SECURITIES HOLDING INFORMATION

     The Trustees have adopted policies and procedures respecting and limiting the circumstances under which information respecting the Funds' current portfolio holdings information may be disclosed to persons not associated with the Funds, Thornburg, or TSC. The objective in adopting these policies and procedures is to reduce the exposure of the Funds and their shareholders to harm resulting from trading of Fund shares by persons in possession of material nonpublic information respecting the Funds' portfolio holdings. These policies and procedures are intended to operate in conjunction with Thornburg's policies prohibiting securities transactions using nonpublic "insider" information. Neither the Fund nor Thornburg nor any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about the Funds' portfolio holdings.

Selective Disclosure of Nonpublic Holdings Information
------------------------------------------------------
     Disclosure of nonpublic information respecting current Fund portfolio holdings information is generally prohibited. However, this information may be disclosed to specified persons under circumstances where Thornburg determines that it is necessary or desirable to do so. Accordingly, information may be disclosed on an as needed basis to persons who provide services to the Funds such as accountants, legal counsel, custodians, securities pricing agents who value Fund assets, financial consultants to the Funds or investment advisor, mutual fund analysts, broker dealers who perform portfolio trades for the Funds, and certain other persons. Unless otherwise noted in the table below, there will typically be no lag time between the date of the information and the date on which the information is disclosed. The policy permits disclosures to be made to persons not otherwise specified in the policy with the approval of Thornburg's president (under specified limitations), the Trustees or the Trustees' Governance and Nominating Committee.

     As of the date of this Statement of Additional Information, Thornburg has ongoing arrangements to disclose the Funds' nonpublic portfolio holdings information to the following persons:

                                                         Time Lag Between
                                                       Date of Information
Name of Recipient            Frequency              and Date of Disclosure
-----------------            ---------              ----------------------
PricewaterhouseCoopers LLP   Annually and as        One month or less,
                             necessary in           depending on the date
                             connection with the    of request
                             audit services it
                             provides to the
                             Funds

Institutional Shareholder
Services, Inc.               Daily                          None

State Street Bank and
Trust                        Daily                          None

Reuters                      Daily                          None

FT Interactive Data          Daily                          None

FactSet                      Daily                          None

Standard & Poor's/J.J.
Kenny Co.                    Daily                          None

Pricing Direct Inc.          Daily                          None

GCOM Solutions               Monthly                 One month or less
                                                     depending on the date
                                                     of request

Electra Information
Systems, Inc.                Daily                          None

OMGEO LLC                    Daily                          None

Making Holdings Information Publicly Available
----------------------------------------------
The policy and procedures provides for periodic public disclosure of portfolio holdings information, as follows:

     Disclosure of portfolio holdings of any one or more Funds on a publicly available website maintained by the Trust or Thornburg. In practice, the Trust will typically display the Funds' portfolio holdings information approximately 30 days after the end of the calendar month for which the information is displayed (e.g. June 30 information will be displayed on July
31), except that portfolio hedging information is typically displayed on a quarterly basis.

     Disclosure of portfolio holdings in publicly available reports and filings filed with the Securities and Exchange Commission on its Electronic Data Gathering, Analysis and Retrieval System (EDGAR).

     Disclosure of portfolio holdings of any Fund in reports and communications mailed and otherwise disseminated to shareholders of the Fund in accordance with the 1940 Act or any regulation thereunder.

     Corrective disclosure by making portfolio holdings information available in any case where it becomes apparent nonpublic information has been disclosed other than in accordance with these policies and procedures.

     Portfolio holdings information made publicly available in accordance with this section is no longer nonpublic information subject to the disclosure restrictions in the policies and procedures.


                                MANAGEMENT

     Government Fund, Income Fund, Value Fund, International Value Fund, Growth Fund, Income Builder Fund, Global Opportunities Fund and International Growth Fund are separate "series" or investment portfolios of Thornburg Investment Trust, a Massachusetts business trust (the "Trust"). The general supervision of these Funds, including the general supervision of Thornburg's performance of its duties under the Investment Advisory Agreements and Administrative Services Agreements applicable to the Funds, is the responsibility of the Trust's Trustees. There are eight Trustees, two of whom are "interested persons" (as the term "interested" is defined in the 1940 Act) and six of whom are not interested persons. The names of Trustees and executive officers and their principal occupations and affiliations during the past five years are set forth below.



Interested Trustees
-------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------
Garrett           Chairman     Trustee     Chairman and controlling       Fourteen    Director of
Thornburg, 63     of Trustees  Since       shareholder of Thornburg                   Thornburg
                  (3)          1987 (4)    Investment Management, Inc.                Mortgage,
                                           (investment advisor) and                   Inc. (real
                                           Thornburg Securities                       estate
                                           Corporation (securities                    investment
                                           dealer); Chairman of Thornburg             trust)
                                           Limited Term Municipal Fund, Inc.
                                           (registered investment company)
                                           to 2004; CEO to 2007 and Chairman
                                           of Thornburg Mortgage, Inc.
                                           (real estate investment trust);
                                           President and Sole Director of
                                           Thornburg Mortgage Advisory
                                           Corporation (investment manager
                                           to Thornburg Mortgage, Inc.).

Brian J. McMahon, Trustee,     Trustee     CEO, President, Managing,       Fourteen         None
53                President,   Since       Director, Chief Investment
                  Member of    2001;       Officer & Co-Portfolio Manager
                  Governance   President   of Thornburg Investment
                  & Nominating Since 1997; Management, Inc.; President
                  Committee    (4)(6)      of Thornburg Limited Term
                  (5)                      Municipal Fund, Inc. to 2004.





Independent Trustees
--------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
---------------------------------------------------------------------------------------------------
David A. Ater,   Trustee,      Trustee     Principal in Ater &            Fourteen      Director of
63               Member of     Since       Associates, Santa Fe, New                    Thornburg
                 Audit         1994 (4)    Mexico (developer, planner                   Mortgage,
                 Committee and             and broker of residential and                Inc.(real
                 Governance &              commercial real estate) owner,               estate
                 Nominating                developer and broker for                     investment
                 Committee                 various real estate projects.                trust)

David D.         Trustee,      Trustee     Chairman, President, CEO and   Fourteen      None
Chase, 67        Chairman of   Since       Managing Member of Vestor
                 Audit         2000 (4)    Associates, LLC, the general
                 Committee                 partner of Vestor Partners, LP,
                                           Santa Fe, NM (private entity
                                           fund); Chairman and CEO of Vestor
                                           Holdings, Inc., Santa Fe, NM
                                           (merchant bank).

Eliot R.         Trustee,      Trustee     Partner, Akin, Gump, Strauss,   Fourteen     Director of
Cutler, 62       Chairman of   Since       Hauer & Feld, LLP, Beijing,                  Thornburg
                 Governance    2004 (4)    China (law firm).                            Mortgage, Inc.
                 & Nominating                                                           (real estate
                 Committee                                                              investment
                                                                                        trust)

Susan H.         Trustee,      Trustee     President of Dubin              Fourteen     None
Dubin, 60        Member of     Since       Investment, Ltd., Greenwich,
                 Audit         2004 (4)    Connecticut (private investment
                 Committee                 fund); Director and officer
                                           of various charitable
                                           organizations.

Owen D.          Trustee,      Trustee     President of Dirks, Van         Fourteen     None
Van Essen,       Member of     Since       Essen & Murray, Santa Fe,
55               Governance    2004 (4)    New Mexico (newspaper mergers
                 & Nominating              and acquisitions).
                 Committee

James W.         Trustee,      Trustee     Real estate broker, Santa Fe    Fourteen     None
Weyhrauch, 49    Member of     Since       Properties, Santa Fe,
                 Audit         1996 (4)    NM (since 2004); President &
                 Committee                 CEO from 1997-2004 & Vice
                                           Chairman, 2004 to date, Nambe
                                           Mills, Inc., Santa Fe, NM
                                           (manufacturer).

Officers of the Fund (who are not Trustees) (7)
-----------------------------------------------

Name, Address (1) Position(s)  Term of     Principal                      Number of   Other
And Age           Held with    Office      Occupation(s)                  Portfolios  Directorships
                  Trust (2)    and         During Past                    in Fund     Held by
                               Length of   5 Years                        Complex     Director
                               Time                                       Overseen
                               Served                                     by
                                                                          Director(2)
-------------------------------------------------------------------------------------------------

George T.        Vice          Vice        Portfolio Manager, Co-         Not           Not
Strickland, 45   President;    President   Portfolio Manager, Vice        applicable    applicable
                 Treasurer     Since       President, and Managing
                               1996;       Director of Thornburg
                               Treasurer   Investment Management, Inc.;
                               Since 2007  Vice President (to 2004) and
                               (6)         Treasurer (2003-2004) of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc.

William V.        Vice         Vice        Portfolio Manager,Co-          Not         Not
Fries, 69         President    President   Portfolio Manager, Vice        applicable  applicable
                               Since 1995  President and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.


Leigh Moiola,    Vice          Vice        Vice President and Managing    Not           Not
41               President     President   Director of Thornburg          applicable    applicable
                               Since 2001  Investment Management,
                                           Inc.; Vice President of
                                           Thornburg Limited Term
                                           Municipal Fund, Inc. to
                                           2004.

Alexander        Vice          Vice        Portfolio Manager, Co-         Not        Not
Motola, 38       President     President   Portfolio Manager (to 2008),   applicable  applicable
                               Since 2001  Vice President, and Managing
                                           Director of Thornburg
                                           Investment Management, Inc.

Wendy Trevisani,  Vice         Vice        Co-Portfolio Manager           Not           Not
37                President    President   since 2006, Managing Director  applicable    applicable
                               Since 1999  since 2004, Vice President,
                                           and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Joshua Gonze,     Vice         Vice        Co-Portfolio Manager since   Not           Not
45                President    President   2007, Managing Director      applicable    applicable
                               Since 1999  since 2004, Associate
                                           Portfolio Manager and Vice
                                           President of Thornburg
                                           Investment Management, Inc.;
                                           Vice President of Thornburg
                                           Limited Term Municipal Fund,
                                           Inc. to 2004.

Christopher       Vice         Vice        Co-Portfolio Manager since      Not          Not
Ihlefeld, 38      President    President   2007, Managing Director since   applicable   applicable
                               Since 2003  2006, and Associate Portfolio
                                           Manager and Vice President
                                           of Thornburg Investment
                                           Management, Inc.; Vice
                                           President of Limited Term
                                           Municipal Fund, Inc., 2003-2004.

Leon              Vice         Vice        Managing Director since 2007    Not          Not
Sandersfeld, 42   President    President   and Associate of Thornburg      applicable   applicable
                               Since 2003  Investment Management, Inc.


Sasha Wilcoxon,   Vice         Vice        Managing Director since        Not           Not
34                President;   President   2007, Mutual Fund Support      applicable    applicable
                  Secretary    Since 2003; Service Department Manager,
                               Secretary   and Associate of Thornburg
                               since 2007  Investment Management, Inc.
                               (6)

Ed Maran,         Vice         Vice        Co-Portfolio Manager since      Not          Not
50                President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Vinson            Vice         Vice        Co-Portfolio Manager since      Not          Not
Walden, 38        President    President   2006, Vice President and        Applicable   Applicable
                               Since       Managing Director since 2005,
                               2004        and Associate Portfolio
                                           Manager of Thornburg Investment
                                           Management, Inc.

Thomas          Vice          Vice         Vice President and Managing     Not           Not
Garcia, 37      President     President    Director since 2004 and         Applicable    Applicable
                              since 2006   Associate Portfolio Manager
                                           of Thornburg Investment
                                           Management, Inc.

Lei             Vice          Vice         Co-Portfolio Manager and        Not           Not
Wang, 37        President     President    Managing Director since 2006,   Applicable    Applicable
                              since 2006   and Associate Portfolio
                                           Manager since 2004 of Thornburg
                                           Investment Management, Inc.;
                                           Associate, Enso Capital
                                           Management, LLC 2002-2004.

Connor            Vice        Vice         Co-Portfolio Manager and        Not            Not
Browne, 29        President   President    Managing Director since         Applicable     Applicable
                              since 2006   2006, and Associate
                                           Portfolio Manager of
                                           Thornburg Investment
                                           Investment Management, Inc.

Jason             Vice        Vice         Co-Portfolio Manager since      Not            Not
Brady, 34         President   President    2006 and Managing Director      Applicable     Applicable
                              since 2007   since 2007 of Thornburg
                                           Investment Management, Inc.;
                                           Portfolio Manager, Fortis
                                           Investments 2005-2006;
                                           Associate, Fidelity Investments
                                           2003-2004.

Lewis              Vice        Vice        Co-Portfolio Manager and        Not           Not
Kaufman, 33        President   President   Managing Director since 2007,   Applicable    Applicable
                               since 2007  and Associate Portfolio Manager
                                           since 2005 of Thornburg Investment
                                           Management, Inc.; Associate,
                                           Citigroup, 2003-2004.

Christopher        Vice        Vice        Associate Portfolio Manager     Not           Not
Ryon, 52           President   President   since 2008 of Thornburg         Applicable    Applicable
                               since 2008  Investment Management, Inc.;
                                           Principal, Vanguard Funds to
                                           2008.

Lon Erickson,      Vice        Vice        Associate Portfolio Manager     Not           Not
33                 President   President   since 2008 of Thornburg         Applicabl     Applicable
                               since 2008  Investment Management, Inc.;
                                           Senior Analyst, State Farm
                                           Insurance to 2008.

Kathleen           Vice        Vice        Senior Tax Accountant and       Not           Not
Brady, 48          President   President   Associate of Thornburg          Applicable    Applicable
                               since 2008  Investment Management, Inc.
                                           since 2007; Chief Financial
                                           Officer, Vestor Partners, LP
                                           to 2007.

Jack Gardner,       Vice       Vice        Managing Director since 2007    Not           Not
54                  President  President   of Thornburg Investment         Applicable    Applicable
                               since 2008  Management, Inc.; President,
                                           Thornburg Securities Corporation
                                           since 2008; National Sales
                                           Director, Thornburg Securities
                                           Corporation since 2004.

(1)     Each person's address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)     The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 14 separate investment "Funds" or "series."
        Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 14 Funds of the Trust.  Each Trustee oversees the 14 Funds of the Trust.
(3)     Mr. Thornburg is considered an "interested" Trustee under the Investment
        Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 14 active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(4)     Each Trustee serves in office until the election and qualification of a successor.
(5)     Mr. McMahon is considered an "interested" Trustee because he is the chief executive officer and president of Thornburg Investment Management, Inc.
(6)     The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)     Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.


Committees of the Trustees
--------------------------
     The Trustees have an Audit Committee, which is comprised of four Trustees who are not interested persons. David D. Chase (chairman), David A. Ater, Susan H. Dubin and James W. Weyhrauch. The Audit Committee discharges its duties in accordance with an Audit Committee Charter, which provides that the committee will (i) evaluate performance of the Trust's auditors, (ii) review planning, scope and staffing of audits, (iii) review results of audits with the auditors,
(iv) receive and review reports from auditors respecting auditor independence, and (v) require the Trust's legal counsel to report to the committee any matter which may have a significant effect on any of the Trust's financial statements. The Audit Committee is responsible for the selection of the Funds' independent registered public accounting firm which audits the annual financial statements of each Fund. The Audit Committee evaluates the independence of the independent registered public accounting firm based on information provided by the accounting firm and the investment advisor, and meets with representatives of the independent registered public accounting firm and the investment advisor to discuss, consider and review matters related to the Funds' accounting and financial reports. The committee held four meetings in the Trust's fiscal year ended September 30, 2008.

     The Trustees have a Governance and Nominating Committee, which is comprised of four Trustees, Eliot R. Cutler (chairman), David A. Ater, Brian J. McMahon and Owen D. Van Essen. Mr. Cutler, Mr. Ater and Mr. Van Essen are not interested persons. Mr. McMahon is an interested person because he is president of the Funds' investment advisor, but is prohibited from participating in the selection or nomination of individuals to serve as independent Trustees of the Trust. The committee discharges its duties in accordance with a Governance and Nominating Committee Charter, which provides that the committee will
(i)conduct evaluations of the performance of the Trustees, the Audit Committee and the Governance and Nominating Committee in accordance with the Trust's Corporate Governance Procedures and Guidelines (the "Governance Procedures"), (ii) select and nominate individuals for election as Trustees of the Trust who are not "interested persons" of the Trust as that term is defined in the 1940 Act, and (iii) perform the additional functions specified in the Governance procedures and such other functions assigned by the Trustees to the committee from time to time. The committee is authorized to consider for nomination as candidates to serve as Trustees individuals recommended by shareholders in accordance with the Trust's Procedure for Shareholder Communications to Trustees. The committee was, until December 5, 2004, charged primarily with nomination responsibilities, and was reconstituted on that date as the Governance and Nominating Committee. The committee held three meetings in the Trust's fiscal year ended September 30, 2008.

Compensation of the Trustees
----------------------------
     The officers and Trustees affiliated with Thornburg serve without any compensation from the Trust. Effective January 1, 2009, The Trust compensates each Trustee who is not an interested person of the Trust at an annual rate of $96,000 payable quarterly. Ten percent of each quarterly payment shall be invested in one or more Funds, as the Trustee selects, and will be subject to an undertaking by the Trustee to retain the shares during the Trustee's tenure. In addition, each Trustee is compensated $7,500 for each meeting or independent session of independent Trustees attended by the Trustee in person or by telephone; provided, however, that the compensation is $3,500 for each meeting or session attended by telephone in excess of one meeting or session attended by telephone in any calendar year. General meetings of Trustees on two successive days are considered one meeting for this purpose, and an independent session of independent Trustees similarly is not considered a separate meeting for this purpose if held within one day before or after any general meeting of Trustees or independent session of independent Trustees.

     The Trust compensates each member of the Audit Committee and the Governance and Nominating Committee who is not an interested person of the Trust $2,500 for each committee meeting attended. The Trust pays the chairman of the Audit Committee an additional annual compensation of $7,500, payable quarterly, and pays the chairman of the Governance and Nominating Committee an additional annual compensation of $5,000, payable quarterly. The Trust also compensates each independent Trustee $1,500 for each session that such Trustee attends with a Trust service provider, except that if the Trustee is required to travel away from home for the session, the Trust will compensate the Trustee $2,500.

     Trustees are not separately compensated for days spent attending continuing education programs or for time spent traveling to meetings.
The Trust reimburses each Trustee for travel and certain out-of-pocket expenses incurred by the Trustee in connection with attending meetings, including attendance at any seminar or educational program relating to the Trustee's service for the Trust. The Trust does not pay retirement or pension benefits.

     The Trust paid fees to the Trustees during the fiscal year ended September 30, 2008 as follows:

                         Pension or
                         Retirement      Estimated      Total
           Aggregate     Benefits        Annual         Compensation
           Compensation  Accrued as      Benefits       from Trust and
Name of    from          Part of         Upon           Fund Complex
Trustee    Trust         Fund Expenses   Retirement     Paid to Trustee
--------   ------------  -------------   -------------  ---------------
Garrett
Thornburg       0             0                0              0

David A.
Ater          $101,250        0                0             $101,250

David D.
Chase         $102,000        0                0             $102,000

Eliot R.
Cutler        $93,250         0                0             $93,250

Susan H.
Dubin         $97,750         0                0             $97,750

Brian J.
McMahon         0             0                0              0

Owen D.
Van Essen     $87,750                                        $87,750

James W.
Weyhrauch     $97,750         0                0             $97,750



Certain Ownership Interests of Trustees
---------------------------------------
     Column (2) of the following table shows the dollar range of the shares owned beneficially by each Trustee in each Fund as of December 31, 2008.

(1)                 (2)                                         (3)                   (4)
                                                                                      Aggregate
                                                                                      Dollar Range
                                                                                      of Securities
                                                                Dollar Range          in all Funds
                                                                of Securities         of the Trust
Name of Trustee     Name of Fund                                in each Fund          as of 12/31/08
---------------     ------------                                -------------         --------------


Garrett Thornburg   New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000
                                                                                       over $100,000

Brian J. McMahon    Limited Term Municipal Fund                  over $100,000

                    Intermediate Municipal Fund                  over $100,000

                    New Mexico Intermediate Municipal Fund       over $100,000

                    Value Fund                                   over $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                    Strategic Income Fund                        over $100,000

                                                                                       over $100,000

David A. Ater        New Mexico Intermediate Municipal
                     Fund                                   $50,001 - $100,000

                     Value Fund                                  over $100,000

                     International Value Fund                    over $100,000

                     Core Growth Fund                            over $100,000

                     Global Opportunities Fund                   over $100,000

                     International Growth Fund                   over $100,000

                                                                                       over $100,000

David D. Chase      International Value Fund                      $1 - $10,000

                    Core Growth Fund                              $1 - $10,000

                    Investment Income Builder Fund                $1 - $10,000

                    Global Opportunities Fund                     $1 - $10,000

                                                                                   $10,001 - $50,000

Eliot R. Cutler     Limited Term Municipal Fund             $50,001 - $100,000


                    Strategic Income Fund                   $50,001 - $100,000

                    Value Fund                                    $1 - $10,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                         $10,001 - $50,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                $10,001 - $50,000

                                                                                       over $100,000

Susan H. Dubin      International Value Fund                     over $100,000

                    Core Growth Fund                              $1 - $10,000

                    Global Opportunities Fund                $10,001 - $50,000

                    International Growth Fund                     $1 - $10,000
                                                                                       over $100,000

Owen Van Essen      New Mexico Intermediate Municipal Fund       over $100,000

                    Strategic Income Fund                        over $100,000

                    Value Fund                              $50,001 - $100,000

                    International Value Fund                     over $100,000

                    Core Growth Fund                             over $100,000

                    Investment Income Builder Fund               over $100,000

                    Global Opportunities Fund                    over $100,000

                    International Growth Fund                    over $100,000

                                                                                       over $100,000

James W.            Value Fund                              $50,001 - $100,000
Weyhrauch
                    International Value Fund                 $10,001 - $50,000


                    Core Growth Fund                        $50,001 - $100,000

                    Investment Income Builder Fund           $10,001 - $50,000

                    Global Opportunities Fund               $50,001 - $100,000

                                                                                       over $100,000





Personal Securities Transactions of Personnel
---------------------------------------------
     The Trust, the investment advisor to the Trust, and the distributor for the Trust, each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. Specified personnel of the Trust, investment advisor and distributor, including individuals engaged in investment management activities and others are permitted under the codes of make personal investments in securities, including securities that may be purchased or held by the Funds. Certain investments are prohibited or restricted as to timing, and personnel subject to the codes must report their investment activities to a compliance officer.

INFORMATION ABOUT PORTFOLIO MANAGERS

     Displayed below is additional information about the portfolio managers identified in the Prospectus.

Portfolio Manager Compensation
------------------------------
     The compensation of each portfolio and co-portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. Each manager currently named in the Prospectus also owns equity shares in the investment advisor, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the manager and all other expenses related to supporting the accounts managed by the manager, including the Trust; multiple year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; single year historical total return of accounts managed by the manager, including the Trust, relative to market performance and similar investment companies; the degree of sensitivity of the manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the manager's compensation with respect to the Trust and other accounts managed by the manager, except that certain accounts managed by the manager may have no income or capital gains tax considerations. To the extent that the manager realizes benefits from capital appreciation and dividends paid to shareholders of Thornburg, such benefits accrue from the overall financial performance of Thornburg.

Conflicts of Interest
---------------------
     Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio or co-portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the manager's management of a Fund's investments and the manager's management of other accounts. These conflicts could include:

     - Allocating a favorable investment opportunity to one account but not another.

     - Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

     - Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

     - Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

     The Trust's investment advisor, Thornburg, has informed the Trust that it has considered the likelihood that any material conflicts of interest could arise between a manager's management of the Funds' investments and the manager's management of other accounts. Thornburg has also informed the Trust that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Accounts Managed By Portfolio Managers
--------------------------------------
     Set out below for each of the portfolio and co-portfolio managers named in the Prospectus is information respecting the accounts managed by the manager. The information presented is current as of September 30, 2008. The information includes the Fund or Funds as to which each individual is a portfolio or co-portfolio manager. Except as noted below, as of September 30, 2008, the advisory fee for each of the accounts was not based on the investment performance of the account.

William V. Fries
----------------
Registered Investment Companies:  Accounts:  17   Assets: $21,388,909,218
Other Pooled Investment Vehicles: Accounts:   9   Assets: $1,584,151,401
Other Accounts:                   Accounts: 4,030 Assets: $6,311,971,764
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Alexander M.V. Motola
---------------------
Registered Investment Companies:  Accounts:  4    Assets: $2,212,059,640
Other Pooled Investment Vehicles: Accounts:  1    Assets: $14,172,357
Other Accounts:                   Accounts:  36   Assets: $107,511,505
Advisory Fee based
on Performance:                   Accounts:  2    Assets: $93,245,486

Brian J. McMahon
----------------
Registered Investment Companies:  Accounts:  3    Assets: $4,103,452,689
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Edward Maran
------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  6    Assets: $956,672,116
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006

Wendy Trevisani
---------------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  7    Assets: $664,881,955
Other Accounts:                   Accounts: 9,256 Assets: $7,288,666,329
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Lei Wang
--------
Registered Investment Companies:  Accounts: 12    Assets: $16,727,507,399
Other Pooled Investment Vehicles: Accounts:  3    Assets: $627,479,285
Other Accounts:                   Accounts: 27    Assets: $3,823,782,758
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $72,915,077

Connor Browne
-------------
Registered Investment Companies:  Accounts:  5    Assets: $4,661,401,819
Other Pooled Investment Vehicles: Accounts:  7    Assets: $970,844,473
Other Accounts:                   Accounts: 4,003 Assets: $2,488,189,006
Advisory Fee based
on Performance:                   Accounts:  1    Assets: $14,172,357

W. Vinson Walden
----------------
Registered Investment Companies:  Accounts:  2    Assets: $436,397,156
Other Pooled Investment Vehicles: Accounts:  2    Assets: $622,564,110
Other Accounts:                   Accounts:  2    Assets: $24,162,702

Jason Brady
-----------
Registered Investment Companies:  Accounts:  5    Assets: $4,274,751,900
Other Pooled Investment Vehicles: Accounts:  0    Assets: $0
Other Accounts:                   Accounts: 41    Assets: $161,900,949

Portfolio Managers' Ownership of Shares in the Funds
----------------------------------------------------
     Displayed below for each of the portfolio and co-portfolio managers named in the Prospectus is the dollar range of the individual's beneficial ownership of shares in the Fund or Funds as to which the individual is a manager. The information presented is current as of September 30, 2008. In each case, the dollar range listed may include shares owned by the portfolio or co-portfolio manager through the manager's self-directed account in Thornburg's retirement plan. In addition to the holdings noted below, each of the portfolio and co-portfolio managers is a participant in Thornburg's profit sharing plan, which invests in shares of each of the Funds.

William V. Fries
----------------
Value Fund                     Over $1,000,000
International Value Fund       Over $1,000,000

Alexander M.V. Motola
---------------------
Growth Fund                    $100,001 - $500,000
International Growth Fund      $100,001 - $500,000

Brian J. McMahon
----------------
Income Builder Fund            Over $1,000,000
Global Opportunities Fund      Over $1,000,000

W. Vinson Walden
----------------
Global Opportunities Fund      $100,001 - $500,000

Edward Maran
------------
Value Fund                     $100,001 - $500,000

Wendy Trevisani
---------------
International Value Fund       $100,001 - $500,000

Lei Wang
--------
International Value Fund       $10,001 - $50,000

Connor Browne
-------------
Value Fund                     $100,001 - $500,000

Jason Brady
-----------
Government Fund                    None
Income Fund                        None
Income Builder Fund                None


PRINCIPAL HOLDERS OF SECURITIES

Government Fund
---------------
     As of November 4, 2008, Government Fund had an aggregate of 19,389,754.35 shares outstanding, of which 493,118.17 were Class R3 shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned less than one percent of the Class R3 shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3 shares:

                           No. of                      % of Total
Shareholder                Shares                   Shares in Class
-----------                ------                   ---------------
Wachovia Bank              164,993.45                    33.46%
f/b/o various retirement   Class R3 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

American United Life        69,246.37                    14.04%
1 American Square           Class R3 shares
Minneapolis, MN 46262-0020

Wilmington Trust Co. as     43,572.44                     8.84%
Custodian f/b/o customer   Class R3 shares
P.O. Box 8971
Wilmington, DE 19899-8971

Orchard Trust Co.           37,582.94                     7.62%
f/b/o Oppenheimer Funds     Class R3 shares
8515 E. Orchard Rd, #2T2
Greenwood Village, CO 80111-5002

MG Trust Company as         31,498.69                     6.39%
Custodian f/b/o customer    Class R3 shares
700 17th St., Ste 300
Denver, CO 80202

Income Fund
-----------
     As of November 4, 2008, Income Fund had an aggregate of 25,920,145.81 shares outstanding, of which 809,334.56 were Class R3 shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned less than one percent of the Class R3 shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3 shares:

                           No. of                      % of Total
Shareholder                Shares                   Shares in Class
-----------                ------                   ---------------
American United Life       224,182.53                    27.70%
1 American Square          Class R3 shares
Minneapolis, MN 46262-0020

Prudential Retirement      143,100.70                    17.68%
Insurance & Annuity f/b/o  Class R3 shares
Various Retirement Plans
280 Trumbull St.
One Commercial Place
Hartford, CT 06103-3509

American United Life       118,602.41                    14.65%
1 American Square          Class R3 shares
Minneapolis, MN 46262-0020

Merrill Lynch              106,943.38                    13.21%
f/b/o its Customers        Class R3 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

NFS LLC, f/b/o customer    70,178.39                      8.67%
167 South Park             Class R3 shares
San Francisco, CA 94104

Value Fund
----------
     As of November 4, 2008, Value Fund had an aggregate of 125,813,714.29 shares outstanding, of which 5,613,357.45 were Class R3 shares, 1,148,029.82 were Class R4 Shares and 4,713,143.43 were Class R5 shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned less than one percent of the Class R3, Class R4 and Class R5 shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 and Class R5 shares:

                           No. of                      % of Total
Shareholder                Shares                   Shares in Class
-----------                ------                   ---------------
Tenbroeck/Strogoff         1,024,886.70                  18.26%
Hartford Insurance Co.     Class R3 shares
P.O. Box 2999
Hartford, CT 06104-2999

NFS LLC, f/b/o customer    786,765.34                    14.02%
1150 Olive Street,         Class R3 shares
Ste 2700
Los Angeles, CA 90015-2211

Merrill Lynch              211,081.04                    18.39%
f/b/o its Customers        Class R4 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

NFS LLC, f/b/o customer    202,641.55                    17.65%
1150 Olive Street,         Class R4 shares
Ste 2700
Los Angeles, CA 90015-2211

JP Morgan Chase, as        70,944.96                      6.18%
Trustee for a customer     Class R4 shares
9300 Ward Parkway
Kansas City, MO 64114-3317

New York Life Trust Co.    1,548,226.31                  32.85%
690 Canton Street,         Class R5 shares
Suite 100
Westwood, MA 02090-2344

Taynick and Co., c/o       589,422.75                    12.51%
Investors Bank and Trust   Class R5 shares
200 Clarendon Street
Boston, MA 02116-5021

Massachusetts Mutual       476,952.79                    10.12%
Insurance Co.              Class R5 shares
1295 State St.
Springfield, MA 01111-0001

Standard Insurance Co.     329,102.64                     6.98%
1100 SW 6th Avenue         Class R5 shares
Portland, OR 97204-1020

Mercer Trust Company       308,031.07                     6.54%
as Trustee f/b/o a         Class R5 shares
customer
264 South River Rd. Ste 538
Bedford, NH 03110

DCGT as Trustee            258,014.39                     5.47%
f/b/o Principal Financial  Class R5 shares
Group
711 High Street
Des Moines, IA 50309-2732

International Value Fund
------------------------
     As of November 4, 2008, International Value Fund had an aggregate of 591,265,099.35 shares outstanding, of which 37,933,665.97 were Class R3 shares, 10,621,722.21 were Class R4 Shares and 39,610,489.43 were Class R5 shares. On November 4, 2008, officers, Trustees and related persons of the Trust, as a group, owned less than one percent of the Class R3, Class R4 or Class R5 shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 and Class R5 shares:

                               No. of                      % of Total
Shareholder                    Shares                   Shares in Class
-----------                    ------                   ---------------
Tenbroeck/Strogoff            6,937,425.28                    18.29%
Hartford Ins. Co.             Class R3 shares
P.O. Box 2999
Hartford, CT 06104-2999

Merrill Lynch                 4,943,305.25                    13.03%
f/b/o its Customers           Class R3 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Wachovia Bank                 3,402,928.73                     8.97%
f/b/o various retirement      Class R3 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

Merrill Lynch                 2,952,883.48                    27.80%
f/b/o its Customers           Class R4 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

NFS LLC, FBO customer          885,280.56                      8.33%
1150 Olive Street, Ste 2700   Class R4 shares
Los Angeles, CA 90015-2211

DWS Trust Co., as Trustee      603,205.59                      5.68%
f/b/o a customer              Class R4 shares
PO Box 1757
Salem, NH 03079-1143

Wachovia Bank                  598,980.45                      5.64%
f/b/o various retirement      Class R4 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

Wachovia Bank                 4,574,620.80                     11.55%
f/b/o various retirement      Class R5 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

Massachusetts Mutual          3,911,427.91                     10.31%
Insurance Co.                 Class R5 shares
1295 State St.
Springfield, MA 01111-0001

Vanguard Group                2,495,479.17                      6.58%
400 Devon Park Dr.            Class R5 shares
Wayne, PA 19087-1816

Merrill Lynch                 2,384,944.05                      6.02%
f/b/o its Customers           Class R5 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

New York Life Trust Co.       2,110,318.29                      5.33%
690 Canton Street, Ste 100    Class R5 shares
Westwood, MA 02090-2344

NFS LLC, f/b/o customer       2,080,983.25                      5.25%
167 South Park                Class R5 shares
San Francisco, CA 94104-2139

Growth Fund
-----------
     As of November 4, 2008, Growth Fund had an aggregate of 143,297,569.23 shares outstanding, of which 21,194,768.11 were Class R3 shares, 1,542,601.88 were Class R4 Shares and 18,517,936.90 were Class R5 shares. On November 4, 2008, officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned less than one percent of the Class R3, Class R4 and Class R5 shares of the Fund. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 and Class R5 shares:

                                No. of                    % of Total
Shareholder                     Shares                  Shares in Class
-----------                     ------                  ---------------
NFS LLC, FBO customer         2,709,747.74                   12.78%
1150 Olive Street, Ste 2700  Class R3 shares
Los Angeles, CA 90015-2211

Tenbroeck/Strogoff            2,635,361.28                   12.43%
Hartford Ins. Co.             Class R3 shares
P.O. Box 2999
Hartford, CT 06104-2999

Wachovia Bank                 1,981,651.42                    9.35%
f/b/o Various Retirement      Class R3 shares
Accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

American United Life          1,547,252.47                    7.30%
1 American Square             Class R3 shares
Indianapolis, IN 46282-0020

Prudential Retirement         1,453,948.30                    6.86%
Insurance & Annuity f/b/o     Class R3 shares
Various Retirement Plans
280 Trumbull St.
One Commercial Place
Hartford, CT 06103-3509

GPC as agent for Reliance     266,723.38                     17.29%
Trust Company                 Class R4 shares
on behalf of a customer
PO Box 79377
Atlanta, GA 30357-7377

Merrill Lynch                 197,345.88                     12.79%
f/b/o its Customers           Class R4 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

GPC as agent for Reliance     170,154.58                     11.03%
Trust Company                 Class R4 shares
on behalf of a customer
PO Box 79377
Atlanta, GA 30357-7377

NFS LLC, f/b/o customer       114,905.88                      7.45%
1150 Olive Street, Ste 2700   Class R4 shares
Los Angeles, CA 90015-2211

Massachusetts Mutual          2,418,998.76                   13.06%
Insurance Co.                 Class R5 shares
1295 State St.
Springfield, MA 01111-0001

American United Life          1,816,008.00                    9.81%
1 American Square             Class R5 shares
Indianapolis, IN 46282-0020

DCGT as Trustee or Custodian  1,599,528.43                    8.64%
f/b/o Principal Financial     Class R5 shares
Group
711 High Street
Des Moines, IA 50309-2732

DCGT as Trustee or Custodian  1,313,083.74                    7.09%
FBO Principal Financial       Class R5 shares
Group
711 High Street
Des Moines, IA 50309-2732

NFS LLC, f/b/o customer       1,043,376.37                    5.63%
1150 Olive Street, Ste 2700   Class R5 shares
Los Angeles, CA 90015-2211

Taynick and Co., c/o          982,651.27                      5.31%
Investors Bank and Trust Co.  Class R5 shares
200 Clarendon Street
Boston, MA 02116-5021

Wachovia Bank                 976,531.52                      5.27%
FBO various retirement        Class R5 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

Income Builder Fund
-------------------
     As of November 4, 2008, Income Builder Fund had an aggregate of 201,128,481.41 shares outstanding, of which 679,433.15 were Class R3 shares, 14,898.63 were Class R4 shares and 15,010.96 were Class R5 Shares. On November 4, 2008, officers, Trustees and related persons of the Trust, as a group, owned less than one percent of the Class R3 and Class R5 shares of the Fund. On November 4, 2008, officers, Trustees and related persons of the Trust, as a group, owned 167.53 Class R4 shares of the Fund, representing 1.12% of the Fund's Class R4 shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 and Class R5 shares:

                                No. of                  % of Total
Shareholder                     Shares                Shares in Class
-----------                     ------                ---------------
Citigroup Global Markets, Inc. 160,324.75                  23.60%
House Account                 Class R3 shares
11155 Red Run Blvd
Owings Mills, MD 21117-3256

Merrill Lynch                  77,977.15                   11.48%
f/b/o its Customers           Class R3 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Prudential Retirement          43,665.24                    6.43%
Insurance & Annuity f/b/o     Class R3 shares
Various Retirement Plans
280 Trumbull St.
One Commercial Place
Hartford, CT 06103-3509

Wachovia Bank                  41,744.50                    6.14%
f/b/o various retirement      Class R3 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

AG Edwards                     14,621.42                   98.14%
f/b/o its customer            Class R4 shares
One North Jefferson
St. Louis, MO 63103

Wachovia Bank                   3,864.08                   25.74%
f/b/o various retirement      Class R5 shares
accounts
1525 West WT Harris Blvd.
Charlotte, NC 26288-0001

Community Bank                  3,773.06                   25.14%
f/b/o its customers           Class R5 shares
6 Rhoads Drive, Ste 7
Utica, NY 13502-8374

Mercer Trust Company            2,798.57                   18.64%
as Trustee f/b/o a            Class R5 shares
customer
264 South River Rd. Ste 538
Bedford, NH 03110

Emjayco Corporate Trustee       1,990.51                   13.26%
f/b/o its customer            Class R5 shares
8515 E. Orchard Rd.
Greenwich Village, CO 80111

First Clearing, LLC             1,001.62                    6.67%
f/b/o its customers           Class R5 shares
901 E. Byrd St., 4th Fl.
Richmond, VA 23219

Merrill Lynch                    876.11                     5.84%
f/b/o its Customers           Class R5 shares
4800 Deer Lake Dr.
Jacksonville, FL 32246-6484

Global Opportunities Fund
-------------------------
     As of November 4, 2008, Global Opportunities Fund had an aggregate of 27,589,438.95 shares outstanding, of which 2,745.74 were Class R3 shares,
192.56 were Class R4 shares and 180.45 were Class R5 shares. On November 4, 2008, officers, Trustees and related persons of the Trust, as a group, owned 180.93 Class R3 shares of the Fund, representing 6.59% of the Fund's Class R3 shares, owned 180.89 Class R4 shares of the Fund, representing 93.94% of the Fund's Class R4 shares, and owned all of the Fund's Class R5 shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 or Class R5 shares:

                               No. and Class               % of Total
Shareholder                      of Shares               Shares in Class
-----------                    --------------            ---------------
MG Trust Co. FBO               2,289.06                      83.37%
Customer                       Class R3 shares
700 17th St., Suite 300
Denver, CO 80202-3531

Citigroup Global Markets, Inc.  170.30                        6.20%
House Account                 Class R3 shares
11155 Red Run Blvd
Owings Mills, MD 21117-3256

State Street Bank & Trust Co.   168.79                        6.15%
f/b/o a customer IRA          Class R3 shares
2 Avenue de Lafayette
Boston, MA 02111

State Street Bank & Trust Co.   168.75                       87.64%
f/b/o a customer IRA          Class R4 shares
2 Avenue de Lafayette
Boston, MA 02111

Leigh Moiola                     12.14                        6.30%
c/o Thornburg Investment      Class R4 shares
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

MG Trust Co. FBO                 11.67                        6.06%
Customer                       Class R4 shares
700 17th St., Suite 300
Denver, CO 80202-3531

State Street Bank & Trust Co.   168.34                       93.29%
f/b/o a customer IRA          Class R5 shares
2 Avenue de Lafayette
Boston, MA 02111

Leigh Moiola                     12.11                        6.71%
c/o Thornburg Investment      Class R5 shares
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

International Growth Fund
-------------------------
     As of November 4, 2008, International Growth Fund had an aggregate of 7,225,273.54 shares outstanding, of which 10,908.96 were Class R3 shares,
230.35 were Class R4 shares and 228.87 were Class R5 shares. On November 4, 2008, the officers, Trustees and related persons of Thornburg Investment Trust, as a group, owned 230.35 Class R3 shares of the Fund, representing 2.11% of the Fund's Class R3 shares, and owned all of the Fund's Class R4 and Class R5 shares. On November 4, 2008, the following persons were known to have held of record or beneficially 5% or more of the Fund's Class R3, Class R4 or Class R5 shares:

                               No. and Class               % of Total
Shareholder                      of Shares               Shares in Class
-----------                    --------------            ---------------
Citigroup Global Markets Inc.     10,372.20                  95.08%
House Account                  Class R3 shares
11155 Red Run Blvd.
Owings Mill, MD 21117

State Street Bank & Trust Co.     215.21                     93.43%
f/b/o a customer IRA           Class R4 shares
2 Avenue de Lafayette
Boston, MA 02111

Leigh Moiola                       15.14                      6.57%
c/o Thornburg Investment       Class R4 shares
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506

State Street Bank & Trust Co.     213.83                     93.43%
f/b/o a customer IRA           Class R5 shares
2 Avenue de Lafayette
Boston, MA 02111

Leigh Moiola                       15.04                      6.57%
c/o Thornburg Investment       Class R5 shares
Management, Inc.
2300 North Ridgetop Road
Santa Fe, NM 87506


                              NET ASSET VALUE

     Each Fund will calculate its net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the 1940 Act, net asset value must be computed at least once daily on each day (i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.


                              DISTRIBUTOR

     Pursuant to a Distribution Agreement with Thornburg Investment Trust, Thornburg Securities Corporation ("TSC") acts as principal underwriter for each of the Funds. The Funds do not bear selling expenses except (i) those involved in registering its shares with the Securities and Exchange Commission and qualifying them or the Fund with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans and Agreements and which might be considered selling expenses.
Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreements, except that termination other than upon assignment requires six months' notice.

     Garrett Thornburg, Chairman and Trustee of Thornburg Investment Trust, is also Director and controlling stockholder of TSC.


    ADDITIONAL INFORMATION RESPECTING PURCHASE AND REDEMPTION OF SHARES

     To the extent consistent with state and federal law, your Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                      BUSINESS CONTINUITY PLAN

        Thornburg and TSC have each adopted a business continuity plan that seeks to anticipate significant business disruptions to its operations, including disruptions to the securities markets due to terrorist attack.
In accordance with this plan, Thornburg and TSC have each identified and made provision to recover all the critical systems required to protect its customers in the event of a significant business disruption.


               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, is the independent registered public accounting firm of the Funds.